THE DIRECTOR M SELECT OUTLOOK

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

[TELEPHONE ICON]  1-800-862-6668 (CONTRACT OWNERS)
                  1-800-862-7155 (REGISTERED REPRESENTATIVES)
[COMPUTER ICON]   WWW.HARTFORDINVESTOR.COM

                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This variable annuity prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company ("us," "we" or "our"). This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

X  AllianceBernstein Variable Products Series Fund, Inc.

X  Fidelity Variable Insurance Funds

X  Hartford HLS Series Fund II, Inc.

X  Hartford Series Fund, Inc.

X  Lord Abbett Series Fund, Inc.

X  Oppenheimer Variable Accounts Funds

X  Putnam Variable Trust

X  The Universal Institutional Funds, Inc.

X  Van Kampen Life Investment Trust

X  Evergreen Variable Annuity Trust

Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon or intend to engage in market timing. You will get NO ADDITIONAL TAX advantage from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

          NOT INSURED BY FDIC OR ANY                MAY LOSE            NOT A DEPOSIT OF OR GUARANTEED BY             [NOT] FDIC
          FEDERAL GOVERNMENT AGENCY                  VALUE                ANY BANK OR ANY BANK AFFILIATE              [NOT] BANK

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 2008

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2008

2

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                         PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                  3
2. SYNOPSIS                                                                    5
3. GENERAL INFORMATION                                                         8
  The Company                                                                  8
  The Separate Account                                                         8
  The Funds                                                                    8
  Fixed Accumulation Feature                                                  10
4. PERFORMANCE RELATED INFORMATION                                            10
5. THE CONTRACT                                                               11
  a.  Purchases and Contract Value                                            11
  b.  Charges and Fees                                                        18
  c.  Surrenders                                                              19
  d.  Annuity Payouts                                                         22
  e.  Standard Death Benefits                                                 25
6. OPTIONAL DEATH BENEFITS                                                    28
  a.  MAV Plus                                                                28
7. OPTIONAL WITHDRAWAL BENEFITS                                               30
  a.  The Hartford's Principal First Preferred                                30
  b.  The Hartford's Lifetime Income Foundation                               33
  c.  The Hartford's Lifetime Income Builder II                               41
  d.  The Hartford's Principal First                                          49
8. MISCELLANEOUS                                                              52
  a.  Definitions                                                             52
  b.  State Variations                                                        56
  c.  Financial Statements                                                    58
  d.  More Information                                                        58
  e.  Legal Proceedings                                                       58
  f.  How Contracts Are Sold                                                  59
9. FEDERAL TAX CONSIDERATIONS                                                 61
10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                      67
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      74
APPENDIX I -- EXAMPLES                                                   APP I-1
APPENDIX II -- ACCUMULATION UNIT VALUES                                 APP II-1
APPENDIX A -- PRODUCT COMPARISON INFORMATION                             APP A-1
APPENDIX B -- OPTIONAL BENEFITS COMPARISONS                              APP B-1
APPENDIX C -- THE HARTFORD'S LIFETIME INCOME BUILDER                     APP C-1
APPENDIX D -- EXCHANGE PROGRAMS                                          APP D-1

-------------------------------------------------------------------------------

1. HIGHLIGHTS

A. OVERVIEW

This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.

This variable annuity lets you:

X  Invest among different investment options. (Sections 3, 5(a) & Appendix A)

X  Make tax-free transfers among investment options. (Sections 5(a), 9 & 10)

X Defer taxes on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), 9 & 10)

X Choose from among several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2, 7 & Appendix B)

X Collect Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))

X Select among different Death Benefits. (Sections 2, 5(e), 6, 7(b), 7(c) & Appendices I & B)

B. HOW TO BUY OUR VARIABLE ANNUITY (Sections 5(a), 8(a) & Appendix A)

[In writing]  Complete our application or order request and submit it to your
              Financial Intermediary for approval.
     $        Include the applicable minimum Premium Payment.

[Thumbs up]   Choose an optional feature right for you. Options include:

           OPTIONAL FEATURE                          GENERAL PURPOSE
--------------------------------------------------------------------------------
MAV/MAV Plus                             Guaranteed Minimum Death Benefit that
                                         ratchets up based on performance
The Hartford's Principal First           Guaranteed Minimum Withdrawal Benefit
                                         with periodic step-up rights
The Hartford's Principal First           Guaranteed Minimum Withdrawal Benefit
Preferred
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Selects                                  Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Portfolios                               Benefit with full annual step-up rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
II                                       Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Foundation                               Benefit

For The Hartford's Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford's Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.

Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold/Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Threshold/Lifetime Benefit Payment.

Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your application and Contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. Other optional features that are not actively sold are referenced in Appendix C. For more information, see Section 7 & Appendix B.

Not every variation of this variable annuity may be available from your Financial Intermediary.

4

-------------------------------------------------------------------------------

C. INVESTMENT OPTIONS (Sections 3, 5(a) & Appendices II & A)

You may invest in:

X Funds with different investment strategies, objectives and risk/reward profiles.

X  In certain circumstances, you may also invest in a Fixed Accumulation
   Feature.

D. CHARGES AND FEES (Sections 2, 5(b), 5(c) & Appendices II, A & B)

You will pay the following types of fees:

X  Sales charges (varies by Contract version)

X  Contract expenses (varies by Contract version)

X  Optional rider fees (if selected)

X  Fund expenses

E. ASK QUESTIONS BEFORE YOU INVEST

Before you decide to buy any variable annuity, consider the following questions:

- Will you use the variable annuity primarily to save for retirement or a similar long-term goal?
- Are you investing in the variable annuity through a retirement plan or IRA (which would mean that you are not receiving any additional tax-deferral benefit from the variable annuity)?
- Are you willing to take the risk that your Contract Value may decrease if your underlying investment options perform poorly?
- Do you intend to hold this variable annuity long enough to avoid paying any applicable surrender charges if you have to withdraw money?
- If you are exchanging one annuity for another one, do the benefits of the exchange outweigh the costs, such as any applicable surrender charges you might have to pay if you withdraw your money before the end of any surrender charge period for the new annuity?
-     Do you need an optional living or Death Benefit?
- If you are purchasing our "Plus" variable annuity, are you sure that you understand that you are buying a "bonus" annuity? Do you understand that you pay for Payment Enhancements through higher surrender charges, a longer surrender period and higher mortality and expense risk charges? Do you know that we may take back some or all Payment Enhancements in certain circumstances?

Here are a few suggestions that might make it easier for you to use this prospectus:

X We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a "Contract").

X We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

X Know what kind of variable annuity you are buying. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your application and Contract. Even though we have included comparison information about other variations of this variable annuity so that you can have a better idea which one might be appropriate for you, you may only need to focus only on those sections that specifically apply to the form of variable annuity you chose.

X The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix B provides a summary of these features in an easy to read table. Likewise, Appendix A is designed to compare and contrast different variations of this variable annuity.

F. COMMISSIONS FOR SELLING THIS VARIABLE ANNUITY (Section 8(f) & Appendix A)

We pay a commission for selling this variable annuity to you. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age. We also provide various promotional incentives to Financial Intermediaries to promote our products. These arrangements create a potential conflict of interest. You should ask your Registered Representative for information regarding these matters.

-------------------------------------------------------------------------------

2. SYNOPSIS

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SALES CHARGE IMPOSED ON PURCHASES (as a percentage of Premium Payments)                                 None
  $0 - $49,999                                                                                              0%
  $50,000 - $99,999                                                                                         0%
  $100,000 - $249,999                                                                                       0%
  $250,000 - $499,999                                                                                       0%
  $500,000 - $999,999                                                                                       0%
  $1,000,000+                                                                                               0%
CONTINGENT DEFERRED SALES CHARGE* (as a percentage of Premium Payments)
  First Year                                                                                                7%
  Second Year                                                                                               6%
  Third Year                                                                                                5%
  Fourth Year                                                                                               4%
  Fifth Year                                                                                                0%
  Sixth Year                                                                                                0%
  Seventh Year                                                                                              0%
  Eighth Year                                                                                               0%
  Ninth Year                                                                                                0%
SURRENDER FEE (as a percentage of amount Surrendered, if applicable)                                    None
EXCHANGE FEE                                                                                            None

*   Each Premium Payment has its own Contingent Deferred Sales Charge schedule.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL MAINTENANCE FEE (1)                                                                              $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Account Value)
  Mortality and Expense Risk Charge                                                                      1.40%
  Administrative Charge                                                                                  0.20%
  Total Separate Account Annual Expenses                                                                 1.60%
MAXIMUM OPTIONAL CHARGES (as a percentage of average daily Account Value)
  The Hartford's Principal First Preferred Charge (5)                                                    0.20%
  The Hartford's Principal First Charge (2)(5)                                                           0.75%
  MAV/MAV Plus Charge                                                                                    0.30%
  Total Separate Account Annual Expenses with optional benefit separate account charges                  2.65%
MAXIMUM OPTIONAL CHARGES (3) (as a percentage of Benefit Amount or Payment Base (4))
  The Hartford's Lifetime Income Foundation (5)                                                          0.30%
  The Hartford's Lifetime Income Builder II Charge (2)(5)                                                0.75%
  The Hartford's Lifetime Income Builder Charge (2)(5)                                                   0.75%

6

-------------------------------------------------------------------------------

The Hartford's Lifetime Income Builder Selects (2)(3)(5)
  Single Life Option Charge                                                                      1.50%
  Joint/Spousal Life Option Charge                                                               1.50%
The Hartford's Lifetime Income Builder Portfolios (2)(3)(5)
  Single Life Option Charge                                                                      1.50%
  Joint/Spousal Life Option Charge                                                               1.50%

(1) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2) The current charges for new purchases are The Hartford's Lifetime Income Builder (0.40%), The Hartford's Lifetime Income Builder II (0.40%) and The Hartford's Principal First (0.50%), The Hartford's Lifetime Income Builder Selects (0.55%) and The Hartford's Lifetime Income Builder Portfolios (0.65%).

(3) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)  See "Does the Benefit Amount/Payment Base change under this rider?" in
     Section 6 for a description of the terms "Benefit Amount" and "Payment
     Base."

(5)  You may not own more than one of these optional riders at the same time.

The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                               MINIMUM            MAXIMUM
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.33%              3.80%
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)

-------------------------------------------------------------------------------

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES.

LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE.

THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED, HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:

(1) If you Surrender your variable annuity at the end of the applicable time period:

1 year                                                  $1,352
3 years                                                 $2,488
5 years                                                 $3,337
10 years                                                $6,406

(2)  If you annuitize at the end of the applicable time period:

1 year                                                    $584
3 years                                                 $1,930
5 years                                                 $3,232
10 years                                                $6,301

(3)  If you do not Surrender your variable annuity:

1 year                                                    $689
3 years                                                 $2,035
5 years                                                 $3,337
10 years                                                $6,406

CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

8

-------------------------------------------------------------------------------

3. GENERAL INFORMATION

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Not all Contracts are available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:

- Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Are not subject to the liabilities arising out of any other business we may conduct. All guarantees under the Contract are our general corporate obligations.

- Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

- May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

- Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS

The Funds available for investment are described in Appendix A. These are not the same mutual funds that you can buy through your stockbroker even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all variations of this Contract.

MIXED AND SHARED FUNDING -- Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

-------------------------------------------------------------------------------

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2007, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Branch Banking & Trust Company, Evergreen Investment Services Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Fifth Third Bank Corporation, Franklin Templeton Services, LLC, The Huntington Funds, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Merrill Lynch Asset Management & Princeton Funds Distributor, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, MTB Investment Advisors, Inc., Banc of America Advisors, LLC, Banc One Investment Advisors Corporation, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, SunTrust Securities, Inc. & Trusco Capital Management, Inc., UBS Financial Services, Inc., Van Kampen Life Investment Trust & Van Kampen Asset Management, Van Kampen Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.25%, respectively, in 2007, and are not expected to exceed 0.50% and 0.35%, respectively, in 2008, of the annual percentage of

10

-------------------------------------------------------------------------------

the average daily net assets (for instance, in 2007, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2007, revenue sharing and Rule 12b-1 fees did not exceed $162.2 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

FIXED ACCUMULATION FEATURE

THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACTS.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.

We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.

4. PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.

-------------------------------------------------------------------------------

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. THE CONTRACT

A. PURCHASES AND CONTRACT VALUE

WHO CAN BUY THIS CONTRACT?

The Contract is an individual or group tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

Refer to Appendix A for more information about the different forms of contracts we offer. Not all forms of contracts may be available through your Registered Representative or from each issuing company.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.

The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. See Appendix A for more information. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check

12

-------------------------------------------------------------------------------

does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?

Your initial Premium Payment will usually be invested within two Valuation Days of our actual receipt in-hand at our Administrative Office of both a properly completed application or order request and the Premium Payment; both being in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. The suitability and good order process can take up to 17 Business Days from when you leave your Premium with your Registered Representative. During this period, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for market losses, gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative's recommendations. Your Financial Institution, and we, may directly or indirectly earn income on your Premium Payments. These circumstances represent a conflict of interest. For more information, contact your Registered Representative.

HOW IS THE VALUE OF YOUR CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value:
(1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

-------------------------------------------------------------------------------

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract variations.

INVESTEASE

This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund. You can not use this Program to invest in the DCA Plus Programs.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, a Money Market sub-account, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

14

-------------------------------------------------------------------------------

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA

DCA Plus -- These programs allow you to earn a fixed rate of interest on investments. These programs are different from the Fixed Accumulation Feature. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to lock in a rate of interest using either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 12 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 12 month period. You must elect to make not less than 7 nor more than 12 transfers to fully deplete sums invested in this Program.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 6 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 6 month period. You must make not less than 3 nor more than 6 transfers at any frequency you chose to fully deplete sums invested in this Program.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made in a month (or other interest rate effective period) other than your last program investment are considered a separate rate lock program investment. You can invest in up to 5 different rate lock programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We may pre-authorize transfers from our Fixed Accumulation Feature subject to restrictions. This minimum amount applies to the initial and all subsequent Premium Payments in a given rate lock program.

- Pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions in good order.

- If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is active on the contract, we will set up the new Program to mirror the existing one. If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is not active on the contract, but is the future investment allocation and a Static Model Portfolio Plan is active on the contract, we will set up the new Program to move funds to the Static Model Portfolio Plan. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive in good order enrollment instructions within the 15 day timeframe noted above, we will refund the Program payment for further instruction.

- If your Program payment is less than the required minimum amount, we will invest into the destination funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Program is active on the contract, we will apply the payment to the destination funds of the current DCA Plus program. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The credited interest rate used under the DCA Plus Programs is not earned on the full amount of your Premium Payment for the entire length of the Program because Program transfers to Funds decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

Fixed Amount DCA -- This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins in 15 days unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

Earnings/Interest DCA -- This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

-------------------------------------------------------------------------------

AUTOMATIC INCOME PROGRAM

This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.

OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

-   These Programs may be adversely affected by Fund trading policies.

CAN YOU TRANSFER FROM ONE FUND TO ANOTHER?

During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

16

-------------------------------------------------------------------------------

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                               PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth         Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any              Yes
number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts           Yes
to any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth          No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account
to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

FUND TRADING POLICIES

You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

-------------------------------------------------------------------------------

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information.

Fund abusive trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCUMULATION FEATURE TRANSFERS -- If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

18

-------------------------------------------------------------------------------

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

TELEPHONE AND INTERNET TRANSFERS -- Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person or your Registered Representative to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

B. CHARGES AND FEES

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

-------------------------------------------------------------------------------

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.

PREMIUM TAXES

We deduct premium taxes, if required, by a state or other government agency. Some states collect these taxes when Premium Payments are made; others collect at Annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

SALES CHARGES

We offer three contract variations that have a CDSC (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). These types of charges (and any available reductions or waivers) are described in Section 2.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

Please see "Synopsis" for a description of charges and fees.

C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs,

20

-------------------------------------------------------------------------------

a pro-rated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

There are several restrictions on partial Surrenders before the Annuity Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to optional benefits.

AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable CDSCs.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

-------------------------------------------------------------------------------

HOW DO YOU REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone or on the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from; otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests -- To request a partial Surrender by internet; we must have received your completed Internet partial Withdrawal Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on Internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

More than one Contract issued in the same calendar year -- If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

22

-------------------------------------------------------------------------------

D. ANNUITY PAYOUTS

When you "annuitize" your Contract, you begin the process of converting Accumulation Units in what is known as the "payout phase." The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want the Payee to receive Annuity Payouts?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Your Annuity Commencement Date cannot be earlier than:

X  2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout

X  Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

X Annuitant's 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday)

X  10th Contract Year (subject to state variation)

X The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than 30 days prior to a scheduled Annuity Commencement Date

We reserve the right, in our sole discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. In certain instances, a Financial Intermediary has asked us to prohibit Annuity Commencement Date extensions for their customers when the Annuitant turns age 95. Please ask your Registered Representative whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your living and Death Benefits.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

-------------------------------------------------------------------------------

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE, IF APPLICABLE, MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

24

-------------------------------------------------------------------------------

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

-   the Assumed Investment Return ("AIR").

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
-------------------------------------------------------------------
 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New

-------------------------------------------------------------------------------

York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

E. STANDARD DEATH BENEFITS

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.

The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

THE PREMIUM SECURITY DEATH BENEFIT

This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders; or

-   The lesser of:

       -   Maximum Anniversary Value, or

       - the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).

Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.

THE ASSET PROTECTION DEATH BENEFIT

This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   The lesser of:

       -   Premium Payments (adjusted for partial Surrenders), or

       - the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).

If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.

Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

26

-------------------------------------------------------------------------------

- Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

ADDITIONAL INFORMATION ABOUT DEATH BENEFITS

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

- $5 million of Premium Payments (as reduced by an adjustment for Surrenders), or

-   Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, unless we are otherwise instructed, we may transfer that amount to our General Account and issue the Beneficiary a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

-------------------------------------------------------------------------------

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Owner dies and the Owner's Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                 Contract Owner and the           deceased                         receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The
                                                                                                   Contract Owner may waive this
                                                                                                   presumption and receive the
                                                                                                   Death Benefit.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.

28

-------------------------------------------------------------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives the payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Owner           Designated Beneficiary receives the
                                                                                    payout at death, if any.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

6. OPTIONAL DEATH BENEFITS

A. MAV PLUS

OBJECTIVE

Refund net Premium Payments as well as some percentage of any Contract Value gains.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.

The MAV Plus Death Benefit is the greatest of:

A.  Contract Value on the date we receive due proof of death.

B. Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C. Maximum Anniversary Value -- The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
    (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D. Earnings Protection Benefit -- The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

       - If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

       - If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

    We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

    We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.

    The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

       - the Contract Value on the date this rider was added to your Contract; plus

       - Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

       -   any adjustments for partial Surrenders.

-------------------------------------------------------------------------------

    If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.

WHEN CAN YOU BUY THIS RIDER?

You may elect this rider only at the time of issue and once you do so, your choice is irrevocable. You may not choose this optional Death Benefit if the Owner(s) and/or Annuitant are age 76 or older on the Contract issue date. In states where the MAV Plus Death Benefit is not available, we offer the "Maximum Anniversary Value (MAV) Death Benefit" for the same additional fee. The MAV Death Benefit is the same as the MAV Plus Death Benefit but excludes the Earnings Protection Benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

No.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

No. This rider is not affected by the Benefit Amount or Payment Base.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR CONTRACT RIGHTS?

Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

This rider will be terminated and the fee will no longer be assessed.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

30

-------------------------------------------------------------------------------

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

- $5 million of Premium Payments (as reduced by an adjustment for Surrenders), or

-   Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is not available in all states or is named differently in those states.

- If your Contract has no gain, your Beneficiary will receive no additional benefit.

- A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

- This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

-   Annuitizing your Contract will extinguish this rider.

7. OPTIONAL WITHDRAWAL BENEFITS

A. THE HARTFORD'S PRINCIPAL FIRST PREFERRED

OBJECTIVE

Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THIS RIDER?

You cannot elect The Hartford's Principal First Preferred after May 1, 2008.

For investors purchasing a Contract after August 14, 2006, the maximum age of any Contract Owner or Annuitant when electing this rider is age 70. For all other investors, the maximum age of any Contract Owner or Annuitant electing this rider is age 85 for non-qualified plans and age 70 for IRA or qualified plans. If not elected at issue, Plus Contract Owners must wait until after the first Contract Anniversary before purchasing this benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Account Value and is deducted daily. We will continue to deduct The Hartford's Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

-------------------------------------------------------------------------------

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  The Contract Value immediately following the partial Surrender; or

        (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 6 for The Hartford's Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions ("RMD"). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the RMD from the Contract and, as a result, the withdrawals exceed your annual Benefit Payment, we will not recalculate your Benefit Amount or Benefit Payment.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.

32

-------------------------------------------------------------------------------

If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.

You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 5% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the sole Beneficiary is the deceased Owner's Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PFP Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

-------------------------------------------------------------------------------

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- We can revoke this rider if you violate the investment restrictions requirements. Once revoked, you cannot reinstate this or any other optional benefit rider and the rider fee will cease.

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

-   Benefit Payments can't be carried forward from one year to the next.

- Annual Surrenders exceeding 5% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

B. THE HARTFORD'S LIFETIME INCOME FOUNDATION

OBJECTIVE

Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THIS RIDER?

Subject to State approval of The Hartford's Lifetime Income Builder Portfolios and The Hartford's Lifetime Income Builder Selects, this rider is closed to new investors. If applicable, you may elect this rider at the time of purchase, or at a later date, if you are eligible to participate in a designated company sponsored exchange program. The benefits comprising this rider may not be purchased separately. This rider may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw this rider at any time.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

34

-------------------------------------------------------------------------------

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

- Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the

-------------------------------------------------------------------------------

  first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

36

-------------------------------------------------------------------------------

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to the discussion under "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

-------------------------------------------------------------------------------

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                 AND . . .                          AND . . .                       THEN THE . . .
Contract Owner               There is a surviving Contract      The Annuitant is living or         The surviving Contract Owner
                             Owner                              deceased                           continues the Contract and rider;
                                                                                                   we will increase the Contract
                                                                                                   Value to the Death Benefit value
Contract Owner               There is no surviving Contract     The Spouse is the sole primary     Follow Spousal Contract
                             Owner                              beneficiary                        continuation rules for joint life
                                                                                                   elections
Contract Owner               There is no surviving Contract     The Annuitant is living or         Rider terminates and Contract
                             Owner or Beneficiary               deceased                           Owner's estate receives the Death
                                                                                                   Benefit
Annuitant                    The Contract Owner is living       There is a Contingent Annuitant    The Rider continues; upon the
                                                                                                   death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

38

-------------------------------------------------------------------------------

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

-------------------------------------------------------------------------------

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code
Section 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of a Covered Life change. We may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

40

-------------------------------------------------------------------------------

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and

-------------------------------------------------------------------------------

  those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

C. THE HARTFORD'S LIFETIME INCOME BUILDER II

OBJECTIVE

Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THIS RIDER?

Subject to State approval of The Hartford's Lifetime Income Builder Portfolios and The Hartford's Lifetime Income Builder Selects, this rider is closed to new investors. If available, you may elect this rider at the time of purchase, or may exchange the rider if you are eligible to participate in a designated company sponsored exchange program described in Appendix D. The benefits comprising this rider may not be purchased separately. This rider may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw this rider at any time.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and

42

-------------------------------------------------------------------------------

Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you are eligible for future automatic Payment Base increases. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers or the fee we set before we cease offering this rider. In no event will this charge exceed 0.75% annually.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

- Automatic Payment Base increases. Your Payment Base may fluctuate based on annual "automatic Payment Base increases." You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.

-------------------------------------------------------------------------------

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.

See Examples 1-6 and 11-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

See Examples 9, 10 and under The Hartford's Lifetime Income Builder II.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

44

-------------------------------------------------------------------------------

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

-------------------------------------------------------------------------------

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime

46

-------------------------------------------------------------------------------

Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

See Example 17 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

-------------------------------------------------------------------------------

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of any Covered Life change. If there is a Covered Life change, we may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

See Examples 9 and 10 under The Hartford's Lifetime Income Builder II.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar

48

-------------------------------------------------------------------------------

year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for this rider may increase if and when automatic Payment Base increases take place. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis and this section.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

-------------------------------------------------------------------------------

D. THE HARTFORD'S PRINCIPAL FIRST

OBJECTIVE

Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups" that reset your Benefit Amount to the then prevailing Contract Value.

See Optional Benefit Comparisons in Appendix B.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called "election dates" in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.

- Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will not accept any election request prior to an election date. You may not post-date your election.

- If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

WHEN CAN YOU BUY THIS RIDER?

You may elect this benefit at any time, provided we are still offering this rider for new sales. Once elected, your choice is irrevocable. If not elected at issue, Plus Contract owners must wait until after the first Contract Anniversary before purchasing this benefit.

The maximum age of any Contract Owner or Annuitant when electing this rider is 85 for non-qualified plans and age 80 for IRA or qualified plans.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.

We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you are eligible for future step-ups. Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

50

-------------------------------------------------------------------------------

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.

Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT, WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT COULD BE SIGNIFICANTLY LOWER IN THE FUTURE. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  The Contract Value immediately following the partial Surrender; or

        (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 7 for The Hartford's Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

-------------------------------------------------------------------------------

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 7% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PF Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

52

-------------------------------------------------------------------------------

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

- Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

- Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- The fee for this rider may increase if and when automatic Benefit Amount increases take place. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Synopsis and this section.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

8. MISCELLANEOUS

A. DEFINITIONS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is:
U.S. Wealth Management, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

-------------------------------------------------------------------------------

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford's Principal First or The Hartford's Lifetime Income Builder have been elected.

BENEFIT PAYMENT: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the Lifetime Withdrawal Feature under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

ELIGIBLE WITHDRAWAL YEAR: As used in The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life's 60th birthday.

54

-------------------------------------------------------------------------------

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contracts we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a "Sub-Account".

GENERAL ACCOUNT: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available. The assets in the General Account are available to our creditors.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios) are excluded from this definition.

LIFETIME INCOME ELIGIBILITY DATE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59 1/2, at which point Lifetime Benefit Payments can begin.

LIFETIME WITHDRAWAL FEATURE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.

MAXIMUM CONTRACT VALUE: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.

MINIMUM CONTRACT VALUE: Subject to state variations, the Minimum Contract Value we establish from time to time.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios has been elected. In The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford's Lifetime Income Foundation or The Hartford's Lifetime Income Builder II.

PAYMENT ENHANCEMENT: An amount we credit to your Contract Value at the time a Premium Payment is made for "Plus" Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

RELEVANT COVERED LIFE: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the

-------------------------------------------------------------------------------

Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, "attained age" means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your "Sub-Account".

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).

THRESHOLD: For the purposes of The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/ Spousal Election) of the Payment Base.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

WITHDRAWAL PERCENT: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

56

-------------------------------------------------------------------------------

B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

- ALABAMA -- We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).

- CALIFORNIA -- Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a Money Market Fund Sub-Account (or comparable money market Sub-Account) for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a Money Market Fund Sub-Account (or comparable money market Sub-Account) unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a Money Market Fund Sub-Account (or comparable money market Sub-Account) to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

- CONNECTICUT -- There are no investment restrictions on the Sub-Accounts that you may invest in while subject to The Hartford's Principal First Preferred benefits. If you elect that rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. For Connecticut residents that elect The Hartford's Principle First Preferred, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, contract aggregation provisions do not apply.

- FLORIDA -- The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

- MASSACHUSETTS -- We will accept subsequent Premium Payments only until the Annuitant's 66th birthday or the sixth Contract Anniversary, whichever is later. The Nursing Home Waiver is not available.

-   MINNESOTA -- MAV Plus is not available and the Maximum Anniversary Value
    (MAV) Death Benefit is offered instead.

- NEW JERSEY -- The only AIRs available are 3% and 5%. The investment restrictions and the contract aggregation provisions of The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation are not applicable to New Jersey Owners electing such rider. The Nursing Home Waiver is not available.

- NEW YORK -- We will not recalculate The Hartford's Principal First Preferred or The Hartford's Principal First Benefit Amounts if you change ownership or assign your Contract to someone other than your Spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

  The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available.

-   OKLAHOMA -- The only AIRs available are 3% and 5%.

- OREGON -- We will accept subsequent Premium Payments during the first six years. Owners may only sign up for DCA Plus Programs that are 6 months or longer. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

- PENNSYLVANIA -- The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option.

-------------------------------------------------------------------------------

- WASHINGTON -- MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The Fixed Accumulation is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation is only deducted from the Sub-Accounts.

58

-------------------------------------------------------------------------------

C. FINANCIAL STATEMENTS

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

D. MORE INFORMATION

OWNERSHIP CHANGES -- We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

CONTRACT MODIFICATION -- We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

MEDICAID BENEFITS -- Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient's estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient's surviving Spouse).

Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.

Certain asset and/or trust transfers (or a "spend down" of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.

Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.

This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

E. LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

-------------------------------------------------------------------------------

F. HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2007. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

Core and Edge Contracts may be sold directly to the following individuals free of any commission ("Employee Gross-Up" on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

60

-------------------------------------------------------------------------------

ADDITIONAL
PAYMENT TYPE                                                            WHAT IT'S USED FOR
---------------------------------------------------------------------------------------------------------------------------------
Access                            Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment             Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                         Joint marketing campaigns and/or Financial Intermediary event advertising/ participation;
                                  sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                                  (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowances      Pay Fund related parties for wholesaler support, training and marketing activities for certain
                                  Funds.
Support                           Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training                          Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                        Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                            Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2007, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Capital Analyst Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Bank, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Investacorp, Inc. , Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Svcs Inc., Robert W. Baird & Co. Inc., Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), XCU Capital Corporation, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

As of December 31, 2007, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We

-------------------------------------------------------------------------------

assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2007, Additional Payments did not in the aggregate exceed approximately $66.4 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $15.8 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period.

Financial Intermediaries that received Additional Payments in 2007, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

9. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

62

-------------------------------------------------------------------------------

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

Except as provided below, upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving spouse of the Contract Owner; (a) or the civil union partner of the Contract Owner in a civil union established under applicable state law (or any law succeeding or replacing such statute(s)); or (b) the civil union partner or member of a similar same sex relationship under the law of any state; and the Annuitant or Joint Annuitant, if any, is alive, then such designated beneficiary may continue the Contract as the succeeding Contract Owner. The right of the designated beneficiary (as spouse or civil union partner) to continue the Contract is contingent upon the treatment of the designated beneficiary as the "holder" of the Contract in accordance with the provisions of section 72(s)(3) of the Code (which under current tax law is limited to different sex spouses). In the event that the designated beneficiary continues the Contract, the distribution requirements of Code section 72(s) will only arise upon the death of such designated beneficiary, unless the designated beneficiary elects not to continue the Contract. If the designated beneficiary is not treated as the "holder" under section 72(s)(3) of the Code (as is the case under current federal tax law for a civil union partner), the distribution requirements of Code section 72(s)(1) and
(2) outlined above shall apply at the time of the Contract Owner's death and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election. Contract continuation under this provision may take effect only once with respect to this Contract.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

        a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to surrender charges) generally is an appropriate measure. However, in some instances the IRS could take the position that the value

-------------------------------------------------------------------------------

      should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

        b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

        c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

        d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

        1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

        2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

64

-------------------------------------------------------------------------------

        3.   Distributions attributable to a recipient's becoming disabled.

        4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

        5. Distributions made under certain annuities issued in connection with structured settlement agreements.

        6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

        7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

        e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

        f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

        1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

        2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

        3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

        g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

-------------------------------------------------------------------------------

        h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 50 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, Hartford obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. Hartford and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it

66

-------------------------------------------------------------------------------

would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Section 10 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the

-------------------------------------------------------------------------------

payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs

68

-------------------------------------------------------------------------------

subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you

-------------------------------------------------------------------------------

choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit (e.g., $46,000 in 2008) or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. The general annual elective deferral limit for a TSA participant after 2005 is $15,000. In addition, for years after 2006 this $15,000 limit will be indexed for cost-of-living adjustments under Code Section 402(g)(4) at $500 increments. For any such participant age 50 or older, the contribution limit after 2005 generally is increased by an additional $5,000 under Code Section 414(v). For years after 2006 this "over-50 catch-up" $5,000 limit also will be indexed for cost-of-living adjustments under Code Section 414(v)(2)(C) at $500 increments. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

70

-------------------------------------------------------------------------------

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. ' 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter. The $15,000 limit will be indexed for cost-of-living adjustments at $500 increments. The Plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age. In addition, with an eligible Deferred Compensation Plan for a governmental employer, the contribution limitation may be increased under Code
Section 457(e)(18) to allow certain "catch-up" contributions for individuals who have attained age 50, but only one "catch-up" may be used in a particular year. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

-------------------------------------------------------------------------------

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

    (i)  the calendar year in which the individual attains age 70 1/2, or

72

-------------------------------------------------------------------------------

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions) and certain other conditions to maintain the applicable tax qualification are satisfied (e.g., as described above for TSA exchanges after September 24,

-------------------------------------------------------------------------------

2007). Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

74

-------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                               APP I-1

-------------------------------------------------------------------------------

APPENDIX I -- EXAMPLES

TABLE OF CONTENTS

                                                                         PAGE
--------------------------------------------------------------------------------
Premium Security Death Benefit                                           APP 1-2
Asset Protection Death Benefit                                           APP 1-4
The Hartford's Principal First                                           APP 1-6
The Hartford's Principal First Preferred                                 APP 1-7
The Hartford's Lifetime Income Builder                                   APP 1-8
The Hartford's Lifetime Income Foundation                               APP 1-10
The Hartford's Lifetime Income Builder II                               APP 1-14
The Hartford's Lifetime Income Builder Selects and The Hartford's       APP 1-20
 Lifetime Income Builder Portfolios
MAV Plus                                                                APP 1-31

APP I-2

-------------------------------------------------------------------------------

PREMIUM SECURITY DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000],

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

                                                               APP I-3

-------------------------------------------------------------------------------

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

-   The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
    (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-4

-------------------------------------------------------------------------------

ASSET PROTECTION DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

                                                               APP I-5

-------------------------------------------------------------------------------

EXAMPLE 3

ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN WE RECALCULATE YOUR BENEFIT AMOUNT BY COMPARING THE RESULTS OF TWO CALCULATIONS AND TAKING THE LESSER OF THE
TWO:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-6

-------------------------------------------------------------------------------

THE HARTFORD'S PRINCIPAL FIRST

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

                                                               APP I-7

-------------------------------------------------------------------------------

THE HARTFORD'S PRINCIPAL FIRST PREFERRED

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-8

-------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER

THIS OPTIONAL WITHDRAWAL BENEFIT IS CLOSED.

FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH BENEFIT IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

- Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner's 60th birthday.

EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($105,000 / $100,000) - 1 = .05 = 5%.

- Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

-   Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $105,000 x .004 = $420, this amount is deducted from the Contract
           Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

-   Your initial Benefit Amount is $100,000.

-   Your Benefit Payment is $5,000.

-   After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($99,000 / $100,000) - 1 = -.01 subject to the minimum of 0%.

- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $99,000 x .004 = $396, this amount is deducted from the Contract
           Value.

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

-   At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

-   Your Benefit Payment is $5,000.

-   Your Benefit Amount after the premium payment is $119,000.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

                                                               APP I-9

-------------------------------------------------------------------------------

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.

-   After premium payment, your Benefit Amount is $119,000.

-   Your Benefit Payment is $5,950.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($118,000 / $120,000) - 1 = -.01667 subject to a minimum of 0%

- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $119,000 x .004 = $476, this amount is deducted from the Contract
           Value.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES A CONTINGENT DEFERRED SALES CHARGE. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.

-   At the beginning of Contract Year 3, your initial Benefit Amount is
    $119,000.

-   Your Benefit Payment is $5,950.

- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

       -   (i) the Contract Value immediately following the partial withdrawal:
           $80,000.

       - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 - $35,000 = $84,000.

-   Your new Benefit Amount is $80,000.

-   Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.

EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDER OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.

-   Your Benefit Amount after the automatic increase calculation is $200,000.

-   Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $200,000 x .004 = $800, this amount is deducted from the Contract
           Value.

EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

-   Your Benefit Amount after the partial Surrender is $68,000.

- It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

APP I-10

-------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME FOUNDATION

THIS OPTIONAL WITHDRAWAL BENEFIT IS CLOSED TO NEW INVESTORS IF THE HARTFORD'S LIFETIME INCOME SELECTS OR THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS IS APPROVED IN YOUR STATE.

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-11

-------------------------------------------------------------------------------

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

           - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

           - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-12

-------------------------------------------------------------------------------

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

                                                                 APP I-13

-------------------------------------------------------------------------------

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-14

-------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER II

THIS OPTIONAL WITHDRAWAL BENEFIT IS CLOSED TO NEW INVESTORS IF THE HARTFORD'S LIFETIME INCOME SELECTS OR THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS IS APPROVED IN YOUR STATE.

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-15

-------------------------------------------------------------------------------

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.40% of the Payment Base after the automatic increase calculation.

           - $99,000 x 0.40% = $396, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-16

-------------------------------------------------------------------------------

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.40% of the Payment Base after the automatic increase calculation.

           - $99,000 x 0.40% = $396, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

                                                                    APP I-17

-------------------------------------------------------------------------------

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-18

-------------------------------------------------------------------------------

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $110,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $5,000, which is 5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($110,000/$100,000) - 1 = .10 subject to the maximum of 10%.

       - Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

                                                                    APP I-19

-------------------------------------------------------------------------------

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $105,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $4,500, which is 4.5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%.

       - Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 17: SPOUSAL CONTRACT CONTINUATION

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

  Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)

  WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse's attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

  Lifetime Benefit Payment = $9,000 (WP x greater of Payment Base or Contract Value on date of continuation)

  Death Benefit = $150,000 (Contract Value on date of continuation)

  Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP I-20

-------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                            5%                                         5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3 (SINGLE LIFE), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $105,500.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
LIFETIME BENEFIT PAYMENT                                    $6,330                                     $6,300
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

                                                                    APP I-21

-------------------------------------------------------------------------------

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $330                                       $300
                                           - Remaining for Contract Year              - Remaining for Contract Year
CONTRACT VALUE AFTER THE WITHDRAWAL                         $99,000                                    $99,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                           4.5%                                       4.5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

(1) The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5 (JOINT/SPOUSAL), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE CONTRACT YEAR IS $110,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $111,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
LIFETIME BENEFIT PAYMENT                                    $6,105                                     $6,050
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $105                                        $50
                                           - Remaining for Contract Year              - REMAINING FOR CONTRACT YEAR
CONTRACT VALUE AFTER THE WITHDRAWAL                        $105,000                                   $105,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-22

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,950                                     $4,950
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $544.50                                    $643.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $105,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

                                                                    APP I-23

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($105,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($99,000), less 1             - Your current Payment Base
                                           - Resulting in 0.06%, subject to minimum
                                           of 0% and maximum of 10%
THRESHOLD                                                   $5,250                                     $5,250
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $577.50                                    $682.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $4,500                                     $4,500
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                          4.5%(1)                                    4.5%(1)
THRESHOLD                                                   $3,500                                     $3,500
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-24

-------------------------------------------------------------------------------

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,455                                     $4,455
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
RIDER CHARGE                                                $544.50                                    $643.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $121,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,950                                     $4,950
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $6,050                                     $5,950
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

                                                                    APP I-25

-------------------------------------------------------------------------------

EXAMPLE 11: ASSUME THE SAME FACTS AS EXAMPLE 9 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $125,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,455                                     $4,455
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $5,625                                     $5,355
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

EXAMPLE 12: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

APP I-26

-------------------------------------------------------------------------------

EXAMPLE 13: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $2,750 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

                                                                    APP I-27

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $49,323                                    $49,038
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($700/($52,000-$300)                     1-($1000/$52,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $46,068                                    $46,096
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 13 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
WITHDRAWAL PERCENT                                           5.5%                                       5.5%
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $48,230                                    $47,959
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($1,725/($49,000-$275)                   1-($2,000/$49,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $45,312                                    $45,321
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

APP I-28

-------------------------------------------------------------------------------

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $5,500                                     $5,750
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 17: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE CONTRACT ANNIVERSARY:

PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $4,950                                     $5,175
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

                                                                    APP I-29

-------------------------------------------------------------------------------

EXAMPLE 18: SPOUSAL CONTRACT CONTINUATION (SINGLE LIFE)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Equal to the Contract Value on date of   - Equal to Contract Value on date of
                                           continuation                               continuation
WITHDRAWAL PERCENTAGE                                         6%                                         6%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $9,000                                     $9,000
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by the
                                           Payment Base on date of continuation       Payment Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

EXAMPLE 19: SPOUSAL CONTRACT CONTINUATION (JOINT/SPOUSAL)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTRACT CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Greater of Contract Value or Payment     - Greater of Contract Value or Payment
                                           Base on date of continuation               Base on date of continuation
WITHDRAWAL PERCENTAGE                                        5.5%                                       5.5%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $8,250                                     $8,250
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by
                                           greater of the Contract Value or Payment   Payment Base on date of continuation
                                           Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

APP I-30

-------------------------------------------------------------------------------

EXAMPLE 20: WITHDRAWAL PERCENT INCREASE; ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 4 (SINGLE LIFE). YOUR WITHDRAWAL PERCENT IS 6%, WHICH WAS BASED ON YOUR AGE (70) AT THE TIME OF FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO THE CONTRACT ANNIVERSARY IS $6,300. YOU ARE NOW AGE 75 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON ANNIVERSARY IS $117,000.

VALUES PRIOR TO THE ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                    $6,300                                     $6,300
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $115,500                                   $117,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($117,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($105,000), less 1            - Your current Payment Base
                                           - Resulting in 0.11%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
WITHDRAWAL PERCENT                                           6.5%                                       6.5%
                                           - Due to the automatic increase and        - Due to the automatic increase and
                                           client reaching a new age band, the        client reaching a new age band, the
                                           Withdrawal Percent has increased           Withdrawal Percent has increased
LIFETIME BENEFIT PAYMENT                                   $7,507.50                                   $7,605
RIDER CHARGE                                                $635.25                                    $760.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 21

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,000 (within rider limit)

New Contract Value = $1,000

- Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

       -   Contract Value is transferred to approved investment program

       -   We will no longer accept subsequent Premium Payments

       - We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

       - The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

       -   We will waive the Annual Maintenance Fee and rider fee

       -   Benefit Increases will no longer be applied

NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.

                                                                    APP I-31

-------------------------------------------------------------------------------

EXAMPLE 22

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,800 (exceeds rider limit)

New Contract Value = $200

- Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

       -   Contract is fully liquidated

MAV PLUS

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

MAV PLUS DEATH BENEFIT AMOUNT IS $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under MAV PLUS/EPB Death Benefit for details of calculation.)

APP I-32

-------------------------------------------------------------------------------

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

-   On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

                                                                    APP II-1

-------------------------------------------------------------------------------

APPENDIX II -- ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us.

HARTFORD LIFE INSURANCE COMPANY

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                    $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    384               99               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.736          $10.567           $9.724
  Accumulation Unit Value at end of
   period                                    $12.060          $11.736          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     46               42                7
ALLIANCEBERNSTEIN VPS GLOBAL RESEARCH
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.507          $11.962          $10.000
  Accumulation Unit Value at end of
   period                                    $14.910          $13.507          $11.962
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                5                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.328          $11.899          $10.000
  Accumulation Unit Value at end of
   period                                    $14.596          $13.328          $11.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                4               --
ALLIANCEBERNSTEIN VP INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.365               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.517               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.353               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.493               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                    $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,202              751              142
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.464          $10.964           $9.302
  Accumulation Unit Value at end of
   period                                    $14.910          $14.464          $10.964
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    121              117               82
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                    $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    198               91               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.680          $10.476           $9.400
  Accumulation Unit Value at end of
   period                                    $11.577          $11.680          $10.476
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                3                2

APP II-2

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                    $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    686              386               97
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.081          $10.224           $9.613
  Accumulation Unit Value at end of
   period                                    $11.303          $12.081          $10.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               61               42
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                    $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,886            1,381              190
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.233          $11.245           $9.549
  Accumulation Unit Value at end of
   period                                    $14.009          $12.233          $11.245
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    218              181               66
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.642               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.548               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.630               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.527               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                    $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    803              422               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.070          $10.309           $9.530
  Accumulation Unit Value at end of
   period                                    $11.934          $12.070          $10.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85               84               42
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                    $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              109               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.983          $10.556           $9.540
  Accumulation Unit Value at end of
   period                                    $13.581          $10.983          $10.556
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               18                7
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                    $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    643              399               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.182          $11.101           $9.305
  Accumulation Unit Value at end of
   period                                    $13.717          $12.182          $11.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               46               30

                                                                    APP II-3

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                    $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               11               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.701          $10.332           $8.940
  Accumulation Unit Value at end of
   period                                    $12.045          $11.701          $10.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                1
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                     $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    682              468              254
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.169           $1.082           $1.008
  Accumulation Unit Value at end of
   period                                     $1.217           $1.169           $1.082
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    284              285               44
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                     $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 22,274           14,696            2,914
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.155           $1.052           $0.972
  Accumulation Unit Value at end of
   period                                     $1.222           $1.155           $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,878            2,553            1,677
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                     $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,933            3,708              745
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.512           $1.287           $1.204
  Accumulation Unit Value at end of
   period                                     $1.598           $1.512           $1.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,526            1,369              305
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.418           $1.193           $1.147
  Accumulation Unit Value at end of
   period                                     $1.492           $1.418           $1.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    640              345               76
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.392           $1.180           $1.141
  Accumulation Unit Value at end of
   period                                     $1.453           $1.392           $1.180
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               24               24
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.143           $1.058           $0.937
  Accumulation Unit Value at end of
   period                                     $1.294           $1.143           $1.058
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               17               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.114           $1.040           $0.926
  Accumulation Unit Value at end of
   period                                     $1.253           $1.114           $1.040
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

APP II-4

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.987           $1.855           $1.723
  Accumulation Unit Value at end of
   period                                     $2.279           $1.987           $1.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    147               80               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.268           $1.194           $1.115
  Accumulation Unit Value at end of
   period                                     $1.444           $1.268           $1.194
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                     $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    183               71               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.391           $1.249           $1.113
  Accumulation Unit Value at end of
   period                                     $1.699           $1.391           $1.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    117              109               57
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                     $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    677              394               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.285           $1.258           $1.125
  Accumulation Unit Value at end of
   period                                     $1.465           $1.285           $1.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               28               19
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                     $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,148            1,296              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.585           $1.449           $1.168
  Accumulation Unit Value at end of
   period                                     $2.006           $1.585           $1.449
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    506              395               75
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                     $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,866              832              222
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.348           $1.242           $1.199
  Accumulation Unit Value at end of
   period                                     $1.353           $1.348           $1.242
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    254              218              105
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                     $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    134               65               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.134           $1.006           $0.942
  Accumulation Unit Value at end of
   period                                     $1.165           $1.134           $1.006
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96              103               79

                                                                    APP II-5

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.616           $1.324           $1.153
  Accumulation Unit Value at end of
   period                                     $1.971           $1.616           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,080            1,032              277
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.577           $1.301           $1.140
  Accumulation Unit Value at end of
   period                                     $1.907           $1.577           $1.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              271               68
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                     $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,854            2,023              385
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.375           $1.131           $0.975
  Accumulation Unit Value at end of
   period                                     $1.710           $1.375           $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    593              596              463
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.247           $1.765           $1.498
  Accumulation Unit Value at end of
   period                                     $2.411           $2.247           $1.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    784              355               46
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.192           $1.736           $1.481
  Accumulation Unit Value at end of
   period                                     $2.333           $2.192           $1.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               30               12
HARTFORD LARGECAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.526               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.804               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.515               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.783               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD MIDCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.510               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.785               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.499               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.764               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                     $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,639            2,397              901
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.016           $0.994           $0.989
  Accumulation Unit Value at end of
   period                                     $1.041           $1.016           $0.994
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    945              414              179

APP II-6

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.903           $2.818           $2.811
  Accumulation Unit Value at end of
   period                                     $2.954           $2.903           $2.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    125               76                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.303           $1.275           $1.278
  Accumulation Unit Value at end of
   period                                     $1.315           $1.303           $1.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               39
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.515           $2.463               --
  Accumulation Unit Value at end of
   period                                     $2.828           $2.515               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    891               44               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.391           $1.368               --
  Accumulation Unit Value at end of
   period                                     $1.551           $1.391               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               --               --
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                     $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,345              833              300
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.409           $1.350           $1.159
  Accumulation Unit Value at end of
   period                                     $1.350           $1.409           $1.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    155               99               91
HARTFORD SMALLCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.324               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.109               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.314               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.088               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                     $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    286              169               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.090           $0.974           $0.876
  Accumulation Unit Value at end of
   period                                     $1.127           $1.090           $0.974
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              102               47
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                     $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 12,395            6,762            1,443
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.489           $1.456           $1.458
  Accumulation Unit Value at end of
   period                                     $1.522           $1.489           $1.456
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,013            1,586              834

                                                                    APP II-7

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                     $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 18,579            9,068            1,727
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.081           $1.064           $1.071
  Accumulation Unit Value at end of
   period                                     $1.101           $1.081           $1.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,610            1,268              693
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                     $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,425              167               81
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.304           $1.096           $1.025
  Accumulation Unit Value at end of
   period                                     $1.387           $1.304           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    154              126                3
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.622           $1.385           $1.237
  Accumulation Unit Value at end of
   period                                     $1.496           $1.622           $1.385
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    910              480              135
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.628           $1.401           $1.258
  Accumulation Unit Value at end of
   period                                     $1.490           $1.628           $1.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    334              289              167
LORD ABBETT ALL VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                    $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     91               51               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.715          $10.467           $9.495
  Accumulation Unit Value at end of
   period                                    $12.206          $11.715          $10.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               13                4
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                    $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               34                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.343          $10.142           $9.628
  Accumulation Unit Value at end of
   period                                    $11.424          $11.343          $10.142
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                    $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    283              114               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.545           $9.880           $9.547
  Accumulation Unit Value at end of
   period                                    $10.932          $10.545           $9.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               26               16

APP II-8

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                    $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,421              600               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.598          $10.130           $9.570
  Accumulation Unit Value at end of
   period                                    $11.713          $11.598          $10.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               95                9
LORD ABBETT LARGE-CAP CORE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                    $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               28                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.603          $10.525          $10.000
  Accumulation Unit Value at end of
   period                                    $12.537          $11.603          $10.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
OPPENHEIMER CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                    $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    539              254               44
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.996          $10.460           $9.683
  Accumulation Unit Value at end of
   period                                    $12.223          $10.996          $10.460
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               44               20
OPPENHEIMER GLOBAL SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                    $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,829              771               42
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.026          $11.369           $9.594
  Accumulation Unit Value at end of
   period                                    $13.491          $13.026          $11.369
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    118               90               18
OPPENHEIMER MAIN STREET FUND(R)
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                    $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               56                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.585          $10.340           $9.579
  Accumulation Unit Value at end of
   period                                    $11.780          $11.585          $10.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               12
OPPENHEIMER MAIN STREET SMALL CAP
 FUND(R)
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                    $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    767              425               69
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.113          $10.821           $9.287
  Accumulation Unit Value at end of
   period                                    $11.661          $12.113          $10.821
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     68               57               34

                                                                    APP II-9

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
OPPENHEIMER MIDCAP FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                    $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               15                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.975           $9.470
  Accumulation Unit Value at end of
   period                                    $11.392          $11.005          $10.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                1                2
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                    $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    228              114               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.716          $13.218          $13.078
  Accumulation Unit Value at end of
   period                                    $13.944          $13.716          $13.218
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     59               14                9
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                    $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                4               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.181          $10.148           $9.585
  Accumulation Unit Value at end of
   period                                    $11.237          $11.181          $10.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10                5
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                    $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.149          $10.736          $10.039
  Accumulation Unit Value at end of
   period                                    $11.145          $12.149          $10.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               10                1
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                    $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    375              241               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.560          $10.073           $8.882
  Accumulation Unit Value at end of
   period                                    $13.288          $12.560          $10.073
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               75               51
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.864               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.748               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.853               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.726               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

APP II-10

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                    $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    341               25               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.890           $7.093           $6.323
  Accumulation Unit Value at end of
   period                                     $7.304           $7.890           $7.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               21               10
PUTNAM VT NEW VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.580          $18.901          $17.431
  Accumulation Unit Value at end of
   period                                    $20.199          $21.580          $18.901
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               17                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.921          $14.057          $13.033
  Accumulation Unit Value at end of
   period                                    $14.784          $15.921          $14.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               15               11
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                    $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    242              149               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.627          $19.760          $17.424
  Accumulation Unit Value at end of
   period                                    $19.281          $22.627          $19.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     50               44               23
PUTNAM VT THE GEORGE PUTNAM FUND OF
 BOSTON
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                    $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27                8               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.487          $11.428          $11.020
  Accumulation Unit Value at end of
   period                                    $12.307          $12.487          $11.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                9                2
PUTNAM VT VISTA FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.980          $15.398          $13.196
  Accumulation Unit Value at end of
   period                                    $16.325          $15.980          $15.398
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                4                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.439           $6.255           $5.389
  Accumulation Unit Value at end of
   period                                     $6.526           $6.439           $6.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               17
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                    $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.595           $6.407           $5.714
  Accumulation Unit Value at end of
   period                                     $6.794           $6.595           $6.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               20                9

                                                                   APP II-11

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                    $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168               75               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.032          $11.972           $9.020
  Accumulation Unit Value at end of
   period                                    $21.986          $16.032          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               16                6
VAN KAMPEN -- UIF MID CAP GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                    $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96               29                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.417          $11.654           $9.481
  Accumulation Unit Value at end of
   period                                    $14.864          $12.417          $11.654
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                2               --
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                    $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               31                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.763          $10.838           $9.617
  Accumulation Unit Value at end of
   period                                    $13.425          $12.763          $10.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                2                2
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                    $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    466              298               65
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.447          $14.517          $13.854
  Accumulation Unit Value at end of
   period                                    $15.683          $16.447          $14.517
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     70               64               46
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                    $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    270               67               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.380          $14.467          $13.299
  Accumulation Unit Value at end of
   period                                    $16.395          $16.380          $14.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20                7                5
EVERGREEN VA BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.021           $0.945           $0.887
  Accumulation Unit Value at end of
   period                                     $1.072           $1.021           $0.945
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168               14                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.997           $0.930           $0.878
  Accumulation Unit Value at end of
   period                                     $1.038           $0.997           $0.930
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

APP II-12

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.352           $1.220           $1.114
  Accumulation Unit Value at end of
   period                                     $1.441           $1.352           $1.220
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30                5               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.257           $1.143           $1.049
  Accumulation Unit Value at end of
   period                                     $1.329           $1.257           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               23               23
EVERGREEN VA GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.021           $0.935           $0.804
  Accumulation Unit Value at end of
   period                                     $1.116           $1.021           $0.935
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,064              801              130
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.997           $0.920           $0.795
  Accumulation Unit Value at end of
   period                                     $1.081           $0.997           $0.920
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     90              103               80
EVERGREEN VA INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.222           $1.008           $0.867
  Accumulation Unit Value at end of
   period                                     $1.383           $1.222           $1.008
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    410              117                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.193           $0.992           $0.857
  Accumulation Unit Value at end of
   period                                     $1.340           $1.193           $0.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               14               14
EVERGREEN VA OMEGA FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $0.653           $0.626           $0.556
  Accumulation Unit Value at end of
   period                                     $0.719           $0.653           $0.626
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.637           $0.616           $0.550
  Accumulation Unit Value at end of
   period                                     $0.697           $0.637           $0.616
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
EVERGREEN VA SPECIAL VALUES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.101           $1.756           $1.532
  Accumulation Unit Value at end of
   period                                     $1.912           $2.101           $1.756
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,190              698               99
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.602           $1.350           $1.184
  Accumulation Unit Value at end of
   period                                     $1.446           $1.602           $1.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     88              106               83

(a)  Inception date November 12, 2007.

                    APP A-1

--------------------------------------------------------------------------------

APPENDIX A -- PRODUCT COMPARISON INFORMATION

In addition to the variable annuity Contract described in this prospectus, we offer other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the "Director M" and "Leaders" suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.

Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.

Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I. KEY DIFFERENCES

              MINIMUM INITIAL
                  PREMIUM
                           NON-
          QUALIFIED      QUALIFIED
CONTRACT  CONTRACT       CONTRACT                           SALES CHARGE
----------------------------------------------------------------------------------------
ACCESS     $10,000        $2,000                                                 None
CORE       $1,000         $1,000    Year      1        2        3        4        5
                                    CDSC(2)  7%       7%       7%       6%       5%
OUTLOOK    $10,000        $2,000    Year      1        2        3        4       5+
                                    CDSC(2)  7%       6%       5%       4%       0%
PLUS       $10,000        $2,000    Year      1        2        3        4        5
                                    CDSC(2)  8%       8%       8%       8%       7%


                                          MORTALITY &                    MAXIMUM
                                          EXPENSE RISK     PAYMENT       UP-FRONT
CONTRACT           SALES CHARGE            CHARGE(1)     ENHANCEMENT    COMMISSION
--------  -------------------------------------------------------------------------
ACCESS                                       1.45%           No             2%
CORE       6        7       8+
          4%       3%       0%               0.95%           No             7%
OUTLOOK
                                             1.40%           No           5.75%
PLUS       6        7        8       9+
          6%       5%       4%       0%      1.40%         Yes(3)          6.5%

(1) Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2) Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount
     (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

(3) We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment

APP A-2

--------------------------------------------------------------------------------

     Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

-   Cancel your Contract during any "Free Look" period.

- Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

- Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CDSC:

- Annual Withdrawal Amount -- During the Contract Years when a CDSC applies, you may take partial Surrenders up to 10% of the total Premium Payments otherwise subject to a CDSC. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

- Exchanges -- As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.

  For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

  This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

- Upon death of the Annuitant or any Contract Owner(s) -- No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

- Upon Annuitization -- The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

- For Required Minimum Distributions -- This allows Annuitants who are age 70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period -- No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

                    APP A-3

--------------------------------------------------------------------------------

II. EXPENSES

The following Example is intended to help you compare the cost of investing in any of these forms of contract. The Example uses the same assumptions referenced in Section 2. The data reflected does not take into account Funds available in proprietary versions of our variable annuities.

(1) If you Surrender your variable annuity at the end of the applicable time period:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                 $694   $2,049   $3,358        $6,440
Core                                 $1,306   $2,548   $3,583        $6,088
Outlook                              $1,352   $2,488   $3,337        $6,406
Plus                                 $1,447   $2,761   $3,945        $6,406

(2)  If you annuitize at the end of the applicable time period:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $589        $1,944   $3,253        $6,335
Core                              $538        $1,801   $3,034        $5,983
Outlook                           $584        $1,930   $3,232        $6,301
Plus                              $584        $1,930   $3,232        $6,301

(3)  If you do not Surrender your variable annuity:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $694        $2,049   $3,358        $6,440
Core                              $643        $1,906   $3,139        $6,088
Outlook                           $689        $2,035   $3,337        $6,406
Plus                              $689        $2,035   $3,337        $6,406

APP A-4

--------------------------------------------------------------------------------

III. INVESTMENT OPTIONS (STANDARD)

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES
FUND, INC.
 AllianceBernstein VPS     Maximize total return      AllianceBernstein L.P.        X         X         X         X
  Balanced Wealth          consistent with Advisor's
  Strategy Portfolio --    determination of
  Class B                  reasonable risk
 AllianceBernstein VPS     Long-term growth of        AllianceBernstein L.P.        X         X         X         X
  Global Research Growth   capital
  Portfolio -- Class B
 AllianceBernstein VPS     Long-term growth of        AllianceBernstein L.P.        X         X         X         X
  International Growth     capital
  Portfolio -- Class B
 AllianceBernstein VPS     Long-term growth of        AllianceBernstein L.P.        X         X         X         X
  International Value      capital
  Portfolio -- Class B
 AllianceBernstein VPS     Long-term growth of        AllianceBernstein L.P.        X         X         X         X
  Small/Mid Cap Value      capital
  Portfolio -- Class B
 AllianceBernstein VPS     Long-term growth of        AllianceBernstein L.P.        X         X         X         X
  Value Portfolio --       capital
  Class B
FIDELITY VARIABLE
INSURANCE PRODUCTS FUNDS
 Fidelity VIP              Long-term capital          Fidelity Management &         X         X         X         X
  Contrafund(R) Portfolio  appreciation               Research Company
  -- Service Class 2
 Fidelity VIP Dynamic      Seeks capital              FMR                           X         X         X         X
  Capital Appreciation     appreciation               Sub-advised by FMR Co.,
  Portfolio -- Service                                Inc. and Fidelity
  Class 2                                             Research and Analysis
                                                      Company
 Fidelity VIP              Reasonable income. Fund    Fidelity Management &         X         X         X         X
  Equity-Income Portfolio  will also consider         Research Company
  -- Service Class 2       potential for capital
                           appreciation.
 Fidelity VIP Growth       Capital appreciation       Fidelity Management &         X         X         X         X
  Portfolio -- Service                                Research Company
  Class 2
 Fidelity VIP Mid Cap      Long-term growth of        Fidelity Management &         X         X         X         X
  Portfolio -- Service     capital                    Research Company
  Class 2
 Fidelity VIP Value        Seeks capital              Fidelity Management &         X         X         X         X
  Strategies Portfolio --  appreciation               Research Company
  Service Class 2
HARTFORD HLS SERIES FUND
II, INC.
 Hartford Growth           Capital appreciation       HL Investment Advisors,       X         X         X         X
  Opportunities HLS Fund                              LLC
  -- Class IA                                         Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford LargeCap Growth  Long-term growth of        HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA     capital                    LLC
                                                      Sub-advised by Hartford
                                                      Investment Management
                                                      Company

                    APP A-5

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 Hartford MidCap Growth    Long-term growth of        HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA     capital                    LLC
                                                      Sub-advised by Hartford
                                                      Investment Management
                                                      Company
 Hartford SmallCap Growth  Maximize capital           HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA     appreciation               LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
                                                      and Hartford Investment
                                                      Management Company
 Hartford SmallCap Value   Capital appreciation       HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA                                LLC
                                                      Sub-advised by Kayne
                                                      Anderson Rudnick
                                                      Investment Management,
                                                      LLC, Metropolitan West
                                                      Capital Management, LLC
                                                      and SSgA Funds
                                                      Management, Inc.
 Hartford U.S. Government  Maximize total return      HL Investment Advisors,       X         X         X         X
  Securities HLS Fund --   with a high level of       LLC
  Class IA                 current income consistent  Sub-advised by Hartford
                           with prudent investment    Investment Management
                           risk                       Company
 Hartford Value            Capital appreciation       HL Investment Advisors,       X         X         X         X
  Opportunities HLS Fund                              LLC
  -- Class IA                                         Sub-advised by Wellington
                                                      Management Company, LLP
HARTFORD SERIES FUND,
INC.
 Hartford Advisers HLS     Maximum long-term total    HL Investment Advisors,       X         X         X         X
  Fund -- Class IA         return                     LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Disciplined      Growth of capital          HL Investment Advisors,       X         X         X         X
  Equity HLS Fund --                                  LLC
  Class IA                                            Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Dividend and     High level of current      HL Investment Advisors,       X         X         X         X
  Growth HLS Fund --       income consistent with     LLC
  Class IA                 growth of capital          Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Equity Income    High level of current      HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA     income consistent with     LLC
                           growth of capital          Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Fundamental      Long-term capital          HL Investment Advisors,       X         X         X         X
  Growth HLS Fund --       appreciation               LLC
  Class IA (1)                                        Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Global Advisers  Maximum long-term total    HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA     rate of return             LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Global Equity    Seeks long term capital    HL Investment Advisors,       X         X         X         X
  HLS                      appreciation               LLC
  Fund -- Class IA                                    Sub-advised by Wellington
                                                      Management Company, LLP

APP A-6

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 Hartford Global Growth    Growth of capital          HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA                                LLC
  (2)                                                 Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Growth HLS Fund  Long-term capital          HL Investment Advisors,       X         X         X         X
  -- Class IA              appreciation               LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford High Yield HLS   High current income with   HL Investment Advisors,       X         X         X         X
  Fund -- Class IA         growth of capital as a     LLC
                           secondary objective        Sub-advised by Hartford
                                                      Investment Management
                                                      Company
 Hartford Index HLS Fund   Seeks to provide           HL Investment Advisors,       X         X         X         X
  -- Class IA              investment results which   LLC
                           approximate the price and  Sub-advised by Hartford
                           yield performance of       Investment Management
                           publicly traded common     Company
                           stocks in the aggregate
 Hartford International    Capital appreciation       HL Investment Advisors,       X         X         X         X
  Growth HLS Fund --                                  LLC
  Class IA (3)                                        Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford International    Long-term growth of        HL Investment Advisors,       X         X         X         X
  Opportunities HLS Fund   capital                    LLC
  --Class IA                                          Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford International    Capital appreciation       HL Investment Advisors,       X         X         X         X
  Small Company HLS Fund                              LLC
  --Class IA                                          Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Money Market     Maximum current income     HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA*    consistent with liquidity  LLC
                           and preservation of        Sub-advised by Hartford
                           capital                    Investment Management
                                                      Company
 Hartford Mortgage         Maximum current income     HL Investment Advisors,       X         X         X         X
  Securities HLS Fund --   consistent with safety of  LLC
  Class IA                 principal and maintenance  Sub-advised by Hartford
                           of liquidity by investing  Investment Management
                           primarily in mortgage      Company
                           related securities
 Hartford Small Company    Growth of capital          HL Investment Advisors,       X         X         X         X
  HLS Fund -- Class IA                                LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
                                                      and Hartford Investment
                                                      Management Company
 Hartford Stock HLS Fund   Long-term growth of        HL Investment Advisors,       X         X         X         X
  -- Class IA              capital                    LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
 Hartford Total Return     Competitive total return,  HL Investment Advisors,       X         X         X         X
  Bond HLS Fund -- Class   with income as a           LLC
  IA                       secondary objective        Sub-advised by Hartford
                                                      Investment Management
                                                      Company

                    APP A-7

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 Hartford Value HLS Fund   Long-term total return     HL Investment Advisors,       X         X         X         X
  -- Class IA                                         LLC
                                                      Sub-advised by Wellington
                                                      Management Company, LLP
LORD ABBETT SERIES FUND,
INC.
 Lord Abbett All Value     Long-term growth of        Lord, Abbett & Co. LLC        X         X         X         X
  Portfolio -- Class VC    capital and income
                           without excessive
                           fluctuations in market
                           value
 Lord Abbett America's     Current income and         Lord, Abbett & Co. LLC        X         X         X         X
  Value Portfolio --       capital appreciation
  Class VC
 Lord Abbett               High current income and    Lord, Abbett & Co. LLC        X         X         X         X
  Bond-Debenture           capital appreciation to
  Portfolio -- Class VC    produce a high total
                           return
 Lord Abbett Growth and    Long-term growth of        Lord, Abbett & Co. LLC        X         X         X         X
  Income Portfolio --      capital and income
  Class VC                 without excessive
                           fluctuations in market
                           value
 Lord Abbett Large-Cap     Growth of capital and      Lord, Abbett & Co. LLC        X         X         X         X
  Core Portfolio -- Class  growth of income
  VC                       consistent with
                           reasonable risk
OPPENHEIMER VARIABLE
ACCOUNT FUNDS
 Oppenheimer Capital       Seeks to achieve capital   OppenheimerFunds, Inc.        X         X         X         X
  Appreciation Fund/VA --  appreciation by investing
  Service Shares           in securities of
                           well-known established
                           companies.
 Oppenheimer Global        Seeks long-term capital    OppenheimerFunds, Inc.        X         X         X         X
  Securities Fund/VA --    appreciation by investing
  Service Shares           a substantial portion of
                           its assets in securities
                           of foreign issuers,
                           "growth-type" companies,
                           cyclical industries and
                           special situations which
                           are considered to have
                           appreciation
                           possibilities, but which
                           may be considered to be
                           speculative.
 Oppenheimer Main Street   Seeks a high total return  OppenheimerFunds, Inc.        X         X         X         X
  Fund(R)/VA -- Service    (which includes growth in
  Shares                   the value of its shares
                           as well as current
                           income) from equity and
                           debt securities. From
                           time to time the Fund may
                           focus on small to medium
                           capitalization common
                           stocks, bonds and
                           convertible securities.
 Oppenheimer Main Street   The Fund seeks capital     OppenheimerFunds, Inc.        X         X         X         X
  Small Cap Fund(R)/VA --  appreciation from small
  Service Shares           company stocks.
 Oppenheimer MidCap        Seeks to achieve capital   OppenheimerFunds, Inc.        X         X         X         X
  Fund/VA -- Service       appreciation by investing
  Shares                   in "growth-type"
                           companies.

APP A-8

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
 Putnam VT Diversified     As high a level of         Putnam Investment             X         X         X         X
  Income Fund -- Class IB  current income as Putnam   Management, LLC
                           Management believes is     Sub-advised by Putnam
                           consistent with            Investments Limited
                           preservation of capital
 Putnam VT Global Asset    High level of long-term    Putnam Investment             X         X         X         X
  Allocation Fund --       total return consistent    Management, LLC
  Class IB                 with preservation of
                           capital
 Putnam VT Growth and      Capital growth and         Putnam Investment             X         X         X         X
  Income Fund -- Class     current income             Management, LLC
  IB+
 Putnam VT International   Capital appreciation       Putnam Investment             X         X         X         X
  Equity Fund -- Class IB                             Management, LLC
                                                      Sub-advised by Putnam
                                                      Investments Limited
 Putnam VT International   Capital growth. Current    Putnam Management             X         X         X         X
  Growth and Income Fund   income is a secondary      Sub-advised by Putnam
  -- Class IB              objective                  Investments Limited
 Putnam VT Investors Fund  Long-term growth of        Putnam Investment             X         X         X         X
  -- Class IB              capital and any increased  Management, LLC
                           income that results from
                           this growth
 Putnam VT New Value Fund  Long-term capital          Putnam Investment             X         X         X         X
  -- Class IB              appreciation               Management, LLC
 Putnam VT Small Cap       Capital appreciation       Putnam Investment             X         X         X         X
  Value Fund -- Class IB                              Management, LLC
 Putnam VT The George      A balanced investment      Putnam Investment             X         X         X         X
  Putnam Fund of Boston    composed of a well         Management, LLC
  --Class IB               diversified portfolio of
                           stocks and bonds which
                           provide both capital
                           growth and current income
 Putnam VT Vista Fund --   Capital appreciation       Putnam Investment             X         X         X         X
  Class IB                                            Management, LLC
 Putnam VT Voyager Fund    Capital appreciation       Putnam Investment             X         X         X         X
  -- Class IB+                                        Management, LLC
THE UNIVERSAL
INSTITUTIONAL FUNDS, INC.
 Van Kampen -- UIF         Long-term capital          Morgan Stanley Investment     X         X         X         X
  Emerging Markets Equity  appreciation by investing  Management Inc.
  Portfolio -- Class II    primarily in growth-       Sub-advised by Morgan
                           oriented equity            Stanley Investment
                           securities of issuers in   Management Company
                           emerging market
                           countries.
 Van Kampen -- UIF Mid     Long-term capital growth   Morgan Stanley Investment     X         X         X         X
  Cap Growth Portfolio --  by investing primarily in  Management Inc.
  Class II                 common stocks and other
                           equity securities.

                    APP A-9

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 Van Kampen -- UIF U.S.    Above-average total        Morgan Stanley Investment     X         X         X         X
  Mid Cap Value Portfolio  return over a market       Management Inc.
  - - Class II             cycle of three to five
                           years by investing
                           primarily in common
                           stocks and other equity
                           securities.
VAN KAMPEN LIFE
INVESTMENT TRUST
 Van Kampen LIT Comstock   Capital growth and income  Van Kampen Asset              X         X         X         X
  Portfolio -- Class II    through investments in     Management
                           equity securities,
                           including common stocks,
                           preferred stocks and
                           securities convertible
                           into common and preferred
                           stocks.
 Van Kampen LIT Growth     Seeks to provide           Van Kampen Asset              X         X         X         X
  and Income Portfolio --  long-term growth of        Management
  Class II                 capital and income
                           primarily through
                           investments in common
                           stocks.
 Fixed Accumulation        Preservation of capital    General Account               X                   X         X
  Feature**

+ Closed to Contracts issued on or after 11/12/2007

NOTES

(1)  Formerly Hartford Focus HLS Fund -- Class IA

(2)  Formerly Hartford Global Leaders HLS Fund -- Class IA

(3)  Formerly Hartford International Capital Appreciation HLS Fund -- Class IA

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

** The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to Plus and Outlook products.

APP A-10

--------------------------------------------------------------------------------

IV. UNDERLYING FUNDS (PROPRIETARY)

                             INVESTMENT OBJECTIVE      INVESTMENT ADVISER/SUB-
FUNDING OPTION                      SUMMARY                    ADVISER             CORE     ACCESS     PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VARIABLE
ANNUITY TRUST
 Evergreen VA Balanced     Capital growth and         Evergreen Investment          X                   X         X
  Fund -- Class 1*         current income             Management Company, LLC
 Evergreen VA Fundamental  Capital growth with the    Evergreen Investment          X                   X         X
  Large Cap Fund --Class   potential for current      Management Company, LLC
  1                        income
 Evergreen VA Growth Fund  Long-term growth of        Evergreen Investment          X                   X         X
  -- Class 1               capital                    Management Company, LLC
 Evergreen VA              Long-term capital growth   Evergreen Investment          X                   X         X
  International Equity     and secondarily, modest    Management Company, LLC
  Fund -- Class 1          income
 Evergreen VA Omega Fund   Long-term growth of        Evergreen Investment          X                   X         X
  -- Class 1               capital                    Management Company, LLC
 Evergreen VA Special      Capital growth             Evergreen Investment          X                   X         X
  Values                                              Management Company, LLC
  Fund -- Class 1

NOTES

* Effective May 30, 2008, the fund will be renamed Evergreen VA Diversified Capital Builder Fund.

                    APP B-1

--------------------------------------------------------------------------------

APPENDIX B -- OPTIONAL BENEFITS COMPARISONS

                         THE HARTFORD'S        THE HARTFORD'S            THE HARTFORD'S            THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME           LIFETIME INCOME           LIFETIME INCOME
FEATURES                   FOUNDATION            BUILDER II       BUILDER SELECTS / PORTFOLIOS        BUILDER
--------------------------------------------------------------------------------------------------------------------
OBJECTIVES            Guaranteed income     - Guaranteed income   THE HARTFORD'S LIFETIME       - Guaranteed income
                      for life              for life              INCOME BUILDER SELECTS:       for life or a set
                                            - Potential           - Guaranteed income for life  time period
                                            automatic annual      - Potential automatic annual  - Potential
                                            Payment Base          Payment Base increases        automatic annual
                                            increases             (0 - 10%)                     Benefit Amount
                                            (0 - 10%)             THE HARTFORD'S LIFETIME       increases
                                                                  INCOME BUILDER PORTFOLIOS:    (0 - 10%)
                                                                  - Guaranteed income for life
                                                                  - Potential automatic annual
                                                                  Payment Base adjustment
DEATH BENEFIT         - Greater of          Same as The           Same as The Hartford's        - Greater of
                      Contract Value or     Hartford's Lifetime   Lifetime Income Foundation    Contract Value or
                      Premium Payments      Income Foundation     for both options              Benefit Amount
                      adjusted for partial                                                      - Replaces the
                      Surrenders                                                                standard Death
                      - Replaces the                                                            Benefit
                      standard Death                                                            - MAV Plus (MAV
                      Benefit                                                                   only) may be
                      - MAV Plus (MAV                                                           purchased with this
                      only) may be                                                              rider
                      purchased with this
                      rider
AVAILABILITY          - Available at        Same as The           - Available at Contract       - Available at
                      Contract issue only   Hartford's Lifetime   issue only                    Contract issue only
                      - Available subject   Income Foundation     - Available subject to state  - Closed to new
                      to state approval                           approval                      investors
                      - No longer
                      available if The
                      Hartford's Lifetime
                      Income Builder
                      Selects or The
                      Hartford's Lifetime
                      Income Builder
                      Portfolios are
                      approved in your
                      state
MAXIMUM ISSUE AGE     Qualified,            Qualified,            Qualified, Non-Qualified      Qualified,
                      Non-Qualified         Non-Qualified         maximum issue age is 80 for   Non-Qualified
                      maximum issue age is  maximum issue age is  any Covered Life and          maximum issue age is
                      80 for any Covered    75 for any Covered    Annuitant                     75
                      Life and Annuitant    Life and Annuitant.                                 (owner(s)/annuitant)
REVOCABILITY          - Only the Lifetime   - Irrevocable         FOR BOTH OPTIONS:             - Irrevocable
                      Withdrawal Feature    - We may terminate    - Irrevocable                 - We may terminate
                      is revocable by       the Rider upon Owner  - We may terminate the Rider  the Rider upon Owner
                      client, revocation    default               upon Owner default            default
                      can be requested in
                      writing anytime
                      after the 5th
                      Contract Year or
                      upon Spousal
                      Contract
                      Continuation
                      - We may terminate
                      the Rider upon Owner
                      default

APP B-2

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S            THE HARTFORD'S            THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME           LIFETIME INCOME           LIFETIME INCOME
FEATURES                   FOUNDATION            BUILDER II       BUILDER SELECTS / PORTFOLIOS        BUILDER
--------------------------------------------------------------------------------------------------------------------
RIDER COMPATIBILITY   Cannot be elected     Cannot be elected     THE HARTFORD'S LIFETIME       Cannot be elected
                      with any of the       with any of the       INCOME BUILDER SELECTS:       with any of the
                      following:            following:            Cannot be elected with any    following:
                      - The Hartford's      - The Hartford's      of the following:             - The Hartford's
                      Principal First       Principal First       - The Hartford's Principal    Principal First
                      - The Hartford's      - The Hartford's      First                         - The Hartford's
                      Principal First       Principal First       - The Hartford's Principal    Principal First
                      Preferred             Preferred             First Preferred               Preferred
                      - The Hartford's      - The Hartford's      - The Hartford's Lifetime     - The Hartford's
                      Lifetime Income       Lifetime Income       Income Foundation             Lifetime Income
                      Builder I             Builder               - The Hartford's Lifetime     Builder II
                      - The Hartford's      - The Hartford's      Income Builder II             - The Hartford's
                      Lifetime Income       Lifetime Income       - The Hartford's Lifetime     Lifetime Income
                      Builder II            Foundation            Income Builder                Foundation
                      - The Hartford's      - The Hartford's      Portfolios                    - The Hartford's
                      Lifetime Income       Lifetime Income       THE HARTFORD'S LIFETIME       Lifetime Income
                      Builder Selects       Builder Selects       INCOME BUILDER PORTFOLIOS:    Builder Selects
                      - The Hartford's      - The Hartford's      Cannot be elected with any    - The Hartford's
                      Lifetime Income       Lifetime Income       of the following:             Lifetime Income
                      Builder Portfolios    Builder Portfolios    - The Hartford's Principal    Builder Portfolios
                                                                  First
                                                                  - The Hartford's Principal
                                                                  First Preferred
                                                                  - The Hartford's Lifetime
                                                                  Income Foundation
                                                                  - The Hartford's Lifetime
                                                                  Income Builder II
                                                                  - The Hartford's Lifetime
                                                                  Income Builder Selects
                                                                  - The Hartford's Lifetime
                                                                  Income Builder Portfolios

                    APP B-3

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S            THE HARTFORD'S            THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME           LIFETIME INCOME           LIFETIME INCOME
FEATURES                   FOUNDATION            BUILDER II       BUILDER SELECTS / PORTFOLIOS        BUILDER
--------------------------------------------------------------------------------------------------------------------
ADDITIONAL CHARGE     0.30% (30 bps) of     - 0.40% (40 bps) of   THE HARTFORD'S LIFETIME       - 0.40% (40 bps) of
                      the Payment Base      the Payment Base      INCOME BUILDER SELECTS:       the Benefit Amount
                      charged annually on   charged annually on   - 0.55% of the Payment Base   charged annually on
                      each Contract         the Contract          charged annually on the       the contract
                      Anniversary (flat     Anniversary (flat     Contract Anniversary (flat    anniversary (flat
                      dollar)               dollar)               dollar)                       dollar)
                                            - Can increase the    - Can increase the fee on or  - Can increase the
                                            fee on or after the   after 12 months from the      fee on or after the
                                            5th anniversary from  rider effective date or upon  5th contract
                                            the rider effective   Covered Life changes          anniversary and then
                                            date and then every   - Maximum charge of 1.50%     every 5 years
                                            5 years thereafter    THE HARTFORD'S LIFETIME       thereafter only if
                                            or upon Covered Life  INCOME BUILDER PORTFOLIOS:    annual Benefit
                                            changes               - 0.65% of the Payment Base   Amount increases
                                            - Maximum charge of   charged annually on the       elected
                                            0.75%                 Contract Anniversary (flat    - Maximum charge of
                                                                  dollar)                       0.75%
                                                                  - Can increase the fee on or
                                                                  after 12 months from the
                                                                  rider effective date or upon
                                                                  Covered Life changes
                                                                  - Maximum charge of 1.50%
BENEFIT AMOUNT        Not applicable        Not applicable        Not applicable                100% of Premium
                                                                                                Payment when added
                                                                                                at issue

APP B-4

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S            THE HARTFORD'S            THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME           LIFETIME INCOME           LIFETIME INCOME
FEATURES                   FOUNDATION            BUILDER II       BUILDER SELECTS / PORTFOLIOS        BUILDER
--------------------------------------------------------------------------------------------------------------------
PAYMENT BASE          100% of Premium       100% of Premium       BOTH OPTIONS:                 Not applicable
                      Payment when added    Payment when added    100% of Premium Payment plus
                      at issue              at issue              any Payment Enhancements
                                                                  (Plus Contracts) when added
                                                                  at issue.
WITHDRAWAL            - Varies based on:    Same as The           BOTH OPTIONS:                 Not applicable
PERCENTAGE            - attained age of     Hartford's Lifetime   - Varies based on:
                      Relevant Covered      Income Foundation     - attained age of Relevant
                      Life                                        Covered Life
                      - survivor option                           - survivor option chosen
                      chosen                                      - Withdrawal Percent for
                      - date of first                             Single Life Option starts at
                      partial Surrender                           5% and increases by 0.5% for
                      - Withdrawal Percent                        every 5 year increment
                      for Single Life                             between the Relevant Covered
                      Option starts at 5%                         Life's attained ages 60 - 80
                      and increases by                            - Withdrawal Percent for
                      0.5% for every 5                            Joint/Spousal Life Option
                      year increment                              starts at 4.5% and increases
                      between the Relevant                        by 0.5% for every 5 year
                      Covered Life's                              increment between the
                      attained ages 60 -                          Relevant Covered Life's
                      80                                          attained ages 60 - 80
                      - Withdrawal Percent                        - The Withdrawal Percent
                      for Joint/Spousal                           will be set at the time of
                      Life Option starts                          the first partial Surrender
                      at 4.5% and                                 and is based on the attained
                      increases by 0.5%                           age of the Relevant Covered
                      for every 5 year                            Life
                      increment between                           - Potential to increase
                      the Relevant Covered                        Withdrawal Percent if a new
                      Life's attained ages                        age band is reached and
                      60 - 80                                     there is an automatic
                      - The Withdrawal                            Payment Base Increase on the
                      Percent will be set                         anniversary.
                      at the time of the
                      first partial
                      Surrender and is
                      based on the
                      attained age of the
                      Relevant Covered
                      Life

                    APP B-5

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S            THE HARTFORD'S            THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME           LIFETIME INCOME           LIFETIME INCOME
FEATURES                   FOUNDATION            BUILDER II       BUILDER SELECTS / PORTFOLIOS        BUILDER
--------------------------------------------------------------------------------------------------------------------
ANNUAL AMOUNT         PRIOR TO AN ELIGIBLE  Same as The           THE HARTFORD'S LIFETIME       PRIOR TO OWNER'S
AVAILABLE FOR         WITHDRAWAL YEAR:      Hartford's Lifetime   INCOME BUILDER SELECTS:       60TH BIRTHDAY:
SURRENDER             Partial               Income Foundation     PRIOR TO THE LIFETIME INCOME  Benefit Payments
                      Surrenders(1) equal                         ELIGIBILITY DATE:             equal 5% multiplied
                      either:                                     Partial Surrenders (1) equal  by the Benefit
                      SINGLE LIFE OPTION                          either:                       Amount
                      -- 5% multiplied by                         SINGLE LIFE OPTION -- 5%      CONTRACT
                      the greater of                              multiplied by the greater of  ANNIVERSARIES
                      Payment Base or                             Payment Base or Contract      IMMEDIATELY
                      Contract Value (on                          Value (on the Contract        FOLLOWING THE
                      the Contract                                Anniversary)                  OWNER'S 60TH
                      Anniversary)                                JOINT/SPOUSAL OPTION -- 4.5%  BIRTHDAY -- ONLY IF
                      JOINT/SPOUSAL OPTION                        multiplied by the greater of  ELECTED: Lifetime
                      -- 4.5% multiplied                          Payment Base or Contract      Benefit Payments(2)
                      by the greater of                           Value (on the Contract        equal 5% of the
                      Payment Base or                             Anniversary)                  Benefit Amount
                      Contract Value (on                          ON OR AFTER THE LIFETIME
                      the Contract                                INCOME ELIGIBILITY DATE:
                      Anniversary)                                Lifetime Benefit Payments
                      DURING AN ELIGIBLE                          equal applicable Withdrawal
                      WITHDRAWAL YEAR:                            Percent (varies by option
                      Lifetime Benefit                            elected, Single Life vs.
                      Payments equal                              Joint/ Spousal) multiplied
                      applicable                                  by the greater of Payment
                      Withdrawal Percent                          Base or Contract Value (on
                      (varies by option                           the Contract Anniversary)
                      elected, Single Life                        THE HARTFORD'S LIFETIME
                      vs. Joint/ Spousal)                         INCOME BUILDER PORTFOLIOS:
                      multiplied by the                           PRIOR TO THE LIFETIME INCOME
                      greater of Payment                          ELIGIBILITY DATE:
                      Base or Contract                            Partial Surrenders (1) equal
                      Value (on the                               either:
                      Contract                                    SINGLE LIFE OPTION -- 5%
                      Anniversary)                                multiplied by the Payment
                                                                  Base
                                                                  JOINT/SPOUSAL OPTION -- 4.5%
                                                                  multiplied by the Payment
                                                                  Base
                                                                  ON OR AFTER THE LIFETIME
                                                                  INCOME ELIGIBILITY DATE:
                                                                  Lifetime Benefit Payments
                                                                  equal applicable Withdrawal
                                                                  Percent (varies by option
                                                                  elected, Single Life vs.
                                                                  Joint/ Spousal) multiplied
                                                                  by the Payment Base (on the
                                                                  Contract Anniversary)

  (1) As in the case of any partial Surrender, taking partial Surrenders prior to an Eligible Withdrawal Year will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee and Guaranteed Minimum Death Benefit.

  (2) Benefit Payments are still available after age 60 and may be different than the Lifetime Benefit Payment. The annual amount withdrawn can not exceed the greater of these two values.

APP B-6

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S            THE HARTFORD'S            THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME           LIFETIME INCOME           LIFETIME INCOME
FEATURES                   FOUNDATION            BUILDER II       BUILDER SELECTS / PORTFOLIOS        BUILDER
--------------------------------------------------------------------------------------------------------------------
RMD RESET             - Contracts enrolled  Same as The           BOTH RIDERS:                  - Contracts enrolled
                      in automatic RMD      Hartford's Lifetime   Same as The Hartford's        in automatic RMD
                      (AIP) that go over    Income Foundation     Lifetime Income Foundation    (AIP) that go over
                      the annual Lifetime                                                       the 5% allowed will
                      Benefit Payment                                                           not result in a
                      amount will not                                                           reset of the Benefit
                      result in a reset of                                                      Payment or Lifetime
                      the Lifetime Benefit                                                      Benefit Payment if
                      Payment if no other                                                       no other partial
                      partial Surrenders                                                        Surrenders have
                      have occurred during                                                      occurred during the
                      the Contract Year                                                         Contract Year
                      - NOT 72t/q friendly                                                      - NOT 72t/q friendly
INVESTMENT            - Not currently       Same as The           THE HARTFORD'S LIFETIME       Not currently
RESTRICTIONS          enforced              Hartford's Lifetime   INCOME BUILDER SELECTS:       enforced
                      - Can be triggered    Income Foundation     Same as The Hartford's
                      by changes in                               Lifetime Income Foundation
                      Covered Life                                THE HARTFORD'S LIFETIME
                      - If the                                    INCOME BUILDER PORTFOLIOS:
                      restrictions are                            - Contract Value must be
                      violated, the                               invested in an approved
                      Lifetime Withdrawal                         asset allocation model,
                      Benefit of this                             fund-of-funds or
                      rider will be                               Sub-Accounts -- failure to
                      revoked and the                             do so will result in the
                      Death Benefit only                          termination of this rider
                      will continue
OWNERSHIP CHANGES     Refer to Covered      Refer to Covered      Refer to Covered Life change  - Ownership changes
                      Life change feature   Life change feature   feature below                 in the first 12
                      below                 below                                               months from the
                                                                                                effective date of
                                                                                                the rider will have
                                                                                                no impact on the
                                                                                                rider benefits as
                                                                                                long as age
                                                                                                limitation is met
                                                                                                - Ownership changes
                                                                                                after the first 12
                                                                                                months from the
                                                                                                effective date of
                                                                                                the rider may cause
                                                                                                the Benefit Amount,
                                                                                                Benefit Payment and
                                                                                                Lifetime Benefit
                                                                                                Payment to be
                                                                                                recalculated
SPOUSAL CONTRACT      Refer to Spousal      Refer to Spousal      Refer to Covered Life change  If Spousal Contract
CONTINUATION          Contract              Contract              feature below                 continuation is
                      Continuation feature  Continuation feature                                elected, there may
                      below                 below                                               be a Benefit Amount
                                                                                                increase to equal
                                                                                                the then current
                                                                                                Benefit Amount (this
                                                                                                is automatic, NOT
                                                                                                elected) providing
                                                                                                he/she is younger
                                                                                                than 76 years old
                                                                                                and the rider is
                                                                                                currently available
                                                                                                for sale

                    APP B-7

--------------------------------------------------------------------------------

                      THE HARTFORD'S LIFETIME INCOME  THE HARTFORD'S LIFETIME INCOME  THE HARTFORD'S LIFETIME INCOME
                           FOUNDATION -- SINGLE            BUILDER II -- SINGLE               FOUNDATION --
FEATURES                       LIFE OPTION                     LIFE OPTION                 JOINT/SPOUSAL OPTION
--------------------------------------------------------------------------------------------------------------------
COVERED LIFE          - Natural Owner -- Owner and    Same as The Hartford's          - Natural Owner -- The Covered
                      Joint Owner (if any) on rider   Lifetime Income Foundation --   Life is both Spouses (as
                      effective date                  Single Life option              defined by Federal Law)
                      - Non-Natural Owner -- the                                      - Non-Natural Owner -- the
                      Annuitant on rider effective                                    Annuitant on rider effective
                      date                                                            date
                      - All age based benefit                                         - All age based provisions
                      provisions based on the                                         based on the attained age of
                      attained age of the OLDER                                       the YOUNGER Covered Life
                      Covered Life
ISSUE RULES           No Additional Requirements      Same as The Hartford's          - The sole primary beneficiary
                                                      Lifetime Income Foundation --   (defined as the individual to
                                                      Single Life option              receive the Death Benefit)
                                                                                      must be the Owner's Spouse. If
                                                                                      the Joint Owner is the Spouse,
                                                                                      the primary beneficiary can be
                                                                                      someone other than the Spouse
                                                                                      - A joint Owner who is not the
                                                                                      Owner's Spouse is not allowed.
                                                                                      - We reserve the right to
                                                                                      prohibit non-natural entities
                                                                                      from being listed as Owner
COVERED LIFE CHANGE   - Covered Life changes within   Same as The Hartford's          - Covered Life changes within
                      the first 6 months have no      Lifetime Income Foundation --   the first 6 months have no
                      impact to the Death Benefit or  Single Life option              impact to the Death Benefit or
                      Payment Base, however, the                                      Payment Base, however, the
                      Withdrawal Percent and                                          Withdrawal Percent and
                      Lifetime Benefit Payment may                                    Lifetime Benefit Payment may
                      change based on the attained                                    change based on the attained
                      age of new Relevant Covered                                     age of new Relevant Covered
                      Life                                                            Life
                      - After the first 6 months:                                     - If Owner and their Spouse
                      - Covered Life changes will                                     are no longer married, for
                      cause a reset in the benefits                                   reasons other than death,
                      - Allow us to impose                                            Covered Life changes may
                      investment restrictions                                         occur:
                      - May cause an increase in                                      - If Surrenders have not been
                      rider charge                                                    taken, Owner may remove their
                                                                                      Spouse and replace with new
                                                                                      Spouse (both events do not
                                                                                      need to occur at the same
                                                                                      time)(3)
                                                                                      - If Surrenders have been
                                                                                      taken, Owner may remove their
                                                                                      Spouse but may not add a new
                                                                                      Spouse
                                                                                      - Any other contractual change
                                                                                      which causes a change in the
                                                                                      Covered Life will cause the
                                                                                      Withdrawal Feature to
                                                                                      terminate

                      THE HARTFORD'S LIFETIME INCOME
                              BUILDER II --
FEATURES                   JOINT/SPOUSAL OPTION
--------------------
COVERED LIFE          Same as The Hartford's
                      Lifetime Income Foundation --
                      Joint/Spousal option
ISSUE RULES           Same as The Hartford's
                      Lifetime Income Foundation --
                      Joint/Spousal option
COVERED LIFE CHANGE   Same as The Hartford's
                      Lifetime Income Foundation --
                      Joint/Spousal option except
                      Covered Life changes within
                      the first 6 months have no
                      impact to the Maximum Contract
                      Value

    (3) The Covered Life will be reset at time of removal and time of replacement. The Withdrawal Percent scale will be based on the younger Covered Life.

APP B-8

--------------------------------------------------------------------------------

                      THE HARTFORD'S LIFETIME INCOME  THE HARTFORD'S LIFETIME INCOME  THE HARTFORD'S LIFETIME INCOME
                           FOUNDATION -- SINGLE            BUILDER II -- SINGLE               FOUNDATION --
FEATURES                       LIFE OPTION                     LIFE OPTION                 JOINT/SPOUSAL OPTION
--------------------------------------------------------------------------------------------------------------------
SPOUSAL               - We will increase the          Same as The Hartford's          - We will increase the
CONTRACT              Contract Value to the Death     Lifetime Income Foundation --   Contract Value to the Death
CONTINUATION          Benefit value                   Single Life option              Benefit value
                      - The Relevant Covered Life                                     - The Spouse may elect to
                      will be re-determined on the                                    either:
                      date of the continuation                                        A) Continue the Contract and
                      - The Payment Base will be set                                  rider; or
                      equal to the Contract Value,                                    B) Continue the Contract and
                      the Death Benefit will be set                                   revoke the Withdrawal Feature
                      equal to the Contract Value                                     of the rider
                      and the Lifetime Benefit                                        If the Spouse elects to
                      Payment and Withdrawal Percent                                  continue the Contract and
                      will be recalculated on the                                     rider:
                      continuation date                                               - The Payment Base will be set
                      - If Relevant Covered Life is                                   equal to the greater of
                      greater than or equal to 81 at                                  Contract Value or Payment Base
                      the time of continuation, the                                   on the continuation date
                      Rider will terminate. The                                       - The Withdrawal Percent will
                      Death Benefit will be equal to                                  remain frozen at the current
                      the Contract Value                                              Withdrawal Percent if there
                                                                                      have been partial Surrenders
                                                                                      since the rider effective
                                                                                      date. If not, the Withdrawal
                                                                                      Percent will be based on the
                                                                                      attained age of the remaining
                                                                                      Covered Life on the Contract
                                                                                      Anniversary prior to the first
                                                                                      partial Surrender
                                                                                      - The Lifetime Benefit Payment
                                                                                      will be recalculated to equal
                                                                                      the Withdrawal Percent
                                                                                      multiplied by the greater of
                                                                                      Contract Value or Payment Base
                                                                                      on the continuation date

                      THE HARTFORD'S LIFETIME INCOME
                              BUILDER II --
FEATURES                   JOINT/SPOUSAL OPTION
--------------------
SPOUSAL               Same as The Hartford's
CONTRACT              Lifetime Income Foundation --
CONTINUATION          Joint/Spousal option except
                      the Maximum Contract Value
                      will be the greater of
                      Contract Value or Payment Base
                      on the continuation date

   The discussion above is qualified in its entirety by the terms and provisions of the prospectus attached and in the event of any conflict between the discussion above and the prospectus, the prospectus shall prevail.

                    APP B-9

--------------------------------------------------------------------------------

                                          THE HARTFORD'S
                                          PRINCIPAL FIRST                                     THE HARTFORD'S
FEATURES                                     PREFERRED                                       PRINCIPAL FIRST
------------------------------------------------------------------------------------------------------------------------------
OBJECTIVES               - Guaranteed income for a set time period (20      - Guaranteed income for a set time period (14
                         years estimated)                                   years estimated)
                         - Principal protection                             - Potential step-ups every 5 years
                                                                            - Principal protection
DEATH BENEFIT            Not Applicable                                     Not Applicable
AVAILABILITY             - Available at Contract issue or post issue on     - Available at Contract issue or post-issue on
                         contracts effective on or after 11/1/04            current products
                         - Plus contracts must reach the 1st anniversary    - Plus contracts must reach the 1st anniversary
                         before adding post-issue.                          before adding post-issue.
MAXIMUM ISSUE AGE        Qualified, Non-Qualified maximum issue age is 70   - Non-Qualified and Roth IRA -- age 85 except for
                         (owner(s)/annuitant)                               Outlook and Access contracts which have a maximum
                                                                            issue age of 90
                                                                            - IRA/Qualified -- age 80
REVOCABILITY             Revocable in writing anytime after the 5th         Irrevocable
                         anniversary of the rider effective date (6th
                         rider year)
RIDER COMPATIBILITY      Cannot be elected with any of the following:       Cannot be elected with any of the following:
                         - The Hartford's Principal First                   - The Hartford's Principal First Preferred
                         - The Hartford's Lifetime Income Builder           - The Hartford's Lifetime Income Builder
                         - The Hartford's Lifetime Income Builder II        - The Hartford's Lifetime Income Builder II
                         - The Hartford's Lifetime Income Foundation        - The Hartford's Lifetime Income Foundation
                         - The Hartford's Lifetime Income Builder Selects   - The Hartford's Lifetime Income Builder Selects
                         - The Hartford's Lifetime Income Builder           - The Hartford's Lifetime Income Builder
                         Portfolios                                         Portfolios
ADDITIONAL CHARGE        Annual charge of 0.20% (20 bps) assessed daily     - Annual charge of 0.50% (50 bps) assessed daily
                                                                            - Can increase the fee on or after the 5th
                                                                            contract anniversary and then every 5 years
                                                                            thereafter only of step-up elected
                                                                            - Maximum charge of 0.75%
BENEFIT AMOUNT           - 100% of Premium Payment when added at issue      - 100% of Premium Payment when added at issue
                         - Contract Value on the rider effective date when  - Contract Value on the rider effective date when
                         added post-issue                                   added post-issue
PAYMENT BASE             Not applicable                                     Not applicable
WITHDRAWAL PERCENTAGE    Not applicable                                     Not applicable
ANNUAL AMOUNT AVAILABLE  BEGINNING IMMEDIATELY:                             BEGINNING IMMEDIATELY:
FOR SURRENDER            BENEFIT PAYMENTS EQUAL 5% OF THE BENEFIT AMOUNT    BENEFIT PAYMENTS EQUAL 7% OF THE BENEFIT AMOUNT
RMD RESET                - Contracts enrolled in automatic RMD (AIP) that   - All partial Surrenders that go over the 7%
                         go over the 5% allowed will not result in a reset  allowed will result in a reset of the Benefit of the Benefit Payment amount if no other partial  Amount and possibly a reset of the Benefit Payment
                         Surrenders have occurred during the Contract       amount
                         Year.                                              - NOT 72t/q friendly
                         - NOT 72t/q friendly

APP B-10

--------------------------------------------------------------------------------

                                          THE HARTFORD'S
                                          PRINCIPAL FIRST                                     THE HARTFORD'S
FEATURES                                     PREFERRED                                       PRINCIPAL FIRST
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS  - Not currently enforced                           None
                         - If the restrictions are violated, the
                         withdrawal feature of this rider will be revoked
OWNERSHIP CHANGES        - Ownership changes in the first 12 months from    Same as Principal First Preferred
                         the effective date of the rider will have no
                         impact on the rider benefits as long as age
                         limitation is met
                         - Ownership changes after the first 12 months to
                         someone other than the Spouse will cause a
                         recalculation of the Benefit Amount
SPOUSAL                  There is no option for the Spouse to step up the   Spouse may choose to step up the Benefit Amount to
CONTRACT                 Benefit Amount upon Spousal Contract continuation  the current Contract Value
CONTINUATION

                                                                     APP C-1

-------------------------------------------------------------------------------

APPENDIX C -- THE HARTFORD'S LIFETIME INCOME BUILDER

OBJECTIVE

Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider (called the Unified Benefit Design in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
    (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

- GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. DEPLETING THE BENEFIT AMOUNT BY TAKING SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder is closed to new investors. This rider may not be available in all states or through all Registered Representatives. We reserve the right to withdraw this rider at any time.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Benefit Amount. . This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The rider fee will not be taken from the DCA Plus account. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments; However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner's or Annuitant's 75th birthday or the Annuity Commencement Date.

APP C-2

-------------------------------------------------------------------------------

- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
        (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  the Contract Value immediately following the Surrender; or

        (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

- Benefit Amount limits. Your Benefit Amount can not be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.

Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

-   BENEFIT PAYMENTS

Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.

                                                                     APP C-3

-------------------------------------------------------------------------------

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.

If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

-   LIFETIME BENEFIT PAYMENTS

Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner's 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider's effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Lifetime Benefit Payment can be taken on any payment schedule that you request.

Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.

Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.

If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.

If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value IF the Contract Value is greater than zero.

APP C-4

-------------------------------------------------------------------------------

The Death Benefit is payable at the first death of an Owner or Annuitant. We will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us.

If the Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. Otherwise, the Death Benefit will fluctuate based on the Benefit Amount as reduced by Surrenders, Withdrawal Benefits and expenses as discussed above.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

Yes. This rider replaces the standard Death Benefit. This rider can be elected along with MAV Plus.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.

If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.

Subject to our approval, which approval may be withheld or delayed for any reason, you may elect to defer the Annuity Commencement Date until you are eligible for the Fixed Lifetime and Period Certain Annuity Payout.

If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.

An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either
(A) or (B):

(A) If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A) If this rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

                                                                     APP C-5

-------------------------------------------------------------------------------

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.

If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.

-   FIXED PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

-   FIXED LIFETIME AND PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund-of-funds Sub-Accounts. If you violate the restrictions, then this rider, its benefits and its charges will terminate.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.

OTHER INFORMATION

For examples of how this rider works, see "Appendix I."

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is no longer actively marketed and is not available in any State where The Hartford's Lifetime Income Builder II is approved for sale.

- The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

APP C-6

-------------------------------------------------------------------------------

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

- Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another "lifetime" payout option and will not be subject to automatic Benefit Amount increases.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

- Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

- Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

-   Certain ownership changes may result in a reduction of benefits.

- Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- The fee for this rider may increase if and when automatic Benefit Amount increases take place. There are no assurances as to the fee we will be charging at the time of each automatic Benefit Amount increase.

                                                                     APP D-1

-------------------------------------------------------------------------------

APPENDIX D -- EXCHANGE PROGRAMS

TABLE OF CONTENTS

                                                                         PAGE
--------------------------------------------------------------------------------
A. The Hartford's Lifetime Income Builder Conversion Program             APP D-2
B. The Hartford's Lifetime Income Builder Selects and The Hartford's     APP D-9
 Lifetime Income Builder Portfolios Conversion Program
C. The Hartford's Lifetime Income Builder Selects and The Hartford's    APP D-11
 Lifetime Income Builder Portfolios

APP D-2

-------------------------------------------------------------------------------

A. THE HARTFORD'S LIFETIME INCOME BUILDER CONVERSION PROGRAM

We are offering Eligible Contract Owners (as defined below) the opportunity to exchange The Hartford's Lifetime Income Builder rider for The Hartford's Lifetime Income Builder II.

The availability of the conversion program is at the discretion of the Company and will discontinue once The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios are approved in your state. You should convert your rider only if it is appropriate for your needs and financial considerations. Please read the prospectus carefully and discuss this conversion with your Registered Representative prior to converting.

I.   WHO IS ELIGIBLE TO PARTICIPATE IN THIS CONVERSION PROGRAM?

This exchange program is available to Contract Owners who meet ALL of the following qualifications ("Eligible Contract Owners"):

       -   You must:

           - own an annuity contract (including any proprietary versions) ("Eligible Contract") as of the conversion date (defined below);

           - have chosen The Hartford's Lifetime Income Builder rider at the time of purchase; and

           - be a customer of a financial intermediary that is currently authorized to sell Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company variable annuity Contracts that includes The Hartford's Lifetime Income Builder II optional benefit.

       -   You must not:

           - be age 76 or older as of the conversion date (including any other Covered Life);

II. WHAT ARE KEY DIFFERENCES BETWEEN THE HARTFORD'S LIFETIME INCOME BUILDER AND THE HARTFORD'S LIFETIME INCOME BUILDER II?

       - The chart below describes some key differences between The Hartford's Lifetime Income Builder and The Hartford's Lifetime Income Builder II and the meaning upon conversion. See Section III for additional considerations.

                                                  THE HARTFORD'S LIFETIME                   THE HARTFORD'S LIFETIME
                FEATURE                              INCOME BUILDER II                           INCOME BUILDER
----------------------------------------------------------------------------------------------------------------------------
FEE                                       Currently equal to 0.40% of Payment       Currently equal to 0.40% of Benefit
                                          Base. Maximum fee is 0.75%. WITHDRAWALS   Amount. Maximum fee is 0.75%.
                                          THAT DO NOT EXCEED THE LIFETIME BENEFIT   WITHDRAWALS REDUCE THE BENEFIT AMOUNT
                                          PAYMENT DO NOT REDUCE THE PAYMENT BASE    AND STEP UPS MAY INCREASE THE BENEFIT
                                          AND STEP-UPS INCREASE THE PAYMENT BASE;   AMOUNT; THEREFORE THE VALUE THAT THE
                                          THEREFORE THE VALUE THAT THE 0.40% FEE    0.40% FEE IS APPLIED TO CAN CHANGE OVER
                                          IS APPLIED TO CAN CHANGE OVER TIME.       TIME.
RELEVANT COVERED LIFE                     The governing life for determining the    N/A
                                          living benefits provided under the rider
BENEFIT AMOUNT                            N/A (Refer to Payment Base)               100% of premium when added at issue
PAYMENT BASE                              UPON CONVERSION:                          N/A (Refer to Benefit Amount)
                                          - Payment Base will be equal to the
                                          Contract Value on the conversion date
                                          - PAYMENT BASE MAY BE LESS THAN BENEFIT
                                          AMOUNT
DEATH BENEFIT                             UPON CONVERSION: Death Benefit will be    Greater of Contract Value or Benefit
                                          equal to the Contract Value on the        Amount
                                          conversion date. If MAV or MAV plus was
                                          previously elected, there will be no
                                          change to these values
BENEFIT PAYMENT/THRESHOLD                 Allows up to a 5% withdrawal (Single      Allows up to a 5% withdrawal of the
                                          Life), or 4.5% withdrawal (Joint Life)    initial Benefit Amount per year prior to
                                          of the Payment Base per year prior to     age 60 adjusted for Withdrawals and
                                          age 60 adjusted for Withdrawals and       Automatic Benefit Amount increases
                                          Automatic Payment Base increases

                                                                     APP D-3

-------------------------------------------------------------------------------

                                                  THE HARTFORD'S LIFETIME                   THE HARTFORD'S LIFETIME
                FEATURE                              INCOME BUILDER II                           INCOME BUILDER
----------------------------------------------------------------------------------------------------------------------------
LIFETIME BENEFIT PAYMENT                  - The Lifetime Benefit Payment will be    - The Lifetime Benefit Payment is
                                          equal to the Payment Base multiplied by   initially set to equal the initial
                                          the applicable Withdrawal Percent (4.5 -  Benefit Amount multiplied by 5%
                                          7% depending on Relevant Covered Life's   - Available at issue if the oldest Owner
                                          attained age as of first Surrender and    is age 60 or older
                                          whether the Single Life or Joint Life     - Available after the Contract
                                          Option is selected.)                      Anniversary immediately following the
                                          - Allows you to withdraw on each          oldest Owners' 60th birthday if at issue
                                          Contract up to the greater of Payment     the age of the oldest owner is under 60
                                          Base or Contract Value on the
                                          anniversary multiplied by the Withdrawal
                                          Percentage per year once the amount is
                                          established
AUTOMATIC BENEFIT AMOUNT / PAYMENT BASE   Automatic Payment Base increases will     Automatic Benefit Amount increases
INCREASES                                 cease upon the earlier of the Annuity     continue until the earlier of the
                                          Commencement Date or the Contract         Contract Anniversary immediately
                                          Anniversary immediately following the     following the older Owner's or
                                          Relevant Covered Life's attained age of   Annuitant's 75th birthday or the or the
                                          80                                        Annuity Commencement Date
NON-EXCESSIVE PARTIAL SURRENDERS          Withdrawals within the Lifetime Benefit   Withdrawals within the Lifetime Benefit
                                          Payment do not reduce the Payment Base.   Payment or Benefit Payment reduce the
                                          Withdrawals within the Threshold reduce   Benefit Amount by the amount of the
                                          the Payment Base by the amount of         partial surrender
                                          partial surrender
EXCESSIVE PARTIAL SURRENDERS              Withdrawals IN EXCESS of the Lifetime     Withdrawals IN EXCESS of the Lifetime
                                          Benefit Payment or Threshold will reduce  Benefit Payment or Benefit Payment will
                                          the Payment Base in proportion to the     reduce the Benefit Amount to the minimum
                                          reduction in Contract Value due to such   of Contract Value immediately following
                                          Surrender                                 the partial Surrender; or the Benefit
                                                                                    Amount immediately prior to the partial
                                                                                    Surrender, less the amount of partial
                                                                                    Surrender
EXCESSIVE PARTIAL SURRENDERS & THE DEATH  Withdrawals IN EXCESS of the Lifetime     Withdrawals IN EXCESS of the Lifetime
BENEFIT                                   Benefit Payment or Threshold will reduce  Benefit Payment or Benefit Payment will
                                          the Death Benefit in proportion to the    reduce the Death Benefit to the minimum
                                          reduction in Contract Value due to such   of Contract Value immediately following
                                          Surrender                                 the partial Surrender; or the Benefit
                                                                                    Amount immediately prior to the partial
                                                                                    Surrender, less the amount of partial
                                                                                    Surrender
SUBSEQUENT PAYMENT LIMITATION             None                                      We reserve the right to approve
                                                                                    subsequent Premium Payments after the
                                                                                    first 12 months
                                                                                    Subsequent Premium Payments with a
                                                                                    cumulative total of $100,000 or greater
                                                                                    require prior approval by the Company.
                                                                                    This restriction is not currently
                                                                                    enforced.
JOINT OWNERSHIP                           Rider may be elected as a Single Life     Single Life only
                                          Option or Joint Life Option

STATE VARIATIONS. THE FOREGOING DISCUSSION DOES NOT TAKE INTO CONSIDERATION STATE VARIATIONS, IF ANY.

DEFINITIONS. ALL INITIAL CAPITALIZED TERMS SHALL HAVE SUCH MEANING AS PROVIDED IN YOUR PROSPECTUS.

APP D-4

-------------------------------------------------------------------------------

III. OTHER KEY CONSIDERATIONS.

       - THIS CONVERSION OFFER IS DESIGNED FOR CONTRACT OWNERS THAT INTEND TO DEFER TAKING PARTIAL SURRENDERS IN ORDER TO INCREASE THE WITHDRAWAL PERCENT AVAILABLE TO SET LIFETIME BENEFIT PAYMENTS AND WHO OTHERWISE SEEK THE ADDED FLEXIBILITY OF PROVIDING POTENTIAL LIFETIME WITHDRAWALS FOR THEIR SPOUSE. THIS CONVERSION MAY NOT BE SUITABLE FOR ANYONE WHO MAY BE ANTICIPATING AN IMMINENT CHANGE IN THE RELEVANT COVERED LIFE OR ANY OTHER PERTINENT CONTRACT PARTIES.

       - LIFETIME BENEFIT PAYMENTS WILL NOT NECESSARILY BE THE SAME AS, OR HIGHER THAN, BENEFIT PAYMENTS OR LIFETIME BENEFIT PAYMENTS AVAILABLE UNDER THE HARTFORD'S LIFETIME INCOME BUILDER. WITHDRAWALS FROM THE LIFETIME INCOME BUILDER II RIDER MAY AFFECT THE GUARANTEES IF THE RELEVANT COVERED LIFE IS AGE 60 OR YOUNGER.

       - LIFETIME BENEFIT PAYMENTS UNDER THE HARTFORD'S LIFETIME INCOME BUILDER II DO NOT REDUCE THE PAYMENT BASE; THEREFORE THE FEE OF 0.40% OF PAYMENT BASE WILL NEVER BE APPLIED TO AN AMOUNT LESS THAN YOUR INITIAL PAYMENT BASE. HOWEVER, IN THE EVENT THAT AN EXCESS WITHDRAWAL IS TAKEN, OR A WITHDRAWAL IS MADE IN A NON-ELIGIBLE WITHDRAWAL YEAR, THE PAYMENT BASE WILL BE REDUCED BY THE METHODS DESCRIBED IN YOUR PROSPECTUS.

       - After the conversion date, your death benefit will no longer be The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit. Your new death benefit will be your Contract Value on the conversion date. If you previously elected the optional death benefits MAV or MAV Plus, there will be no change to your death benefit. YOUR DEATH BENEFIT MAY BE REDUCED IF AS OF THE CONVERSION DATE YOUR CONTRACT VALUE AND PREMIUM PAYMENTS ARE LESS THAN YOUR BENEFIT AMOUNT.

       - You should discuss with your registered representative whether or not converting your rider is suitable for you and your particular needs, investment horizon and financial plans. YOU SHOULD DISCUSS YOUR PARTICULAR CIRCUMSTANCES AND THE TAX CONSEQUENCES OF THIS CONVERSION WITH YOUR TAX ADVISER, AS WE MAKE NO REPRESENTATION REGARDING THE TAX CONSEQUENCES OF AN EXCHANGE OF THESE RIDERS.

       - Please read your prospectus carefully and particularly the description of each rider and Appendix B -- Optional Benefits Comparison for a more complete description of the differences between The Hartford's Lifetime Income Builder and The Hartford's Lifetime Income Builder II.

       - We are not obligated to offer rider exchange privileges if and once this offer is withdrawn.

       -   This offer is not available through all broker/dealers.

       - Your annuitization options for each rider may differ and your guarantee period under The Hartford's Lifetime Income Builder II may be less than under The Hartford's Lifetime Income Builder. If you select The Hartford's Lifetime Income Builder II Joint Life Option, the payment will be based on both Covered Lives. Please refer to your prospectus for details.

IV.  HOW DOES THE EXCHANGE PROCESS WORK?

       - You must complete The Hartford's Lifetime Income Builder Conversion Program Form to exchange your The Hartford's Lifetime Income Builder rider. The date that you comply with all our requirements to exchange your existing The Hartford's Lifetime Income Builder rider ("conversion date") will be the date we use to set your benefits under your The Hartford's Lifetime Income Builder II rider. We will also use the conversion date for establishing your eligibility for this offer.

       - Except as modified by this election, your existing Contract and all other features and functions previously selected will be and remain in full force and effect.

       -   You may not cancel your election after the conversion date.

       - A prorated final The Hartford's Lifetime Income Builder rider charge will be assessed as of the conversion date. You will not be charged for The Hartford's Lifetime Income Builder II until your first conversion date anniversary and each annual anniversary thereafter. There are no exchange or transfer fees associated with making this election.

       - Your Contract Value as of the conversion date will become your new Payment Base. IF YOUR BENEFIT AMOUNT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER WAS HIGHER THAN YOUR CONTRACT VALUE, YOU WILL NOT RECEIVE THAT AMOUNT.

       - We will not provide any credit for the time that you owned The Hartford's Lifetime Income Builder rider. Therefore, annual automatic Payment Base increases will commence on conversion date anniversaries rather than Contract Anniversaries.

       - There are no additional cancellation privileges afforded to you by participating in this conversion program.

       -   All joint Owners must consent to this conversion.

                    APP D-5

--------------------------------------------------------------------------------

                            LIFETIME INCOME BUILDER

The following example is intended to reflect the effect of positive market performance on The Hartford's Lifetime Income Builder Benefit Amount, Death Benefit, and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit, and Rider Fee.

   AGE               ACCOUNT       BENEFIT     GUARANTEED
   BOY     RETURN   VALUE BOY    AMOUNT BOY        WD       ACTUAL WD
----------------------------------------------------------------------
   60       0.06     $100,000     $100,000       $5,000       $5,000
   61       0.06     $100,317      $95,665       $5,000       $5,000
   62       0.06     $100,673      $90,968       $5,000       $5,000
   63       0.06     $101,068      $86,288       $5,000       $5,000
   64       0.06     $101,505      $81,624       $5,000       $5,000
   65       0.06     $101,988      $76,973       $5,000       $5,000
   66       0.06     $102,518      $72,333       $5,000       $5,000
   67       0.06     $103,098      $67,701       $5,000       $5,000
   68       0.06     $103,731      $63,074       $5,000       $5,000
   69       0.06     $104,422      $58,449       $5,000       $5,000
   70       0.06     $105,172      $53,822       $5,000       $5,000
   71       0.06     $105,985      $49,191       $5,000       $5,000
   72       0.06     $106,866      $44,550       $5,000       $5,000
   73       0.06     $107,818      $39,895       $5,000       $5,000
   74       0.06     $108,847      $35,221       $5,000       $5,000
   75       0.06     $109,955      $30,523       $5,000       $5,000
   76       0.06     $111,149      $25,796       $5,000       $5,000
   77       0.06     $112,435      $20,796       $5,000       $5,000
   78       0.06     $113,818      $15,796       $5,000       $5,000
   79       0.06     $115,304      $10,796       $5,000       $5,000
   80       0.06     $116,899      $5,796        $5,000       $5,000
   81       0.06     $118,610       $796         $5,000       $5,000
   82       0.06     $120,426        $0          $5,000       $5,000
   83       0.06     $122,352        $0          $5,000       $5,000
   84       0.06     $124,393        $0          $5,000       $5,000
   85       0.06     $126,557        $0          $5,000       $5,000

   AGE       BENEFIT     DEATH BENEFIT   ACCOUNT
   BOY      AMOUNT EOY        EOY       VALUE EOY    FEE
---------  ----------------------------------------------
   60        $95,665        $95,665      $100,700   $383
   61        $90,968        $90,968      $101,036   $364
   62        $86,288        $86,288      $101,413   $345
   63        $81,624        $81,624      $101,832   $326
   64        $76,973        $76,973      $102,296   $308
   65        $72,333        $72,333      $102,807   $289
   66        $67,701        $67,701      $103,369   $271
   67        $63,074        $63,074      $103,984   $252
   68        $58,449        $58,449      $104,655   $234
   69        $53,822        $53,822      $105,387   $215
   70        $49,191        $49,191      $106,182   $197
   71        $44,550        $44,550      $107,044   $178
   72        $39,895        $39,895      $107,978   $160
   73        $35,221        $35,221      $108,987   $141
   74        $30,523        $30,523      $110,077   $122
   75        $25,796        $25,796      $111,253   $103
   76        $20,796        $20,796      $112,518    $83
   77        $15,796        $15,796      $113,881    $63
   78        $10,796        $10,796      $115,347    $43
   79         $5,796        $5,796       $116,922    $23
   80          $796          $796        $118,613    $3
   81           $0            $0         $120,426    $0
   82           $0            $0         $122,352    $0
   83           $0            $0         $124,393    $0
   84           $0            $0         $126,557    $0
   85           $0            $0         $128,850    $0

ASSUMPTIONS:                                   LEGEND:
--------------------------------------------------------------------------------------------
 Age 60                                        BOY               Beginning of Year
 Annual withdrawals taken, within limit        EOY               End of Year
 Market Performance = Annual 6% Gain           WD                Withdrawal

APP D-6

--------------------------------------------------------------------------------

                           LIFETIME INCOME BUILDER II

The following example is intended to reflect the effect of positive market performance on The Hartford's Lifetime Income Builder Benefit Amount, Death Benefit, and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit, and Rider Fee.

  AGE               ACCOUNT      PAYMENT     GUARANTEED    MAXIMUM
  BOY    RETURN    VALUE BOY     BASE BOY        WD           WD
--------------------------------------------------------------------
  60      0.06     $100,000      $100,000      $5,000       $5,000
  61      0.06     $100,297      $100,700      $5,035       $5,035
  62      0.06     $100,611      $101,015      $5,051       $5,051
  63      0.06     $100,942      $101,348      $5,067       $5,067
  64      0.06     $101,292      $101,699      $5,085       $5,085
  65      0.06     $101,661      $102,069      $5,103       $5,103
  66      0.06     $102,051      $102,461      $5,123       $5,123
  67      0.06     $102,463      $102,874      $5,144       $5,144
  68      0.06     $102,897      $103,310      $5,166       $5,166
  69      0.06     $103,356      $103,771      $5,189       $5,189
  70      0.06     $103,840      $104,257      $5,213       $5,213
  71      0.06     $104,352      $104,771      $5,239       $5,239
  72      0.06     $104,891      $105,313      $5,266       $5,266
  73      0.06     $105,461      $105,885      $5,294       $5,294
  74      0.06     $106,063      $106,489      $5,324       $5,324
  75      0.06     $106,698      $107,127      $5,356       $5,356
  76      0.06     $107,369      $107,800      $5,390       $5,390
  77      0.06     $108,077      $108,511      $5,426       $5,426
  78      0.06     $108,825      $109,262      $5,463       $5,463
  79      0.06     $109,614      $110,054      $5,503       $5,503
  80      0.06     $110,447      $110,891      $5,545       $5,545
  81      0.06     $111,330      $110,891      $5,545       $5,567
  82      0.06     $112,267      $110,891      $5,545       $5,613
  83      0.06     $113,259      $110,891      $5,545       $5,663
  84      0.06     $114,311      $110,891      $5,545       $5,716
  85      0.06     $115,426      $110,891      $5,545       $5,771

  AGE                 PAYMENT       DEATH       ACCOUNT
  BOY    ACTUAL WD    BASE EOY   BENEFIT EOY   VALUE EOY    FEE
-------  -------------------------------------------------------
  60       $5,000     $100,000     $95,000      $100,700   $403
  61       $5,000     $100,700     $90,000      $101,015   $404
  62       $5,000     $101,015     $85,000      $101,348   $405
  63       $5,000     $101,348     $80,000      $101,699   $407
  64       $5,000     $101,699     $75,000      $102,069   $408
  65       $5,000     $102,069     $70,000      $102,461   $410
  66       $5,000     $102,461     $65,000      $102,874   $411
  67       $5,000     $102,874     $60,000      $103,310   $413
  68       $5,000     $103,310     $55,000      $103,771   $415
  69       $5,000     $103,771     $50,000      $104,257   $417
  70       $5,000     $104,257     $45,000      $104,771   $419
  71       $5,000     $104,771     $40,000      $105,313   $421
  72       $5,000     $105,313     $35,000      $105,885   $424
  73       $5,000     $105,885     $30,000      $106,489   $426
  74       $5,000     $106,489     $25,000      $107,127   $429
  75       $5,000     $107,127     $20,000      $107,800   $431
  76       $5,000     $107,800     $15,000      $108,511   $434
  77       $5,000     $108,511     $10,000      $109,262   $437
  78       $5,000     $109,262      $5,000      $110,054   $440
  79       $5,000     $110,054        $0        $110,891   $444
  80       $5,000     $110,891        $0        $111,774   $444
  81       $5,000     $110,891        $0        $112,710   $444
  82       $5,000     $110,891        $0        $113,703   $444
  83       $5,000     $110,891        $0        $114,755   $444
  84       $5,000     $110,891        $0        $115,870   $444
  85       $5,000     $110,891        $0        $117,052   $444

ASSUMPTIONS:                                   LEGEND:
---------------------------------------------------------------------------------------
 Age 60                                        BOY            Beginning of Year
 Annual withdrawals taken, within limit        EOY            End of Year
 Market Performance = Annual 6% Gain           WD             Withdrawal

                    APP D-7

--------------------------------------------------------------------------------

                            LIFETIME INCOME BUILDER

The following table is intended to reflect the effect of negative market performance on The Hartford's Lifetime Income Builder Benefit Amount Death Benefit and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit and Rider Fee.

   AGE                  ACCOUNT         BENEFIT         GUARANTEED
   BOY      RETURN     VALUE BOY       AMOUNT BOY           WD          ACTUAL WD
-----------------------------------------------------------------------------------
   60       -0.06      $100,000         $100,000          $5,000         $5,000
   61       -0.06       $88,920         $95,000           $5,000         $5,000
   62       -0.06       $78,525         $90,000           $5,000         $5,000
   63       -0.06       $68,773         $85,000           $5,000         $5,000
   64       -0.06       $59,627         $80,000           $5,000         $5,000
   65       -0.06       $51,049         $75,000           $5,000         $5,000
   66       -0.06       $43,006         $70,000           $5,000         $5,000
   67       -0.06       $35,466         $65,000           $5,000         $5,000
   68       -0.06       $28,398         $60,000           $5,000         $5,000
   69       -0.06       $21,774         $55,000           $5,000         $5,000
   70       -0.06       $15,568         $50,000           $5,000         $5,000
   71       -0.06       $9,754          $45,000           $5,000         $5,000
   72       -0.06       $4,308          $40,000           $5,000         $5,000
   73       -0.06         $0            $35,000           $5,000         $5,000
   74       -0.06         $0            $30,000           $5,000         $5,000
   75       -0.06         $0            $25,000           $5,000         $5,000
   76       -0.06         $0            $20,000           $5,000         $5,000
   77       -0.06         $0            $15,000           $5,000         $5,000
   78       -0.06         $0            $10,000           $5,000         $5,000
   79       -0.06         $0             $5,000           $5,000         $5,000
   80       -0.06         $0               $0             $5,000         $5,000
   81       -0.06         $0               $0             $5,000         $5,000
   82       -0.06         $0               $0             $5,000         $5,000
   83       -0.06         $0               $0             $5,000         $5,000
   84       -0.06         $0               $0             $5,000         $5,000
   85       -0.06         $0               $0             $5,000         $5,000

                                     DEATH BENEFIT
   AGE         BENEFIT             EOY = BA            ACCOUNT
   BOY       AMOUNT EOY              EOY              VALUE EOY          FEE
---------  ------------------------------------------------------------------
   60          $95,000             $95,000             $89,300          $380
   61          $90,000             $90,000             $78,885          $360
   62          $85,000             $85,000             $69,113          $340
   63          $80,000             $80,000             $59,947          $320
   64          $75,000             $75,000             $51,349          $300
   65          $70,000             $70,000             $43,286          $280
   66          $65,000             $65,000             $35,726          $260
   67          $60,000             $60,000             $28,638          $240
   68          $55,000             $55,000             $21,994          $220
   69          $50,000             $50,000             $15,768          $200
   70          $45,000             $45,000             $9,934           $180
   71          $40,000             $40,000             $4,468           $160
   72          $35,000             $35,000               $0              $0
   73          $30,000             $30,000               $0              $0
   74          $25,000             $25,000               $0              $0
   75          $20,000             $20,000               $0              $0
   76          $15,000             $15,000               $0              $0
   77          $10,000             $10,000               $0              $0
   78          $5,000               $5,000               $0              $0
   79            $0                   $0                 $0              $0
   80            $0                   $0                 $0              $0
   81            $0                   $0                 $0              $0
   82            $0                   $0                 $0              $0
   83            $0                   $0                 $0              $0
   84            $0                   $0                 $0              $0
   85            $0                   $0                 $0              $0

ASSUMPTIONS:                                   LEGEND:
---------------------------------------------------------------------------------------
 Age 60                                        BOY            Beginning of Year
 Annual withdrawals taken, within limit        EOY            End of Year
 Market Performance = Annual 6% Loss           WD             Withdrawal

APP D-8

--------------------------------------------------------------------------------

                           LIFETIME INCOME BUILDER II

The following example is intended to reflect the effect of negative market performance on The Hartford's Lifetime Income Builder Benefit Amount, Death Benefit, and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit, and Rider Fee.

  AGE             ACCOUNT      PAYMENT     GUARANTEED    MAXIMUM
  BOY    RETURN  VALUE BOY    BASE BOY         WD           WD
------------------------------------------------------------------
  60     -0.06    $100,000    $100,000       $5,000       $5,000
  61     -0.06    $88,900     $100,000       $5,000       $5,000
  62     -0.06    $78,466     $100,000       $5,000       $5,000
  63     -0.06    $68,658     $100,000       $5,000       $5,000
  64     -0.06    $59,439     $100,000       $5,000       $5,000
  65     -0.06    $50,772     $100,000       $5,000       $5,000
  66     -0.06    $42,626     $100,000       $5,000       $5,000
  67     -0.06    $34,968     $100,000       $5,000       $5,000
  68     -0.06    $27,770     $100,000       $5,000       $5,000
  69     -0.06    $21,004     $100,000       $5,000       $5,000
  70     -0.06    $14,644     $100,000       $5,000       $5,000
  71     -0.06     $8,665     $100,000       $5,000       $5,000
  72     -0.06     $3,045     $100,000       $5,000       $5,000
  73     -0.06       $0       $100,000       $5,000       $5,000
  74     -0.06       $0       $100,000       $5,000       $5,000
  75     -0.06       $0       $100,000       $5,000       $5,000
  76     -0.06       $0       $100,000       $5,000       $5,000
  77     -0.06       $0       $100,000       $5,000       $5,000
  78     -0.06       $0       $100,000       $5,000       $5,000
  79     -0.06       $0       $100,000       $5,000       $5,000
  80     -0.06       $0       $100,000       $5,000       $5,000
  81     -0.06       $0       $100,000       $5,000       $5,000
  82     -0.06       $0       $100,000       $5,000       $5,000
  83     -0.06       $0       $100,000       $5,000       $5,000
  84     -0.06       $0       $100,000       $5,000       $5,000
  85     -0.06       $0       $100,000       $5,000       $5,000

  AGE                 PAYMENT       DEATH       ACCOUNT
  BOY    ACTUAL WD    BASE EOY   BENEFIT EOY   VALUE EOY    FEE
-------  -------------------------------------------------------
  60       $5,000     $100,000     $95,000      $89,300    $400
  61       $5,000     $100,000     $90,000      $78,866    $400
  62       $5,000     $100,000     $85,000      $69,058    $400
  63       $5,000     $100,000     $80,000      $59,839    $400
  64       $5,000     $100,000     $75,000      $51,172    $400
  65       $5,000     $100,000     $70,000      $43,026    $400
  66       $5,000     $100,000     $65,000      $35,368    $400
  67       $5,000     $100,000     $60,000      $28,170    $400
  68       $5,000     $100,000     $55,000      $21,404    $400
  69       $5,000     $100,000     $50,000      $15,044    $400
  70       $5,000     $100,000     $45,000       $9,065    $400
  71       $5,000     $100,000     $40,000       $3,445    $400
  72       $5,000     $100,000     $35,000         $0      $400
  73       $5,000     $100,000     $30,000         $0       $0
  74       $5,000     $100,000     $25,000         $0       $0
  75       $5,000     $100,000     $20,000         $0       $0
  76       $5,000     $100,000     $15,000         $0       $0
  77       $5,000     $100,000     $10,000         $0       $0
  78       $5,000     $100,000      $5,000         $0       $0
  79       $5,000     $100,000        $0           $0       $0
  80       $5,000     $100,000        $0           $0       $0
  81       $5,000     $100,000        $0           $0       $0
  82       $5,000     $100,000        $0           $0       $0
  83       $5,000     $100,000        $0           $0       $0
  84       $5,000     $100,000        $0           $0       $0
  85       $5,000     $100,000        $0           $0       $0

ASSUMPTIONS:                                   LEGEND:
---------------------------------------------------------------------------------------
 Age 60                                        BOY            Beginning of Year
 Annual withdrawals taken, within limit        EOY            End of Year
 Market Performance = Annual 6% Loss           WD             Withdrawal

                                                                     APP D-9

-------------------------------------------------------------------------------

B. THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS CONVERSION PROGRAM

We reserve the right, in our sole discretion, to offer Eligible Contract Owners the opportunity to exchange The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation for the currently issued version of either The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios subject to the terms and conditions below.

The availability of the conversion program is at our discretion and may be withdrawn in whole, or in part, at any time without notice. The opportunity to convert your rider to The Hartford's Lifetime Income Builder Portfolios will expire 90 days after the effective date of this rider exchange program. You should convert your rider only if it is appropriate for your needs and financial considerations. Please read this prospectus carefully and discuss this conversion with your Registered Representative prior to electing to participate in this conversion program.

I. WHO IS ELIGIBLE TO PARTICIPATE IN THIS CONVERSION PROGRAM?

     This conversion program is available to Owners who meet ALL of the following qualifications ("Eligible Contract Owners"):

     You must:

           - If electing The Hartford's Lifetime Income Builder Portfolios, you must have purchased a deferred individual annuity contract from us between 1/1/08 - 5/3/08 (or later if The Hartford's Lifetime Income Builder Portfolios was not approved in your state). If electing The Hartford's Lifetime Income Builder Selects, you must have purchased a deferred individual annuity contract from us after 11/01/05 (each, an "Eligible Contract"). You must still own such Contract as of the conversion date (defined below); and

           - Have previously elected The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation at the time of purchase or as a result of a Company-sponsored exchange program; and

           - Be a customer of a Financial Intermediary that has approved the sale of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios; and

           - The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios are approved for sale in your state.

     You must not be age 81 or older as of the conversion date (including any other Covered Life).

II. WHAT ARE KEY DIFFERENCES BETWEEN THE NEW RIDERS AND MY CURRENT RIDER?

     Please refer to Appendix B for a table describing some of the key differences between The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

III. HOW DOES THE CONVERSION PROCESS WORK?

       - You must complete a Conversion Program Form to exchange your The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation rider. The date that you comply with all our requirements to exchange your existing rider ("conversion date") will be the date we use to set your benefits under your The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios rider selected. We will also use the conversion date for establishing your eligibility for this conversion program. Your request for conversion will not be in good order until the requisite fund transfers are made.

       - If you elect either The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios, you must abide by all restrictions applicable to these riders, including, but not limited to, investment restrictions described in this prospectus.

       - Except as modified by this election, your existing Contract and all other features and functions previously selected will be and remain in full force and effect after the conversion date.

       -   You may not cancel your election after the conversion date.

       - A prorated final rider charge for your pre-conversion rider will be assessed as of the conversion date. There are no exchange or transfer fees associated with making this election.

       - Your Contract Value as of the conversion date will become your new Payment Base. YOUR PAYMENT BASE UNDER YOUR EXISTING RIDER WILL NOT CARRY OVER AS YOUR NEW PAYMENT BASE.

APP D-10

-------------------------------------------------------------------------------

       - Your Withdrawal Percent under The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios is based on the attained age of the relevant Covered Life on the effective date of the conversion. If the Withdrawal Percent had been locked in under The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, it will be unlocked and reset upon conversion.

       - Your new death benefit will equal your Contract Value on the effective date of the conversion and thereafter will operate under the terms of the Guaranteed Minimum Death Benefit. CONVERSION OF YOUR RIDER MAY HAVE THE AFFECT OF REDUCING YOUR DEATH BENEFIT.

       - Your Lifetime Benefit Payment will be equal to your Payment Base multiplied by your Withdrawal Percent for the remainder of the rider year. Your Lifetime Benefit Payment will reset upon the next Contract Anniversary according to the terms of the rider you selected.

       -   All Joint Owners and the Annuitant must consent to this conversion.

       - Any changes in Covered Lives will affect your benefits under your new riders.

       - The survivorship option selected under your existing riders may not be amended in connection with your exercising your conversion privileges.

IV. WHAT OTHER THINGS SHOULD BE CONSIDERED?

       - YOUR PAYMENT BASE, GUARANTEED MINIMUM DEATH BENEFIT, AND LIFETIME BENEFIT PAYMENTS MAY BE LOWER AND RIDER CHARGES MAY BE HIGHER THAN, THOSE AVAILABLE UNDER YOUR CURRENT RIDER.

       - You should discuss with your Registered Representative whether or not converting your rider is suitable for you and your particular needs, investment horizon and financial plans. You should discuss your particular circumstances and the tax consequences of this conversion with your tax advisor, as we make no representation regarding the tax consequences of an exchange of these riders.

       - We are not obligated to offer rider conversion privileges if and once this offer is withdrawn.

       - These conversion privileges may not be available through all Financial Intermediaries.

       - For a comparison of the features of each rider, please see Appendix B, and read sections describing each rider below.

                                                                    APP D-11

-------------------------------------------------------------------------------

C. THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

OBJECTIVE

The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.

HOW DO THE RIDERS HELP ACHIEVE THIS GOAL?

- LIFETIME WITHDRAWAL FEATURE. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's Lifetime Income Eligibility Date until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income                 =      Payment Base or Contract   x      Withdrawal Percent
Builder Selects                        Value, whichever is
                                       higher
                                                - or -
Lifetime Income                 =      Payment Base               x      Withdrawal Percent
Builder Portfolios

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THE RIDERS?

Subject to state availability, you may elect either rider if you are eligible to participate in a designated Company sponsored exchange program. The benefits comprising either rider may not be purchased separately. The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios riders are sold separately. These riders may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw either or both riders and any options at any time.

When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the "Relevant Covered Life" and other "Covered Lives" will be when establishing the Withdrawal Percent.

- A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

- For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

- The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is
80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.

DOES ELECTING EITHER RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect either rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR EITHER RIDER CALCULATED?

The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP D-12

-------------------------------------------------------------------------------

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either riders' effective date. The fee increase will only apply if you are eligible for future automatic Payment Base and/or Withdrawal Percent increases. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider. If we cease sales of either or both riders, we will predetermine the rider charge on a non-discriminatory basis. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; (b) you notify us in writing of your election to permanently waive automatic Payment Base and Withdrawal Percent increases; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers or the fee we set before we cease offering either or both riders (or options).

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

DOES THE PAYMENT BASE CHANGE UNDER EITHER RIDER?

Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

       -   automatic Payment Base increases; and

       -   subsequent Premium Payments; and

       - partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

- Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. The following table describes how these options operate:

                         THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS         THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
New Payment Base     [(current Anniversary Value (prior to the rider charge   The higher of current Contract Value or Payment Base
                     being taken) divided by your prior Payment Base)]
                     multiplied by your prior Payment Base
Annual Payment Base  0% - 10%                                                 Unlimited
increase limits

  We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary.

  Automatic Payment Base increases will cease upon the earliest of:

    -   your Annuity Commencement Date;

    - the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80; or

    -   You waive your right to receive automatic Payment Base increases.

  Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

                                                                    APP D-13

-------------------------------------------------------------------------------

    B. If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

  See Examples 3-9 and 12-15 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I

- Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" below.

- Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life's reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the LOWER of the then applicable Payment Base or the Contract Value at the time of rescission. RESCISSION OF A CONVERSION OPTION MAY THEREFORE RESULT IN A PERMANENT REDUCTION OF BENEFITS. Once rescinded, this privilege will be terminated.

- Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

IS EITHER RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.

As shown in the following table, the Withdrawal Percent for all partial Surrenders taken BEFORE the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken AFTER the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

                                                     WITHDRAWAL PERCENT
                                              SINGLE LIFE         JOINT/SPOUSAL
    RELEVANT COVERED LIFE ATTAINED AGE           OPTION               OPTION
--------------------------------------------------------------------------------
          [LESS THAN]59 1/2 - 64                  5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percentage will increase according to this schedule if:

- You are entitled to an automatic Payment Base increase during the Contract Year when the Relevant Covered Life's birthday coincides with a new age band; and

-   You have not waived your obligation to pay potential rider fee increases.

Your new Withdrawal Percent will take effect on either of the following dates depending on whether a partial Surrender was ever taken:

- If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

- If a partial Surrender HAS been taken, then your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs after the birthday that brought you into a new Withdrawal Percent age band (and not that birthday).

APP D-14

-------------------------------------------------------------------------------

See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" for a description of circumstances when your Withdrawal Percent may change based on a permissible Covered Life change.

See Examples 1-3 and 20 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

IS EITHER RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.

Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and
        (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES EITHER RIDER REPLACE THE STANDARD DEATH BENEFIT?

YES, IT PERMANENTLY REPLACES THE STANDARD DEATH BENEFIT. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation by you of either rider.

WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER EITHER RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.

If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract -- generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

-   We will no longer accept subsequent Premium Payments; and

- You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

-   Lifetime Benefit Payments will continue; and

- Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

- All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

                                                                    APP D-15

-------------------------------------------------------------------------------

- If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer such rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP D-16

-------------------------------------------------------------------------------

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the

                                                                    APP D-17

-------------------------------------------------------------------------------

effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

-   The Lifetime Benefit Payment will be recalculated.

The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.

See Examples 18 and 19 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.

If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

APP D-18

-------------------------------------------------------------------------------

This option may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes, as described in the following table:

Lifetime Income Builder    We reserve the right to limit the Funds into which you may allocate your Contract Value. We may
Selects                    prohibit investment in certain Funds or require you to allocate your Contract Value only to certain
                           Funds or in accordance with one of a number of model portfolios or Programs.
Lifetime Income Builder    Your Contract Value must be invested in one or more Programs and in an approved model portfolio,
Portfolios                 Funds or other investment vehicles established from time to time. Permissible portfolios, Funds,
                           Programs or other investment vehicles are described in your application and other communications. Not all model portfolios or Programs are available through all Financial Intermediaries.
                           We may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes.
                           Changes may be made on a prospective basis with respect to any additional Premium Payments received.
                           While you may switch from model portfolio to model portfolio, you can not pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the
                           Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will; however, result in the termination of your rights under either rider.

Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund's investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.

If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a 15 calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.

                                                                    APP D-19

-------------------------------------------------------------------------------

Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. These restrictions are not currently enforced.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- YOUR ANNUAL LIFETIME BENEFIT PAYMENTS MAY FLUCTUATE BASED ON CHANGES IN THE PAYMENT BASE AND CONTRACT VALUE. THE PAYMENT BASE IS SENSITIVE TO PARTIAL SURRENDERS IN EXCESS OF THE THEN CURRENT MAXIMUM LIFETIME BENEFIT PAYMENT OR THRESHOLD. IT IS THEREFORE POSSIBLE THAT SURRENDERS AND SUBSEQUENT PREMIUM PAYMENTS WITHIN THE SAME CONTRACT YEAR, WHETHER OR NOT EQUAL TO ONE ANOTHER, CAN RESULT IN LOWER LIFETIME BENEFIT PAYMENTS.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- If you had elected the conversion option from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

- Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

- While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. PAYMENTS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE ARE NOT GUARANTEED TO LAST FOR A LIFETIME. Either rider may not be suitable if a Covered Life is under attained age 59 1/2.

- The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime

APP D-20

-------------------------------------------------------------------------------

  Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for either rider may increase any time after 12 months from either rider's effective date if and when automatic Payment Base increases take place. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

-------------------------------------------------------------------------------

To obtain a Statement of Additional Information, please complete the form below and mail to:

         The Hartford
       Attn: U.S. Wealth Management
       P.O. Box 5085
       Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of The Director M Outlook variable annuity to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT THREE

                         THE DIRECTOR M SELECT OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company, Attn: U.S. Wealth Management, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2008
Date of Statement of Additional Information: May 1, 2008

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                5
  Total Return for all Sub-Accounts                                            5
  Yield for Sub-Accounts                                                       5
  Money Market Sub-Accounts                                                    6
  Additional Materials                                                         6
  Performance Comparisons                                                      6
ACCUMULATION UNIT VALUES                                                       7
FINANCIAL STATEMENTS                                                        SA-1

2

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008 and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2007: $76,038,094; 2006: $76,991,638; and 2005: $38,481,029.

ADDITIONAL PAYMENTS

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2007 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

1st Discount Brokerage, Inc., AIM Distributors, Inc., A.P.P.S. Financial Group, Inc., Abacus Investments, Inc., ABN AMRO, Inc., Advantage Capital Corporation, Advisory Group Equity Services Ltd., AFA Financial Group LLC, AFS Brokerage, Inc., AIG Equity Sales Corp., AIG Financial Advisors Inc., AIG Retirement Advisors, Inc., AIG SunAmerica, Inc., Alexander Investment Services Co., Allegheny Investments, Ltd., Allen & Company LLC, Allen & Company of Florida, Inc., Allen Douglas Securities, Inc., Alliance Bank, AllianceBerstein Investments, Inc., AMCORE Investment Services, Inc., American Classic Securities Inc., American Diversified Financial Group LLC, American Funds & Trusts Inc., American Funds Distributors, Inc., American General Securities, Inc., American Investors Company, American Portfolios Financial Services, Inc., Ameriprise Financial, Inc., Ameritas Investment Corp., AMTrust Investment Services, Inc., AMVest Securities, Inc., Anderson & Strudwick, Inc., Andrew Garrett, Inc., Anthony Financial Management LLC, Arizona State Savings & Credit Union, Arvest Asset Management, Askar Corp., Asset Management Securities Corp., Associated Financial Services, Inc., Associated Investment Services, Inc., Associated Securities Corp., Atlantic Coast Securities Corp., AUL Equity Sales Corp., AXA Advisors LLC, AYRE Investments, Inc., B.C. Ziegler and Company, Banc of America Investment Services, Inc.,

-------------------------------------------------------------------------------

BancNorth Investment Group, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank Insurance & Securities Association, Bank Iowa, Bank of the West, Bankers & Investors Co., Banknorth, N.A., Bannon Ohanesian & Lecours, Inc., Banorte Securities International, Ltd., Bates Securities, Inc., BB&T Investment Services, Inc., BBVA Investments Inc., BCG Securities, Inc., Beaconsfield Financial Services, Inc., Bedrock Capital Management, Inc., Bernard Herold & Co., Inc., Berthel Fisher & Company Financial Services, Inc., BI Investments LLC, Bodell Overcash Anderson & Co., Inc., Boone County National Bank, BOSC, Inc., Brecek & Young Advisors, Inc., Brighton Securities Corp., Broker Dealer Financial Services Corp., Brokers International Financial, Brokers International Financial Services LLC, Brooke Securities, Inc., Brookstreet Securities Corporation, Brown Advisory Securities LLC, Brown Lisle Cummings, Inc., Bruce A. Lefavi Securities, Inc., Buckman Buckman & Reid, Inc., Butler Freeman Tally Financial Group LLC, Butler Wick & Co., Inc., Cadaret Grant & Co., Inc., Calton & Associates, Inc., Cambridge Investment Research, Inc., Cambridge Legacy Securities LLC, Cantella & Co., Inc., Cantella & Company, Capital Analysts, Inc., Capital Brokerage Corp., Capital Choice Financial Services, Capital City Bank, Capital Concepts Investment Corp., Capital Financial Services, Inc., Capital Growth Securities LLC, Capital Investment Group, Inc., Capital Investment Services, Inc., Capital Management Securities, Inc., Capital One Bank, Capital One Investments LLC, Capital Securities of America, Inc., Capital Select I Corp., Capitol Securities Management, Inc., Carey Thomas Hoover, & Breault, Inc., Carolinas Investment Consulting LLC, CBIZ Financial Solutions, Inc., CCF Investments, Inc., CCO Investment Services Corp., Cebert Wealth Management Group, Inc., Centaurus Financial, Inc., Centennial Securities Company LLC, Central Bank, Century Securities Associates, Inc., CFD Investments, Inc., CFG Financial Associates, Inc., Charter One Financial, Inc., Chase Investments Services, Corp., Chemical Bank & Trust Co., Chemical Bank West, Chicago Investment Group LLC, CIG Securities, Citicorp Financial Services Corporation, Citigroup Global Markets Inc., Citizens Bank, Citizens Financial Services FSB, Citizens Investment Services Corp., Citizens National Bank, City Bank, City Securities Corporation, Clearing Services of America, Inc., Coburn & Meredith, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Investment Services, Inc., Community Bank, Community Bankers Securities LLC, Community Investment Services, Inc., Community National Bank, Compak Securities, Inc., Compass Brokerage, Inc., Comprehensive Asset Management Servicing, Inc., Contemporary Financial Solutions, Coordinated Capital Securities, Inc., Cornerstone Financial Services, Inc., Country Club Financial Services, Inc., Countrywide Investment Services, Inc., Crews & Associates, Inc., Cri Securities LLC, Crowell, Weedon & Co., Crown Capital Securities LLP, CUE Financial Group, Inc., Cuna Brokerage Services, Inc., CUSO Financial Services LP, Cutter & Company, Inc., CW Securities LLC, D.A. Davidson & Co., Daiwa Securities America Inc., Davenport & Company LLC, David A. Noyes & Company, Delta Equity Services Corporation, Delta Trust Investments, Inc., Dempsey Financial Network, Inc., Deutsche Bank Securities Inc., DFC Investor Services, Diversified Securities, Inc., Dominion Investor Services, Inc., Dorn & Co., Inc., Dortch Securities & Investments, Inc., Dougherty & Company LLC, Duerr Financial Corporation, Eagle One Investments LLC, Economy Securities, Inc., EDI Financial, Inc., Edward Jones, Effingham State Bank, EK Riley Investments LLC, Emergent Financial Group, Inc., Emerson Equity LLC, Empire Financial Group, Inc., Empire Securities Corp., Ensemble Financial Services, Inc., EPlanning Securities, Inc., Equable Securities Corp., Equitas America LLC, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities LLC, Excel Securities & Associates, Inc., Fairport Capital, Inc., Farmers National Bank, Feltl & Company, Fenwick Securities, Inc., Ferris, Baker, Watts, Inc., FFP Securities, Inc., Fidelity Bank, Fidelity Brokerage Services LLC, Fidelity Federal Bank & Trust, Fiducial Investments Advisors, Inc., Fifth Third Securities, Inc., Financial Design, Inc., Financial Network Investment Corp., Financial Planning Consultants, Inc., Financial Security Management, Inc., Financial Telesis, Inc., Financial West Group, Fintegra LLC, First Allied Securities, Inc., First American Bank, First Bank, First Bank & Trust, First Brokerage America, First Brokerage America LLC, First Busy Securities, Inc., First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, Inc., First Citizens National Bank, First Coast Financial Advisors LLC, First Colonial Group Inc., First Community Bank, N.A., First Dallas Securities Inc., First Federal Bank, First Fidelity Securities, First Financial Equity Corp., First Global Securities, Inc., First Heartland Capital, Inc., First Independent Financial Services, Inc., First MidAmerica Investment Corp., First Montauk Securities Corp., First National Bank, First National Investment Services Company LLC, First Northern Bank, First Place Bank, First Security Bank, First Southeast Investor Services, Inc., First Southwest Company, First St.Louis Securities, Inc., First Tennessee Brokerage, Inc., First Wall Street Corp., First Western Securities, Inc., FirstMerit Securities, Inc., Fiserv Brokerage Services, Inc., Fiserv, Inc., Florida Investment Advisers, FNB Brokerage Services, Inc., FNIC FID Div., Focused Investments, Folger Nolan Fleming Douglas Inc., Foothill Securities, Inc., Foresters Equity Services, Inc., Fortune Financial Services, Inc., Founders Financial Securities LLC, Fox & Company Investments Inc., Franklin Templeton Financial Services Corp., Frost Brokerage Services, Inc., FSC Securities Corp., FSIC, Fulcrum Securities, Inc., G & W Equity Sales, Inc., GBS Financial Corp., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., GIA Financial Group LLC, Girard Securities Inc., Glencrest Insurance Services, Global Brokerage Services, Inc., GMS Group LLC, Gold Coast Securities, Inc., Granite Securities LLC, Grant Bettingen, Inc., Great American Advisors, Inc., Great American Investors, Inc., Great Lakes Capital Financial Service Inc., Great Northern Financial Services, Gregory J. Schwartz & Co., Inc., Gunnallen Financial, Inc., GWN Securities, Inc., H&R Block Financial Advisors, Inc., H. Beck, Inc., H.D.Vest Investment Services., HAAS Financial Products, Inc., Hagar Financial Corporation, Hancock Bank, Hancock Investment Services, Inc., Harbor Financial Services LLC, Harbour Investments, Inc., Harger and Company, Inc., Harold Dance Investments, Harris Investor Services, Inc., Hartford Equity Sales Company Inc., Hartford Investment Financial Services LLC, Harvest Capital LLC, Hawthorne Securities Corporation, Hazard & Siegel, Inc., HBW Securities LLC, Heartland Bank, Heartland Investment Associates, Inc., Hefren-Tillotson, Inc., Heim Young & Associates, Inc., Heritage Bank, Hibernia National Bank, Home Savings Bank

4

-------------------------------------------------------------------------------

Hornor Townsend & Kent, Inc., Horwitz & Associates, Inc., HSBC Bank International, HSBC Securities (USA) Inc., Huntington Securities Corp., Huntington Investment Co., Huntington National Bank, Huntleigh Securities Corporation, IBC Bank, IBC Investments, IBN Financial Services, Inc., ICBA Financial Services Corporation, IFC Holdings, IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Bank, Independent Financial Group LLC, Independent Financial Securities, Inc., INFINEX Investments, Inc., ING Financial Advisers LLC, ING Financial Partners, Inc., Innovative Solutions Insurance Services, Intercarolina Financial Services, Inc., Interlink Securities Corp., International Assets Advisory LLC, International Research Securities, Inc., Intersecurities, Inc., Intrust Brokerage Inc., Invesmart Securities LLC, Invest Financial Corporation, Investacorp, Inc., Investment Centers Of America, Inc., Investment Management Service, Inc., Investment Planners, Inc., Investment Professionals Inc., Investment Security Corporation, Investors Capital Corp., Investors Security Company, Inc., Iowa State Bank, Iron Street Securities, Inc., Ironstone Securities, Inc., J.B. Hanauer & Co., J.P. Morgan Securities, Inc., J.P. Turner & Company LLC, J.W. Cole Financial, Inc., Jack V. Butterfield Investment Company, James I. Black & Company, Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, Jesup & Lamont Securities Corp., Joseph Stevens & Co., Inc., K.W. Brown Investments, Kalos Capital, Inc., Kaplan & Co., Securities Inc., KCD Financial, Inc., Key Investment Services LLC, Kinecta Financial & Insurance Services LLC, KMS Financial Services, Inc., Kovack Securities Inc., Lara, Shull & May, Ltd., Lasalle Financial Services, Inc., Lasalle St Securities LLC, Legacy Asset Securities, Inc., Legacy Financial Services, Inc., Legend Equities Corporation, Legg Mason Investor Services LLC, Leigh Baldwin & Co., LLC, Leonard & Company, Lesko Securities Inc., Lexington Investment Company, Inc., Liberty Group LLC, Lifemark Securities Corp., Lincoln Financial Advisors Corporation, Lincoln Investment Planning, Inc., Linsco/Private Ledger/Bank Div., Long Island Financial Group, Inc., Lord Abbett Distributor LLC, LPL Financial Corporation, M Holdings Securities, Inc., M&I Brokerage Services, Inc., M&T Securities, Inc., M. Griffith Investment Services, Inc., M.L. Stern & Co., LLC, Main Street Securities LLC, Manarin Securities Corporation, Marketing One Securities, Marquette Capital Partners, Inc., MBM Securities, Inc., McGinn, Smith & Co., Inc., McGrath Financial & Retirement Services, Inc., Means Investment Co., Inc., Medallion Investment Services, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Merrimac Corporate Securities, Inc., Merrimack Valley Investment, Inc., Mesirow Financial, Inc., Metlife Securities Inc., MFS Fund Distributors, Inc., Mid Atlantic Capital Corporation, MidAmerica Financial Services, Inc., Milestone Financial Services, Inc., Milkie/Ferguson Investments, Inc., MML Investors Services, Inc., Maloney Securities Co., Inc., Money Concepts Capital Corp., Money Management Advisory, Inc., Moors & Cabot, Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Inc., Morris Group, Inc., MSCS Financial Services LLC, Multi-Financial Securities Corp., Multiple Financial Services, Inc., Mutual Funds Associates Inc., Mutual Of Omaha Investor Services, Inc., Mutual Securities, Inc., Mutual Services Corp., MWA Financial Services Inc., NAST, NatCity Investments, Inc., National Advisers Trust Company FSB, National Financial Services LLC, National Investor Service Corporation, National Planning Corporation, National Securities Corporation, Nations Financial Group, Inc., NAVA, Navy Federal Brokerage Services LLC, Navy Federal Credit Union, NBC Securities, Inc., Neidiger Tucker Bruner, Inc., Nelson Securities Inc., New England Securities, NewAlliance Investments, Inc., Newbridge Securities Corporation, Next Financial Group, Inc., NFB Investment Services Corp., NFP Securities, Inc., North Ridge Securities Corp., Northeast Securities, Inc., Northern Trust Securities, Inc., Northwestern Mutual Investment Services LLC, Nutmeg Securities, Ltd., O Bee Credit Union, Oak Tree Securities, Inc., Oberlin Financial Corporation, OFG Financial Services, Inc., Ogilvie Security Advisors Corporation, Ohio National Equities, Inc., Ohio Savings Securities, Inc., Olde Economie Financial Consultants, Ltd., Omega Securities, Inc., Omni Brokerage, Inc., ONE Investment Services, Inc., OneAmerica Securities, Inc., Online Brokerage Services, Oppenheimer & Co. Inc., Orange County Teachers Federal Credit Union, P & A Financial Securities, Inc., Pacific Financial Associates, Inc., Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Park Avenue Securities LLC, Partners Investment Network, Inc., Partnervest Securities, Inc., Paulson Investment Company Inc., Paychex Securities Corporation, Penn Plaza Brokerage, Ltd., Pension Planners Securities, Inc., Pension Financial Services, Inc., Peoples Bank, Peoples Securities, Inc., Perryman Securities, Inc., Pershing LLC, PFIC Securities Corp., Planmember Securities Corp., Planned Investment Co., Inc., PMK Securities & Research Inc., PNC Investments LLC, Pointe Capital, Inc., Pratt, Kutzke & Associates LLP, Preferred Financial Group, Premier Credit Union, Prime Capital Services, Inc., Primesolutions Securities, Inc., Primevest Financial Services, Inc., Princor Financial, Service Corp., Private Consulting Group, Inc., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Inc., Protected Investors of America, Provident Bank, PTS Brokerage LLC, Purshe Kaplan Sterling Investments, Putnam Retail Management Limited Partnership, Pyramid Funds, Corp., QA3 Financial Corp., Quest Capital Strategies, Inc., Quest Securities, Inc., Questar Capital Corporation, R. Seelaus & Company Inc., R.M. Stark & Co., Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, Inc., RBC Centura Securities, Inc., RBC Dain Rauscher Inc., Regal Securities, Inc., Reliance Securities LLC, Resource Horizons Group LLC, Rhodes Securities, Inc., Rice Pontes Capital, Inc., Ridgeway & Conger, Inc., River City Bank, Riverstone Wealth Management, Inc., RNR Securities LLC, Robert B. Ausdal & Co., Inc., Robert W. Baird & Co. Inc., Robinson & Robinson, Inc., Rogan & Associates, Inc., Rogan, Rosenberg & Associates, Inc., Royal Alliance Associates, Inc., Royal Securities Company, Rydex Distributors, Inc., S.C. Parker & Co., Inc., S.G. Long & Company, Safe Credit Union, Sage, Rutty & Co., Inc., Sammons Securities Company LLC, San Mateo Credit Union, Sanders Morris Harris Group Inc., Saxony Securities, Inc., SCF Securities, Inc., Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Securian Financial Services, Inc., Securities America, Inc., Securities Service Network, Inc., SEI Financial Services, Inc., Sentinel Securities, Inc., Sentra Securities Corp., Shepard & Vrbanac Sec., Inc., Shields & Company, SIG Brokerage, L.P., Sigma Financial Corporation, Signal Securities, Inc., Signator Investors Inc., Signature Bank, Signature Financial Group, Inc., SII Investments, Inc., Sisk Investment Services, Inc., Smith Hayes Financial Services Corp., Sorrento Pacific Financial LLC, Source Capital Group, Inc., South Valley Wealth Management, Southeast Investments, N.C., Inc., Southwest

-------------------------------------------------------------------------------

Securities, Inc., Spectrum Capital, Inc., Spelman & Co., Inc., Spina Financial, Stanford Group Company, Stephen A. Kohn & Associates, Ltd., Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, Inc., Steven L. Falk & Assoc., Inc., Stifel Nicolaus & Co., Inc., Strand Atkinson Williams & York, Inc., Strategic Alliance Corp., Stuart Securities Corp., Summark Financial Services, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Sunset Financial Services, Inc., SunStreet Securities LLC, SunTrust Investment Services, Inc., SWBC Investment Services LLC, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group LLC, Synovus Securities, Inc., T.J. Raney & Sons, Inc., T.S. Phillips Investments, Inc., TD Ameritrade, Inc., Teckmeyer Financial Services LLC, TFS Securities, Inc., The Concord Equity Group LLC, The Huntington Investment Company, The O.N. Equity Sales Company, Thoroughbred Financial Services LLC, Thrasher & Company, Inc., Thrivent Investment Management Inc., Thurston Springer Miller, Herd & Titak, Inc., TimeCapital Securities Corp., Touchstone Financial Group LLC, Tower Square Securities, Inc., Traderight Securities, Inc., Transamerica Financial Advisors, Inc., Triad Advisors, Inc., Trustfirst, Trustmark Securities, Inc., Trustmont Financial Group, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc., UBS Financial Services, Inc., UBS International, Inc., UCB Investment Services, Inc., UMB Financial Services, Inc., Unified Financial Securities, Inc., Union Capital Company, UnionBanc Investment Services, UnionBanc Investment Services LLC, United Bank, United Brokerage Services, Inc., United Community Bank, United Financial Group, Ltd., United Global Securities, Inc., United Heritage Financial Group, United Planners' Financial Services of America A Limited Partner, United Securities Alliance, Inc., Univest Investments, Inc., USA Financial Securities, Corp., USLIFE Equity Sales, UVEST Financial Services Group, Inc., Valmark Securities, Inc., Van Kampen Funds, Inc., Vanderbilt Securities LLC, VBC Securities LLC, Venture Bank, Veritrust Financial LLC, VFinance Investments, Inc., Vision Investment Services, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., W. R. Taylor & Company LLC, Wachovia Securities LSG, Wachovia Securities LLC, Wadsworth Investment Co., Inc., Wall Street Financial Group, Inc., Wallstreet Electronica, Inc., Wamu Investments, Inc., Wasserman & Associates, Inc., Waterstone Financial Group, Inc., Waveland Capital Partners LLC, Wayne Hummer Investments LLC, Webster Bank, Webster Investment Services, Inc., Wedbush Morgan Securities, Inc., Weiss Capital Securities, Inc., Weitzel Financial Services, Inc., Wells Fargo Investments LLC, Wells Fargo Securities LLC, Wellstone Securities LLC, Wesbanco Securities, Inc., Wescom Financial Services, Western International Securities, Inc., Westminster Financial Securities, Inc., WFB Wealth Management Group, WFG Investments, Inc., WFP Securities, Whitney Securities LLC, Wiley Bros.-Aintree Capital LLC, William
C. Burnside & Company, Inc., Wilmington Brokerage Services Company, Woodbury Financial Services, Inc., Woodlands Securities, Corp., Woodmen Financial Services, Inc., Woodstock Financial Group, Inc., Workman Securities, Corp., World Choice Securities, Inc., World Financial Group, Inc., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc., Wunderlich Securities, Inc., XCU Capital Corp., Inc., Zions Direct, Inc., Zions Investment Securities, Inc.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.

The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

6

-------------------------------------------------------------------------------

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

-------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show all classes of Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Value appear in the prospectus, which assumes you select either no optional benefits or all optional benefits.

HARTFORD LIFE INSURANCE COMPANY

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                    $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    384               99               32
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.866          $10.621           $9.734
  Accumulation Unit Value at end of
   period                                    $12.268          $11.866          $10.621
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               38               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.844          $10.612           $9.732
  Accumulation Unit Value at end of
   period                                    $12.233          $11.844          $10.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     92               14                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.801          $10.594           $9.729
  Accumulation Unit Value at end of
   period                                    $12.164          $11.801          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    355              209               93
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.801          $10.594           $9.729
  Accumulation Unit Value at end of
   period                                    $12.164          $11.801          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    355              209               93
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.736          $10.567           $9.724
  Accumulation Unit Value at end of
   period                                    $12.060          $11.736          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     46               42                7
ALLIANCEBERNSTEIN VPS GLOBAL RESEARCH
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.507          $11.962          $10.000
  Accumulation Unit Value at end of
   period                                    $14.910          $13.507          $11.962
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                5                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.462          $11.946          $10.000
  Accumulation Unit Value at end of
   period                                    $14.831          $13.462          $11.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.439          $11.938          $10.000
  Accumulation Unit Value at end of
   period                                    $14.791          $13.439          $11.938
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.395          $11.922          $10.000
  Accumulation Unit Value at end of
   period                                    $14.713          $13.395          $11.922
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               26                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.395          $11.922          $10.000
  Accumulation Unit Value at end of
   period                                    $14.713          $13.395          $11.922
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               26                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.328          $11.899          $10.000
  Accumulation Unit Value at end of
   period                                    $14.596          $13.328          $11.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                4               --

8

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.365               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.517               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.362               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.511               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.360               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.508               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.357               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.502               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.357               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.502               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.353               --               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.493               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                    $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,202              751              142
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.624          $11.020           $9.312
  Accumulation Unit Value at end of
   period                                    $15.165          $14.624          $11.020
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    207              187               75
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.597          $11.011           $9.310
  Accumulation Unit Value at end of
   period                                    $15.122          $14.597          $11.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    306              130               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.544          $10.992           $9.307
  Accumulation Unit Value at end of
   period                                    $15.037          $14.544          $10.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,278            1,036              530
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.544          $10.992           $9.307
  Accumulation Unit Value at end of
   period                                    $15.037          $14.544          $10.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,278            1,036              530
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.464          $10.964           $9.302
  Accumulation Unit Value at end of
   period                                    $14.910          $14.464          $10.964
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    121              117               82
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                    $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    198               91               16

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.809          $10.528           $9.409
  Accumulation Unit Value at end of
   period                                    $11.776          $11.809          $10.528
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               14               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.787          $10.520           $9.408
  Accumulation Unit Value at end of
   period                                    $11.742          $11.787          $10.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               31                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.744          $10.502           $9.405
  Accumulation Unit Value at end of
   period                                    $11.676          $11.744          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    172               76               25
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.744          $10.502           $9.405
  Accumulation Unit Value at end of
   period                                    $11.676          $11.744          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    172               76               25
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.680          $10.476           $9.400
  Accumulation Unit Value at end of
   period                                    $11.577          $11.680          $10.476
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                3                2
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                    $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    686              386               97
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.214          $10.275           $9.623
  Accumulation Unit Value at end of
   period                                    $11.497          $12.214          $10.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    116               97               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.192          $10.267           $9.621
  Accumulation Unit Value at end of
   period                                    $11.464          $12.192          $10.267
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    149               75                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.147          $10.250           $9.618
  Accumulation Unit Value at end of
   period                                    $11.400          $12.147          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    724              570              329
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.147          $10.250           $9.618
  Accumulation Unit Value at end of
   period                                    $11.400          $12.147          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    724              570              329
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.081          $10.224           $9.613
  Accumulation Unit Value at end of
   period                                    $11.303          $12.081          $10.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               61               42
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                    $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,886            1,381              190
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.369          $11.301           $9.559
  Accumulation Unit Value at end of
   period                                    $14.250          $12.369          $11.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    427              350               80
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.346          $11.292           $9.557
  Accumulation Unit Value at end of
   period                                    $14.209          $12.346          $11.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    403              203               20

10

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.301          $11.273           $9.554
  Accumulation Unit Value at end of
   period                                    $14.129          $12.301          $11.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,482            1,920              731
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.301          $11.273           $9.554
  Accumulation Unit Value at end of
   period                                    $14.129          $12.301          $11.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,482            1,920              731
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.233          $11.245           $9.549
  Accumulation Unit Value at end of
   period                                    $14.009          $12.233          $11.245
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    218              181               66
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.642               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.548               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.639               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.543               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.637               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.540               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.635               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.535               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.635               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.535               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.630               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.527               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                    $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    803              422               91
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.204          $10.361           $9.540
  Accumulation Unit Value at end of
   period                                    $12.139          $12.204          $10.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    127              109               59
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.181          $10.352           $9.538
  Accumulation Unit Value at end of
   period                                    $12.104          $12.181          $10.352
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    140               79               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.137          $10.335           $9.535
  Accumulation Unit Value at end of
   period                                    $12.036          $12.137          $10.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    749              574              331
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.137          $10.335           $9.535
  Accumulation Unit Value at end of
   period                                    $12.036          $12.137          $10.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    749              574              331

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.070          $10.309           $9.530
  Accumulation Unit Value at end of
   period                                    $11.934          $12.070          $10.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85               84               42
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                    $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              109               15
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.104          $10.609           $9.550
  Accumulation Unit Value at end of
   period                                    $13.814          $11.104          $10.609
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               21                8
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.084          $10.600           $9.548
  Accumulation Unit Value at end of
   period                                    $13.775          $11.084          $10.600
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               34                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.043          $10.582           $9.545
  Accumulation Unit Value at end of
   period                                    $13.697          $11.043          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    146              128               58
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.043          $10.582           $9.545
  Accumulation Unit Value at end of
   period                                    $13.697          $11.043          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    146              128               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.983          $10.556           $9.540
  Accumulation Unit Value at end of
   period                                    $13.581          $10.983          $10.556
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               18                7
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                    $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    643              399               54
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.317          $11.157           $9.314
  Accumulation Unit Value at end of
   period                                    $13.953          $12.317          $11.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     94               84               24
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.294          $11.148           $9.313
  Accumulation Unit Value at end of
   period                                    $13.913          $12.294          $11.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    111               87                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.249          $11.129           $9.310
  Accumulation Unit Value at end of
   period                                    $13.834          $12.249          $11.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,037              926              348
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.249          $11.129           $9.310
  Accumulation Unit Value at end of
   period                                    $13.834          $12.249          $11.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,037              926              348
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.182          $11.101           $9.305
  Accumulation Unit Value at end of
   period                                    $13.717          $12.182          $11.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               46               30

12

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                    $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               11               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.831          $10.384           $8.950
  Accumulation Unit Value at end of
   period                                    $12.252          $11.831          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.809          $10.375           $8.948
  Accumulation Unit Value at end of
   period                                    $12.217          $11.809          $10.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                5                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.766          $10.358           $8.945
  Accumulation Unit Value at end of
   period                                    $12.148          $11.766          $10.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               35               13
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.766          $10.358           $8.945
  Accumulation Unit Value at end of
   period                                    $12.148          $11.766          $10.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               35               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.701          $10.332           $8.940
  Accumulation Unit Value at end of
   period                                    $12.045          $11.701          $10.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                1
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                     $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    682              468              254
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.074           $4.667           $4.331
  Accumulation Unit Value at end of
   period                                     $5.314           $5.074           $4.667
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     53               52               39
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.180           $1.087           $1.009
  Accumulation Unit Value at end of
   period                                     $1.235           $1.180           $1.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    269              225               33
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.170           $1.079           $1.003
  Accumulation Unit Value at end of
   period                                     $1.222           $1.170           $1.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,805            1,541              589
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.170           $1.079           $1.003
  Accumulation Unit Value at end of
   period                                     $1.222           $1.170           $1.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,805            1,541              589
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.169           $1.082           $1.008
  Accumulation Unit Value at end of
   period                                     $1.217           $1.169           $1.082
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    284              285               44
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                     $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 22,274           14,696            2,914

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.381           $1.250           $1.151
  Accumulation Unit Value at end of
   period                                     $1.469           $1.381           $1.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,240            3,752            1,645
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.870          $10.758           $9.910
  Accumulation Unit Value at end of
   period                                    $12.618          $11.870          $10.758
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    496              320               35
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.247           $1.133           $1.045
  Accumulation Unit Value at end of
   period                                     $1.323           $1.247           $1.133
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 26,273           24,124           12,450
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.247           $1.133           $1.045
  Accumulation Unit Value at end of
   period                                     $1.323           $1.247           $1.133
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 26,273           24,124           12,450
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.155           $1.052           $0.972
  Accumulation Unit Value at end of
   period                                     $1.222           $1.155           $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,878            2,553            1,677
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                     $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,933            3,708              745
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $3.786           $3.202           $2.984
  Accumulation Unit Value at end of
   period                                     $4.025           $3.786           $3.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    979              840              413
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.526           $1.292           $1.205
  Accumulation Unit Value at end of
   period                                     $1.621           $1.526           $1.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,993            1,530              228
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.513           $1.284           $1.199
  Accumulation Unit Value at end of
   period                                     $1.604           $1.513           $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 15,627           11,857            5,079
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.513           $1.284           $1.199
  Accumulation Unit Value at end of
   period                                     $1.604           $1.513           $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 15,627           11,857            5,079
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.512           $1.287           $1.204
  Accumulation Unit Value at end of
   period                                     $1.598           $1.512           $1.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,526            1,369              305
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.418           $1.193           $1.147
  Accumulation Unit Value at end of
   period                                     $1.492           $1.418           $1.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    640              345               76
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.409           $1.188           $1.143
  Accumulation Unit Value at end of
   period                                     $1.480           $1.409           $1.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     63               41               31
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.405           $1.185           $1.142
  Accumulation Unit Value at end of
   period                                     $1.474           $1.405           $1.185
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    122               87               52

14

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.396           $1.180           $1.138
  Accumulation Unit Value at end of
   period                                     $1.462           $1.396           $1.180
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    745              496              294
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.396           $1.180           $1.138
  Accumulation Unit Value at end of
   period                                     $1.462           $1.396           $1.180
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    745              496              294
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.392           $1.180           $1.141
  Accumulation Unit Value at end of
   period                                     $1.453           $1.392           $1.180
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               24               24
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.143           $1.058           $0.937
  Accumulation Unit Value at end of
   period                                     $1.294           $1.143           $1.058
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               17               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.133           $1.051           $0.932
  Accumulation Unit Value at end of
   period                                     $1.281           $1.133           $1.051
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.125           $1.045           $0.927
  Accumulation Unit Value at end of
   period                                     $1.271           $1.125           $1.045
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.115           $1.038           $0.922
  Accumulation Unit Value at end of
   period                                     $1.257           $1.115           $1.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     78               50               38
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.115           $1.038           $0.922
  Accumulation Unit Value at end of
   period                                     $1.257           $1.115           $1.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     78               50               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.114           $1.040           $0.926
  Accumulation Unit Value at end of
   period                                     $1.253           $1.114           $1.040
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD GLOBAL ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.987           $1.855           $1.723
  Accumulation Unit Value at end of
   period                                     $2.279           $1.987           $1.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    147               80               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.969           $1.842           $1.714
  Accumulation Unit Value at end of
   period                                     $2.255           $1.969           $1.842
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               20               14
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.280           $1.199           $1.116
  Accumulation Unit Value at end of
   period                                     $1.464           $1.280           $1.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     62               33                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.269           $1.191           $1.110
  Accumulation Unit Value at end of
   period                                     $1.449           $1.269           $1.191
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    625              478              150
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.269           $1.191           $1.110
  Accumulation Unit Value at end of
   period                                     $1.449           $1.269           $1.191
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    625              478              150

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.268           $1.194           $1.115
  Accumulation Unit Value at end of
   period                                     $1.444           $1.268           $1.194
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                     $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    183               71               27
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.045           $1.824           $1.619
  Accumulation Unit Value at end of
   period                                     $2.512           $2.045           $1.824
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               12               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.576          $10.336           $9.180
  Accumulation Unit Value at end of
   period                                    $14.203          $11.576          $10.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                4               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.002           $1.791           $1.593
  Accumulation Unit Value at end of
   period                                     $2.451           $2.002           $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    360              314              150
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.002           $1.791           $1.593
  Accumulation Unit Value at end of
   period                                     $2.451           $2.002           $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    360              314              150
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.391           $1.249           $1.113
  Accumulation Unit Value at end of
   period                                     $1.699           $1.391           $1.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    117              109               57
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                     $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    677              394               86
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.303           $1.268           $1.129
  Accumulation Unit Value at end of
   period                                     $1.494           $1.303           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96               65               92
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.297           $1.264           $1.126
  Accumulation Unit Value at end of
   period                                     $1.486           $1.297           $1.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    281              236               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.286           $1.255           $1.119
  Accumulation Unit Value at end of
   period                                     $1.470           $1.286           $1.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,246            1,053              564
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.286           $1.255           $1.119
  Accumulation Unit Value at end of
   period                                     $1.470           $1.286           $1.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,246            1,053              564
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.285           $1.258           $1.125
  Accumulation Unit Value at end of
   period                                     $1.465           $1.285           $1.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               28               19

16

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                     $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,148            1,296              136
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.565           $1.422           $1.142
  Accumulation Unit Value at end of
   period                                     $1.993           $1.565           $1.422
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    316              272              189
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.063          $14.611          $11.742
  Accumulation Unit Value at end of
   period                                    $20.435          $16.063          $14.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     74               46                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.544           $1.408           $1.133
  Accumulation Unit Value at end of
   period                                     $1.961           $1.544           $1.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,291            2,588            1,067
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.544           $1.408           $1.133
  Accumulation Unit Value at end of
   period                                     $1.961           $1.544           $1.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,291            2,588            1,067
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.585           $1.449           $1.168
  Accumulation Unit Value at end of
   period                                     $2.006           $1.585           $1.449
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    506              395               75
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                     $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,866              832              222
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.378           $1.262           $1.214
  Accumulation Unit Value at end of
   period                                     $1.391           $1.378           $1.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    160              129               58
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.836          $10.851          $10.443
  Accumulation Unit Value at end of
   period                                    $11.937          $11.836          $10.851
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               13                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.348           $1.239           $1.194
  Accumulation Unit Value at end of
   period                                     $1.357           $1.348           $1.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,661            1,710              694
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.348           $1.239           $1.194
  Accumulation Unit Value at end of
   period                                     $1.357           $1.348           $1.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,661            1,710              694
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.348           $1.242           $1.199
  Accumulation Unit Value at end of
   period                                     $1.353           $1.348           $1.242
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    254              218              105
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                     $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    134               65               20

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.225           $4.608           $4.297
  Accumulation Unit Value at end of
   period                                     $5.399           $5.225           $4.608
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               14               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.145           $1.011           $0.943
  Accumulation Unit Value at end of
   period                                     $1.182           $1.145           $1.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     92               78               37
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.135           $1.004           $0.938
  Accumulation Unit Value at end of
   period                                     $1.169           $1.135           $1.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    741              608              402
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.135           $1.004           $0.938
  Accumulation Unit Value at end of
   period                                     $1.169           $1.135           $1.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    741              608              402
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.134           $1.006           $0.942
  Accumulation Unit Value at end of
   period                                     $1.165           $1.134           $1.006
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96              103               79
HARTFORD INTERNATIONAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.616           $1.324           $1.153
  Accumulation Unit Value at end of
   period                                     $1.971           $1.616           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,080            1,032              277
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.602           $1.315           $1.147
  Accumulation Unit Value at end of
   period                                     $1.950           $1.602           $1.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              308              166
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.591           $1.307           $1.141
  Accumulation Unit Value at end of
   period                                     $1.935           $1.591           $1.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    611              288               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.577           $1.298           $1.135
  Accumulation Unit Value at end of
   period                                     $1.914           $1.577           $1.298
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,352            2,261              891
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.577           $1.298           $1.135
  Accumulation Unit Value at end of
   period                                     $1.914           $1.577           $1.298
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,352            2,261              891
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.577           $1.301           $1.140
  Accumulation Unit Value at end of
   period                                     $1.907           $1.577           $1.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              271               68
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                     $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,854            2,023              385
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.493           $2.039           $1.752
  Accumulation Unit Value at end of
   period                                     $3.120           $2.493           $2.039
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    517              488              221
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.387           $1.136           $0.976
  Accumulation Unit Value at end of
   period                                     $1.734           $1.387           $1.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,078              699               84

18

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.375           $1.128           $0.971
  Accumulation Unit Value at end of
   period                                     $1.716           $1.375           $1.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,382            5,163            2,732
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.375           $1.128           $0.971
  Accumulation Unit Value at end of
   period                                     $1.716           $1.375           $1.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,382            5,163            2,732
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.375           $1.131           $0.975
  Accumulation Unit Value at end of
   period                                     $1.710           $1.375           $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    593              596              463
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.247           $1.765           $1.498
  Accumulation Unit Value at end of
   period                                     $2.411           $2.247           $1.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    784              355               46
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.227           $1.753           $1.490
  Accumulation Unit Value at end of
   period                                     $2.385           $2.227           $1.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    107               90               19
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $2.212           $1.743           $1.482
  Accumulation Unit Value at end of
   period                                     $2.366           $2.212           $1.743
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    227               92               29
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.193           $1.731           $1.474
  Accumulation Unit Value at end of
   period                                     $2.341           $2.193           $1.731
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    785              585              209
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.193           $1.731           $1.474
  Accumulation Unit Value at end of
   period                                     $2.341           $2.193           $1.731
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    785              585              209
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.192           $1.736           $1.481
  Accumulation Unit Value at end of
   period                                     $2.333           $2.192           $1.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               30               12
HARTFORD LARGECAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.526               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.804               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.523               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.799               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.522               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.796               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.519               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.791               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.519               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.791               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.515               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.783               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD MIDCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.510               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.785               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.507               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.780               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.506               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.777               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.503               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.772               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.503               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.772               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.499               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.764               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                     $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,639            2,397              901
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.931           $1.878           $1.861
  Accumulation Unit Value at end of
   period                                     $1.991           $1.931           $1.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    314              343               95
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.041           $1.014           $1.005
  Accumulation Unit Value at end of
   period                                     $1.072           $1.041           $1.014
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,967              703              418
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.088           $1.061           $1.054
  Accumulation Unit Value at end of
   period                                     $1.118           $1.088           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,333            2,428            1,390
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.088           $1.061           $1.054
  Accumulation Unit Value at end of
   period                                     $1.118           $1.088           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,333            2,428            1,390
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.016           $0.994           $0.989
  Accumulation Unit Value at end of
   period                                     $1.041           $1.016           $0.994
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    945              414              179

20

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.903           $2.818           $2.811
  Accumulation Unit Value at end of
   period                                     $2.954           $2.903           $2.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    125               76                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.878           $2.799           $2.795
  Accumulation Unit Value at end of
   period                                     $2.922           $2.878           $2.799
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                8                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.315           $1.280           $1.279
  Accumulation Unit Value at end of
   period                                     $1.334           $1.315           $1.280
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               35               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.303           $1.271           $1.272
  Accumulation Unit Value at end of
   period                                     $1.319           $1.303           $1.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    307              247              135
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.303           $1.271           $1.272
  Accumulation Unit Value at end of
   period                                     $1.319           $1.303           $1.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    307              247              135
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.303           $1.275           $1.278
  Accumulation Unit Value at end of
   period                                     $1.315           $1.303           $1.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               39
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.515           $2.463               --
  Accumulation Unit Value at end of
   period                                     $2.828           $2.515               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    891               44               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.493           $2.444               --
  Accumulation Unit Value at end of
   period                                     $2.797           $2.493               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               27               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.748           $1.714               --
  Accumulation Unit Value at end of
   period                                     $1.959           $1.748               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    269                5               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.733           $1.701               --
  Accumulation Unit Value at end of
   period                                     $1.938           $1.733               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    697               58               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.733           $1.701               --
  Accumulation Unit Value at end of
   period                                     $1.938           $1.733               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    697               58               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.391           $1.368               --
  Accumulation Unit Value at end of
   period                                     $1.551           $1.391               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               --               --
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                     $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,345              833              300

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.391           $1.325           $1.133
  Accumulation Unit Value at end of
   period                                     $1.341           $1.391           $1.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    145              150               58
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.059          $13.410          $11.474
  Accumulation Unit Value at end of
   period                                    $13.541          $14.059          $13.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.373           $1.312           $1.124
  Accumulation Unit Value at end of
   period                                     $1.320           $1.373           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,625            1,417            1,101
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.373           $1.312           $1.124
  Accumulation Unit Value at end of
   period                                     $1.320           $1.373           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,625            1,417            1,101
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.409           $1.350           $1.159
  Accumulation Unit Value at end of
   period                                     $1.350           $1.409           $1.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    155               99               91
HARTFORD SMALLCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.324               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.109               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.322               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.104               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.320               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.101               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.318               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.096               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.318               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.096               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.314               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.088               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                     $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    286              169               51
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.515           $5.785           $5.183
  Accumulation Unit Value at end of
   period                                     $6.776           $6.515           $5.785
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     98               82               60
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.100           $0.978           $0.877
  Accumulation Unit Value at end of
   period                                     $1.143           $1.100           $0.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    365              276              151

22

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.090           $0.971           $0.872
  Accumulation Unit Value at end of
   period                                     $1.131           $1.090           $0.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,927            1,773              646
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.090           $0.971           $0.872
  Accumulation Unit Value at end of
   period                                     $1.131           $1.090           $0.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,927            1,773              646
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.090           $0.974           $0.876
  Accumulation Unit Value at end of
   period                                     $1.127           $1.090           $0.974
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              102               47
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                     $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 12,395            6,762            1,443
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $3.146           $3.056           $3.049
  Accumulation Unit Value at end of
   period                                     $3.234           $3.146           $3.056
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,952            1,609              766
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.445          $13.075          $13.053
  Accumulation Unit Value at end of
   period                                    $13.808          $13.445          $13.075
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    437              223               35
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.407           $1.371           $1.370
  Accumulation Unit Value at end of
   period                                     $1.442           $1.407           $1.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 27,554           21,004           10,572
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.407           $1.371           $1.370
  Accumulation Unit Value at end of
   period                                     $1.442           $1.407           $1.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 27,554           21,004           10,572
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.489           $1.456           $1.458
  Accumulation Unit Value at end of
   period                                     $1.522           $1.489           $1.456
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,013            1,586              834
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                     $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 18,579            9,068            1,727
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.095           $1.072           $1.075
  Accumulation Unit Value at end of
   period                                     $1.123           $1.095           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,346            1,747              690
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.091           $1.069           $1.072
  Accumulation Unit Value at end of
   period                                     $1.117           $1.091           $1.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,285            1,438              143
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.081           $1.061           $1.066
  Accumulation Unit Value at end of
   period                                     $1.105           $1.081           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 18,961           13,122            6,010
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.081           $1.061           $1.066
  Accumulation Unit Value at end of
   period                                     $1.105           $1.081           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 18,961           13,122            6,010

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.081           $1.064           $1.071
  Accumulation Unit Value at end of
   period                                     $1.101           $1.081           $1.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,610            1,268              693
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                     $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,425              167               81
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.325           $1.107           $1.031
  Accumulation Unit Value at end of
   period                                     $1.418           $1.325           $1.107
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101               27               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.316           $1.101           $1.026
  Accumulation Unit Value at end of
   period                                     $1.407           $1.316           $1.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    527               33               24
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.304           $1.093           $1.020
  Accumulation Unit Value at end of
   period                                     $1.392           $1.304           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,342              789              421
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.304           $1.093           $1.020
  Accumulation Unit Value at end of
   period                                     $1.392           $1.304           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,342              789              421
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.304           $1.096           $1.025
  Accumulation Unit Value at end of
   period                                     $1.387           $1.304           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    154              126                3
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.622           $1.385           $1.237
  Accumulation Unit Value at end of
   period                                     $1.496           $1.622           $1.385
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    910              480              135
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.608           $1.375           $1.230
  Accumulation Unit Value at end of
   period                                     $1.480           $1.608           $1.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    171              159               92
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $18.244          $15.622          $13.976
  Accumulation Unit Value at end of
   period                                    $16.774          $18.244          $15.622
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27                6                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.587           $1.362           $1.220
  Accumulation Unit Value at end of
   period                                     $1.456           $1.587           $1.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,848            1,769              650
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.587           $1.362           $1.220
  Accumulation Unit Value at end of
   period                                     $1.456           $1.587           $1.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,848            1,769              650
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.628           $1.401           $1.258
  Accumulation Unit Value at end of
   period                                     $1.490           $1.628           $1.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    334              289              167

24

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                    $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     91               51               10
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.845          $10.520           $9.505
  Accumulation Unit Value at end of
   period                                    $12.416          $11.845          $10.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               15                6
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.823          $10.511           $9.503
  Accumulation Unit Value at end of
   period                                    $12.381          $11.823          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               13                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.780          $10.493           $9.500
  Accumulation Unit Value at end of
   period                                    $12.311          $11.780          $10.493
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     53               46               24
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.780          $10.493           $9.500
  Accumulation Unit Value at end of
   period                                    $12.311          $11.780          $10.493
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     53               46               24
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.715          $10.467           $9.495
  Accumulation Unit Value at end of
   period                                    $12.206          $11.715          $10.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               13                4
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                    $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               34                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.469          $10.194           $9.638
  Accumulation Unit Value at end of
   period                                    $11.620          $11.469          $10.194
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.448          $10.185           $9.637
  Accumulation Unit Value at end of
   period                                    $11.588          $11.448          $10.185
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                6                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.406          $10.168           $9.633
  Accumulation Unit Value at end of
   period                                    $11.522          $11.406          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142               85               33
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.406          $10.168           $9.633
  Accumulation Unit Value at end of
   period                                    $11.522          $11.406          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142               85               33
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.343          $10.142           $9.628
  Accumulation Unit Value at end of
   period                                    $11.424          $11.343          $10.142
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                    $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    283              114               10

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.662           $9.930           $9.557
  Accumulation Unit Value at end of
   period                                    $11.120          $10.662           $9.930
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               12                8
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.643           $9.921           $9.556
  Accumulation Unit Value at end of
   period                                    $11.088          $10.643           $9.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               12                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.604           $9.905           $9.552
  Accumulation Unit Value at end of
   period                                    $11.026          $10.604           $9.905
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    395              211               52
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.604           $9.905           $9.552
  Accumulation Unit Value at end of
   period                                    $11.026          $10.604           $9.905
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    395              211               52
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.545           $9.880           $9.547
  Accumulation Unit Value at end of
   period                                    $10.932          $10.545           $9.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               26               16
LORD ABBETT GROWTH AND INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                    $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,421              600               30
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.727          $10.181           $9.580
  Accumulation Unit Value at end of
   period                                    $11.914          $11.727          $10.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    146              124               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.705          $10.173           $9.578
  Accumulation Unit Value at end of
   period                                    $11.880          $11.705          $10.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    253              149               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.662          $10.156           $9.575
  Accumulation Unit Value at end of
   period                                    $11.813          $11.662          $10.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    898              651              166
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.662          $10.156           $9.575
  Accumulation Unit Value at end of
   period                                    $11.813          $11.662          $10.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    898              651              166
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.598          $10.130           $9.570
  Accumulation Unit Value at end of
   period                                    $11.713          $11.598          $10.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               95                9
LORD ABBETT LARGE-CAP CORE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                    $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               28                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.719          $10.567          $10.000
  Accumulation Unit Value at end of
   period                                    $12.739          $11.719          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               12                8
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.700          $10.560          $10.000
  Accumulation Unit Value at end of
   period                                    $12.705          $11.700          $10.560
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15                3               --

26

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.661          $10.546          $10.000
  Accumulation Unit Value at end of
   period                                    $12.637          $11.661          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               16                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.661          $10.546          $10.000
  Accumulation Unit Value at end of
   period                                    $12.637          $11.661          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               16                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.603          $10.525          $10.000
  Accumulation Unit Value at end of
   period                                    $12.537          $11.603          $10.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
OPPENHEIMER CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                    $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    539              254               44
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.118          $10.512           $9.693
  Accumulation Unit Value at end of
   period                                    $12.433          $11.118          $10.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               68               39
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.097          $10.504           $9.691
  Accumulation Unit Value at end of
   period                                    $12.398          $11.097          $10.504
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    105               57                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.057          $10.486           $9.688
  Accumulation Unit Value at end of
   period                                    $12.328          $11.057          $10.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    512              401              190
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.057          $10.486           $9.688
  Accumulation Unit Value at end of
   period                                    $12.328          $11.057          $10.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    512              401              190
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.996          $10.460           $9.683
  Accumulation Unit Value at end of
   period                                    $12.223          $10.996          $10.460
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               44               20
OPPENHEIMER GLOBAL SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                    $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,829              771               42
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.171          $11.426           $9.604
  Accumulation Unit Value at end of
   period                                    $13.723          $13.171          $11.426
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    207              173               44
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.147          $11.417           $9.602
  Accumulation Unit Value at end of
   period                                    $13.684          $13.147          $11.417
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    274              159                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.098          $11.397           $9.599
  Accumulation Unit Value at end of
   period                                    $13.606          $13.098          $11.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,106              927              219
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.098          $11.397           $9.599
  Accumulation Unit Value at end of
   period                                    $13.606          $13.098          $11.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,106              927              219

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.026          $11.369           $9.594
  Accumulation Unit Value at end of
   period                                    $13.491          $13.026          $11.369
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    118               90               18
OPPENHEIMER MAIN STREET FUND(R)
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                    $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               56                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.714          $10.393           $9.589
  Accumulation Unit Value at end of
   period                                    $11.982          $11.714          $10.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                6                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.692          $10.384           $9.587
  Accumulation Unit Value at end of
   period                                    $11.948          $11.692          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               21                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.649          $10.366           $9.584
  Accumulation Unit Value at end of
   period                                    $11.881          $11.649          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    267              188               54
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.649          $10.366           $9.584
  Accumulation Unit Value at end of
   period                                    $11.881          $11.649          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    267              188               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.585          $10.340           $9.579
  Accumulation Unit Value at end of
   period                                    $11.780          $11.585          $10.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               12
OPPENHEIMER MAIN STREET SMALL CAP
 FUND(R)
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                    $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    767              425               69
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.247          $10.875           $9.297
  Accumulation Unit Value at end of
   period                                    $11.861          $12.247          $10.875
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    135              111               38
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.224          $10.866           $9.295
  Accumulation Unit Value at end of
   period                                    $11.827          $12.224          $10.866
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158               84                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.179          $10.848           $9.292
  Accumulation Unit Value at end of
   period                                    $11.760          $12.179          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    841              670              253
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.179          $10.848           $9.292
  Accumulation Unit Value at end of
   period                                    $11.760          $12.179          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    841              670              253
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.113          $10.821           $9.287
  Accumulation Unit Value at end of
   period                                    $11.661          $12.113          $10.821
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     68               57               34

28

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
OPPENHEIMER MIDCAP FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                    $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               15                4
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.127          $11.031           $9.480
  Accumulation Unit Value at end of
   period                                    $11.588          $11.127          $11.031
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.106          $11.022           $9.478
  Accumulation Unit Value at end of
   period                                    $11.555          $11.106          $11.022
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.065          $11.003           $9.475
  Accumulation Unit Value at end of
   period                                    $11.490          $11.065          $11.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               21                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.065          $11.003           $9.475
  Accumulation Unit Value at end of
   period                                    $11.490          $11.065          $11.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               21                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.975           $9.470
  Accumulation Unit Value at end of
   period                                    $11.392          $11.005          $10.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                1                2
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                    $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    228              114               15
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.802          $13.221          $13.029
  Accumulation Unit Value at end of
   period                                    $14.116          $13.802          $13.221
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               11               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.060          $13.481          $13.295
  Accumulation Unit Value at end of
   period                                    $14.366          $14.060          $13.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45                5                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.285          $16.607          $16.399
  Accumulation Unit Value at end of
   period                                    $17.625          $17.285          $16.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    121              105               28
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.285          $16.607          $16.399
  Accumulation Unit Value at end of
   period                                    $17.625          $17.285          $16.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    121              105               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.716          $13.218          $13.078
  Accumulation Unit Value at end of
   period                                    $13.944          $13.716          $13.218
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     59               14                9
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                    $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                4               --

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.004           $9.927           $9.340
  Accumulation Unit Value at end of
   period                                    $11.125          $11.004           $9.927
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                4                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.462          $10.351           $9.744
  Accumulation Unit Value at end of
   period                                    $11.576          $11.462          $10.351
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $35.656          $32.264          $30.415
  Accumulation Unit Value at end of
   period                                    $35.941          $35.656          $32.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               12                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $35.656          $32.264          $30.415
  Accumulation Unit Value at end of
   period                                    $35.941          $35.656          $32.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               12                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.181          $10.148           $9.585
  Accumulation Unit Value at end of
   period                                    $11.237          $11.181          $10.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10                5
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                    $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.034          $12.327          $11.482
  Accumulation Unit Value at end of
   period                                    $12.951          $14.034          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.454          $10.950          $10.206
  Accumulation Unit Value at end of
   period                                    $11.481          $12.454          $10.950
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $56.552          $49.825          $46.499
  Accumulation Unit Value at end of
   period                                    $52.033          $56.552          $49.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                8                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $56.552          $49.825          $46.499
  Accumulation Unit Value at end of
   period                                    $52.033          $56.552          $49.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                8                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.149          $10.736          $10.039
  Accumulation Unit Value at end of
   period                                    $11.145          $12.149          $10.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               10                1
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                    $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    375              241               53
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.328           $8.233           $7.231
  Accumulation Unit Value at end of
   period                                    $10.992          $10.328           $8.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    177              161               79
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.875          $10.274           $9.029
  Accumulation Unit Value at end of
   period                                    $13.690          $12.875          $10.274
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              106               15

30

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $23.478          $18.773          $16.520
  Accumulation Unit Value at end of
   period                                    $24.914          $23.478          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    371              350              205
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.478          $18.773          $16.520
  Accumulation Unit Value at end of
   period                                    $24.914          $23.478          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    371              350              205
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.560          $10.073           $8.882
  Accumulation Unit Value at end of
   period                                    $13.288          $12.560          $10.073
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               75               51
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.864               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.748               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.861               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.743               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.860               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.740               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.857               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.735               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.857               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.735               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.853               --               --  (a)
  Accumulation Unit Value at end of
   period                                     $9.726               --               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                    $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    341               25               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.509           $6.711           $5.958
  Accumulation Unit Value at end of
   period                                     $6.994           $7.509           $6.711
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19                6                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.087           $7.235           $6.428
  Accumulation Unit Value at end of
   period                                     $7.525           $8.087           $7.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    109               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.638           $9.535           $8.483
  Accumulation Unit Value at end of
   period                                     $9.879          $10.638           $9.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    201               26                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.638           $9.535           $8.483
  Accumulation Unit Value at end of
   period                                     $9.879          $10.638           $9.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    201               26                4

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.890           $7.093           $6.323
  Accumulation Unit Value at end of
   period                                     $7.304           $7.890           $7.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               21               10
PUTNAM VT NEW VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.580          $18.901          $17.431
  Accumulation Unit Value at end of
   period                                    $20.199          $21.580          $18.901
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               17                1
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.821          $17.395          $16.064
  Accumulation Unit Value at end of
   period                                    $18.516          $19.821          $17.395
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               32               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.321          $14.338          $13.249
  Accumulation Unit Value at end of
   period                                    $15.231          $16.321          $14.338
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               13                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.108          $18.581          $17.193
  Accumulation Unit Value at end of
   period                                    $19.659          $21.108          $18.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               57                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.108          $18.581          $17.193
  Accumulation Unit Value at end of
   period                                    $19.659          $21.108          $18.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               57                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.921          $14.057          $13.033
  Accumulation Unit Value at end of
   period                                    $14.784          $15.921          $14.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               15               11
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                    $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    242              149               20
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $24.301          $21.094          $18.527
  Accumulation Unit Value at end of
   period                                    $20.832          $24.301          $21.094
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               43               14
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $23.195          $20.154          $17.713
  Accumulation Unit Value at end of
   period                                    $19.863          $23.195          $20.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     66               45                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $25.627          $22.312          $19.636
  Accumulation Unit Value at end of
   period                                    $21.902          $25.627          $22.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    284              251               99
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $25.627          $22.312          $19.636
  Accumulation Unit Value at end of
   period                                    $21.902          $25.627          $22.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    284              251               99
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.627          $19.760          $17.424
  Accumulation Unit Value at end of
   period                                    $19.281          $22.627          $19.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     50               44               23

32

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
-------------------------------------------------------------------------------------------
PUTNAM VT THE GEORGE PUTNAM FUND OF
 BOSTON
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                    $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27                8               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.090          $12.818          $12.311
  Accumulation Unit Value at end of
   period                                    $13.971          $14.090          $12.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.801          $11.657          $11.203
  Accumulation Unit Value at end of
   period                                    $12.680          $12.801          $11.657
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               16                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.073          $11.929          $11.480
  Accumulation Unit Value at end of
   period                                    $12.924          $13.073          $11.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               17                8
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.073          $11.929          $11.480
  Accumulation Unit Value at end of
   period                                    $12.924          $13.073          $11.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               17                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.487          $11.428          $11.020
  Accumulation Unit Value at end of
   period                                    $12.307          $12.487          $11.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                9                2
PUTNAM VT VISTA FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.980          $15.398          $13.196
  Accumulation Unit Value at end of
   period                                    $16.325          $15.980          $15.398
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                4                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.621           $5.428           $4.658
  Accumulation Unit Value at end of
   period                                     $5.732           $5.621           $5.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.601           $6.379           $5.478
  Accumulation Unit Value at end of
   period                                     $6.723           $6.601           $6.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.631          $15.137          $13.016
  Accumulation Unit Value at end of
   period                                    $15.889          $15.631          $15.137
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.631          $15.137          $13.016
  Accumulation Unit Value at end of
   period                                    $15.889          $15.631          $15.137
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.439           $6.255           $5.389
  Accumulation Unit Value at end of
   period                                     $6.526           $6.439           $6.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               17
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                    $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2               --               --

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.458           $5.271           $4.682
  Accumulation Unit Value at end of
   period                                     $5.657           $5.458           $5.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.760           $6.535           $5.809
  Accumulation Unit Value at end of
   period                                     $6.999           $6.760           $6.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $52.728          $51.072          $45.459
  Accumulation Unit Value at end of
   period                                    $54.483          $52.728          $51.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $52.728          $51.072          $45.459
  Accumulation Unit Value at end of
   period                                    $54.483          $52.728          $51.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.595           $6.407           $5.714
  Accumulation Unit Value at end of
   period                                     $6.794           $6.595           $6.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               20                9
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                    $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168               75               13
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.210          $12.032           $9.029
  Accumulation Unit Value at end of
   period                                    $22.363          $16.210          $12.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               10                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.180          $12.022           $9.027
  Accumulation Unit Value at end of
   period                                    $22.299          $16.180          $12.022
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               20                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.121          $12.002           $9.024
  Accumulation Unit Value at end of
   period                                    $22.173          $16.121          $12.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    224              152               25
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.121          $12.002           $9.024
  Accumulation Unit Value at end of
   period                                    $22.173          $16.121          $12.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    224              152               25
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.032          $11.972           $9.020
  Accumulation Unit Value at end of
   period                                    $21.986          $16.032          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               16                6
VAN KAMPEN -- UIF MID CAP GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                    $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96               29                6
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.554          $11.712           $9.491
  Accumulation Unit Value at end of
   period                                    $15.119          $12.554          $11.712
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                4                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.531          $11.703           $9.489
  Accumulation Unit Value at end of
   period                                    $15.076          $12.531          $11.703
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               12                2

34

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.485          $11.683           $9.486
  Accumulation Unit Value at end of
   period                                    $14.991          $12.485          $11.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               54               28
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.485          $11.683           $9.486
  Accumulation Unit Value at end of
   period                                    $14.991          $12.485          $11.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               54               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.417          $11.654           $9.481
  Accumulation Unit Value at end of
   period                                    $14.864          $12.417          $11.654
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                2               --
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                    $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               31                1
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.905          $10.893           $9.627
  Accumulation Unit Value at end of
   period                                    $13.656          $12.905          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               25                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.881          $10.884           $9.625
  Accumulation Unit Value at end of
   period                                    $13.617          $12.881          $10.884
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                4                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.834          $10.865           $9.622
  Accumulation Unit Value at end of
   period                                    $13.540          $12.834          $10.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               62               11
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.834          $10.865           $9.622
  Accumulation Unit Value at end of
   period                                    $13.540          $12.834          $10.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               62               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.763          $10.838           $9.617
  Accumulation Unit Value at end of
   period                                    $13.425          $12.763          $10.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                2                2
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                    $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    466              298               65
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.797          $14.737          $14.008
  Accumulation Unit Value at end of
   period                                    $16.113          $16.797          $14.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     88               74               34
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.735          $14.698          $13.980
  Accumulation Unit Value at end of
   period                                    $16.038          $16.735          $14.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    105               77               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.613          $14.620          $13.924
  Accumulation Unit Value at end of
   period                                    $15.889          $16.613          $14.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    748              614              347
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.613          $14.620          $13.924
  Accumulation Unit Value at end of
   period                                    $15.889          $16.613          $14.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    748              614              347

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.447          $14.517          $13.854
  Accumulation Unit Value at end of
   period                                    $15.683          $16.447          $14.517
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     70               64               46
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                    $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    270               67               13
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.772          $14.724          $13.481
  Accumulation Unit Value at end of
   period                                    $16.888          $16.772          $14.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               56                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.710          $14.685          $13.454
  Accumulation Unit Value at end of
   period                                    $16.809          $16.710          $14.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               30                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.563          $14.585          $13.380
  Accumulation Unit Value at end of
   period                                    $16.628          $16.563          $14.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    246              202              104
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.563          $14.585          $13.380
  Accumulation Unit Value at end of
   period                                    $16.628          $16.563          $14.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    246              202              104
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.380          $14.467          $13.299
  Accumulation Unit Value at end of
   period                                    $16.395          $16.380          $14.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20                7                5
EVERGREEN VA BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.021           $0.945           $0.887
  Accumulation Unit Value at end of
   period                                     $1.072           $1.021           $0.945
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168               14                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.009           $0.935           $0.880
  Accumulation Unit Value at end of
   period                                     $1.057           $1.009           $0.935
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    109               72               76
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.006           $0.933           $0.879
  Accumulation Unit Value at end of
   period                                     $1.053           $1.006           $0.933
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $0.995           $0.925           $0.872
  Accumulation Unit Value at end of
   period                                     $1.040           $0.995           $0.925
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               53               29
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.995           $0.925           $0.872
  Accumulation Unit Value at end of
   period                                     $1.040           $0.995           $0.925
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               53               29
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.997           $0.930           $0.878
  Accumulation Unit Value at end of
   period                                     $1.038           $0.997           $0.930
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

36

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.352           $1.220           $1.114
  Accumulation Unit Value at end of
   period                                     $1.441           $1.352           $1.220
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30                5               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.344           $1.215           $1.111
  Accumulation Unit Value at end of
   period                                     $1.430           $1.344           $1.215
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.269           $1.148           $1.050
  Accumulation Unit Value at end of
   period                                     $1.348           $1.269           $1.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6               24               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.332           $1.207           $1.106
  Accumulation Unit Value at end of
   period                                     $1.412           $1.332           $1.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.332           $1.207           $1.106
  Accumulation Unit Value at end of
   period                                     $1.412           $1.332           $1.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.257           $1.143           $1.049
  Accumulation Unit Value at end of
   period                                     $1.329           $1.257           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               23               23
EVERGREEN VA GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.021           $0.935           $0.804
  Accumulation Unit Value at end of
   period                                     $1.116           $1.021           $0.935
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,064              801              130
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.009           $0.925           $0.797
  Accumulation Unit Value at end of
   period                                     $1.101           $1.009           $0.925
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    294              279              123
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.006           $0.924           $0.796
  Accumulation Unit Value at end of
   period                                     $1.096           $1.006           $0.924
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    233              155               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $0.996           $0.916           $0.790
  Accumulation Unit Value at end of
   period                                     $1.083           $0.996           $0.916
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,020            1,047              609
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.996           $0.916           $0.790
  Accumulation Unit Value at end of
   period                                     $1.083           $0.996           $0.916
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,020            1,047              609
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.997           $0.920           $0.795
  Accumulation Unit Value at end of
   period                                     $1.081           $0.997           $0.920
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     90              103               80
EVERGREEN VA INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.222           $1.008           $0.867
  Accumulation Unit Value at end of
   period                                     $1.383           $1.222           $1.008
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    410              117                9

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.208           $0.999           $0.859
  Accumulation Unit Value at end of
   period                                     $1.364           $1.208           $0.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               15               16
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.204           $0.997           $0.858
  Accumulation Unit Value at end of
   period                                     $1.359           $1.204           $0.997
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     84               21               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.192           $0.988           $0.852
  Accumulation Unit Value at end of
   period                                     $1.342           $1.192           $0.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    344              247               83
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.192           $0.988           $0.852
  Accumulation Unit Value at end of
   period                                     $1.342           $1.192           $0.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    344              247               83
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.193           $0.992           $0.857
  Accumulation Unit Value at end of
   period                                     $1.340           $1.193           $0.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               14               14
EVERGREEN VA OMEGA FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $0.653           $0.626           $0.556
  Accumulation Unit Value at end of
   period                                     $0.719           $0.653           $0.626
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $0.645           $0.620           $0.551
  Accumulation Unit Value at end of
   period                                     $0.709           $0.645           $0.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $0.643           $0.618           $0.551
  Accumulation Unit Value at end of
   period                                     $0.707           $0.643           $0.618
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $0.636           $0.613           $0.547
  Accumulation Unit Value at end of
   period                                     $0.698           $0.636           $0.613
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               41               20
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.636           $0.613           $0.547
  Accumulation Unit Value at end of
   period                                     $0.698           $0.636           $0.613
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               41               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $0.637           $0.616           $0.550
  Accumulation Unit Value at end of
   period                                     $0.697           $0.637           $0.616
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
EVERGREEN VA SPECIAL VALUES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.101           $1.756           $1.532
  Accumulation Unit Value at end of
   period                                     $1.912           $2.101           $1.756
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,190              698               99
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.622           $1.358           $1.187
  Accumulation Unit Value at end of
   period                                     $1.473           $1.622           $1.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    231              198               91
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.617           $1.356           $1.185
  Accumulation Unit Value at end of
   period                                     $1.467           $1.617           $1.356
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    342              172               59

38

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.600           $1.344           $1.177
  Accumulation Unit Value at end of
   period                                     $1.449           $1.600           $1.344
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,027            1,814              978
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.600           $1.344           $1.177
  Accumulation Unit Value at end of
   period                                     $1.449           $1.600           $1.344
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,027            1,814              978
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.602           $1.350           $1.184
  Accumulation Unit Value at end of
   period                                     $1.446           $1.602           $1.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     88              106               83

(a)  Inception date November 12, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT THREE AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Three (the "Account"), as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account Three as of December 31, 2007, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED          ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY        VP GLOBAL RESEARCH        VP INTERNATIONAL
                                       PORTFOLIO            GROWTH PORTFOLIO         VALUE PORTFOLIO
                                      SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                      --                        --
   Class II                                     --                      --                        --
   Class X                                      --                      --                        --
   Class Y                                      --                      --                        --
   Class 1                                      --                      --                        --
   Class 2                                      --                      --                        --
   Other                                 3,317,612                 185,168                 6,191,585
                                     =============            ============            ==============
  Cost:
   Class I                                      --                      --                        --
   Class II                                     --                      --                        --
   Class X                                      --                      --                        --
   Class Y                                      --                      --                        --
   Class 1                                      --                      --                        --
   Class 2                                      --                      --                        --
   Other                               $40,834,276              $2,486,402              $135,512,151
                                     =============            ============            ==============
  Market Value:
   Class I                                      --                      --                        --
   Class II                                     --                      --                        --
   Class X                                      --                      --                        --
   Class Y                                      --                      --                        --
   Class 1                                      --                      --                        --
   Class 2                                      --                      --                        --
   Other                               $43,029,423              $2,727,525              $154,046,640
 Due from Hartford Life
  Insurance Company                        120,584                   1,915                   375,648
 Receivable from fund shares
  sold                                          --                      --                        --
 Other assets                                   --                      --                         1
                                     -------------            ------------            --------------
 Total Assets                           43,150,007               2,729,440               154,422,289
                                     -------------            ------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                      --                        --
 Payable for fund shares
  purchased                                120,584                   1,915                   375,648
 Other liabilities                              --                      --                        --
                                     -------------            ------------            --------------
 Total Liabilities                         120,584                   1,915                   375,648
                                     -------------            ------------            --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $43,029,423              $2,727,525              $154,046,641
                                     =============            ============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN                               ALLIANCEBERNSTEIN        AMERICAN FUNDS
                                  VP SMALL/MID CAP         ALLIANCEBERNSTEIN      VPS INTERNATIONAL        GLOBAL GROWTH
                                   VALUE PORTFOLIO        VP VALUE PORTFOLIO       GROWTH PORTFOLIO             FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                    --                      --
   Class II                                    --                       --                    --                      --
   Class X                                     --                       --                    --                      --
   Class Y                                     --                       --                    --                      --
   Class 1                                     --                       --                    --                      --
   Class 2                                     --                       --                    --                 172,018
   Other                                1,007,120                4,638,773                21,086                      --
                                    =============            =============            ==========            ============
  Cost:
   Class I                                     --                       --                    --                      --
   Class II                                    --                       --                    --                      --
   Class X                                     --                       --                    --                      --
   Class Y                                     --                       --                    --                      --
   Class 1                                     --                       --                    --                      --
   Class 2                                     --                       --                    --              $2,915,800
   Other                              $17,991,917              $63,870,070              $553,774                      --
                                    =============            =============            ==========            ============
  Market Value:
   Class I                                     --                       --                    --                      --
   Class II                                    --                       --                    --                      --
   Class X                                     --                       --                    --                      --
   Class Y                                     --                       --                    --                      --
   Class 1                                     --                       --                    --                      --
   Class 2                                     --                       --                    --              $4,300,452
   Other                              $17,151,245              $63,968,684              $521,465                      --
 Due from Hartford Life
  Insurance Company                        26,163                  264,910                11,912                      --
 Receivable from fund shares
  sold                                         --                       --                    --                   1,873
 Other assets                                  --                        1                    --                      --
                                    -------------            -------------            ----------            ------------
 Total Assets                          17,177,408               64,233,595               533,377               4,302,325
                                    -------------            -------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                       --                    --                   1,873
 Payable for fund shares
  purchased                                26,163                  264,910                11,912                      --
 Other liabilities                             --                       --                    --                      --
                                    -------------            -------------            ----------            ------------
 Total Liabilities                         26,163                  264,910                11,912                   1,873
                                    -------------            -------------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $17,151,245              $63,968,685              $521,465              $4,300,452
                                    =============            =============            ==========            ============

                                                            AMERICAN FUNDS
                                   AMERICAN FUNDS            GROWTH-INCOME           AMERICAN FUNDS
                                     GROWTH FUND                 FUND              INTERNATIONAL FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                       --
   Class II                                    --                       --                       --
   Class X                                     --                       --                       --
   Class Y                                     --                       --                       --
   Class 1                                     --                       --                       --
   Class 2                                510,054                  593,959                  681,668
   Other                                       --                       --                       --
                                    =============            =============            =============
  Cost:
   Class I                                     --                       --                       --
   Class II                                    --                       --                       --
   Class X                                     --                       --                       --
   Class Y                                     --                       --                       --
   Class 1                                     --                       --                       --
   Class 2                            $24,260,576              $19,041,559              $10,831,397
   Other                                       --                       --                       --
                                    =============            =============            =============
  Market Value:
   Class I                                     --                       --                       --
   Class II                                    --                       --                       --
   Class X                                     --                       --                       --
   Class Y                                     --                       --                       --
   Class 1                                     --                       --                       --
   Class 2                            $34,030,792              $25,100,711              $16,850,838
   Other                                       --                       --                       --
 Due from Hartford Life
  Insurance Company                            --                       --                       --
 Receivable from fund shares
  sold                                      3,957                    6,508                    5,296
 Other assets                                  --                       --                       --
                                    -------------            -------------            -------------
 Total Assets                          34,034,749               25,107,219               16,856,134
                                    -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         3,957                    6,508                    5,296
 Payable for fund shares
  purchased                                    --                       --                       --
 Other liabilities                             --                       --                       --
                                    -------------            -------------            -------------
 Total Liabilities                          3,957                    6,508                    5,296
                                    -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $34,030,792              $25,100,711              $16,850,838
                                    =============            =============            =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS
                                     GLOBAL SMALL                                    BB&T CAPITAL
                                    CAPITALIZATION           BB&T MID CAP              MANAGER
                                         FUND                 GROWTH VIF              EQUITY VIF
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                      --                      --
   Class II                                    --                      --                      --
   Class X                                     --                      --                      --
   Class Y                                     --                      --                      --
   Class 1                                     --                      --                      --
   Class 2                                195,575                      --                      --
   Other                                       --                 200,604                 167,452
                                     ============            ============            ============
  Cost:
   Class I                                     --                      --                      --
   Class II                                    --                      --                      --
   Class X                                     --                      --                      --
   Class Y                                     --                      --                      --
   Class 1                                     --                      --                      --
   Class 2                             $3,201,626                      --                      --
   Other                                       --              $3,246,486              $1,845,509
                                     ============            ============            ============
  Market Value:
   Class I                                     --                      --                      --
   Class II                                    --                      --                      --
   Class X                                     --                      --                      --
   Class Y                                     --                      --                      --
   Class 1                                     --                      --                      --
   Class 2                             $5,270,761                      --                      --
   Other                                       --              $3,669,055              $1,729,776
 Due from Hartford Life
  Insurance Company                            --                      --                      --
 Receivable from fund shares
  sold                                      5,530                  12,279                     221
 Other assets                                  --                      --                      --
                                     ------------            ------------            ------------
 Total Assets                           5,276,291               3,681,334               1,729,997
                                     ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         5,530                  12,279                     221
 Payable for fund shares
  purchased                                    --                      --                      --
 Other liabilities                             --                      --                      --
                                     ------------            ------------            ------------
 Total Liabilities                          5,530                  12,279                     221
                                     ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $5,270,761              $3,669,055              $1,729,776
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       BB&T SPECIAL
                                     BB&T LARGE        OPPORTUNITIES        BB&T TOTAL            EVERGREEN VA
                                      CAP VIF           EQUITY VIF       RETURN BOND VIF         BALANCED FUND
                                  SUB-ACCOUNT (B)       SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                  --                 --                40,122
   Class II                                   --                  --                 --                    --
   Class X                                    --                  --                 --                    --
   Class Y                                    --                  --                 --                    --
   Class 1                                    --                  --                 --                    --
   Class 2                                    --                  --                 --                    --
   Other                                 315,273             891,484            290,431                    --
                                    ============       =============       ============            ==========
  Cost:
   Class I                                    --                  --                 --              $596,836
   Class II                                   --                  --                 --                    --
   Class X                                    --                  --                 --                    --
   Class Y                                    --                  --                 --                    --
   Class 1                                    --                  --                 --                    --
   Class 2                                    --                  --                 --                    --
   Other                              $5,040,767         $12,890,871         $2,870,381                    --
                                    ============       =============       ============            ==========
  Market Value:
   Class I                                    --                  --                 --              $621,494
   Class II                                   --                  --                 --                    --
   Class X                                    --                  --                 --                    --
   Class Y                                    --                  --                 --                    --
   Class 1                                    --                  --                 --                    --
   Class 2                                    --                  --                 --                    --
   Other                              $4,322,391         $14,290,483         $2,910,114                    --
 Due from Hartford Life
  Insurance Company                           --              13,026             17,525                 1,563
 Receivable from fund shares
  sold                                     3,275                  --                 --                    --
 Other assets                                 --                  --                 30                    --
                                    ------------       -------------       ------------            ----------
 Total Assets                          4,325,666          14,303,509          2,927,669               623,057
                                    ------------       -------------       ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        3,275                  --                 --                    --
 Payable for fund shares
  purchased                                   --              13,026             17,525                 1,563
 Other liabilities                            --                  --                 --                    --
                                    ------------       -------------       ------------            ----------
 Total Liabilities                         3,275              13,026             17,525                 1,563
                                    ------------       -------------       ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $4,322,391         $14,290,483         $2,910,144              $621,494
                                    ============       =============       ============            ==========

                                                            EVERGREEN VA
                                    EVERGREEN VA           INTERNATIONAL          EVERGREEN VA
                                    GROWTH FUND             EQUITY FUND            OMEGA FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                               376,550                 119,366                2,237
   Class II                                   --                      --                   --
   Class X                                    --                      --                   --
   Class Y                                    --                      --                   --
   Class 1                                    --                      --                   --
   Class 2                                    --                      --                   --
   Other                                      --                      --                   --
                                    ============            ============            =========
  Cost:
   Class I                            $5,562,878              $1,978,984              $37,277
   Class II                                   --                      --                   --
   Class X                                    --                      --                   --
   Class Y                                    --                      --                   --
   Class 1                                    --                      --                   --
   Class 2                                    --                      --                   --
   Other                                      --                      --                   --
                                    ============            ============            =========
  Market Value:
   Class I                            $5,279,228              $2,010,131              $44,335
   Class II                                   --                      --                   --
   Class X                                    --                      --                   --
   Class Y                                    --                      --                   --
   Class 1                                    --                      --                   --
   Class 2                                    --                      --                   --
   Other                                      --                      --                   --
 Due from Hartford Life
  Insurance Company                           --                  22,101                   --
 Receivable from fund shares
  sold                                       140                      --                    3
 Other assets                                 --                      --                   --
                                    ------------            ------------            ---------
 Total Assets                          5,279,368               2,032,232               44,338
                                    ------------            ------------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          140                      --                    3
 Payable for fund shares
  purchased                                   --                  22,101                   --
 Other liabilities                            --                      --                   --
                                    ------------            ------------            ---------
 Total Liabilities                           140                  22,101                    3
                                    ------------            ------------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,279,228              $2,010,131              $44,335
                                    ============            ============            =========

(b) Effective February 9, 2007, BB&T Large Cap Growth VIF merged with BB&T Large Cap VIF.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     EVERGREEN VA            EVERGREEN VA
                                    SPECIAL VALUES           FUNDAMENTAL           FIDELITY(R) VIP
                                         FUND               LARGE CAP FUND          EQUITY-INCOME
                                      SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 879,468                12,743                       --
   Class II                                     --                    --                       --
   Class X                                      --                    --                       --
   Class Y                                      --                    --                       --
   Class 1                                      --                    --                       --
   Class 2                                      --                    --                       --
   Other                                        --                    --                3,141,768
                                     =============            ==========            =============
  Cost:
   Class I                             $14,690,508              $243,569                       --
   Class II                                     --                    --                       --
   Class X                                      --                    --                       --
   Class Y                                      --                    --                       --
   Class 1                                      --                    --                       --
   Class 2                                      --                    --                       --
   Other                                        --                    --              $79,870,208
                                     =============            ==========            =============
  Market Value:
   Class I                             $11,951,973              $246,329                       --
   Class II                                     --                    --                       --
   Class X                                      --                    --                       --
   Class Y                                      --                    --                       --
   Class 1                                      --                    --                       --
   Class 2                                      --                    --                       --
   Other                                        --                    --              $74,051,461
 Due from Hartford Life
  Insurance Company                         23,729                    --                  163,471
 Receivable from fund shares
  sold                                          --                    12                       --
 Other assets                                    2                    --                       --
                                     -------------            ----------            -------------
 Total Assets                           11,975,704               246,341               74,214,932
                                     -------------            ----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                    12                       --
 Payable for fund shares
  purchased                                 23,729                    --                  163,471
 Other liabilities                              --                    --                       --
                                     -------------            ----------            -------------
 Total Liabilities                          23,729                    12                  163,471
                                     -------------            ----------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $11,951,975              $246,329              $74,051,461
                                     =============            ==========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP     FIDELITY(R) VIP
                                   GROWTH        CONTRAFUND(R)       MID CAP         VALUE STRATEGIES
                                 SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --               --               --                  --
   Class II                                --               --               --                  --
   Class X                                 --               --               --                  --
   Class Y                                 --               --               --                  --
   Class 1                                 --               --               --                  --
   Class 2                                 --               --               --                  --
   Other                              573,997       14,960,778        2,814,479             550,592
                                =============   ==============   ==============        ============
  Cost:
   Class I                                 --               --               --                  --
   Class II                                --               --               --                  --
   Class X                                 --               --               --                  --
   Class Y                                 --               --               --                  --
   Class 1                                 --               --               --                  --
   Class 2                                 --               --               --                  --
   Other                          $19,915,891     $460,724,344      $93,625,813          $7,230,589
                                =============   ==============   ==============        ============
  Market Value:
   Class I                                 --               --               --                  --
   Class II                                --               --               --                  --
   Class X                                 --               --               --                  --
   Class Y                                 --               --               --                  --
   Class 1                                 --               --               --                  --
   Class 2                                 --               --               --                  --
   Other                          $25,628,953     $410,822,945     $100,279,865          $6,948,465
 Due from Hartford Life
  Insurance Company                     9,440        1,070,233           90,694               6,493
 Receivable from fund shares
  sold                                     --               --               --                  --
 Other assets                              --               --                1                  --
                                -------------   --------------   --------------        ------------
 Total Assets                      25,638,393      411,893,178      100,370,560           6,954,958
                                -------------   --------------   --------------        ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --               --               --                  --
 Payable for fund shares
  purchased                             9,440        1,070,233           90,694               6,493
 Other liabilities                         --                3               --                  --
                                -------------   --------------   --------------        ------------
 Total Liabilities                      9,440        1,070,236           90,694               6,493
                                -------------   --------------   --------------        ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities            $25,628,953     $410,822,942     $100,279,866          $6,948,465
                                =============   ==============   ==============        ============

                                 FIDELITY(R) VIP
                                 DYNAMIC CAPITAL      FRANKLIN SMALL-MID      FRANKLIN STRATEGIC
                                  APPRECIATION            CAP GROWTH           INCOME SECURITIES
                                    PORTFOLIO          SECURITIES FUND               FUND
                                 SUB-ACCOUNT (A)         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --                      --                       --
   Class II                                --                      --                       --
   Class X                                 --                      --                       --
   Class Y                                 --                      --                       --
   Class 1                                 --                      --                1,269,988
   Class 2                              2,410                 172,748                       --
   Other                                   --                      --                       --
                                    =========            ============            =============
  Cost:
   Class I                                 --                      --                       --
   Class II                                --                      --                       --
   Class X                                 --                      --                       --
   Class Y                                 --                      --                       --
   Class 1                                 --                      --              $15,554,271
   Class 2                            $23,254              $3,149,329                       --
   Other                                   --                      --                       --
                                    =========            ============            =============
  Market Value:
   Class I                                 --                      --                       --
   Class II                                --                      --                       --
   Class X                                 --                      --                       --
   Class Y                                 --                      --                       --
   Class 1                                 --                      --              $16,230,440
   Class 2                            $21,639              $3,957,663                       --
   Other                                   --                      --                       --
 Due from Hartford Life
  Insurance Company                     4,870                      --                       --
 Receivable from fund shares
  sold                                     --                   1,050                   18,704
 Other assets                              --                      --                       --
                                    ---------            ------------            -------------
 Total Assets                          26,509               3,958,713               16,249,144
                                    ---------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                   1,050                   18,704
 Payable for fund shares
  purchased                             4,870                      --                       --
 Other liabilities                         --                      --                       --
                                    ---------            ------------            -------------
 Total Liabilities                      4,870                   1,050                   18,704
                                    ---------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $21,639              $3,957,663              $16,230,440
                                    =========            ============            =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                               TEMPLETON
                                     MUTUAL SHARES         DEVELOPING MARKETS       TEMPLETON GROWTH
                                    SECURITIES FUND         SECURITIES FUND         SECURITIES FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                      --                      --
   Class II                                     --                      --                      --
   Class X                                      --                      --                      --
   Class Y                                      --                      --                      --
   Class 1                                      --                 195,104                      --
   Class 2                                 693,232                      --                 259,331
   Other                                        --                      --                      --
                                     =============            ============            ============
  Cost:
   Class I                                      --                      --                      --
   Class II                                     --                      --                      --
   Class X                                      --                      --                      --
   Class Y                                      --                      --                      --
   Class 1                                      --              $1,591,107                      --
   Class 2                             $10,159,967                      --              $2,841,257
   Other                                        --                      --                      --
                                     =============            ============            ============
  Market Value:
   Class I                                      --                      --                      --
   Class II                                     --                      --                      --
   Class X                                      --                      --                      --
   Class Y                                      --                      --                      --
   Class 1                                      --              $3,154,826                      --
   Class 2                             $13,996,363                      --              $4,004,067
   Other                                        --                      --                      --
 Due from Hartford Life
  Insurance Company                             --                      --                      --
 Receivable from fund shares
  sold                                       1,768                     632                     595
 Other assets                                   --                      --                      --
                                     -------------            ------------            ------------
 Total Assets                           13,998,131               3,155,458               4,004,662
                                     -------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          1,768                     632                     595
 Payable for fund shares
  purchased                                     --                      --                      --
 Other liabilities                              --                      --                      --
                                     -------------            ------------            ------------
 Total Liabilities                           1,768                     632                     595
                                     -------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $13,996,363              $3,154,826              $4,004,067
                                     =============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD                           HARTFORD
                                 HARTFORD           LARGECAP        HARTFORD TOTAL   DIVIDEND AND
                                 ADVISERS            GROWTH          RETURN BOND        GROWTH
                                 HLS FUND           HLS FUND           HLS FUND        HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT (A)      SUB-ACCOUNT     SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                --               --                   --              --
   Class II                               --               --                   --              --
   Class X                                --               --                   --              --
   Class Y                                --               --                   --              --
   Class 1                                --               --                   --              --
   Class 2                                --               --                   --              --
   Other                           1,348,632            5,102           34,655,584      14,005,367
                               =============       ==========       ==============  ==============
  Cost:
   Class I                                --               --                   --              --
   Class II                               --               --                   --              --
   Class X                                --               --                   --              --
   Class Y                                --               --                   --              --
   Class 1                                --               --                   --              --
   Class 2                                --               --                   --              --
   Other                         $31,023,896         $100,978         $396,094,632    $319,044,477
                               =============       ==========       ==============  ==============
  Market Value:
   Class I                                --               --                   --              --
   Class II                               --               --                   --              --
   Class X                                --               --                   --              --
   Class Y                                --               --                   --              --
   Class 1                                --               --                   --              --
   Class 2                                --               --                   --              --
   Other                         $28,287,155         $100,909         $386,265,276    $312,977,703
 Due from Hartford Life
  Insurance Company                   49,086              599              896,382         488,080
 Receivable from fund shares
  sold                                    --               --                   --              --
 Other assets                             --               --                   28              20
                               -------------       ----------       --------------  --------------
 Total Assets                     28,336,241          101,508          387,161,686     313,465,803
                               -------------       ----------       --------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --               --                   --              --
 Payable for fund shares
  purchased                           49,086              599              896,382         488,080
 Other liabilities                         6               --                   --              --
                               -------------       ----------       --------------  --------------
 Total Liabilities                    49,092              599              896,382         488,080
                               -------------       ----------       --------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $28,287,149         $100,909         $386,265,304    $312,977,723
                               =============       ==========       ==============  ==============

                                      HARTFORD
                                    FUNDAMENTAL               HARTFORD                HARTFORD
                                       GROWTH             GLOBAL ADVISERS          GLOBAL GROWTH
                                      HLS FUND                HLS FUND                HLS FUND
                                  SUB-ACCOUNT (C)           SUB-ACCOUNT           SUB-ACCOUNT (D)
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                                    --                      --                      --
   Class Y                                    --                      --                      --
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                                 152,519                 362,856                 396,554
                                    ============            ============            ============
  Cost:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                                    --                      --                      --
   Class Y                                    --                      --                      --
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                              $1,636,972              $4,685,193              $7,984,031
                                    ============            ============            ============
  Market Value:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                                    --                      --                      --
   Class Y                                    --                      --                      --
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                              $1,692,496              $4,938,379              $8,890,530
 Due from Hartford Life
  Insurance Company                           --                  49,387                   6,460
 Receivable from fund shares
  sold                                       155                      --                      --
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          1,692,651               4,987,766               8,896,990
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          155                      --                      --
 Payable for fund shares
  purchased                                   --                  49,387                   6,460
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                           155                  49,387                   6,460
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,692,496              $4,938,379              $8,890,530
                                    ============            ============            ============

(a)  From inception November 12, 2007 to December 31, 2007.

(c)  Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

(d) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   HARTFORD
                                 DISCIPLINED                                 HARTFORD GROWTH
                                    EQUITY          HARTFORD GROWTH           OPPORTUNITIES
                                   HLS FUND            HLS FUND                 HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                  --                       --
   Class II                                 --                  --                       --
   Class X                                  --                  --                       --
   Class Y                                  --                  --                       --
   Class 1                                  --                  --                       --
   Class 2                                  --                  --                       --
   Other                            17,433,877             936,511                1,632,037
                                ==============       =============            =============
  Cost:
   Class I                                  --                  --                       --
   Class II                                 --                  --                       --
   Class X                                  --                  --                       --
   Class Y                                  --                  --                       --
   Class 1                                  --                  --                       --
   Class 2                                  --                  --                       --
   Other                          $232,237,911         $11,771,418              $52,416,980
                                ==============       =============            =============
  Market Value:
   Class I                                  --                  --                       --
   Class II                                 --                  --                       --
   Class X                                  --                  --                       --
   Class Y                                  --                  --                       --
   Class 1                                  --                  --                       --
   Class 2                                  --                  --                       --
   Other                          $262,380,259         $12,542,884              $53,455,580
 Due from Hartford Life
  Insurance Company                         --              12,111                  122,234
 Receivable from fund shares
  sold                                  19,067                  --                       --
 Other assets                               --                  --                        3
                                --------------       -------------            -------------
 Total Assets                      262,399,326          12,554,995               53,577,817
                                --------------       -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     19,067                  --                       --
 Payable for fund shares
  purchased                                 --              12,111                  122,234
 Other liabilities                           6                  --                       --
                                --------------       -------------            -------------
 Total Liabilities                      19,073              12,111                  122,234
                                --------------       -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $262,380,253         $12,542,884              $53,455,583
                                ==============       =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                HARTFORD              HARTFORD
                                                                             INTERNATIONAL         INTERNATIONAL
                                  HARTFORD HIGH        HARTFORD INDEX            GROWTH            SMALL COMPANY
                                  YIELD HLS FUND          HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (E)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                   --                   --                    --                    --
   Class II                                  --                   --                    --                    --
   Class X                                   --                   --                    --                    --
   Class Y                                   --                   --                    --                    --
   Class 1                                   --                   --                    --                    --
   Class 2                                   --                   --                    --                    --
   Other                              2,948,104              290,813             2,739,244               996,571
                                   ============          ===========          ============          ============
  Cost:
   Class I                                   --                   --                    --                    --
   Class II                                  --                   --                    --                    --
   Class X                                   --                   --                    --                    --
   Class Y                                   --                   --                    --                    --
   Class 1                                   --                   --                    --                    --
   Class 2                                   --                   --                    --                    --
   Other                            $28,309,268           $9,471,177           $38,383,619           $16,527,103
                                   ============          ===========          ============          ============
  Market Value:
   Class I                                   --                   --                    --                    --
   Class II                                  --                   --                    --                    --
   Class X                                   --                   --                    --                    --
   Class Y                                   --                   --                    --                    --
   Class 1                                   --                   --                    --                    --
   Class 2                                   --                   --                    --                    --
   Other                            $26,135,341           $9,172,268           $39,632,227           $15,019,671
 Due from Hartford Life
  Insurance Company                      46,737                   --               102,858                20,932
 Receivable from fund shares
  sold                                       --               49,267                    --                    --
 Other assets                                 1                    2                     1                    --
                                   ------------          -----------          ------------          ------------
 Total Assets                        26,182,079            9,221,537            39,735,086            15,040,603
                                   ------------          -----------          ------------          ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --               49,267                    --                    --
 Payable for fund shares
  purchased                              46,737                   --               102,858                20,932
 Other liabilities                           --                   --                    --                    --
                                   ------------          -----------          ------------          ------------
 Total Liabilities                       46,737               49,267               102,858                20,932
                                   ------------          -----------          ------------          ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $26,135,342           $9,172,270           $39,632,228           $15,019,671
                                   ============          ===========          ============          ============

                                 HARTFORD
                               INTERNATIONAL                          HARTFORD
                               OPPORTUNITIES   HARTFORD MIDCAP      MONEY MARKET
                                 HLS FUND      GROWTH HLS FUND        HLS FUND
                                SUB-ACCOUNT    SUB-ACCOUNT (A)       SUB-ACCOUNT
-----------------------------  -----------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                               --              --                   --
   Class II                              --              --                   --
   Class X                               --              --                   --
   Class Y                               --              --                   --
   Class 1                               --              --                   --
   Class 2                               --              --                   --
   Other                          5,039,417          14,663           59,926,556
                                ===========       =========          ===========
  Cost:
   Class I                               --              --                   --
   Class II                              --              --                   --
   Class X                               --              --                   --
   Class Y                               --              --                   --
   Class 1                               --              --                   --
   Class 2                               --              --                   --
   Other                        $73,872,029        $160,921          $59,926,556
                                ===========       =========          ===========
  Market Value:
   Class I                               --              --                   --
   Class II                              --              --                   --
   Class X                               --              --                   --
   Class Y                               --              --                   --
   Class 1                               --              --                   --
   Class 2                               --              --                   --
   Other                        $78,718,161        $149,469          $59,926,556
 Due from Hartford Life
  Insurance Company                  20,903              --                   --
 Receivable from fund shares
  sold                                   --              19              776,797
 Other assets                            --              --                   44
                                -----------       ---------          -----------
 Total Assets                    78,739,064         149,488           60,703,397
                                -----------       ---------          -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      --              19              776,796
 Payable for fund shares
  purchased                          20,903              --                   --
 Other liabilities                        7              --                   --
                                -----------       ---------          -----------
 Total Liabilities                   20,910              19              776,796
                                -----------       ---------          -----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities          $78,718,154        $149,469          $59,926,601
                                ===========       =========          ===========

(a)  From inception November 12, 2007 to December 31, 2007.

(e) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD
                                       MORTGAGE              HARTFORD            HARTFORD SMALL
                                      SECURITIES          SMALLCAP VALUE             COMPANY
                                       HLS FUND              HLS FUND               HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT (A)          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                   --                       --
   Class II                                    --                   --                       --
   Class X                                     --                   --                       --
   Class Y                                     --                   --                       --
   Class 1                                     --                   --                       --
   Class 2                                     --                   --                       --
   Other                                  794,485                4,176                  863,548
                                     ============            =========            =============
  Cost:
   Class I                                     --                   --                       --
   Class II                                    --                   --                       --
   Class X                                     --                   --                       --
   Class Y                                     --                   --                       --
   Class 1                                     --                   --                       --
   Class 2                                     --                   --                       --
   Other                               $8,899,316              $47,390              $17,361,023
                                     ============            =========            =============
  Market Value:
   Class I                                     --                   --                       --
   Class II                                    --                   --                       --
   Class X                                     --                   --                       --
   Class Y                                     --                   --                       --
   Class 1                                     --                   --                       --
   Class 2                                     --                   --                       --
   Other                               $8,397,335              $44,651              $16,076,828
 Due from Hartford Life
  Insurance Company                        76,454                   --                  239,720
 Receivable from fund shares
  sold                                         --                    5                       --
 Other assets                                  --                   --                       --
                                     ------------            ---------            -------------
 Total Assets                           8,473,789               44,656               16,316,548
                                     ------------            ---------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                    5                       --
 Payable for fund shares
  purchased                                76,454                   --                  239,720
 Other liabilities                              1                   --                        2
                                     ------------            ---------            -------------
 Total Liabilities                         76,455                    5                  239,722
                                     ------------            ---------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $8,397,334              $44,651              $16,076,826
                                     ============            =========            =============

(a)  From inception November 12, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD                                HARTFORD U.S.
                                  SMALLCAP                                  GOVERNMENT
                                   GROWTH           HARTFORD STOCK          SECURITIES          HARTFORD VALUE
                                  HLS FUND             HLS FUND              HLS FUND              HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --                   --                     --                   --
   Class II                                --                   --                     --                   --
   Class X                                 --                   --                     --                   --
   Class Y                                 --                   --                     --                   --
   Class 1                                 --                   --                     --                   --
   Class 2                                 --                   --                     --                   --
   Other                            1,149,565              448,282             14,340,772            2,039,374
                               ==============       ==============       ================       ==============
  Cost:
   Class I                                 --                   --                     --                   --
   Class II                                --                   --                     --                   --
   Class X                                 --                   --                     --                   --
   Class Y                                 --                   --                     --                   --
   Class 1                                 --                   --                     --                   --
   Class 2                                 --                   --                     --                   --
   Other                          $24,324,374          $22,383,024           $158,353,718          $26,138,644
                               ==============       ==============       ================       ==============
  Market Value:
   Class I                                 --                   --                     --                   --
   Class II                                --                   --                     --                   --
   Class X                                 --                   --                     --                   --
   Class Y                                 --                   --                     --                   --
   Class 1                                 --                   --                     --                   --
   Class 2                                 --                   --                     --                   --
   Other                          $21,505,263          $21,119,732           $159,909,641          $26,170,488
 Due from Hartford Life
  Insurance Company                    11,824               14,016                489,464              422,873
 Receivable from fund shares
  sold                                     --                   --                     --                   --
 Other assets                               3                    1                     --                   --
                               --------------       --------------       ----------------       --------------
 Total Assets                      21,517,090           21,133,749            160,399,105           26,593,361
                               --------------       --------------       ----------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                   --                     --                   --
 Payable for fund shares
  purchased                            11,824               14,016                489,464              422,873
 Other liabilities                         --                   --                     14                    2
                               --------------       --------------       ----------------       --------------
 Total Liabilities                     11,824               14,016                489,478              422,875
                               --------------       --------------       ----------------       --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities            $21,505,266          $21,119,733           $159,909,627          $26,170,486
                               ==============       ==============       ================       ==============


                                    HARTFORD VALUE               HARTFORD               HUNTINGTON VA
                                    OPPORTUNITIES             EQUITY INCOME             INCOME EQUITY
                                       HLS FUND                  HLS FUND                   FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                        --                       --
   Class II                                     --                        --                       --
   Class X                                      --                        --                       --
   Class Y                                      --                        --                       --
   Class 1                                      --                        --                       --
   Class 2                                      --                        --                       --
   Other                                 1,271,385                   826,518                  231,264
                                    ==============            ==============            =============
  Cost:
   Class I                                      --                        --                       --
   Class II                                     --                        --                       --
   Class X                                      --                        --                       --
   Class Y                                      --                        --                       --
   Class 1                                      --                        --                       --
   Class 2                                      --                        --                       --
   Other                               $24,215,899               $11,403,258               $2,803,761
                                    ==============            ==============            =============
  Market Value:
   Class I                                      --                        --                       --
   Class II                                     --                        --                       --
   Class X                                      --                        --                       --
   Class Y                                      --                        --                       --
   Class 1                                      --                        --                       --
   Class 2                                      --                        --                       --
   Other                               $19,607,555               $11,819,143               $2,800,602
 Due from Hartford Life
  Insurance Company                         27,500                        --                       --
 Receivable from fund shares
  sold                                          --                    16,489                   14,588
 Other assets                                   --                        --                        1
                                    --------------            --------------            -------------
 Total Assets                           19,635,055                11,835,632                2,815,191
                                    --------------            --------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                    16,489                   14,588
 Payable for fund shares
  purchased                                 27,500                        --                       --
 Other liabilities                               1                        --                       --
                                    --------------            --------------            -------------
 Total Liabilities                          27,501                    16,489                   14,588
                                    --------------            --------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $19,607,554               $11,819,143               $2,800,603
                                    ==============            ==============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    HUNTINGTON VA                                HUNTINGTON VA
                                      DIVIDEND             HUNTINGTON VA            MID CORP
                                    CAPTURE FUND            GROWTH FUND           AMERICA FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                     --                     --
   Class II                                   --                     --                     --
   Class X                                    --                     --                     --
   Class Y                                    --                     --                     --
   Class 1                                    --                     --                     --
   Class 2                                    --                     --                     --
   Other                                 434,541                179,495                175,953
                                     ===========            ===========            ===========
  Cost:
   Class I                                    --                     --                     --
   Class II                                   --                     --                     --
   Class X                                    --                     --                     --
   Class Y                                    --                     --                     --
   Class 1                                    --                     --                     --
   Class 2                                    --                     --                     --
   Other                              $5,504,212             $1,715,626             $2,981,528
                                     ===========            ===========            ===========
  Market Value:
   Class I                                    --                     --                     --
   Class II                                   --                     --                     --
   Class X                                    --                     --                     --
   Class Y                                    --                     --                     --
   Class 1                                    --                     --                     --
   Class 2                                    --                     --                     --
   Other                              $5,114,552             $1,949,318             $3,274,476
 Due from Hartford Life
  Insurance Company                        1,406                  6,571                 12,177
 Receivable from fund shares
  sold                                        --                     --                     --
 Other assets                                  1                     --                     --
                                     -----------            -----------            -----------
 Total Assets                          5,115,959              1,955,889              3,286,653
                                     -----------            -----------            -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                     --                     --
 Payable for fund shares
  purchased                                1,406                  6,571                 12,177
 Other liabilities                            --                     --                     --
                                     -----------            -----------            -----------
 Total Liabilities                         1,406                  6,571                 12,177
                                     -----------            -----------            -----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                         $5,114,553             $1,949,318             $3,274,476
                                     ===========            ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HUNTINGTON VA        HUNTINGTON VA        HUNTINGTON VA
                                   NEW ECONOMY           ROTATING           INTERNATIONAL        HUNTINGTON VA
                                      FUND             MARKETS FUND          EQUITY FUND        MACRO 100 FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                   --                   --                   --
   Class II                                 --                   --                   --                   --
   Class X                                  --                   --                   --                   --
   Class Y                                  --                   --                   --                   --
   Class 1                                  --                   --                   --                   --
   Class 2                                  --                   --                   --                   --
   Other                               193,090               82,841              170,628              179,477
                                   ===========          ===========          ===========          ===========
  Cost:
   Class I                                  --                   --                   --                   --
   Class II                                 --                   --                   --                   --
   Class X                                  --                   --                   --                   --
   Class Y                                  --                   --                   --                   --
   Class 1                                  --                   --                   --                   --
   Class 2                                  --                   --                   --                   --
   Other                            $3,289,423           $1,206,023           $2,605,432           $2,078,446
                                   ===========          ===========          ===========          ===========
  Market Value:
   Class I                                  --                   --                   --                   --
   Class II                                 --                   --                   --                   --
   Class X                                  --                   --                   --                   --
   Class Y                                  --                   --                   --                   --
   Class 1                                  --                   --                   --                   --
   Class 2                                  --                   --                   --                   --
   Other                            $3,755,601           $1,246,749           $3,049,116           $1,819,896
 Due from Hartford Life
  Insurance Company                      5,223                6,027                8,653                7,243
 Receivable from fund shares
  sold                                      --                   --                   --                   --
 Other assets                               --                   --                   --                   --
                                   -----------          -----------          -----------          -----------
 Total Assets                        3,760,824            1,252,776            3,057,769            1,827,139
                                   -----------          -----------          -----------          -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --                   --                   --
 Payable for fund shares
  purchased                              5,223                6,027                8,653                7,243
 Other liabilities                          --                   --                   --                   --
                                   -----------          -----------          -----------          -----------
 Total Liabilities                       5,223                6,027                8,653                7,243
                                   -----------          -----------          -----------          -----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $3,755,601           $1,246,749           $3,049,116           $1,819,896
                                   ===========          ===========          ===========          ===========

                                 HUNTINGTON VA       HUNTINGTON VA
                                    MORTGAGE          SITUS SMALL       LORD ABBETT ALL
                                SECURITIES FUND         CAP FUND        VALUE PORTFOLIO
                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --                  --                  --
   Class II                                --                  --                  --
   Class X                                 --                  --                  --
   Class Y                                 --                  --                  --
   Class 1                                 --                  --                  --
   Class 2                                 --                  --                  --
   Other                              115,281             382,742             559,110
                                   ==========          ==========          ==========
  Cost:
   Class I                                 --                  --                  --
   Class II                                --                  --                  --
   Class X                                 --                  --                  --
   Class Y                                 --                  --                  --
   Class 1                                 --                  --                  --
   Class 2                                 --                  --                  --
   Other                           $1,265,026          $5,545,984          $9,019,392
                                   ==========          ==========          ==========
  Market Value:
   Class I                                 --                  --                  --
   Class II                                --                  --                  --
   Class X                                 --                  --                  --
   Class Y                                 --                  --                  --
   Class 1                                 --                  --                  --
   Class 2                                 --                  --                  --
   Other                           $1,304,983          $5,798,539          $9,415,414
 Due from Hartford Life
  Insurance Company                       820               6,321                 291
 Receivable from fund shares
  sold                                     --                  --                  --
 Other assets                              --                  --                  --
                                   ----------          ----------          ----------
 Total Assets                       1,305,803           5,804,860           9,415,705
                                   ----------          ----------          ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                  --                  --
 Payable for fund shares
  purchased                               820               6,321                 291
 Other liabilities                         --                  --                  --
                                   ----------          ----------          ----------
 Total Liabilities                        820               6,321                 291
                                   ----------          ----------          ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $1,304,983          $5,798,539          $9,415,414
                                   ==========          ==========          ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     LORD ABBETT                                       LORD ABBETT
                                   AMERICA'S VALUE         LORD ABBETT BOND             GROWTH AND
                                      PORTFOLIO             DEBENTURE FUND           INCOME PORTFOLIO
                                     SUB-ACCOUNT            SUB-ACCOUNT (F)            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                        --
   Class II                                    --                       --                        --
   Class X                                     --                       --                        --
   Class Y                                     --                       --                        --
   Class 1                                     --                       --                        --
   Class 2                                     --                       --                        --
   Other                                  439,638                2,674,040                 5,435,856
                                     ============            =============            ==============
  Cost:
   Class I                                     --                       --                        --
   Class II                                    --                       --                        --
   Class X                                     --                       --                        --
   Class Y                                     --                       --                        --
   Class 1                                     --                       --                        --
   Class 2                                     --                       --                        --
   Other                               $6,541,732              $32,280,426              $158,255,469
                                     ============            =============            ==============
  Market Value:
   Class I                                     --                       --                        --
   Class II                                    --                       --                        --
   Class X                                     --                       --                        --
   Class Y                                     --                       --                        --
   Class 1                                     --                       --                        --
   Class 2                                     --                       --                        --
   Other                               $6,502,251              $31,473,453              $151,714,747
 Due from Hartford Life
  Insurance Company                        37,442                   97,375                   313,298
 Receivable from fund shares
  sold                                         --                       --                        --
 Other assets                                  --                       --                        --
                                     ------------            -------------            --------------
 Total Assets                           6,539,693               31,570,828               152,028,045
                                     ------------            -------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                       --                        --
 Payable for fund shares
  purchased                                37,442                   97,375                   313,298
 Other liabilities                             --                       --                         1
                                     ------------            -------------            --------------
 Total Liabilities                         37,442                   97,375                   313,299
                                     ------------            -------------            --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $6,502,251              $31,473,453              $151,714,746
                                     ============            =============            ==============

(f) Formerly Lord Abbett Bond-Debenture Portfolio. Change effective August 15, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LORD ABBETT                                                       MFS INVESTORS
                                     LARGE CAP               MFS CORE            MFS EMERGING          GROWTH STOCK
                                     CORE FUND            EQUITY SERIES         GROWTH SERIES             SERIES
                                  SUB-ACCOUNT (G)        SUB-ACCOUNT (H)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                    --                    --                    --
   Class II                                   --                    --                    --                    --
   Class X                                    --                    --                    --                    --
   Class Y                                    --                    --                    --                    --
   Class 1                                    --                    --                    --                    --
   Class 2                                    --                    --                    --                    --
   Other                                 408,045                37,333                32,048                36,498
                                    ============            ==========            ==========            ==========
  Cost:
   Class I                                    --                    --                    --                    --
   Class II                                   --                    --                    --                    --
   Class X                                    --                    --                    --                    --
   Class Y                                    --                    --                    --                    --
   Class 1                                    --                    --                    --                    --
   Class 2                                    --                    --                    --                    --
   Other                              $4,938,716              $642,372              $833,439              $416,856
                                    ============            ==========            ==========            ==========
  Market Value:
   Class I                                    --                    --                    --                    --
   Class II                                   --                    --                    --                    --
   Class X                                    --                    --                    --                    --
   Class Y                                    --                    --                    --                    --
   Class 1                                    --                    --                    --                    --
   Class 2                                    --                    --                    --                    --
   Other                              $5,259,703              $641,377              $801,536              $431,405
 Due from Hartford Life
  Insurance Company                          892                    --                    --                    --
 Receivable from fund shares
  sold                                        --                    85                   142                    57
 Other assets                                 --                    --                    --                    --
                                    ------------            ----------            ----------            ----------
 Total Assets                          5,260,595               641,462               801,678               431,462
                                    ------------            ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    85                   142                    57
 Payable for fund shares
  purchased                                  892                    --                    --                    --
 Other liabilities                            --                    --                    --                    --
                                    ------------            ----------            ----------            ----------
 Total Liabilities                           892                    85                   142                    57
                                    ------------            ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,259,703              $641,377              $801,536              $431,405
                                    ============            ==========            ==========            ==========


                                   MFS INVESTORS         MFS TOTAL         EQUITY AND
                                    TRUST SERIES       RETURN SERIES         INCOME
                                    SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                  --               --
   Class II                                   --                  --           18,705
   Class X                                    --                  --               --
   Class Y                                    --                  --               --
   Class 1                                    --                  --               --
   Class 2                                    --                  --               --
   Other                                  55,438             606,728               --
                                    ============       =============       ==========
  Cost:
   Class I                                    --                  --               --
   Class II                                   --                  --         $257,775
   Class X                                    --                  --               --
   Class Y                                    --                  --               --
   Class 1                                    --                  --               --
   Class 2                                    --                  --               --
   Other                                $971,095         $11,439,984               --
                                    ============       =============       ==========
  Market Value:
   Class I                                    --                  --               --
   Class II                                   --                  --         $275,714
   Class X                                    --                  --               --
   Class Y                                    --                  --               --
   Class 1                                    --                  --               --
   Class 2                                    --                  --               --
   Other                              $1,303,898         $13,153,858               --
 Due from Hartford Life
  Insurance Company                           --                  --               --
 Receivable from fund shares
  sold                                       470               1,984               72
 Other assets                                 --                  --               --
                                    ------------       -------------       ----------
 Total Assets                          1,304,368          13,155,842          275,786
                                    ------------       -------------       ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          470               1,984               72
 Payable for fund shares
  purchased                                   --                  --               --
 Other liabilities                            --                  --               --
                                    ------------       -------------       ----------
 Total Liabilities                           470               1,984               72
                                    ------------       -------------       ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,303,898         $13,153,858         $275,714
                                    ============       =============       ==========

(g) Formerly Lord Abbett Large-Cap Core Portfolio. Change effective August 15, 2007.

(h) Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  CORE PLUS           EMERGING                EMERGING
                                FIXED INCOME        MARKETS DEBT           MARKETS EQUITY
                                 SUB-ACCOUNT        SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                            919,833            126,173                   82,962
   Class II                                --                 --                1,293,141
   Class X                                 --                 --                       --
   Class Y                                 --                 --                       --
   Class 1                                 --                 --                       --
   Class 2                                 --                 --                       --
   Other                                   --                 --                       --
                                =============       ============            =============
  Cost:
   Class I                        $10,299,012         $1,016,818               $1,121,995
   Class II                                --                 --               24,341,910
   Class X                                 --                 --                       --
   Class Y                                 --                 --                       --
   Class 1                                 --                 --                       --
   Class 2                                 --                 --                       --
   Other                                   --                 --                       --
                                =============       ============            =============
  Market Value:
   Class I                        $10,651,667         $1,076,257               $2,013,497
   Class II                                --                 --               31,358,660
   Class X                                 --                 --                       --
   Class Y                                 --                 --                       --
   Class 1                                 --                 --                       --
   Class 2                                 --                 --                       --
   Other                                   --                 --                       --
 Due from Hartford Life
  Insurance Company                        --                 --                  419,827
 Receivable from fund shares
  sold                                  1,387                 52                       --
 Other assets                              --                 --                       --
                                -------------       ------------            -------------
 Total Assets                      10,653,054          1,076,309               33,791,984
                                -------------       ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     1,387                 52                       --
 Payable for fund shares
  purchased                                --                 --                  419,827
 Other liabilities                         --                 --                       --
                                -------------       ------------            -------------
 Total Liabilities                      1,387                 52                  419,827
                                -------------       ------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $10,651,667         $1,076,257              $33,372,157
                                =============       ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          MID CAP       U.S. MID
                                     HIGH YIELD           GROWTH        CAP VALUE    FOCUS GROWTH
                                    SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                               138,442                  --        278,999             --
   Class II                                   --             852,645        580,139             --
   Class X                                    --                  --             --        527,639
   Class Y                                    --                  --             --        140,194
   Class 1                                    --                  --             --             --
   Class 2                                    --                  --             --             --
   Other                                      --                  --             --             --
                                    ============       =============  =============  =============
  Cost:
   Class I                            $2,140,844                  --     $4,084,386             --
   Class II                                   --         $11,073,343     11,176,372             --
   Class X                                    --                  --             --     $7,193,115
   Class Y                                    --                  --             --      3,311,789
   Class 1                                    --                  --             --             --
   Class 2                                    --                  --             --             --
   Other                                      --                  --             --             --
                                    ============       =============  =============  =============
  Market Value:
   Class I                            $1,783,128                  --     $5,331,678             --
   Class II                                   --         $12,363,359     11,045,852             --
   Class X                                    --                  --             --    $11,175,396
   Class Y                                    --                  --             --      2,939,880
   Class 1                                    --                  --             --             --
   Class 2                                    --                  --             --             --
   Other                                      --                  --             --             --
 Due from Hartford Life
  Insurance Company                           --              24,080          9,909             --
 Receivable from fund shares
  sold                                        93                  --             --          3,147
 Other assets                                 --                  --             --             --
                                    ------------       -------------  -------------  -------------
 Total Assets                          1,783,221          12,387,439     16,387,439     14,118,423
                                    ------------       -------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           93                  --             --          3,147
 Payable for fund shares
  purchased                                   --              24,080          9,909             --
 Other liabilities                            --                  --             --             --
                                    ------------       -------------  -------------  -------------
 Total Liabilities                            93              24,080          9,909          3,147
                                    ------------       -------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,783,128         $12,363,359    $16,377,530    $14,115,276
                                    ============       =============  =============  =============

                                                              CAPITAL                DEVELOPING
                                  BALANCED GROWTH          OPPORTUNITIES               GROWTH
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                               382,695                 145,604                 106,339
   Class Y                               119,260                 169,586                  26,067
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                                      --                      --                      --
                                    ============            ============            ============
  Cost:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                            $5,018,920              $1,560,686              $1,536,841
   Class Y                             1,784,348               2,631,929                 587,571
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                                      --                      --                      --
                                    ============            ============            ============
  Market Value:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                            $6,276,203              $2,194,253              $3,423,070
   Class Y                             1,949,900               2,508,182                 825,552
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                                      --                      --                      --
 Due from Hartford Life
  Insurance Company                           --                      --                      --
 Receivable from fund shares
  sold                                     1,222                   2,711                     707
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          8,227,325               4,705,146               4,249,329
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        1,222                   2,711                     707
 Payable for fund shares
  purchased                                   --                      --                      --
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                         1,222                   2,711                     707
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $8,226,103              $4,702,435              $4,248,622
                                    ============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   FLEXIBLE INCOME          DIVIDEND GROWTH          GLOBAL EQUITY
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                      --
   Class II                                    --                       --                      --
   Class X                                335,263                  916,346                 354,738
   Class Y                                267,865                  140,831                  46,854
   Class 1                                     --                       --                      --
   Class 2                                     --                       --                      --
   Other                                       --                       --                      --
                                     ============            =============            ============
  Cost:
   Class I                                     --                       --                      --
   Class II                                    --                       --                      --
   Class X                             $3,312,716              $12,875,462              $3,999,924
   Class Y                              2,015,837                2,086,105                 655,266
   Class 1                                     --                       --                      --
   Class 2                                     --                       --                      --
   Other                                       --                       --                      --
                                     ============            =============            ============
  Market Value:
   Class I                                     --                       --                      --
   Class II                                    --                       --                      --
   Class X                             $2,387,070              $17,080,691              $6,647,785
   Class Y                              1,901,843                2,620,865                 870,076
   Class 1                                     --                       --                      --
   Class 2                                     --                       --                      --
   Other                                       --                       --                      --
 Due from Hartford Life
  Insurance Company                            --                       --                      --
 Receivable from fund shares
  sold                                      1,034                    2,971                   1,140
 Other assets                                  --                       --                      --
                                     ------------            -------------            ------------
 Total Assets                           4,289,947               19,704,527               7,519,001
                                     ------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1,034                    2,971                   1,140
 Payable for fund shares
  purchased                                    --                       --                      --
 Other liabilities                             --                       --                      --
                                     ------------            -------------            ------------
 Total Liabilities                          1,034                    2,971                   1,140
                                     ------------            -------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $4,288,913              $19,701,556              $7,517,861
                                     ============            =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                       EQUALLY-WEIGHTED
                                    GROWTH               MONEY MARKET             UTILITIES                 S&P 500
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --                      --                      --                       --
   Class II                                --                      --                      --                       --
   Class X                            117,601               3,175,878                 147,806                  433,716
   Class Y                             42,767               4,644,355                  50,916                  343,513
   Class 1                                 --                      --                      --                       --
   Class 2                                 --                      --                      --                       --
   Other                                   --                      --                      --                       --
                                 ============            ============            ============            =============
  Cost:
   Class I                                 --                      --                      --                       --
   Class II                                --                      --                      --                       --
   Class X                         $1,480,363              $3,175,878              $1,931,580               $5,624,877
   Class Y                            768,723               4,644,355               1,188,013                6,912,735
   Class 1                                 --                      --                      --                       --
   Class 2                                 --                      --                      --                       --
   Other                                   --                      --                      --                       --
                                 ============            ============            ============            =============
  Market Value:
   Class I                                 --                      --                      --                       --
   Class II                                --                      --                      --                       --
   Class X                         $2,609,567              $3,175,878              $4,400,184              $11,003,373
   Class Y                            934,903               4,644,355               1,514,737                8,615,312
   Class 1                                 --                      --                      --                       --
   Class 2                                 --                      --                      --                       --
   Other                                   --                      --                      --                       --
 Due from Hartford Life
  Insurance Company                        --                      --                      --                       --
 Receivable from fund
  shares sold                           3,659                   4,794                   1,140                    5,341
 Other assets                              --                      --                      --                       --
                                 ------------            ------------            ------------            -------------
 Total Assets                       3,548,129               7,825,027               5,916,061               19,624,026
                                 ------------            ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     3,659                   4,794                   1,140                    5,341
 Payable for fund shares
  purchased                                --                      --                      --                       --
 Other liabilities                         --                      --                      --                       --
                                 ------------            ------------            ------------            -------------
 Total Liabilities                      3,659                   4,794                   1,140                    5,341
                                 ------------            ------------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $3,544,470              $7,820,233              $5,914,921              $19,618,685
                                 ============            ============            ============            =============

                               SMALL COMPANY                                  MTB LARGE CAP
                                   GROWTH            GLOBAL FRANCHISE         GROWTH FUND II
                                SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                               --                      --                      --
   Class II                          38,484                  64,006                      --
   Class X                               --                      --                      --
   Class Y                               --                      --                      --
   Class 1                               --                      --                      --
   Class 2                               --                      --                      --
   Other                                 --                      --                 116,273
                                 ==========            ============            ============
  Cost:
   Class I                               --                      --                      --
   Class II                        $634,283                $922,665                      --
   Class X                               --                      --                      --
   Class Y                               --                      --                      --
   Class 1                               --                      --                      --
   Class 2                               --                      --                      --
   Other                                 --                      --              $1,254,675
                                 ==========            ============            ============
  Market Value:
   Class I                               --                      --                      --
   Class II                        $651,536              $1,157,875                      --
   Class X                               --                      --                      --
   Class Y                               --                      --                      --
   Class 1                               --                      --                      --
   Class 2                               --                      --                      --
   Other                                 --                      --              $1,288,304
 Due from Hartford Life
  Insurance Company                      --                      --                      --
 Receivable from fund
  shares sold                           436                     194                      50
 Other assets                            --                      --                      --
                                 ----------            ------------            ------------
 Total Assets                       651,972               1,158,069               1,288,354
                                 ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     436                     194                      50
 Payable for fund shares
  purchased                              --                      --                      --
 Other liabilities                       --                      --                      --
                                 ----------            ------------            ------------
 Total Liabilities                      436                     194                      50
                                 ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $651,536              $1,157,875              $1,288,304
                                 ==========            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             MTB MANAGED            MTB MANAGED
                                                              ALLOCATION             ALLOCATION
                                                               FUND --                FUND --
                                    MTB LARGE CAP              MODERATE              AGGRESSIVE
                                    VALUE FUND II             GROWTH II              GROWTH II
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                      --                    --
   Class II                                    --                      --                    --
   Class X                                     --                      --                    --
   Class Y                                     --                      --                    --
   Class 1                                     --                      --                    --
   Class 2                                     --                      --                    --
   Other                                  286,486                 311,430                52,575
                                     ------------            ------------            ----------
  Cost:
   Class I                                     --                      --                    --
   Class II                                    --                      --                    --
   Class X                                     --                      --                    --
   Class Y                                     --                      --                    --
   Class 1                                     --                      --                    --
   Class 2                                     --                      --                    --
   Other                               $3,381,556              $3,313,803              $611,792
                                     ------------            ------------            ----------
  Market Value:
   Class I                                     --                      --                    --
   Class II                                    --                      --                    --
   Class X                                     --                      --                    --
   Class Y                                     --                      --                    --
   Class 1                                     --                      --                    --
   Class 2                                     --                      --                    --
   Other                               $3,317,507              $3,366,554              $628,795
 Due from Hartford Life
  Insurance Company                         1,118                      --                    --
 Receivable from fund shares
  sold                                         --                     125                    26
 Other assets                                  --                      --                    --
                                     ------------            ------------            ----------
 Total Assets                           3,318,625               3,366,679               628,821
                                     ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                     125                    26
 Payable for fund shares
  purchased                                 1,118                      --                    --
 Other liabilities                              1                       1                    --
                                     ------------            ------------            ----------
 Total Liabilities                          1,119                     126                    26
                                     ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $3,317,506              $3,366,553              $628,795
                                     ============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   MTB MANAGED
                                    ALLOCATION
                                     FUND --              OPPENHEIMER                                       OPPENHEIMER
                                   CONSERVATIVE              MIDCAP            OPPENHEIMER CAPITAL       GLOBAL SECURITIES
                                    GROWTH II               FUND VA             APPRECIATION FUND               FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                      --                       --                        --
   Class II                                 --                      --                       --                        --
   Class X                                  --                      --                       --                        --
   Class Y                                  --                      --                       --                        --
   Class 1                                  --                      --                       --                        --
   Class 2                                  --                      --                       --                        --
   Other                                56,942                  56,130                1,162,416                 5,870,401
                                    ----------            ------------            -------------            --------------
  Cost:
   Class I                                  --                      --                       --                        --
   Class II                                 --                      --                       --                        --
   Class X                                  --                      --                       --                        --
   Class Y                                  --                      --                       --                        --
   Class 1                                  --                      --                       --                        --
   Class 2                                  --                      --                       --                        --
   Other                              $597,228              $2,809,532              $47,260,100              $203,693,773
                                    ----------            ------------            -------------            --------------
  Market Value:
   Class I                                  --                      --                       --                        --
   Class II                                 --                      --                       --                        --
   Class X                                  --                      --                       --                        --
   Class Y                                  --                      --                       --                        --
   Class 1                                  --                      --                       --                        --
   Class 2                                  --                      --                       --                        --
   Other                              $593,901              $2,987,242              $54,377,811              $212,919,426
 Due from Hartford Life
  Insurance Company                         --                   4,670                  282,772                   410,401
 Receivable from fund shares
  sold                                      22                      --                       --                        --
 Other assets                               --                      --                        1                        --
                                    ----------            ------------            -------------            --------------
 Total Assets                          593,923               2,991,912               54,660,584               213,329,827
                                    ----------            ------------            -------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         22                      --                       --                        --
 Payable for fund shares
  purchased                                 --                   4,670                  282,772                   410,400
 Other liabilities                          --                      --                       --                         2
                                    ----------            ------------            -------------            --------------
 Total Liabilities                          22                   4,670                  282,772                   410,402
                                    ----------            ------------            -------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $593,901              $2,987,242              $54,377,812              $212,919,425
                                    ==========            ============            =============            ==============


                                                              OPPENHEIMER           PUTNAM
                                     OPPENHEIMER              MAIN STREET         DIVERSIFIED
                                  MAIN STREET FUND          SMALL CAP FUND          INCOME
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                  --
   Class II                                    --                       --                  --
   Class X                                     --                       --                  --
   Class Y                                     --                       --                  --
   Class 1                                     --                       --                  --
   Class 2                                     --                       --                  --
   Other                                  442,263                4,192,354           4,442,156
                                    -------------            -------------       -------------
  Cost:
   Class I                                     --                       --                  --
   Class II                                    --                       --                  --
   Class X                                     --                       --                  --
   Class Y                                     --                       --                  --
   Class 1                                     --                       --                  --
   Class 2                                     --                       --                  --
   Other                              $10,314,121              $76,048,732         $38,231,007
                                    -------------            -------------       -------------
  Market Value:
   Class I                                     --                       --                  --
   Class II                                    --                       --                  --
   Class X                                     --                       --                  --
   Class Y                                     --                       --                  --
   Class 1                                     --                       --                  --
   Class 2                                     --                       --                  --
   Other                              $11,224,634              $75,588,148         $38,646,760
 Due from Hartford Life
  Insurance Company                        19,388                  225,514               8,584
 Receivable from fund shares
  sold                                         --                       --                  --
 Other assets                                  --                        1                  --
                                    -------------            -------------       -------------
 Total Assets                          11,244,022               75,813,663          38,655,344
                                    -------------            -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                       --                  --
 Payable for fund shares
  purchased                                19,388                  225,514               8,584
 Other liabilities                             --                       --                  --
                                    -------------            -------------       -------------
 Total Liabilities                         19,388                  225,514               8,584
                                    -------------            -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $11,224,634              $75,588,149         $38,646,760
                                    =============            =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                      PUTNAM
                                                                                   INTERNATIONAL
                                    PUTNAM GLOBAL           PUTNAM GROWTH           GROWTH AND
                                   ASSET ALLOCATION           AND INCOME              INCOME
                                     SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                      --                   --
   Class II                                    --                      --                   --
   Class X                                     --                      --                   --
   Class Y                                     --                      --                   --
   Class 1                                     --                      --                   --
   Class 2                                     --                      --                   --
   Other                                  448,986                 308,066                3,174
                                     ============            ============            =========
  Cost:
   Class I                                     --                      --                   --
   Class II                                    --                      --                   --
   Class X                                     --                      --                   --
   Class Y                                     --                      --                   --
   Class 1                                     --                      --                   --
   Class 2                                     --                      --                   --
   Other                               $7,047,510              $8,076,942              $51,983
                                     ============            ============            =========
  Market Value:
   Class I                                     --                      --                   --
   Class II                                    --                      --                   --
   Class X                                     --                      --                   --
   Class Y                                     --                      --                   --
   Class 1                                     --                      --                   --
   Class 2                                     --                      --                   --
   Other                               $7,605,827              $7,122,486              $52,300
 Due from Hartford Life
  Insurance Company                         7,590                     668                4,470
 Receivable from fund shares
  sold                                         --                      --                   --
 Other assets                                  --                      --                   --
                                     ------------            ------------            ---------
 Total Assets                           7,613,417               7,123,154               56,770
                                     ------------            ------------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                   --
 Payable for fund shares
  purchased                                 7,590                     668                4,470
 Other liabilities                             --                      --                   --
                                     ------------            ------------            ---------
 Total Liabilities                          7,590                     668                4,470
                                     ------------            ------------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $7,605,827              $7,122,486              $52,300
                                     ============            ============            =========

(a)  From inception November 12, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  PUTNAM
                               INTERNATIONAL     PUTNAM         PUTNAM      PUTNAM SMALL
                                  EQUITY        INVESTORS      NEW VALUE      CAP VALUE
                                SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
-----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                --             --             --             --
   Class II                               --             --             --             --
   Class X                                --             --             --             --
   Class Y                                --             --             --             --
   Class 1                                --             --             --             --
   Class 2                                --             --             --             --
   Other                           4,298,946      1,909,748        657,023      3,063,701
                               =============  =============  =============  =============
  Cost:
   Class I                                --             --             --             --
   Class II                               --             --             --             --
   Class X                                --             --             --             --
   Class Y                                --             --             --             --
   Class 1                                --             --             --             --
   Class 2                                --             --             --             --
   Other                         $76,148,869    $22,527,289    $11,163,223    $69,837,884
                               =============  =============  =============  =============
  Market Value:
   Class I                                --             --             --             --
   Class II                               --             --             --             --
   Class X                                --             --             --             --
   Class Y                                --             --             --             --
   Class 1                                --             --             --             --
   Class 2                                --             --             --             --
   Other                         $81,508,021    $22,038,487    $10,262,705    $57,444,394
 Due from Hartford Life
  Insurance Company                   80,293        441,084             --         19,833
 Receivable from fund shares
  sold                                    --             --          3,434             --
 Other assets                             --             --             --             --
                               -------------  -------------  -------------  -------------
 Total Assets                     81,588,314     22,479,571     10,266,139     57,464,227
                               -------------  -------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --             --          3,434             --
 Payable for fund shares
  purchased                           80,293        441,084             --         19,833
 Other liabilities                         1             --             --             --
                               -------------  -------------  -------------  -------------
 Total Liabilities                    80,294        441,084          3,434         19,833
                               -------------  -------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $81,508,020    $22,038,487    $10,262,705    $57,444,394
                               =============  =============  =============  =============

                                     PUTNAM THE
                                   GEORGE PUTNAM                                       PUTNAM
                                   FUND OF BOSTON           PUTNAM VISTA              VOYAGER
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                                    --                      --                      --
   Class Y                                    --                      --                      --
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                                 556,237                  69,207                  69,396
                                    ============            ============            ============
  Cost:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                                    --                      --                      --
   Class Y                                    --                      --                      --
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                              $6,412,649                $993,505              $1,963,973
                                    ============            ============            ============
  Market Value:
   Class I                                    --                      --                      --
   Class II                                   --                      --                      --
   Class X                                    --                      --                      --
   Class Y                                    --                      --                      --
   Class 1                                    --                      --                      --
   Class 2                                    --                      --                      --
   Other                              $6,113,044              $1,056,092              $2,201,923
 Due from Hartford Life
  Insurance Company                       11,639                      --                      --
 Receivable from fund shares
  sold                                        --                     139                     463
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          6,124,683               1,056,231               2,202,386
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                     139                     463
 Payable for fund shares
  purchased                               11,639                      --                      --
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                        11,639                     139                     463
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $6,113,044              $1,056,092              $2,201,923
                                    ============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                          PIONEER OAK
                                                          RIDGE LARGE
                                    PIONEER FUND           CAP GROWTH
                                   VCT PORTFOLIO         VCT PORTFOLIO            ENTERPRISE
                                  SUB-ACCOUNT (I)         SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                   --                    --                  28,351
   Class II                              30,080                40,529                  48,085
   Class X                                   --                    --                      --
   Class Y                                   --                    --                      --
   Class 1                                   --                    --                      --
   Class 2                                   --                    --                      --
   Other                                     --                    --                      --
                                     ==========            ==========            ============
  Cost:
   Class I                                   --                    --                $623,882
   Class II                            $672,075              $479,967                 846,339
   Class X                                   --                    --                      --
   Class Y                                   --                    --                      --
   Class 1                                   --                    --                      --
   Class 2                                   --                    --                      --
   Other                                     --                    25                      --
                                     ==========            ==========            ============
  Market Value:
   Class I                                   --                    --                $495,295
   Class II                            $771,856              $528,499                 840,048
   Class X                                   --                    --                      --
   Class Y                                   --                    --                      --
   Class 1                                   --                    --                      --
   Class 2                                   --                    --                      --
   Other                                      1                    35                      --
 Due from Hartford Life
  Insurance Company                          --                    --                      --
 Receivable from fund shares
  sold                                      129                    83                      65
 Other assets                                --                    --                      --
                                     ----------            ----------            ------------
 Total Assets                           771,986               528,617               1,335,408
                                     ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         129                    83                      65
 Payable for fund shares
  purchased                                  --                    --                      --
 Other liabilities                           --                    34                      --
                                     ----------            ----------            ------------
 Total Liabilities                          129                   117                      65
                                     ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $771,857              $528,500              $1,335,343
                                     ==========            ==========            ============

(i) Effective November 9, 2007, Pioneer Value VCT Portfolio merged with Pioneer Fund VCT Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                GROWTH AND                        STRATEGIC             AGGRESSIVE
                                  INCOME        COMSTOCK            GROWTH           GROWTH PORTFOLIO
                                SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                            84,454             --               --                    --
   Class II                        2,250,168      5,902,662           10,545                32,019
   Class X                                --             --               --                    --
   Class Y                                --             --               --                    --
   Class 1                                --             --               --                    --
   Class 2                                --             --               --                    --
   Other                                  --             --               --                    --
                               =============  =============       ==========            ==========
  Cost:
   Class I                        $1,370,911             --               --                    --
   Class II                       46,159,551    $80,776,621         $279,448              $159,901
   Class X                                --             --               --                    --
   Class Y                                --             --               --                    --
   Class 1                                --             --               --                    --
   Class 2                                --             --               --                    --
   Other                                  --             --               --                    --
                               =============  =============       ==========            ==========
  Market Value:
   Class I                        $1,803,942             --               --                    --
   Class II                       47,951,076    $81,456,728         $351,046              $183,151
   Class X                                --             --               --                    --
   Class Y                                --             --               --                    --
   Class 1                                --             --               --                    --
   Class 2                                --             --               --                    --
   Other                                  --             --               --                    --
 Due from Hartford Life
  Insurance Company                   51,470        119,589               --                    --
 Receivable from fund shares
  sold                                    --             --               18                    41
 Other assets                             --             --               --                    --
                               -------------  -------------       ----------            ----------
 Total Assets                     49,806,488     81,576,317          351,064               183,192
                               -------------  -------------       ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --             --               18                    41
 Payable for fund shares
  purchased                           51,470        119,589               --                    --
 Other liabilities                        --             --               --                    --
                               -------------  -------------       ----------            ----------
 Total Liabilities                    51,470        119,589               18                    41
                               -------------  -------------       ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $49,755,018    $81,456,728         $351,046              $183,151
                               =============  =============       ==========            ==========

                                                         WELLS FARGO          WELLS FARGO
                                                        ADVANTAGE VT         ADVANTAGE VT
                                    GOVERNMENT          LARGE COMPANY          SMALL CAP
                                    PORTFOLIO            GROWTH FUND          GROWTH FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                   --                   --
   Class II                             63,876                   --                   --
   Class X                                  --                   --                   --
   Class Y                                  --                   --                   --
   Class 1                                  --                   --                   --
   Class 2                                  --                   --                   --
   Other                                    --                2,354                1,580
                                    ==========            =========            =========
  Cost:
   Class I                                  --                   --                   --
   Class II                           $596,344                   --                   --
   Class X                                  --                   --                   --
   Class Y                                  --                   --                   --
   Class 1                                  --                   --                   --
   Class 2                                  --                   --                   --
   Other                                    --              $22,291              $14,827
                                    ==========            =========            =========
  Market Value:
   Class I                                  --                   --                   --
   Class II                           $607,461                   --                   --
   Class X                                  --                   --                   --
   Class Y                                  --                   --                   --
   Class 1                                  --                   --                   --
   Class 2                                  --                   --                   --
   Other                                    --              $24,297              $15,308
 Due from Hartford Life
  Insurance Company                         --                   --                   --
 Receivable from fund shares
  sold                                     970                    1                    1
 Other assets                               --                   --                   --
                                    ----------            ---------            ---------
 Total Assets                          608,431               24,298               15,309
                                    ----------            ---------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        970                    1                    1
 Payable for fund shares
  purchased                                 --                   --                   --
 Other liabilities                          --                   --                   --
                                    ----------            ---------            ---------
 Total Liabilities                         970                    1                    1
                                    ----------            ---------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $607,461              $24,297              $15,308
                                    ==========            =========            =========

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  STI CLASSIC VT
                                     LARGE CAP          STI CLASSIC VT       STI CLASSIC VT         STI CLASSIC VT
                                      GROWTH            LARGE CAP CORE        MID-CAP CORE         LARGE CAP VALUE
                                    STOCK FUND           EQUITY FUND           EQUITY FUND           EQUITY FUND
                                  SUB-ACCOUNT (J)      SUB-ACCOUNT (K)       SUB-ACCOUNT (L)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                    --                   --                      --
   Class II                                 --                    --                   --                      --
   Class X                                  --                    --                   --                      --
   Class Y                                  --                    --                   --                      --
   Class 1                                  --                    --                   --                      --
   Class 2                                  --                    --                   --                      --
   Other                                 1,406                11,286                7,125                 129,439
                                     =========            ==========            =========            ============
  Cost:
   Class I                                  --                    --                   --                      --
   Class II                                 --                    --                   --                      --
   Class X                                  --                    --                   --                      --
   Class Y                                  --                    --                   --                      --
   Class 1                                  --                    --                   --                      --
   Class 2                                  --                    --                   --                      --
   Other                               $25,010              $141,081              $94,154              $2,112,874
                                     =========            ==========            =========            ============
  Market Value:
   Class I                                  --                    --                   --                      --
   Class II                                 --                    --                   --                      --
   Class X                                  --                    --                   --                      --
   Class Y                                  --                    --                   --                      --
   Class 1                                  --                    --                   --                      --
   Class 2                                  --                    --                   --                      --
   Other                               $25,693              $139,041              $86,710              $2,328,608
 Due from Hartford Life
  Insurance Company                         --                    --                   --                  11,138
 Receivable from fund shares
  sold                                       1                     7                    4                      --
 Other assets                               --                    --                   --                      --
                                     ---------            ----------            ---------            ------------
 Total Assets                           25,694               139,048               86,714               2,339,746
                                     ---------            ----------            ---------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          1                     7                    4                      --
 Payable for fund shares
  purchased                                 --                    --                   --                  11,138
 Other liabilities                          --                    --                   --                      --
                                     ---------            ----------            ---------            ------------
 Total Liabilities                           1                     7                    4                  11,138
                                     ---------            ----------            ---------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $25,693              $139,041              $86,710              $2,328,608
                                     =========            ==========            =========            ============

(j)  Funded as of June 11, 2007.

(k) Formerly STI Classic VT Large Cap Relative Value Fund. Change effective May 31, 2007.

(l)  Formerly STI Classic VT Mid-Cap Equity Fund. Change effective May 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD (BY SUB-ACCOUNT):
AllianceBernstein VP Balanced Wealth          3,476,529    $12.043388  to     $12.638593     $43,023,401
 Strategy
 Portfolio -- Class B
AllianceBernstein VP Global Research            183,410     10.843732  to      15.251626       2,727,525
 Growth
 Portfolio -- Class B
AllianceBernstein VP International Value     10,088,499     10.203042  to      15.623839     154,046,641
 Portfolio -- Class B
AllianceBernstein VP Small/Mid Cap Value      1,445,942     11.560375  to      12.131787      17,151,245
 Portfolio -- Class B
AllianceBernstein VP Value Portfolio --       5,522,576     11.286935  to      11.844777      63,968,685
 Class B
AllianceBernstein VPS International              49,593     10.493320  to      10.529980         521,465
 Growth Portfolio -- Class B
American Funds Global Growth Fund --            320,066      1.889019  to      17.985042       4,300,452
 Class 2
American Funds Growth Fund -- Class 2         3,087,940      1.546007  to      16.007709      34,030,792
American Funds Growth-Income Fund --          1,810,238      1.385135  to      14.739170      25,092,659
 Class 2
American Funds International Fund --          1,382,279      2.116001  to      19.459913      16,844,708
 Class 2
American Funds Global Small                     337,340      2.472943  to      25.430467       5,226,216
 Capitalization Fund -- Class 2
BB&T Mid Cap Growth VIF                       1,746,804      1.921515  to       2.247411       3,669,055
BB&T Capital Manager Equity VIF               1,333,165      1.151520  to       1.651028       1,729,776
BB&T Large Cap VIF                            2,568,711      1.598577  to       1.713950       4,322,391
BB&T Special Opportunities Equity VIF         8,209,212      1.688134  to       1.756853      14,290,483
BB&T Total Return Bond VIF                    2,658,741      1.069333  to       1.103453       2,910,144
Evergreen VA Balanced Fund -- Class I           577,235      1.039964  to       1.113690         621,494
Evergreen VA Growth Fund -- Class I           4,410,983      1.080915  to       1.585578       5,279,228
Evergreen VA International Equity Fund        1,338,331      1.339833  to       2.291471       2,010,131
 -- Class I
Evergreen VA Omega Fund -- Class I               60,936      0.697741  to       0.939459          44,335
Evergreen VA Special Values Fund --           7,153,776      1.446461  to       1.968555      11,951,975
 Class I
Evergreen VA Fundamental Large Cap Fund         173,396      1.329012  to       1.468101         246,329
 -- Class I
Fidelity(R) VIP Equity-Income -- Class        6,056,636     11.916841  to      12.505825      74,051,461
 SRV2
Fidelity(R) VIP Growth -- Class SRV2          1,838,492     13.580692  to      14.231633      25,628,953
Fidelity(R) VIP Contrafund(R) Class          28,559,428     13.989471  to      14.680736     410,770,352
 SRV2
Fidelity(R) VIP Mid Cap -- Class SRV2         7,136,450     13.697774  to      14.374716     100,279,866
Fidelity(R) VIP Value Strategies --             561,733     12.028191  to      12.622679       6,948,465
 Class SRV2
Fidelity(R) VIP Dynamic Capital                   2,266      9.539030  to       9.560421          21,639
 Appreciation Portfolio -- Class 2
Franklin Small-Mid Cap Growth Securities        558,148      1.302551  to      14.871642       3,957,663
 Fund -- Class 2
Franklin Strategic Income Securities          1,085,588      1.494425  to      16.301738      16,230,440
 Fund -- Class 1
Mutual Shares Securities Fund -- Class          942,700      1.528406  to      17.873570      13,996,363
 2
Templeton Developing Markets Securities         174,954      3.416340  to      29.724964       3,154,826
 Fund -- Class 1
Templeton Growth Securities Fund --             274,720      1.522683  to      16.124366       4,004,067
 Class 2
Hartford Advisers HLS Fund -- Class IA       18,508,192      1.215681  to       5.442392      28,287,149
Hartford LargeCap Growth HLS Fund --             10,280      9.794897  to       9.816844         100,909
 Class IA
Hartford Total Return Bond HLS Fund --      226,689,930      1.436363  to      13.808135     386,195,329
 Class IA
Hartford Dividend and Growth HLS Fund --    165,220,235      1.596005  to       4.179487     312,971,361
 Class IA
Hartford Fundamental Growth HLS Fund --       1,293,227      1.252075  to       1.333943       1,692,496
 Class IA
Hartford Global Advisers HLS Fund --          3,112,879      1.448549  to       2.341432       4,938,379
 Class IA
Hartford Global Growth HLS Fund -- Class      4,055,898      1.698782  to      14.203088       8,890,530
 IA
Hartford Disciplined Equity HLS Fund --     192,979,347      1.221724  to      12.618494     262,380,253
 Class IA
Hartford Growth HLS Fund -- Class IA          8,275,635      1.464573  to       1.576049      12,542,884
Hartford Growth Opportunities HLS Fund       25,790,886      1.948859  to      20.434681      53,455,583
 -- Class IA
Hartford High Yield HLS Fund -- Class        18,499,091      1.352034  to      11.936834      26,083,391
 IA

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund -- Class IA           6,315,115     $1.143306  to      $5.529186      $9,172,270
Hartford International Growth HLS Fund       20,030,390      1.907291  to      11.912146      39,632,228
 -- Class IA
Hartford International Small Company HLS      6,182,620      2.332801  to      10.151528      15,019,671
 Fund -- Class IA
Hartford International Opportunities HLS     41,441,160      1.710094  to      12.227564      78,718,154
 Fund -- Class IA
Hartford MidCap Growth HLS Fund -- Class         15,273      9.777219  to       9.797763         149,469
 IA
Hartford Money Market HLS Fund -- Class      46,249,295      1.038826  to       2.038627      59,920,984
 IA
Hartford Mortgage Securities HLS Fund --      5,756,772      1.314311  to       3.034214       8,397,334
 Class IA
Hartford SmallCap Value HLS Fund --               4,900      9.101084  to       9.120220          44,651
 Class IA
Hartford Small Company HLS Fund -- Class      7,977,937      1.546238  to       2.904548      16,076,826
 IA
Hartford SmallCap Growth HLS Fund --         15,518,757      1.311438  to      13.540773      21,505,266
 Class IA
Hartford Stock HLS Fund -- Class IA          14,867,480      1.113667  to       7.036465      21,119,733
Hartford U.S. Government Securities HLS     140,250,881      1.098120  to       1.184437     159,909,627
 Fund -- Class IA
Hartford Value HLS Fund -- Class IA          18,131,259      1.386464  to       1.505403      26,170,486
Hartford Value Opportunities HLS Fund --     12,840,708      1.447249  to      16.773721      19,607,554
 Class IA
Hartford Equity Income HLS Fund -- Class      7,856,023      1.450037  to       1.541964      11,789,255
 IA
Huntington VA Income Equity Fund              1,984,928      1.316182  to      14.572629       2,800,603
Huntington VA Dividend Capture Fund           2,922,607      1.423727  to      14.540797       5,114,553
Huntington VA Growth Fund                     1,594,205      0.985212  to      14.232030       1,949,318
Huntington VA Mid Corp America Fund           1,728,552      1.716189  to      18.354130       3,274,476
Huntington VA New Economy Fund                1,861,661      1.835001  to      19.939233       3,755,601
Huntington VA Rotating Markets Fund             670,912      1.565621  to      18.687527       1,246,749
Huntington VA International Equity Fund         188,610     15.887446  to      16.282287       3,049,116
Huntington VA Macro 100 Fund                  1,648,565      1.079664  to       1.116207       1,819,896
Huntington VA Mortgage Securities Fund          121,854     10.514016  to      10.775519       1,304,983
Huntington VA Situs Small Cap Fund            3,939,265      1.443681  to       1.492538       5,798,539
Lord Abbett All Value Portfolio -- Class        751,430     12.206180  to      12.791256       9,415,414
 VC
Lord Abbett America's Value Portfolio --        556,088     11.424297  to      11.971920       6,502,251
 Class VC
Lord Abbett Bond Debenture Fund -- Class      2,810,592     10.916673  to      11.456197      31,473,453
 VC
Lord Abbett Growth and Income Portfolio      12,604,039     11.696028  to      12.274113     151,658,037
 -- Class VC
Lord Abbett Large Cap Core Fund -- Class        409,253     12.520156  to      13.100410       5,253,487
 VC
MFS Core Equity Series -- Class INIT            114,341      1.216627  to      10.433334         641,377
MFS Emerging Growth Series -- Class             110,954      6.435608  to      10.254739         801,536
 INIT
MFS Investors Growth Stock Series --             54,720      6.847257  to       9.316867         431,405
 Class INIT
MFS Investors Trust Series -- Class             250,898      1.331219  to      10.748457       1,303,898
 INIT
MFS Total Return Series -- Class INIT           956,741      1.329842  to      14.851084      13,153,858
Equity and Income -- Class II                    18,431     14.676995  to      15.230246         275,714
Core Plus Fixed Income -- Class I               931,778      1.239946  to      14.601703      10,651,667
Emerging Markets Debt -- Class I                 51,716     18.378551  to      23.376960       1,076,257
Emerging Markets Equity -- Class I               72,555      3.579275  to      31.733290       1,894,021
Emerging Markets Equity -- Class II           1,396,155     13.517536  to      23.038258      31,358,660
High Yield -- Class I                           180,087      1.391435  to      11.743825       1,783,128
Mid Cap Growth -- Class II                      810,470     14.863779  to      15.576117      12,363,359
U.S. Mid Cap Value -- Class I                   296,688      1.568311  to      21.228770       5,317,359
U.S. Mid Cap Value -- Class II                  802,125     13.425485  to      14.068913      11,045,852
Focus Growth -- Class X                         668,230      1.333634  to      34.400937      11,110,172
Focus Growth -- Class Y                         347,432      8.111956  to       8.547613       2,939,880
Balanced Growth -- Class X                      718,430      1.356218  to      26.142135       6,164,232
Balanced Growth -- Class Y                      134,102     13.947661  to      14.637810       1,949,900

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
Capital Opportunities -- Class X                168,168     $1.508588  to     $14.309407      $2,169,928
Capital Opportunities -- Class Y                466,242      5.111479  to       5.436497       2,508,183
Developing Growth -- Class X                    108,758      1.942474  to      40.660810       3,398,458
Developing Growth -- Class Y                     72,662     10.806114  to      11.493181         825,552
Flexible Income -- Class X                      270,186      1.397865  to      14.845269       2,387,070
Flexible Income -- Class Y                      161,993     11.282737  to      12.000085       1,901,843
Dividend Growth -- Class X                      788,612      1.226769  to      30.498692      17,037,357
Dividend Growth -- Class Y                      202,373     12.390268  to      13.055590       2,620,865
Global Equity -- Class X                        336,594      1.696135  to      25.914544       6,565,864
Global Equity -- Class Y                         70,212     11.805397  to      12.555943         870,076
Growth -- Class X                               310,978      1.376764  to      24.554060       2,609,567
Growth -- Class Y                               110,069      8.205665  to       8.727445         934,903
Money Market -- Class X                         230,058     11.683329  to      13.835207       3,175,877
Money Market -- Class Y                         434,558     10.215179  to      10.864720       4,644,356
Utilities -- Class X                            305,469      1.895936  to      37.850885       4,400,184
Utilities -- Class Y                            125,259     11.721275  to      12.177150       1,514,737
Equally-Weighted S&P 500 -- Class X             602,985      1.504079  to      36.694511      10,922,514
Equally-Weighted S&P 500 -- Class Y             542,051     15.263891  to      16.234315       8,615,312
Small Company Growth -- Class II                 47,658     13.404473  to      13.969089         651,536
Global Franchise -- Class II                     60,630     18.455152  to      19.407659       1,157,875
MTB Large Cap Growth Fund II                  1,090,230      1.159425  to       1.194606       1,288,304
MTB Large Cap Value Fund II                   2,507,981      1.296207  to       1.335509       3,317,506
MTB Managed Allocation Fund -- Moderate       2,797,118      1.177618  to       1.213306       3,366,553
 Growth II
MTB Managed Allocation Fund --                   49,489     12.530085  to      12.791953         628,795
 Aggressive Growth II
MTB Managed Allocation Fund --                   53,284     10.974704  to      11.204078         593,901
 Conservative Growth II
Oppenheimer Midcap Fund VA -- Class SRV         256,041     11.376060  to      11.803633       2,987,242
Oppenheimer Capital Appreciation Fund --      4,340,689     12.205811  to      12.809096      54,377,812
 Class SRV
Oppenheimer Global Securities Fund --        15,360,765     10.304583  to      14.137670     212,868,431
 Class SRV
Oppenheimer Main Street Fund -- Class           933,132     11.763316  to      12.344736      11,224,634
 SRV
Oppenheimer Main Street Small Cap Fund        6,324,700     11.644211  to      12.219796      75,588,149
 -- Class SRV
Putnam Diversified Income -- Class IB         2,268,908     13.809063  to      18.865269      38,641,064
Putnam Global Asset Allocation -- Class         437,668      9.944940  to      38.469378       7,605,827
 IB
Putnam Growth and Income -- Class IB            265,351     11.122224  to      55.693138       7,122,486
Putnam International Growth and Income            5,365      9.746889  to       9.760552          52,300
 -- Class IB
Putnam International Equity -- Class IB       4,478,672     10.270794  to      26.666709      81,508,020
Putnam Investors -- Class IB                  2,405,721      6.842189  to      10.573923      22,038,487
Putnam New Value -- Class IB                    529,239     14.754219  to      21.041934      10,262,705
Putnam Small Cap Value -- Class IB            2,607,444     19.242065  to      23.443202      57,444,394
Putnam The George Putnam Fund of Boston         449,733     12.282903  to      14.135785       6,113,044
 -- Class IB
Putnam Vista -- Class IB                        126,280      5.731501  to      17.006719       1,056,092
Putnam Voyager -- Class IB                      137,889      5.533992  to      57.361079       2,201,923
Pioneer Fund VCT Portfolio -- Class II          646,168      1.190416  to       1.216169         771,857
Pioneer Oak Ridge Large Cap Growth VCT          476,183      1.097818  to       1.129146         528,500
 Portfolio -- Class II
Enterprise -- Class I                            51,033      9.697231  to       9.935661         495,296
Enterprise -- Class II                          126,770      6.329218  to       6.731727         840,047
Growth and Income -- Class I                    249,312      1.461243  to      16.726355       1,797,003
Growth and Income -- Class II                 2,804,128     16.242615  to      17.327605      47,951,076
Comstock -- Class II                          5,020,336     15.537611  to      16.457983      81,456,728

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
Strategic Growth -- Class II                     23,408    $14.590661  to     $15.344436        $351,046
Aggressive Growth Portfolio -- Class II          13,141     13.551542  to      14.122344         183,151
Government Portfolio -- Class II                 56,841     10.536728  to      10.975127         607,461
Wells Fargo Advantage VT Large Company           21,695      1.088666  to       1.135208          24,297
 Growth Fund
Wells Fargo Advantage VT Small Cap                9,821      1.514837  to       1.579591          15,308
 Growth Fund
STI Classic VT Large Cap Growth Stock             1,750     14.684099  to      14.684099          25,693
 Fund
STI Classic VT Large Cap Core Equity             78,790      1.735837  to       1.810091         139,041
 Fund
STI Classic VT Mid-Cap Core Equity Fund          46,757      1.828175  to       1.875333          86,710
STI Classic VT Large Cap Value Equity         1,213,930      1.804350  to      18.218073       2,328,608
 Fund
ANNUITY CONTRACTS IN THE ANNUITY PERIOD
 (BY SUB-ACCOUNT):
AllianceBernstein VP Balanced Wealth                482     12.495959  to      12.495959           6,022
 Strategy
 Portfolio -- Class B
American Funds Growth-Income Fund --                546     14.739170  to      14.739170           8,052
 Class 2
American Funds International Fund --                456     13.433973  to      13.433973           6,130
 Class 2
American Funds Global Small                       1,995     18.359209  to      25.430467          44,545
 Capitalization Fund -- Class 2
Fidelity(R) VIP Contrafund(R) -- Class            3,623     14.515095  to      14.515095          52,590
 SRV2
Hartford Total Return Bond HLS Fund --           44,741      1.564006  to       1.564006          69,975
 Class IA
Hartford Dividend and Growth HLS Fund --          3,640      1.748028  to       1.748028           6,362
 Class IA
Hartford High Yield HLS Fund -- Class            37,369      1.390217  to       1.390217          51,951
 IA
Hartford Money Market HLS Fund -- Class           4,737      1.185768  to       1.185768           5,617
 IA
Hartford Equity Income HLS Fund -- Class         19,656      1.520541  to       1.520541          29,888
 IA
Lord Abbett Growth and Income Portfolio           4,673     12.135566  to      12.135566          56,709
 -- Class VC
Lord Abbett Large Cap Core Fund -- Class            480     12.961509  to      12.961509           6,216
 VC
Emerging Markets Equity -- Class I                3,959     24.240658  to      31.733290         119,476
U.S. Mid Cap Value -- Class I                       937     15.289466  to      15.289466          14,319
Focus Growth -- Class X                           1,896     34.400937  to      34.400937          65,224
Balanced Growth -- Class X                        4,283     26.142135  to      26.142135         111,971
Capital Opportunities -- Class X                  1,700     14.309407  to      14.309407          24,324
Developing Growth -- Class X                        605     40.660810  to      40.660810          24,612
Dividend Growth -- Class X                        1,421     30.498692  to      30.498692          43,334
Global Equity -- Class X                          3,161     25.914544  to      25.914544          81,921
Equally-Weighted S&P 500 -- Class X               2,204     36.694511  to      36.694511          80,859
Oppenheimer Global Securities Fund --             3,648     13.978128  to      13.978128          50,994
 Class SRV
Putnam Diversified Income -- Class IB               307     18.556344  to      18.556344           5,696
Growth and Income -- Class I                        421     16.489414  to      16.489414           6,939

#  Rounded unit values

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN
                                    VP BALANCED        ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                                  WEALTH STRATEGY      VP GLOBAL RESEARCH      VP INTERNATIONAL
                                     PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $637,323                $2,900               $1,329,299
                                    -----------            ----------            -------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges           (460,724)              (31,866)              (2,031,802)
                                    -----------            ----------            -------------
  Net investment income (loss)          176,599               (28,966)                (702,503)
                                    -----------            ----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (3,831)                3,127                  108,237
 Net realized gain on
  distributions                         469,380                72,356                4,982,409
 Net unrealized appreciation
  (depreciation) of
  investments during the year           160,619               128,657                 (774,874)
                                    -----------            ----------            -------------
  Net gain (loss) on
   investments                          626,168               204,140                4,315,772
                                    -----------            ----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $802,767              $175,174               $3,613,269
                                    ===========            ==========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN                             ALLIANCEBERNSTEIN      AMERICAN FUNDS
                                 VP SMALL/MID CAP       ALLIANCEBERNSTEIN      VPS INTERNATIONAL      GLOBAL GROWTH
                                  VALUE PORTFOLIO      VP VALUE PORTFOLIO      GROWTH PORTFOLIO            FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (A)        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $96,724               $650,692                 $872              $111,669
                                   -------------          -------------            ---------            ----------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges            (225,883)              (872,488)                (561)              (72,488)
                                   -------------          -------------            ---------            ----------
  Net investment income
   (loss)                               (129,159)              (221,796)                 311                39,181
                                   -------------          -------------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   12,048                 (2,473)                  42               126,097
 Net realized gain on
  distributions                          904,650              1,486,281               31,643               169,993
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (1,365,650)            (5,325,146)             (32,309)              164,514
                                   -------------          -------------            ---------            ----------
  Net gain (loss) on
   investments                          (448,952)            (3,841,338)                (624)              460,604
                                   -------------          -------------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(578,111)           $(4,063,134)               $(313)             $499,785
                                   =============          =============            =========            ==========

                                                       AMERICAN FUNDS
                                  AMERICAN FUNDS        GROWTH-INCOME        AMERICAN FUNDS
                                   GROWTH FUND              FUND           INTERNATIONAL FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $263,787             $392,104              $236,919
                                   ------------          -----------          ------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges           (614,209)            (476,542)             (268,166)
                                   ------------          -----------          ------------
  Net investment income
   (loss)                              (350,422)             (84,438)              (31,247)
                                   ------------          -----------          ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               1,253,945              703,631               302,334
 Net realized gain on
  distributions                       2,377,379              867,895               772,402
 Net unrealized appreciation
  (depreciation) of
  investments during the year           166,692             (589,905)            1,595,212
                                   ------------          -----------          ------------
  Net gain (loss) on
   investments                        3,798,016              981,621             2,669,948
                                   ------------          -----------          ------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $3,447,594             $897,183            $2,638,701
                                   ============          ===========          ============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS
                                    GLOBAL SMALL                                BB&T CAPITAL
                                   CAPITALIZATION         BB&T MID CAP             MANAGER
                                        FUND               GROWTH VIF            EQUITY VIF
                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $155,402                   $34                $47,614
                                     ----------            ----------            -----------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (94,488)              (39,903)               (24,237)
                                     ----------            ----------            -----------
  Net investment income (loss)           60,914               (39,869)                23,377
                                     ----------            ----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 170,765                14,023                  9,433
 Net realized gain on
  distributions                         417,600               322,162                201,696
 Net unrealized appreciation
  (depreciation) of
  investments during the year           296,676               484,172               (220,926)
                                     ----------            ----------            -----------
  Net gain (loss) on
   investments                          885,041               820,357                 (9,797)
                                     ----------            ----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $945,955              $780,488                $13,580
                                     ==========            ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           BB&T SPECIAL
                                    BB&T LARGE            OPPORTUNITIES            BB&T TOTAL          EVERGREEN VA
                                      CAP VIF               EQUITY VIF          RETURN BOND VIF        BALANCED FUND
                                  SUB-ACCOUNT (B)          SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $83,422                    $ --              $110,895              $22,901
                                    -----------            ------------            ----------            ---------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (55,715)               (169,561)              (34,965)              (8,055)
                                    -----------            ------------            ----------            ---------
  Net investment income
   (loss)                                27,707                (169,561)               75,930               14,846
                                    -----------            ------------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (262,931)                 25,975                 1,521                  233
 Net realized gain on
  distributions                         839,953                 833,635                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (950,542)                384,804                55,918                9,527
                                    -----------            ------------            ----------            ---------
  Net gain (loss) on
   investments                         (373,520)              1,244,414                57,439                9,760
                                    -----------            ------------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(345,813)             $1,074,853              $133,369              $24,606
                                    ===========            ============            ==========            =========

                                                           EVERGREEN VA
                                    EVERGREEN VA          INTERNATIONAL        EVERGREEN VA
                                    GROWTH FUND            EQUITY FUND          OMEGA FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --               $44,949               $238
                                    ------------            ----------            -------
EXPENSE:
 Mortality and expense risk
  and administrative charges             (84,959)              (19,631)              (832)
                                    ------------            ----------            -------
  Net investment income
   (loss)                                (84,959)               25,318               (594)
                                    ------------            ----------            -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   18,507                 3,473                245
 Net realized gain on
  distributions                        1,004,688               131,855                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (513,437)              (32,352)             4,431
                                    ------------            ----------            -------
  Net gain (loss) on
   investments                           509,758               102,976              4,676
                                    ------------            ----------            -------
  Net increase (decrease) in
   net assets resulting from
   operations                           $424,799              $128,294             $4,082
                                    ============            ==========            =======

(b) Effective February 9, 2007, BB&T Large Cap Growth VIF merged with BB&T Large Cap VIF.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     EVERGREEN VA           EVERGREEN VA
                                    SPECIAL VALUES           FUNDAMENTAL          FIDELITY(R) VIP
                                         FUND              LARGE CAP FUND          EQUITY-INCOME
                                      SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $188,071               $2,675               $1,228,299
                                     -------------            ---------            -------------
EXPENSE:
 Mortality and expense risk
  and administrative charges              (195,539)              (3,978)              (1,007,403)
                                     -------------            ---------            -------------
  Net investment income (loss)              (7,468)              (1,303)                 220,896
                                     -------------            ---------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (28,599)               1,679                   19,268
 Net realized gain on
  distributions                          1,621,171               18,791                6,202,262
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,800,554)              (7,326)              (7,619,547)
                                     -------------            ---------            -------------
  Net gain (loss) on
   investments                          (1,207,982)              13,144               (1,398,017)
                                     -------------            ---------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(1,215,450)             $11,841              $(1,177,121)
                                     =============            =========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        FIDELITY(R)          FIDELITY(R)
                                  FIDELITY(R) VIP           VIP                  VIP               FIDELITY(R) VIP
                                       GROWTH          CONTRAFUND(R)           MID CAP            VALUE STRATEGIES
                                    SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $71,816           $2,853,510            $418,437                $31,999
                                    ------------       --------------       -------------            -----------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (321,285)          (4,717,209)         (1,329,411)               (84,634)
                                    ------------       --------------       -------------            -----------
  Net investment income
   (loss)                               (249,469)          (1,863,699)           (910,974)               (52,635)
                                    ------------       --------------       -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  163,993               25,464             (11,594)               (26,697)
 Net realized gain on
  distributions                           16,257           97,316,223           6,585,325                414,932
 Net unrealized appreciation
  (depreciation) of
  investments during the year          4,918,724          (50,500,431)          4,146,500               (445,350)
                                    ------------       --------------       -------------            -----------
  Net gain (loss) on
   investments                         5,098,974           46,841,256          10,720,231                (57,115)
                                    ------------       --------------       -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $4,849,505          $44,977,557          $9,809,257              $(109,750)
                                    ============       ==============       =============            ===========

                                 FIDELITY(R) VIP
                                 DYNAMIC CAPITAL      FRANKLIN SMALL-MID     FRANKLIN STRATEGIC
                                   APPRECIATION           CAP GROWTH          INCOME SECURITIES
                                    PORTFOLIO           SECURITIES FUND             FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $18                    $ --               $838,000
                                     --------             -----------            -----------
EXPENSE:
 Mortality and expense risk
  and administrative charges              (25)                (74,159)              (247,107)
                                     --------             -----------            -----------
  Net investment income
   (loss)                                  (7)                (74,159)               590,893
                                     --------             -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    --                 284,502                 15,666
 Net realized gain on
  distributions                         1,534                 302,417                 46,009
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,615)               (118,689)                25,843
                                     --------             -----------            -----------
  Net gain (loss) on
   investments                            (81)                468,230                 87,518
                                     --------             -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                            $(88)               $394,071               $678,411
                                     ========             ===========            ===========

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             TEMPLETON
                                    MUTUAL SHARES        DEVELOPING MARKETS       TEMPLETON GROWTH
                                   SECURITIES FUND        SECURITIES FUND          SECURITIES FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $216,359                $77,641                  $56,604
                                     -----------             ----------              -----------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges            (262,459)               (54,835)                 (75,779)
                                     -----------             ----------              -----------
  Net investment income (loss)           (46,100)                22,806                  (19,175)
                                     -----------             ----------              -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  357,586                310,814                   97,843
 Net realized gain on
  distributions                          529,717                232,825                  180,607
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (555,194)               144,456                 (228,895)
                                     -----------             ----------              -----------
  Net gain (loss) on
   investments                           332,109                688,095                   49,555
                                     -----------             ----------              -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $286,009               $710,901                  $30,380
                                     ===========             ==========              ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   FIFTH THIRD           FIFTH THIRD                                   FIFTH THIRD
                                    BALANCED          DISCIPLINED VALUE        FIFTH THIRD MID       QUALITY GROWTH
                                    VIP FUND               VIP FUND             CAP VIP FUND            VIP FUND
                                 SUB-ACCOUNT (C)       SUB-ACCOUNT (C)         SUB-ACCOUNT (C)       SUB-ACCOUNT (C)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,188                 $63,950                   $ --                 $ --
                                    ---------            ------------            -----------            ---------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges             (761)                (56,308)                (5,740)                (510)
                                    ---------            ------------            -----------            ---------
  Net investment income
   (loss)                                 427                   7,642                 (5,740)                (510)
                                    ---------            ------------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (8,051)               (961,164)              (150,488)              (4,182)
 Net realized gain on
  distributions                        17,717               1,692,716                229,653               13,308
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (4,211)               (397,027)               (23,009)              (2,835)
                                    ---------            ------------            -----------            ---------
  Net gain (loss) on
   investments                          5,455                 334,525                 56,156                6,291
                                    ---------            ------------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $5,882                $342,167                $50,416               $5,781
                                    =========            ============            ===========            =========

                                                        HARTFORD
                                 HARTFORD               LARGECAP            HARTFORD TOTAL
                                 ADVISERS                GROWTH               RETURN BOND
                                 HLS FUND               HLS FUND               HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $628,008               $337                $19,777,368
                               -------------              -----              -------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges        (388,194)               (70)                (4,815,344)
                               -------------              -----              -------------
  Net investment income
   (loss)                            239,814                267                 14,962,024
                               -------------              -----              -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (5,336)                --                     20,252
 Net realized gain on
  distributions                    2,983,643                 --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (2,087,184)               (69)                (4,713,092)
                               -------------              -----              -------------
  Net gain (loss) on
   investments                       891,123                (69)                (4,692,840)
                               -------------              -----              -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $1,130,937               $198                $10,269,184
                               =============              =====              =============

(a)  From inception November 12, 2007 to December 31, 2007.

(c)  This fund closed on October 12, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   HARTFORD                HARTFORD
                                 DIVIDEND AND            FUNDAMENTAL             HARTFORD
                                    GROWTH                  GROWTH           GLOBAL ADVISERS
                                   HLS FUND                HLS FUND              HLS FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT (D)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $5,127,067                  $442               $40,076
                                --------------            ----------            ----------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges        (3,694,710)              (14,862)              (61,211)
                                --------------            ----------            ----------
  Net investment income (loss)       1,432,357               (14,420)              (21,135)
                                --------------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 33,116                   692                 5,956
 Net realized gain on
  distributions                     23,217,982                83,213               329,531
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (12,000,418)               35,504               224,818
                                --------------            ----------            ----------
  Net gain (loss) on
   investments                      11,250,680               119,409               560,305
                                --------------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                      $12,683,037              $104,989              $539,170
                                ==============            ==========            ==========

(d) Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      HARTFORD
                                   HARTFORD          DISCIPLINED                                   HARTFORD GROWTH
                                GLOBAL GROWTH          EQUITY              HARTFORD GROWTH          OPPORTUNITIES
                                   HLS FUND           HLS FUND                 HLS FUND                HLS FUND
                               SUB-ACCOUNT (E)       SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,333          $2,655,031                  $2,224                 $66,115
                                 ------------       -------------            ------------            ------------
EXPENSE:
 Mortality and Expense
  Risk and Administrative
  Charges                            (105,105)         (3,774,270)               (159,986)               (608,077)
                                 ------------       -------------            ------------            ------------
  Net investment income
   (loss)                            (101,772)         (1,119,239)               (157,762)               (541,962)
                                 ------------       -------------            ------------            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (17,272)             15,793                  22,279                  17,076
 Net realized gain on
  distributions                       868,292             884,136                 800,333               7,992,377
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                606,494          14,496,300                 791,372               1,372,663
                                 ------------       -------------            ------------            ------------
  Net gain (loss) on
   investments                      1,457,514          15,396,229               1,613,984               9,382,116
                                 ------------       -------------            ------------            ------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $1,355,742         $14,276,990              $1,456,222              $8,840,154
                                 ============       =============            ============            ============

                                                                                   HARTFORD
                                                                                INTERNATIONAL
                                 HARTFORD HIGH          HARTFORD INDEX              GROWTH
                                YIELD HLS FUND             HLS FUND                HLS FUND
                                  SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (F)
--------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $1,995,456               $153,712                $254,969
                                 -------------            -----------            ------------
EXPENSE:
 Mortality and Expense
  Risk and Administrative
  Charges                             (330,525)              (122,068)               (451,712)
                                 -------------            -----------            ------------
  Net investment income
   (loss)                            1,664,931                 31,644                (196,743)
                                 -------------            -----------            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions                 781                 18,853                  18,000
 Net realized gain on
  distributions                             --                510,045               6,276,433
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (1,613,704)              (347,813)               (386,592)
                                 -------------            -----------            ------------
  Net gain (loss) on
   investments                      (1,612,923)               181,085               5,907,841
                                 -------------            -----------            ------------
  Net increase (decrease)
   in net assets resulting
   from operations                     $52,008               $212,729              $5,711,098
                                 =============            ===========            ============

(e)  Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

(f) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD            HARTFORD
                                     INTERNATIONAL       INTERNATIONAL
                                     SMALL COMPANY       OPPORTUNITIES          HARTFORD MIDCAP
                                       HLS FUND            HLS FUND             GROWTH HLS FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $250,629            $807,140                  $552
                                     -------------       -------------             ---------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges              (183,290)         (1,002,120)                 (131)
                                     -------------       -------------             ---------
  Net investment income (loss)              67,339            (194,980)                  421
                                     -------------       -------------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     30,951             423,303                   (74)
 Net realized gain on
  distributions                          2,215,935          13,908,571                10,963
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,834,619)          1,096,212               (11,452)
                                     -------------       -------------             ---------
  Net gain (loss) on
   investments                             412,267          15,428,086                  (563)
                                     -------------       -------------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                             $479,606         $15,233,106                 $(142)
                                     =============       =============             =========

(a)  From inception November 12, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             HARTFORD
                                      HARTFORD               MORTGAGE              HARTFORD           HARTFORD SMALL
                                    MONEY MARKET            SECURITIES          SMALLCAP VALUE            COMPANY
                                      HLS FUND               HLS FUND              HLS FUND              HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT (A)          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $2,114,008               $451,663                $340                  $33,405
                                    ------------            -----------            --------            -------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges            (672,130)              (111,103)                (57)                 (86,677)
                                    ------------            -----------            --------            -------------
  Net investment income
   (loss)                              1,441,878                340,560                 283                  (53,272)
                                    ------------            -----------            --------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                       --                    805                (103)                  12,241
 Net realized gain on
  distributions                               --                     --               2,538                1,681,246
 Net unrealized appreciation
  (depreciation) of
  investments during the year                 (3)              (201,418)             (2,739)              (1,199,853)
                                    ------------            -----------            --------            -------------
  Net gain (loss) on
   investments                                (3)              (200,613)               (304)                 493,634
                                    ------------            -----------            --------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,441,875               $139,947                $(21)                $440,362
                                    ============            ===========            ========            =============

                                 HARTFORD                                        HARTFORD U.S.
                                 SMALLCAP                                         GOVERNMENT
                                  GROWTH               HARTFORD STOCK             SECURITIES
                                 HLS FUND                 HLS FUND                 HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $65,842                 $219,794               $4,956,116
                               -------------            -------------            -------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges        (329,538)                (314,556)              (1,998,894)
                               -------------            -------------            -------------
  Net investment income
   (loss)                           (263,696)                 (94,762)               2,957,222
                               -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               19,675                   (3,629)                   4,009
 Net realized gain on
  distributions                    1,687,226                3,019,386                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (2,316,580)              (2,211,849)                 782,419
                               -------------            -------------            -------------
  Net gain (loss) on
   investments                      (609,679)                 803,908                  786,428
                               -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                      $(873,375)                $709,146               $3,743,650
                               =============            =============            =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                           HARTFORD VALUE             HARTFORD
                                   HARTFORD VALUE           OPPORTUNITIES           EQUITY INCOME
                                      HLS FUND                HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $297,000                 $265,581               $243,876
                                     -----------            -------------            -----------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (178,639)                (279,039)              (128,954)
                                     -----------            -------------            -----------
  Net investment income (loss)           118,361                  (13,458)               114,922
                                     -----------            -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    2,495                  (41,115)                (8,006)
 Net realized gain on
  distributions                          795,345                2,942,699                338,926
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (469,736)              (4,959,869)              (108,066)
                                     -----------            -------------            -----------
  Net gain (loss) on
   investments                           328,104               (2,058,285)               222,854
                                     -----------            -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $446,465              $(2,071,743)              $337,776
                                     ===========            =============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   HUNTINGTON VA          HUNTINGTON VA                               HUNTINGTON VA
                                   INCOME EQUITY            DIVIDEND            HUNTINGTON VA            MID CORP
                                       FUND               CAPTURE FUND           GROWTH FUND           AMERICA FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $46,080               $156,994                $5,357               $15,305
                                    -----------            -----------            ----------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (38,124)               (77,609)              (19,934)              (41,619)
                                    -----------            -----------            ----------            ----------
  Net investment income
   (loss)                                 7,956                 79,385               (14,577)              (26,314)
                                    -----------            -----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (554)                (1,291)                2,620                 1,536
 Net realized gain on
  distributions                          85,078                221,483                   176                30,509
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (133,204)              (721,252)              185,970               159,674
                                    -----------            -----------            ----------            ----------
  Net gain (loss) on
   investments                          (48,680)              (501,060)              188,766               191,719
                                    -----------            -----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(40,724)             $(421,675)             $174,189              $165,405
                                    ===========            ===========            ==========            ==========

                                  HUNTINGTON VA         HUNTINGTON VA        HUNTINGTON VA
                                   NEW ECONOMY            ROTATING           INTERNATIONAL
                                       FUND             MARKETS FUND          EQUITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $5,036               $6,566                  $377
                                    ----------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges           (45,019)             (12,571)              (32,226)
                                    ----------            ---------            ----------
  Net investment income
   (loss)                              (39,983)              (6,005)              (31,849)
                                    ----------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 12,128                  493                 3,899
 Net realized gain on
  distributions                         60,750               36,564                 4,225
 Net unrealized appreciation
  (depreciation) of
  investments during the year          283,820               12,568               284,979
                                    ----------            ---------            ----------
  Net gain (loss) on
   investments                         356,698               49,625               293,103
                                    ----------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $316,715              $43,620              $261,254
                                    ==========            =========            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                          HUNTINGTON VA        HUNTINGTON VA
                                    HUNTINGTON VA           MORTGAGE            SITUS SMALL
                                   MACRO 100 FUND        SECURITIES FUND          CAP FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $7,345              $20,870               $18,323
                                     -----------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges             (26,412)             (14,741)              (77,938)
                                     -----------            ---------            ----------
  Net investment income (loss)           (19,067)               6,129               (59,615)
                                     -----------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    3,444                  325                 8,840
 Net realized gain on
  distributions                          282,987                  222               305,679
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (348,261)              19,693               137,049
                                     -----------            ---------            ----------
  Net gain (loss) on
   investments                           (61,830)              20,240               451,568
                                     -----------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(80,897)             $26,369              $391,953
                                     ===========            =========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           LORD ABBETT                                     LORD ABBETT
                                  LORD ABBETT ALL        AMERICA'S VALUE        LORD ABBETT BOND           GROWTH AND
                                  VALUE PORTFOLIO           PORTFOLIO            DEBENTURE FUND         INCOME PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (G)            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $47,410               $193,702              $1,880,803               $1,867,343
                                    -----------            -----------            ------------            -------------
EXPENSE:
 Mortality and expense risk
  and administrative charges           (122,184)               (87,018)               (370,542)              (1,769,334)
                                    -----------            -----------            ------------            -------------
  Net investment income
   (loss)                               (74,774)               106,684               1,510,261                   98,009
                                    -----------            -----------            ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   5,354                  2,321                     311                   12,018
 Net realized gain on
  distributions                         354,909                204,369                 101,725               10,297,360
 Net unrealized appreciation
  (depreciation) of
  investments during the year            53,725               (304,943)               (674,147)              (9,461,550)
                                    -----------            -----------            ------------            -------------
  Net gain (loss) on
   investments                          413,988                (98,253)               (572,111)                 847,828
                                    -----------            -----------            ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $339,214                 $8,431                $938,150                 $945,837
                                    ===========            ===========            ============            =============

                                   LORD ABBETT
                                    LARGE CAP             MFS CORE            MFS EMERGING
                                    CORE FUND           EQUITY SERIES        GROWTH SERIES
                                 SUB-ACCOUNT (H)       SUB-ACCOUNT (I)        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $32,270               $2,442                  $ --
                                    ----------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges           (59,312)             (10,619)              (11,917)
                                    ----------            ---------            ----------
  Net investment income
   (loss)                              (27,042)              (8,177)              (11,917)
                                    ----------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  8,085               34,618                75,505
 Net realized gain on
  distributions                        181,877                   --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          120,735               38,587                63,123
                                    ----------            ---------            ----------
  Net gain (loss) on
   investments                         310,697               73,205               138,628
                                    ----------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $283,655              $65,028              $126,711
                                    ==========            =========            ==========

(g) Formerly Lord Abbett Bond-Debenture Portfolio. Change effective August 15, 2007.

(h) Formerly Lord Abbett Large-Cap Core Portfolio. Change effective August 15, 2007.

(i)  Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   MFS INVESTORS
                                   GROWTH STOCK         MFS INVESTORS            MFS TOTAL
                                      SERIES             TRUST SERIES          RETURN SERIES
                                    SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,451               $11,175               $368,449
                                     ---------            ----------            -----------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (6,839)              (22,913)              (252,008)
                                     ---------            ----------            -----------
  Net investment income (loss)          (5,388)              (11,738)               116,441
                                     ---------            ----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  7,695                74,408                260,641
 Net realized gain on
  distributions                             --                11,334                352,281
 Net unrealized appreciation
  (depreciation) of
  investments during the year           37,589                34,872               (376,977)
                                     ---------            ----------            -----------
  Net gain (loss) on
   investments                          45,284               120,614                235,945
                                     ---------            ----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $39,896              $108,876               $352,386
                                     =========            ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   EQUITY AND            CORE PLUS             EMERGING               EMERGING
                                     INCOME            FIXED INCOME          MARKETS DEBT          MARKETS EQUITY
                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $5,325               $411,325              $78,614                 $91,737
                                    --------            -----------            ---------            ------------
EXPENSE:
 Mortality and expense risk
  and administrative charges          (5,244)              (192,062)             (19,103)               (358,659)
                                    --------            -----------            ---------            ------------
  Net investment income
   (loss)                                 81                219,263               59,511                (266,922)
                                    --------            -----------            ---------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                5,910                 51,753                1,859                  36,206
 Net realized gain on
  distributions                        7,498                     --               33,590               2,472,707
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (8,089)               130,660              (48,612)              4,952,869
                                    --------            -----------            ---------            ------------
  Net gain (loss) on
   investments                         5,319                182,413              (13,163)              7,461,782
                                    --------            -----------            ---------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $5,400               $401,676              $46,348              $7,194,860
                                    ========            ===========            =========            ============

                                                            MID CAP                 U.S. MID
                                    HIGH YIELD               GROWTH                CAP VALUE
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $164,110                    $ --                 $93,259
                                    ----------            ------------            ------------
EXPENSE:
 Mortality and expense risk
  and administrative charges           (32,859)               (126,250)               (236,971)
                                    ----------            ------------            ------------
  Net investment income
   (loss)                              131,251                (126,250)               (143,712)
                                    ----------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (59,067)                 30,690                 172,684
 Net realized gain on
  distributions                             --                 380,649               1,547,398
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (28,539)              1,081,503                (848,661)
                                    ----------            ------------            ------------
  Net gain (loss) on
   investments                         (87,606)              1,492,842                 871,421
                                    ----------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $43,645              $1,366,592                $727,709
                                    ==========            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                     CAPITAL
                                     FOCUS GROWTH          BALANCED GROWTH        OPPORTUNITIES
                                     SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --               $229,597                  $ --
                                     ------------            -----------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges             (208,262)              (133,505)              (72,624)
                                     ------------            -----------            ----------
  Net investment income (loss)           (208,262)                96,092               (72,624)
                                     ------------            -----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   385,048                227,172               165,914
 Net realized gain on
  distributions                                --                732,102                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,542,029               (807,381)              670,221
                                     ------------            -----------            ----------
  Net gain (loss) on
   investments                          2,927,077                151,893               836,135
                                     ------------            -----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $2,718,815               $247,985              $763,511
                                     ============            ===========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     DEVELOPING
                                       GROWTH             FLEXIBLE INCOME         DIVIDEND GROWTH           GLOBAL EQUITY
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $16,435                $277,260                $257,757                   $51,503
                                    ------------            ------------            ------------            --------------
EXPENSE:
 Mortality and expense risk
  and administrative charges             (69,419)                (72,449)               (328,868)                 (116,418)
                                    ------------            ------------            ------------            --------------
  Net investment income
   (loss)                                (52,984)                204,811                 (71,111)                  (64,915)
                                    ------------            ------------            ------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  578,280                (230,331)                721,284                   329,184
 Net realized gain on
  distributions                               --                      --                      --                 1,141,553
 Net unrealized appreciation
  (depreciation) of
  investments during the year            373,665                 123,409                  91,089                  (303,799)
                                    ------------            ------------            ------------            --------------
  Net gain (loss) on
   investments                           951,945                (106,922)                812,373                 1,166,938
                                    ------------            ------------            ------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $898,961                 $97,889                $741,262                $1,102,023
                                    ============            ============            ============            ==============


                                       GROWTH               MONEY MARKET              UTILITIES
                                    SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                $348,480                  $105,121
                                    ------------            ------------            --------------
EXPENSE:
 Mortality and expense risk
  and administrative charges             (54,962)               (117,125)                  (87,685)
                                    ------------            ------------            --------------
  Net investment income
   (loss)                                (54,962)                231,355                    17,436
                                    ------------            ------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  157,153                      --                   569,959
 Net realized gain on
  distributions                               --                      --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            546,121                      --                   439,418
                                    ------------            ------------            --------------
  Net gain (loss) on
   investments                           703,274                      --                 1,009,377
                                    ------------            ------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $648,312                $231,355                $1,026,813
                                    ============            ============            ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                   EQUALLY-WEIGHTED         SMALL COMPANY
                                        S&P 500                GROWTH           GLOBAL FRANCHISE
                                      SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $322,703                 $ --                  $ --
                                     -------------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges              (370,829)             (13,530)              (22,730)
                                     -------------            ---------            ----------
  Net investment income (loss)             (48,126)             (13,530)              (22,730)
                                     -------------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  1,868,955                4,808                21,567
 Net realized gain on
  distributions                          2,119,306               54,962               108,848
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (3,773,902)             (44,925)              (15,512)
                                     -------------            ---------            ----------
  Net gain (loss) on
   investments                             214,359               14,845               114,903
                                     -------------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                             $166,233               $1,315               $92,173
                                     =============            =========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               MTB MANAGED           MTB MANAGED
                                                                                ALLOCATION           ALLOCATION
                                                                                 FUND --               FUND --
                                  MTB LARGE CAP         MTB LARGE CAP            MODERATE            AGGRESSIVE
                                 GROWTH FUND II         VALUE FUND II           GROWTH II             GROWTH II
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $4,605                $31,206               $69,890               $7,647
                                    ---------            -----------            ----------            ---------
EXPENSE:
 Mortality and expense risk
  and administrative charges          (15,534)               (40,721)              (40,218)              (7,435)
                                    ---------            -----------            ----------            ---------
  Net investment income
   (loss)                             (10,929)                (9,515)               29,672                  212
                                    ---------            -----------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 1,654                 (1,362)                6,556               (3,665)
 Net realized gain on
  distributions                        86,394                116,206               103,894               28,398
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (12,438)              (146,845)                6,873                 (123)
                                    ---------            -----------            ----------            ---------
  Net gain (loss) on
   investments                         75,610                (32,001)              117,323               24,610
                                    ---------            -----------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $64,681               $(41,516)             $146,995              $24,822
                                    =========            ===========            ==========            =========

                                   MTB MANAGED
                                   ALLOCATION
                                     FUND --            OPPENHEIMER
                                  CONSERVATIVE             MIDCAP           OPPENHEIMER CAPITAL
                                    GROWTH II             FUND VA            APPRECIATION FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $12,674                  $ --                   $3,380
                                    ---------            ----------             ------------
EXPENSE:
 Mortality and expense risk
  and administrative charges           (5,517)              (41,875)                (655,804)
                                    ---------            ----------             ------------
  Net investment income
   (loss)                               7,157               (41,875)                (652,424)
                                    ---------            ----------             ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   531                31,394                   90,975
 Net realized gain on
  distributions                        11,563                    --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,444)              101,825                5,023,281
                                    ---------            ----------             ------------
  Net gain (loss) on
   investments                          6,650               133,219                5,114,256
                                    ---------            ----------             ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $13,807               $91,344               $4,461,832
                                    =========            ==========             ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                      OPPENHEIMER                                     OPPENHEIMER
                                   GLOBAL SECURITIES          OPPENHEIMER             MAIN STREET
                                         FUND              MAIN STREET FUND         SMALL CAP FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,543,906                $70,625                  $92,479
                                     -------------            -----------            -------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges            (2,469,722)              (163,560)              (1,036,087)
                                     -------------            -----------            -------------
  Net investment income (loss)            (925,816)               (92,935)                (943,608)
                                     -------------            -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (1,404)                 7,448                  (17,204)
 Net realized gain on
  distributions                          6,456,644                     --                2,000,089
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (893,806)               219,030               (4,489,264)
                                     -------------            -----------            -------------
  Net gain (loss) on
   investments                           5,561,434                226,478               (2,506,379)
                                     -------------            -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $4,635,618               $133,543              $(3,449,987)
                                     =============            ===========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                             PUTNAM
                                       PUTNAM                                                             INTERNATIONAL
                                    DIVERSIFIED            PUTNAM GLOBAL           PUTNAM GROWTH           GROWTH AND
                                       INCOME            ASSET ALLOCATION           AND INCOME               INCOME
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $1,253,141                $29,641                  $60,157               $ --
                                    ------------            -----------            -------------              -----
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges            (442,814)              (105,574)                 (88,996)               (60)
                                    ------------            -----------            -------------              -----
  Net investment income
   (loss)                                810,327                (75,933)                 (28,839)               (60)
                                    ------------            -----------            -------------              -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (3,392)                 7,545                    7,103                 --
 Net realized gain on
  distributions                               --                     --                  691,250                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                970                115,381               (1,318,269)               317
                                    ------------            -----------            -------------              -----
  Net gain (loss) on
   investments                            (2,422)               122,926                 (619,916)               317
                                    ------------            -----------            -------------              -----
  Net increase (decrease) in
   net assets resulting from
   operations                           $807,905                $46,993                $(648,755)              $257
                                    ============            ===========            =============              =====


                                  PUTNAM
                               INTERNATIONAL          PUTNAM              PUTNAM
                                  EQUITY             INVESTORS           NEW VALUE
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $1,878,427             $13,909            $109,177
                               -------------       -------------       -------------
EXPENSE:
 Mortality and Expense Risk
  and Administrative Charges      (1,138,501)           (133,495)           (165,361)
                               -------------       -------------       -------------
  Net investment income
   (loss)                            739,926            (119,586)            (56,184)
                               -------------       -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               72,960              10,520             (24,727)
 Net realized gain on
  distributions                    8,131,653                  --             913,501
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (4,997,563)           (898,792)         (1,617,428)
                               -------------       -------------       -------------
  Net gain (loss) on
   investments                     3,207,050            (888,272)           (728,654)
                               -------------       -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $3,946,976         $(1,007,858)          $(784,838)
                               =============       =============       =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                          PUTNAM THE
                                 PUTNAM SMALL            GEORGE PUTNAM
                                  CAP VALUE             FUND OF BOSTON         PUTNAM VISTA
                                 SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $301,028               $119,563                 $ --
                                --------------            -----------            ---------
EXPENSE:
 Mortality and expense risk
  and administrative charges          (897,835)               (80,966)             (16,136)
                                --------------            -----------            ---------
  Net investment income (loss)        (596,807)                38,597              (16,136)
                                --------------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (115,078)                (6,189)              13,495
 Net realized gain on
  distributions                      6,020,565                414,994                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (15,155,753)              (542,312)              14,640
                                --------------            -----------            ---------
  Net gain (loss) on
   investments                      (9,250,266)              (133,507)              28,135
                                --------------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                      $(9,847,073)              $(94,910)             $11,999
                                ==============            ===========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              PIONEER OAK
                                                                              RIDGE LARGE
                                      PUTNAM            PIONEER FUND          CAP GROWTH
                                     VOYAGER            VCT PORTFOLIO        VCT PORTFOLIO          ENTERPRISE
                                   SUB-ACCOUNT         SUB-ACCOUNT (J)        SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --              $12,287               $1,028                $3,860
                                    ----------            ---------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  and administrative charges           (35,126)             (16,403)             (10,404)              (23,582)
                                    ----------            ---------            ---------            ----------
  Net investment income
   (loss)                              (35,126)              (4,116)              (9,376)              (19,722)
                                    ----------            ---------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 29,484               12,141                5,593                 9,511
 Net realized gain on
  distributions                             --               14,426                2,095                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           79,377               (1,955)              34,651               165,453
                                    ----------            ---------            ---------            ----------
  Net gain (loss) on
   investments                         108,861               24,612               42,339               174,964
                                    ----------            ---------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $73,735              $20,496              $32,963              $155,242
                                    ==========            =========            =========            ==========


                                GROWTH AND                                  STRATEGIC
                                  INCOME             COMSTOCK                GROWTH
                                SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $480,844          $1,102,817                 $ --
                               -------------       -------------            ---------
EXPENSE:
 Mortality and expense risk
  and administrative charges        (643,835)         (1,236,669)              (6,015)
                               -------------       -------------            ---------
  Net investment income
   (loss)                           (162,991)           (133,852)              (6,015)
                               -------------       -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              278,636              19,580                5,411
 Net realized gain on
  distributions                    1,282,233           1,532,019                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,653,818)         (5,274,640)              36,533
                               -------------       -------------            ---------
  Net gain (loss) on
   investments                       (92,949)         (3,723,041)              41,944
                               -------------       -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                      $(255,940)        $(3,856,893)             $35,929
                               =============       =============            =========

(j) Effective November 9, 2007, Pioneer Value VCT Portfolio merged with Pioneer Fund VCT Portfolio.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                     AGGRESSIVE            GOVERNMENT
                                  GROWTH PORTFOLIO          PORTFOLIO
                                     SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --               $25,103
                                      ---------             ---------
EXPENSE:
 Mortality and expense risk
  and administrative charges             (4,931)              (12,828)
                                      ---------             ---------
  Net investment income (loss)           (4,931)               12,275
                                      ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  11,195                   305
 Net realized gain on
  distributions                          16,956                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             9,514                14,414
                                      ---------             ---------
  Net gain (loss) on
   investments                           37,665                14,719
                                      ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $32,734               $26,994
                                      =========             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO         WELLS FARGO       STI CLASSIC VT
                                  ADVANTAGE VT        ADVANTAGE VT          LARGE CAP
                                  LARGE COMPANY         SMALL CAP            GROWTH
                                   GROWTH FUND         GROWTH FUND         STOCK FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (K)
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                $ --                 $82
                                     -------             -------             -------
EXPENSE:
 Mortality and expense risk
  and administrative charges            (367)               (235)               (270)
                                     -------             -------             -------
  Net investment income
   (loss)                               (367)               (235)               (188)
                                     -------             -------             -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  155                 218                  65
 Net realized gain on
  distributions                           --               2,373               1,460
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,473                (785)                683
                                     -------             -------             -------
  Net gain (loss) on
   investments                         1,628               1,806               2,208
                                     -------             -------             -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,261              $1,571              $2,020
                                     =======             =======             =======


                                 STI CLASSIC VT       STI CLASSIC VT        STI CLASSIC VT
                                 LARGE CAP CORE        MID-CAP CORE         LARGE CAP VALUE
                                  EQUITY FUND           EQUITY FUND           EQUITY FUND
                                SUB-ACCOUNT (L)       SUB-ACCOUNT (M)         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $1,530                  $190               $32,551
                                    --------             ---------             ---------
EXPENSE:
 Mortality and expense risk
  and administrative charges          (2,344)               (1,408)              (32,393)
                                    --------             ---------             ---------
  Net investment income
   (loss)                               (814)               (1,218)                  158
                                    --------             ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   89                   110                 2,636
 Net realized gain on
  distributions                        7,645                11,282                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (8,715)               (8,722)                6,974
                                    --------             ---------             ---------
  Net gain (loss) on
   investments                          (981)                2,670                 9,610
                                    --------             ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(1,795)               $1,452                $9,768
                                    ========             =========             =========

(k) Funded as of June 11, 2007.

(l) Formerly STI Classic VT Large Cap Relative Value Fund. Change effective May 31, 2007.

(m) Formerly STI Classic VT Mid-Cap Equity Fund. Change effective May 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED          ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY        VP GLOBAL RESEARCH        VP INTERNATIONAL
                                       PORTFOLIO            GROWTH PORTFOLIO         VALUE PORTFOLIO
                                      SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $176,599                $(28,966)                $(702,503)
 Net realized gain (loss) on
  security transactions                     (3,831)                  3,127                   108,237
 Net realized gain on
  distributions                            469,380                  72,356                 4,982,409
 Net unrealized appreciation
  (depreciation) of
  investments during the year              160,619                 128,657                  (774,874)
                                     -------------            ------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                               802,767                 175,174                 3,613,269
                                     -------------            ------------            --------------
UNIT TRANSACTIONS:
 Purchases                              11,565,456                 998,731                39,486,002
 Net transfers                          10,524,598                 174,425                15,960,252
 Surrenders for benefit
  payments and fees                     (1,270,777)                (65,730)               (6,531,808)
 Net annuity transactions                     (449)                     --                        --
                                     -------------            ------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     20,818,828               1,107,426                48,914,446
                                     -------------            ------------            --------------
 Net increase (decrease) in
  net assets                            21,621,595               1,282,600                52,527,715
NET ASSETS:
 Beginning of year                      21,407,828               1,444,925               101,518,926
                                     -------------            ------------            --------------
 End of year                           $43,029,423              $2,727,525              $154,046,641
                                     =============            ============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN                               ALLIANCEBERNSTEIN           AMERICAN
                                  VP SMALL/MID CAP         ALLIANCEBERNSTEIN      VPS INTERNATIONAL         FUNDS GLOBAL
                                   VALUE PORTFOLIO        VP VALUE PORTFOLIO       GROWTH PORTFOLIO         GROWTH FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(129,159)               $(221,796)                 $311                 $39,181
 Net realized gain (loss) on
  security transactions                    12,048                   (2,473)                   42                 126,097
 Net realized gain on
  distributions                           904,650                1,486,281                31,643                 169,993
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,365,650)              (5,325,146)              (32,309)                164,514
                                    -------------            -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (578,111)              (4,063,134)                 (313)                499,785
                                    -------------            -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                              4,882,516               15,698,684               111,357                  25,782
 Net transfers                          2,875,662               10,246,628               416,854                 214,155
 Surrenders for benefit
  payments and fees                      (430,410)              (2,659,996)               (6,433)               (424,251)
 Net annuity transactions                      --                       --                    --                      --
                                    -------------            -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,327,768               23,285,316               521,778                (184,314)
                                    -------------            -------------            ----------            ------------
 Net increase (decrease) in
  net assets                            6,749,657               19,222,182               521,465                 315,471
NET ASSETS:
 Beginning of year                     10,401,588               44,746,503                    --               3,984,981
                                    -------------            -------------            ----------            ------------
 End of year                          $17,151,245              $63,968,685              $521,465              $4,300,452
                                    =============            =============            ==========            ============

                                                            AMERICAN FUNDS
                                   AMERICAN FUNDS            GROWTH-INCOME           AMERICAN FUNDS
                                     GROWTH FUND                 FUND              INTERNATIONAL FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(350,422)                $(84,438)                $(31,247)
 Net realized gain (loss) on
  security transactions                 1,253,945                  703,631                  302,334
 Net realized gain on
  distributions                         2,377,379                  867,895                  772,402
 Net unrealized appreciation
  (depreciation) of
  investments during the year             166,692                 (589,905)               1,595,212
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,447,594                  897,183                2,638,701
                                    -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                217,235                  198,065                  173,007
 Net transfers                           (517,456)                (327,610)                 385,673
 Surrenders for benefit
  payments and fees                    (3,061,892)              (2,051,878)              (1,538,300)
 Net annuity transactions                      --                    8,052                    6,130
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (3,362,113)              (2,173,371)                (973,490)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets                               85,481               (1,276,188)               1,665,211
NET ASSETS:
 Beginning of year                     33,945,311               26,376,899               15,185,627
                                    -------------            -------------            -------------
 End of year                          $34,030,792              $25,100,711              $16,850,838
                                    =============            =============            =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS
                                     GLOBAL SMALL                                    BB&T CAPITAL
                                    CAPITALIZATION           BB&T MID CAP              MANAGER
                                         FUND                 GROWTH VIF              EQUITY VIF
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $60,914                $(39,869)                $23,377
 Net realized gain (loss) on
  security transactions                   170,765                  14,023                   9,433
 Net realized gain on
  distributions                           417,600                 322,162                 201,696
 Net unrealized appreciation
  (depreciation) of
  investments during the year             296,676                 484,172                (220,926)
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              945,955                 780,488                  13,580
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                  3,953                 724,476                 532,989
 Net transfers                           (214,591)                171,394                 (94,234)
 Surrenders for benefit
  payments and fees                      (514,912)                (96,545)                (81,670)
 Net annuity transactions                  12,703                      --                      --
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (712,847)                799,325                 357,085
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                              233,108               1,579,813                 370,665
NET ASSETS:
 Beginning of year                      5,037,653               2,089,242               1,359,111
                                     ------------            ------------            ------------
 End of year                           $5,270,761              $3,669,055              $1,729,776
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       BB&T SPECIAL
                                     BB&T LARGE        OPPORTUNITIES             BB&T TOTAL            EVERGREEN VA
                                      CAP VIF           EQUITY VIF            RETURN BOND VIF         BALANCED FUND
                                  SUB-ACCOUNT (B)       SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $27,707           $(169,561)                $75,930               $14,846
 Net realized gain (loss) on
  security transactions                 (262,931)             25,975                   1,521                   233
 Net realized gain on
  distributions                          839,953             833,635                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (950,542)            384,804                  55,918                 9,527
                                    ------------       -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (345,813)          1,074,853                 133,369                24,606
                                    ------------       -------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             1,412,413           4,371,000                 776,571               164,155
 Net transfers                           351,601           1,560,810                 266,651               157,013
 Surrenders for benefit
  payments and fees                     (104,755)           (623,068)               (182,153)               (7,081)
 Net annuity transactions                     --                  --                      --                    --
                                    ------------       -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,659,259           5,308,742                 861,069               314,087
                                    ------------       -------------            ------------            ----------
 Net increase (decrease) in
  net assets                           1,313,446           6,383,595                 994,438               338,693
NET ASSETS:
 Beginning of year                     3,008,945           7,906,888               1,915,706               282,801
                                    ------------       -------------            ------------            ----------
 End of year                          $4,322,391         $14,290,483              $2,910,144              $621,494
                                    ============       =============            ============            ==========

                                                            EVERGREEN VA
                                    EVERGREEN VA           INTERNATIONAL          EVERGREEN VA
                                    GROWTH FUND             EQUITY FUND            OMEGA FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(84,959)                $25,318                $(594)
 Net realized gain (loss) on
  security transactions                   18,507                   3,473                  245
 Net realized gain on
  distributions                        1,004,688                 131,855                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (513,437)                (32,352)               4,431
                                    ------------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             424,799                 128,294                4,082
                                    ------------            ------------            ---------
UNIT TRANSACTIONS:
 Purchases                               607,731                 895,981                   --
 Net transfers                           131,203                 313,616               (1,054)
 Surrenders for benefit
  payments and fees                     (206,278)                (52,225)                (271)
 Net annuity transactions                     --                      --                   --
                                    ------------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      532,656               1,157,372               (1,325)
                                    ------------            ------------            ---------
 Net increase (decrease) in
  net assets                             957,455               1,285,666                2,757
NET ASSETS:
 Beginning of year                     4,321,773                 724,465               41,578
                                    ------------            ------------            ---------
 End of year                          $5,279,228              $2,010,131              $44,335
                                    ============            ============            =========

(b) Effective February 9, 2007, BB&T Large Cap Growth VIF merged with BB&T Large Cap VIF.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     EVERGREEN VA            EVERGREEN VA
                                    SPECIAL VALUES           FUNDAMENTAL           FIDELITY(R) VIP
                                         FUND               LARGE CAP FUND          EQUITY-INCOME
                                      SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(7,468)              $(1,303)                $220,896
 Net realized gain (loss) on
  security transactions                    (28,599)                1,679                   19,268
 Net realized gain on
  distributions                          1,621,171                18,791                6,202,262
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,800,554)               (7,326)              (7,619,547)
                                     -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,215,450)               11,841               (1,177,121)
                                     -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                               3,110,917                52,727               17,363,435
 Net transfers                             867,424               (10,279)              10,050,141
 Surrenders for benefit
  payments and fees                       (518,642)                 (543)              (3,025,629)
 Net annuity transactions                       --                    --                       --
                                     -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      3,459,699                41,905               24,387,947
                                     -------------            ----------            -------------
 Net increase (decrease) in
  net assets                             2,244,249                53,746               23,210,826
NET ASSETS:
 Beginning of year                       9,707,726               192,583               50,840,635
                                     -------------            ----------            -------------
 End of year                           $11,951,975              $246,329              $74,051,461
                                     =============            ==========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP          FIDELITY(R) VIP
                                   GROWTH             CONTRAFUND(R)            MID CAP              VALUE STRATEGIES
                                 SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(249,469)          $(1,863,699)            $(910,974)                $(52,635)
 Net realized gain (loss) on
  security transactions               163,993                25,464               (11,594)                 (26,697)
 Net realized gain on
  distributions                        16,257            97,316,223             6,585,325                  414,932
 Net unrealized appreciation
  (depreciation) of
  investments during the year       4,918,724           (50,500,431)            4,146,500                 (445,350)
                                -------------        --------------        --------------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        4,849,505            44,977,557             9,809,257                 (109,750)
                                -------------        --------------        --------------             ------------
UNIT TRANSACTIONS:
 Purchases                          5,213,644           102,394,403            19,620,820                2,874,349
 Net transfers                      1,577,115            57,048,611             7,842,909                1,295,694
 Surrenders for benefit
  payments and fees                (1,029,625)          (14,201,851)           (3,405,550)                (302,140)
 Net annuity transactions                  --                (3,712)                   --                       --
                                -------------        --------------        --------------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 5,761,134           145,237,451            24,058,179                3,867,903
                                -------------        --------------        --------------             ------------
 Net increase (decrease) in
  net assets                       10,610,639           190,215,008            33,867,436                3,758,153
NET ASSETS:
 Beginning of year                 15,018,314           220,607,934            66,412,430                3,190,312
                                -------------        --------------        --------------             ------------
 End of year                      $25,628,953          $410,822,942          $100,279,866               $6,948,465
                                =============        ==============        ==============             ============

                                 FIDELITY(R) VIP
                                 DYNAMIC CAPITAL      FRANKLIN SMALL-MID      FRANKLIN STRATEGIC
                                  APPRECIATION            CAP GROWTH           INCOME SECURITIES
                                    PORTFOLIO          SECURITIES FUND               FUND
                                 SUB-ACCOUNT (A)         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(7)               $(74,159)                $590,893
 Net realized gain (loss) on
  security transactions                    --                 284,502                   15,666
 Net realized gain on
  distributions                         1,534                 302,417                   46,009
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,615)               (118,689)                  25,843
                                    ---------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (88)                394,071                  678,411
                                    ---------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                             14,109                  40,899                   70,858
 Net transfers                          7,618                (307,849)               7,319,993
 Surrenders for benefit
  payments and fees                        --                (493,744)              (3,115,120)
 Net annuity transactions                  --                      --                       --
                                    ---------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    21,727                (760,694)               4,275,731
                                    ---------            ------------            -------------
 Net increase (decrease) in
  net assets                           21,639                (366,623)               4,954,142
NET ASSETS:
 Beginning of year                         --               4,324,286               11,276,298
                                    ---------            ------------            -------------
 End of year                          $21,639              $3,957,663              $16,230,440
                                    =========            ============            =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                               TEMPLETON
                                     MUTUAL SHARES         DEVELOPING MARKETS       TEMPLETON GROWTH
                                    SECURITIES FUND         SECURITIES FUND         SECURITIES FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(46,100)                $22,806                $(19,175)
 Net realized gain (loss) on
  security transactions                    357,586                 310,814                  97,843
 Net realized gain on
  distributions                            529,717                 232,825                 180,607
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (555,194)                144,456                (228,895)
                                     -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               286,009                 710,901                  30,380
                                     -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                  83,040                  14,255                  26,215
 Net transfers                             (23,099)               (465,134)               (109,445)
 Surrenders for benefit
  payments and fees                     (1,377,313)               (319,094)               (243,145)
 Net annuity transactions                       --                      --                      --
                                     -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,317,372)               (769,973)               (326,375)
                                     -------------            ------------            ------------
 Net increase (decrease) in
  net assets                            (1,031,363)                (59,072)               (295,995)
NET ASSETS:
 Beginning of year                      15,027,726               3,213,898               4,300,062
                                     -------------            ------------            ------------
 End of year                           $13,996,363              $3,154,826              $4,004,067
                                     =============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    FIFTH THIRD             FIFTH THIRD                                    FIFTH THIRD
                                     BALANCED            DISCIPLINED VALUE        FIFTH THIRD MID        QUALITY GROWTH
                                     VIP FUND                VIP FUND              CAP VIP FUND             VIP FUND
                                  SUB-ACCOUNT (C)         SUB-ACCOUNT (C)         SUB-ACCOUNT (C)        SUB-ACCOUNT (C)
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $427                   $7,642                $(5,740)                $(510)
 Net realized gain (loss) on
  security transactions                  (8,051)                (961,164)              (150,488)               (4,182)
 Net realized gain on
  distributions                          17,717                1,692,716                229,653                13,308
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (4,211)                (397,027)               (23,009)               (2,835)
                                    -----------            -------------            -----------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              5,882                  342,167                 50,416                 5,781
                                    -----------            -------------            -----------             ---------
UNIT TRANSACTIONS:
 Purchases                                9,607                  668,770                 44,780                    --
 Net transfers                         (100,384)              (5,376,045)              (474,569)              (49,876)
 Surrenders for benefit
  payments and fees                      (8,467)                (185,910)               (18,360)               (1,333)
 Net annuity transactions                    --                       --                     --                    --
                                    -----------            -------------            -----------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (99,244)              (4,893,185)              (448,149)              (51,209)
                                    -----------            -------------            -----------             ---------
 Net increase (decrease) in
  net assets                            (93,362)              (4,551,018)              (397,733)              (45,428)
NET ASSETS:
 Beginning of year                       93,362                4,551,018                397,733                45,428
                                    -----------            -------------            -----------             ---------
 End of year                               $ --                     $ --                   $ --                  $ --
                                    ===========            =============            ===========             =========

                                                         HARTFORD
                                 HARTFORD                LARGECAP        HARTFORD TOTAL
                                 ADVISERS                 GROWTH          RETURN BOND
                                 HLS FUND                HLS FUND           HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT (A)      SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $239,814                  $267          $14,962,024
 Net realized gain (loss) on
  security transactions               (5,336)                   --               20,252
 Net realized gain on
  distributions                    2,983,643                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (2,087,184)                  (69)          (4,713,092)
                               -------------            ----------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       1,130,937                   198           10,269,184
                               -------------            ----------       --------------
UNIT TRANSACTIONS:
 Purchases                         5,078,617                41,689           80,719,370
 Net transfers                     2,956,511                59,024           69,385,327
 Surrenders for benefit
  payments and fees               (1,859,542)                   (2)         (15,432,206)
 Net annuity transactions                 --                    --               (5,161)
                               -------------            ----------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                6,175,586               100,711          134,667,330
                               -------------            ----------       --------------
 Net increase (decrease) in
  net assets                       7,306,523               100,909          144,936,514
NET ASSETS:
 Beginning of year                20,980,626                    --          241,328,790
                               -------------            ----------       --------------
 End of year                     $28,287,149              $100,909         $386,265,304
                               =============            ==========       ==============

(a)  From inception November 12, 2007 to December 31, 2007.

(c)  This fund closed on October 12, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   HARTFORD                 HARTFORD
                                 DIVIDEND AND             FUNDAMENTAL               HARTFORD
                                    GROWTH                   GROWTH             GLOBAL ADVISERS
                                   HLS FUND                 HLS FUND                HLS FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT (D)           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $1,432,357                $(14,420)               $(21,135)
 Net realized gain (loss) on
  security transactions                 33,116                     692                   5,956
 Net realized gain on
  distributions                     23,217,982                  83,213                 329,531
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (12,000,418)                 35,504                 224,818
                                --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        12,683,037                 104,989                 539,170
                                --------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                          84,761,078                 327,577                 905,106
 Net transfers                      56,239,751                 572,264                 734,913
 Surrenders for benefit
  payments and fees                (11,346,136)                (26,915)               (155,174)
 Net annuity transactions                 (470)                     --                      --
                                --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                129,654,223                 872,926               1,484,845
                                --------------            ------------            ------------
 Net increase (decrease) in
  net assets                       142,337,260                 977,915               2,024,015
NET ASSETS:
 Beginning of year                 170,640,463                 714,581               2,914,364
                                --------------            ------------            ------------
 End of year                      $312,977,723              $1,692,496              $4,938,379
                                ==============            ============            ============

(d) Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          HARTFORD
                                      HARTFORD          DISCIPLINED                                      HARTFORD GROWTH
                                   GLOBAL GROWTH           EQUITY               HARTFORD GROWTH           OPPORTUNITIES
                                      HLS FUND            HLS FUND                 HLS FUND                 HLS FUND
                                  SUB-ACCOUNT (E)       SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(101,772)         $(1,119,239)               $(157,762)               $(541,962)
 Net realized gain (loss) on
  security transactions                  (17,272)              15,793                   22,279                   17,076
 Net realized gain on
  distributions                          868,292              884,136                  800,333                7,992,377
 Net unrealized appreciation
  (depreciation) of
  investments during the year            606,494           14,496,300                  791,372                1,372,663
                                    ------------       --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,355,742           14,276,990                1,456,222                8,840,154
                                    ------------       --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             1,780,979           41,218,306                1,886,933               11,002,116
 Net transfers                           841,872           27,844,403                1,251,069                8,060,923
 Surrenders for benefit
  payments and fees                     (192,970)         (11,250,808)                (513,987)              (1,843,302)
 Net annuity transactions                     --                   --                       --                       --
                                    ------------       --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,429,881           57,811,901                2,624,015               17,219,737
                                    ------------       --------------            -------------            -------------
 Net increase (decrease) in
  net assets                           3,785,623           72,088,891                4,080,237               26,059,891
NET ASSETS:
 Beginning of year                     5,104,907          190,291,362                8,462,647               27,395,692
                                    ------------       --------------            -------------            -------------
 End of year                          $8,890,530         $262,380,253              $12,542,884              $53,455,583
                                    ============       ==============            =============            =============

                                                                                       HARTFORD
                                                                                     INTERNATIONAL
                                    HARTFORD HIGH           HARTFORD INDEX              GROWTH
                                   YIELD HLS FUND              HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT (F)
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,664,931                 $31,644                $(196,743)
 Net realized gain (loss) on
  security transactions                       781                  18,853                   18,000
 Net realized gain on
  distributions                                --                 510,045                6,276,433
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,613,704)               (347,813)                (386,592)
                                    -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               52,008                 212,729                5,711,098
                                    -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                              6,475,447               1,922,232                8,510,161
 Net transfers                          6,684,476               1,228,699                7,189,116
 Surrenders for benefit
  payments and fees                    (1,105,053)               (351,737)                (926,494)
 Net annuity transactions                  (3,924)                     --                       --
                                    -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    12,050,946               2,799,194               14,772,783
                                    -------------            ------------            -------------
 Net increase (decrease) in
  net assets                           12,102,954               3,011,923               20,483,881
NET ASSETS:
 Beginning of year                     14,032,388               6,160,347               19,148,347
                                    -------------            ------------            -------------
 End of year                          $26,135,342              $9,172,270              $39,632,228
                                    =============            ============            =============

(e)  Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

(f) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD            HARTFORD
                                     INTERNATIONAL       INTERNATIONAL
                                     SMALL COMPANY       OPPORTUNITIES         HARTFORD MIDCAP
                                       HLS FUND            HLS FUND            GROWTH HLS FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $67,339           $(194,980)                 $421
 Net realized gain (loss) on
  security transactions                     30,951             423,303                   (74)
 Net realized gain on
  distributions                          2,215,935          13,908,571                10,963
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,834,619)          1,096,212               (11,452)
                                     -------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               479,606          15,233,106                  (142)
                                     -------------       -------------            ----------
UNIT TRANSACTIONS:
 Purchases                               6,336,205          14,156,682               138,905
 Net transfers                             858,578           2,436,428                12,278
 Surrenders for benefit
  payments and fees                       (271,230)         (2,882,857)               (1,572)
 Net annuity transactions                       --                  --                    --
                                     -------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      6,923,553          13,710,253               149,611
                                     -------------       -------------            ----------
 Net increase (decrease) in
  net assets                             7,403,159          28,943,359               149,469
NET ASSETS:
 Beginning of year                       7,616,512          49,774,795                    --
                                     -------------       -------------            ----------
 End of year                           $15,019,671         $78,718,154              $149,469
                                     =============       =============            ==========

(a)  From inception November 12, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           HARTFORD
                                  HARTFORD                 MORTGAGE              HARTFORD            HARTFORD SMALL
                                MONEY MARKET              SECURITIES          SMALLCAP VALUE             COMPANY
                                  HLS FUND                 HLS FUND              HLS FUND               HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $1,441,878                $340,560                 $283                 $(53,272)
 Net realized gain (loss) on
  security transactions                    --                     805                 (103)                  12,241
 Net realized gain on
  distributions                            --                      --                2,538                1,681,246
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (3)               (201,418)              (2,739)              (1,199,853)
                               --------------            ------------            ---------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,441,875                 139,947                  (21)                 440,362
                               --------------            ------------            ---------            -------------
UNIT TRANSACTIONS:
 Purchases                         25,902,489               1,524,219               46,030                9,207,672
 Net transfers                      9,459,679                 658,155               (1,371)               5,261,447
 Surrenders for benefit
  payments and fees               (10,194,183)               (276,382)                  13                 (132,296)
 Net annuity transactions                (412)                     --                   --                       --
                               --------------            ------------            ---------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                25,167,573               1,905,992               44,672               14,336,823
                               --------------            ------------            ---------            -------------
 Net increase (decrease) in
  net assets                       26,609,448               2,045,939               44,651               14,777,185
NET ASSETS:
 Beginning of year                 33,317,153               6,351,395                   --                1,299,641
                               --------------            ------------            ---------            -------------
 End of year                      $59,926,601              $8,397,334              $44,651              $16,076,826
                               ==============            ============            =========            =============

                                 HARTFORD                                   HARTFORD U.S.
                                 SMALLCAP                                     GOVERNMENT
                                  GROWTH               HARTFORD STOCK         SECURITIES
                                 HLS FUND                 HLS FUND             HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(263,696)                $(94,762)          $2,957,222
 Net realized gain (loss) on
  security transactions               19,675                   (3,629)               4,009
 Net realized gain on
  distributions                    1,687,226                3,019,386                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (2,316,580)              (2,211,849)             782,419
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        (873,375)                 709,146            3,743,650
                               -------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                         3,663,399                2,618,428           36,550,193
 Net transfers                     1,092,780                1,327,584           34,383,664
 Surrenders for benefit
  payments and fees               (1,118,772)                (869,165)          (6,392,792)
 Net annuity transactions                 --                       --                   --
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                3,637,407                3,076,847           64,541,065
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets                       2,764,032                3,785,993           68,284,715
NET ASSETS:
 Beginning of year                18,741,234               17,333,740           91,624,912
                               -------------            -------------       --------------
 End of year                     $21,505,266              $21,119,733         $159,909,627
                               =============            =============       ==============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             HARTFORD VALUE              HARTFORD
                                    HARTFORD VALUE            OPPORTUNITIES            EQUITY INCOME
                                       HLS FUND                 HLS FUND                 HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $118,361                 $(13,458)                $114,922
 Net realized gain (loss) on
  security transactions                      2,495                  (41,115)                  (8,006)
 Net realized gain on
  distributions                            795,345                2,942,699                  338,926
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (469,736)              (4,959,869)                (108,066)
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               446,465               (2,071,743)                 337,776
                                     -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              13,506,534                8,414,201                3,444,293
 Net transfers                           7,372,084                2,933,837                2,806,595
 Surrenders for benefit
  payments and fees                       (481,897)                (586,123)                (349,645)
 Net annuity transactions                       --                       --                   (2,231)
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     20,396,721               10,761,915                5,899,012
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets                            20,843,186                8,690,172                6,236,788
NET ASSETS:
 Beginning of year                       5,327,300               10,917,382                5,582,355
                                     -------------            -------------            -------------
 End of year                           $26,170,486              $19,607,554              $11,819,143
                                     =============            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                HUNTINGTON VA           HUNTINGTON VA                                   HUNTINGTON VA
                                INCOME EQUITY              DIVIDEND             HUNTINGTON VA              MID CORP
                                     FUND                CAPTURE FUND            GROWTH FUND             AMERICA FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $7,956                 $79,385                $(14,577)               $(26,314)
 Net realized gain (loss)
  on security transactions               (554)                 (1,291)                  2,620                   1,536
 Net realized gain on
  distributions                        85,078                 221,483                     176                  30,509
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (133,204)               (721,252)                185,970                 159,674
                                 ------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                     (40,724)               (421,675)                174,189                 165,405
                                 ------------            ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                            800,291                 952,835                 744,690                 645,742
 Net transfers                        161,382                 523,153                 234,697                 266,178
 Surrenders for benefit
  payments and fees                  (170,680)               (179,912)                (87,311)               (121,301)
 Net annuity transactions                  --                      --                      --                      --
                                 ------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              790,993               1,296,076                 892,076                 790,619
                                 ------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets                       750,269                 874,401               1,066,265                 956,024
NET ASSETS:
 Beginning of year                  2,050,334               4,240,152                 883,053               2,318,452
                                 ------------            ------------            ------------            ------------
 End of year                       $2,800,603              $5,114,553              $1,949,318              $3,274,476
                                 ============            ============            ============            ============

                                HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                 NEW ECONOMY               ROTATING             INTERNATIONAL
                                     FUND                MARKETS FUND            EQUITY FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(39,983)                $(6,005)               $(31,849)
 Net realized gain (loss)
  on security transactions             12,128                     493                   3,899
 Net realized gain on
  distributions                        60,750                  36,564                   4,225
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                283,820                  12,568                 284,979
                                 ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                     316,715                  43,620                 261,254
                                 ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                            851,418                 742,512               1,002,296
 Net transfers                        101,569                 120,578                 378,752
 Surrenders for benefit
  payments and fees                  (146,993)                (29,330)               (114,510)
 Net annuity transactions                  --                      --                      --
                                 ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              805,994                 833,760               1,266,538
                                 ------------            ------------            ------------
 Net increase (decrease)
  in net assets                     1,122,709                 877,380               1,527,792
NET ASSETS:
 Beginning of year                  2,632,892                 369,369               1,521,324
                                 ------------            ------------            ------------
 End of year                       $3,755,601              $1,246,749              $3,049,116
                                 ============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                            HUNTINGTON VA           HUNTINGTON VA
                                    HUNTINGTON VA              MORTGAGE              SITUS SMALL
                                    MACRO 100 FUND         SECURITIES FUND             CAP FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(19,067)                 $6,129                $(59,615)
 Net realized gain (loss) on
  security transactions                     3,444                     325                   8,840
 Net realized gain on
  distributions                           282,987                     222                 305,679
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (348,261)                 19,693                 137,049
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (80,897)                 26,369                 391,953
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                220,117                 460,098               1,291,694
 Net transfers                            109,217                 182,038                 262,373
 Surrenders for benefit
  payments and fees                       (95,801)                (58,819)               (200,521)
 Net annuity transactions                      --                      --                      --
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       233,533                 583,317               1,353,546
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                              152,636                 609,686               1,745,499
NET ASSETS:
 Beginning of year                      1,667,260                 695,297               4,053,040
                                     ------------            ------------            ------------
 End of year                           $1,819,896              $1,304,983              $5,798,539
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      LORD ABBETT                               LORD ABBETT
                                LORD ABBETT ALL     AMERICA'S VALUE     LORD ABBETT BOND         GROWTH AND
                                VALUE PORTFOLIO        PORTFOLIO         DEBENTURE FUND       INCOME PORTFOLIO
                                  SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT (G)        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(74,774)           $106,684           $1,510,261               $98,009
 Net realized gain (loss) on
  security transactions                 5,354               2,321                  311                12,018
 Net realized gain on
  distributions                       354,909             204,369              101,725            10,297,360
 Net unrealized appreciation
  (depreciation) of
  investments during the year          53,725            (304,943)            (674,147)           (9,461,550)
                                   ----------          ----------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                          339,214               8,431              938,150               945,837
                                   ----------          ----------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                          1,772,383           1,315,468            6,887,300            48,557,891
 Net transfers                      1,033,961           1,140,227            9,434,641            28,141,170
 Surrenders for benefit
  payments and fees                  (258,985)           (233,677)          (1,136,478)           (5,834,624)
 Net annuity transactions                  --                  --                   --                (4,310)
                                   ----------          ----------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 2,547,359           2,222,018           15,185,463            70,860,127
                                   ----------          ----------          -----------          ------------
 Net increase (decrease) in
  net assets                        2,886,573           2,230,449           16,123,613            71,805,964
NET ASSETS:
 Beginning of year                  6,528,841           4,271,802           15,349,840            79,908,782
                                   ----------          ----------          -----------          ------------
 End of year                       $9,415,414          $6,502,251          $31,473,453          $151,714,746
                                   ==========          ==========          ===========          ============

                                   LORD ABBETT
                                    LARGE CAP            MFS CORE         MFS EMERGING
                                    CORE FUND         EQUITY SERIES       GROWTH SERIES
                                 SUB-ACCOUNT (H)     SUB-ACCOUNT (I)       SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(27,042)            $(8,177)          $(11,917)
 Net realized gain (loss) on
  security transactions                  8,085              34,618             75,505
 Net realized gain on
  distributions                        181,877                  --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          120,735              38,587             63,123
                                   -----------          ----------          ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           283,655              65,028            126,711
                                   -----------          ----------          ---------
UNIT TRANSACTIONS:
 Purchases                           1,425,782                  --              2,067
 Net transfers                       1,270,107             (28,707)             2,157
 Surrenders for benefit
  payments and fees                   (146,041)            (75,686)           (17,826)
 Net annuity transactions                 (452)                 --                 --
                                   -----------          ----------          ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  2,549,396            (104,393)           (13,602)
                                   -----------          ----------          ---------
 Net increase (decrease) in
  net assets                         2,833,051             (39,365)           113,109
NET ASSETS:
 Beginning of year                   2,426,652             680,742            688,427
                                   -----------          ----------          ---------
 End of year                        $5,259,703            $641,377           $801,536
                                   ===========          ==========          =========

(g) Formerly Lord Abbett Bond-Debenture Portfolio. Change effective August 15, 2007.

(h) Formerly Lord Abbett Large-Cap Core Portfolio. Change effective August 15, 2007.

(i)  Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   MFS INVESTORS
                                    GROWTH STOCK          MFS INVESTORS         MFS TOTAL
                                       SERIES              TRUST SERIES       RETURN SERIES
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(5,388)               $(11,738)           $116,441
 Net realized gain (loss) on
  security transactions                   7,695                  74,408             260,641
 Net realized gain on
  distributions                              --                  11,334             352,281
 Net unrealized appreciation
  (depreciation) of
  investments during the year            37,589                  34,872            (376,977)
                                     ----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             39,896                 108,876             352,386
                                     ----------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                                   --                   8,916             206,946
 Net transfers                          (21,957)                 30,719            (134,537)
 Surrenders for benefit
  payments and fees                     (12,024)                (95,111)         (1,966,786)
 Net annuity transactions                    --                      --                  --
                                     ----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (33,981)                (55,476)         (1,894,377)
                                     ----------            ------------       -------------
 Net increase (decrease) in
  net assets                              5,915                  53,400          (1,541,991)
NET ASSETS:
 Beginning of year                      425,490               1,250,498          14,695,849
                                     ----------            ------------       -------------
 End of year                           $431,405              $1,303,898         $13,153,858
                                     ==========            ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     EQUITY AND           CORE PLUS                   EMERGING                EMERGING
                                       INCOME            FIXED INCOME               MARKETS DEBT           MARKETS EQUITY
                                    SUB-ACCOUNT          SUB-ACCOUNT                SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $81               $219,263                   $59,511                   $(266,922)
 Net realized gain (loss) on
  security transactions                    5,910                 51,753                     1,859                      36,206
 Net realized gain on
  distributions                            7,498                     --                    33,590                   2,472,707
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (8,089)               130,660                   (48,612)                  4,952,869
                                    ------------       ----------------            --------------            ----------------
 Net increase (decrease) in
  net assets resulting from
  operations                               5,400                401,676                    46,348                   7,194,860
                                    ------------       ----------------            --------------            ----------------
UNIT TRANSACTIONS:
 Purchases                                    --                 54,450                    18,000                   6,921,587
 Net transfers                           101,257               (529,439)                  (25,161)                  6,007,376
 Surrenders for benefit
  payments and fees                      (18,513)            (2,028,236)                  (79,568)                 (1,107,854)
 Net annuity transactions                     --                     --                        --                       8,788
                                    ------------       ----------------            --------------            ----------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       82,744             (2,503,225)                  (86,729)                 11,829,897
                                    ------------       ----------------            --------------            ----------------
 Net increase (decrease) in
  net assets                              88,144             (2,101,549)                  (40,381)                 19,024,757
NET ASSETS:
 Beginning of year                       187,570             12,753,216                 1,116,638                  14,347,400
                                    ------------       ----------------            --------------            ----------------
 End of year                            $275,714            $10,651,667                $1,076,257                 $33,372,157
                                    ============       ================            ==============            ================

                               EMERGING                           MID CAP                U.S. MID
                               MARKETS EQUITY H YIELD              GROWTH               CAP VALUE
                               SUB-ACCOUNT UB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $131,251              $(126,250)             $(143,712)
 Net realized gain (loss) on
  security transactions                         (59,067)                30,690                172,684
 Net realized gain on
  distributions                                      --                380,649              1,547,398
 Net unrealized appreciation
  (depreciation) of
  investments during the year                   (28,539)             1,081,503               (848,661)
                                         --------------       ----------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  operations                                     43,645              1,366,592                727,709
                                         --------------       ----------------       ----------------
UNIT TRANSACTIONS:
 Purchases                                           --              2,342,845              3,908,089
 Net transfers                                  (24,288)             3,141,786                428,174
 Surrenders for benefit
  payments and fees                            (270,368)              (499,089)            (1,274,971)
 Net annuity transactions                            --                     --                 14,319
                                         --------------       ----------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                            (294,656)             4,985,542              3,075,611
                                         --------------       ----------------       ----------------
 Net increase (decrease) in
  net assets                                   (251,011)             6,352,134              3,803,320
NET ASSETS:
 Beginning of year                            2,034,139              6,011,225             12,574,210
                                         --------------       ----------------       ----------------
 End of year                                 $1,783,128            $12,363,359            $16,377,530
                                         ==============       ================       ================

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                    CAPITAL
                                FOCUS GROWTH            BALANCED GROWTH          OPPORTUNITIES
                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(208,262)                 $96,092                $(72,624)
 Net realized gain (loss) on
  security transactions               385,048                  227,172                 165,914
 Net realized gain on
  distributions                            --                  732,102                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       2,542,029                 (807,381)                670,221
                                -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,718,815                  247,985                 763,511
                                -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                             38,586                   54,982                   7,760
 Net transfers                       (549,285)                (162,006)               (136,797)
 Surrenders for benefit
  payments and fees                (2,877,666)              (2,218,498)               (784,770)
 Net annuity transactions              (8,406)                 (14,860)                 (2,910)
                                -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (3,396,771)              (2,340,382)               (916,717)
                                -------------            -------------            ------------
 Net increase (decrease) in
  net assets                         (677,956)              (2,092,397)               (153,206)
NET ASSETS:
 Beginning of year                 14,793,232               10,318,500               4,855,641
                                -------------            -------------            ------------
 End of year                      $14,115,276               $8,226,103              $4,702,435
                                =============            =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                DEVELOPING
                                  GROWTH              FLEXIBLE INCOME          DIVIDEND GROWTH      GLOBAL EQUITY
                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(52,984)               $204,811                 $(71,111)           $(64,915)
 Net realized gain (loss) on
  security transactions              578,280                (230,331)                 721,284             329,184
 Net realized gain on
  distributions                           --                      --                       --           1,141,553
 Net unrealized appreciation
  (depreciation) of
  investments during the year        373,665                 123,409                   91,089            (303,799)
                               -------------            ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         898,961                  97,889                  741,262           1,102,023
                               -------------            ------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                            10,305                   2,720                  106,884               3,550
 Net transfers                      (342,175)                 52,330                 (912,883)            (56,851)
 Surrenders for benefit
  payments and fees               (1,246,666)               (716,613)              (5,572,699)         (1,858,361)
 Net annuity transactions             (3,393)                     --                   (7,370)            (10,568)
                               -------------            ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (1,581,929)               (661,563)              (6,386,068)         (1,922,230)
                               -------------            ------------            -------------       -------------
 Net increase (decrease) in
  net assets                        (682,968)               (563,674)              (5,644,806)           (820,207)
NET ASSETS:
 Beginning of year                 4,931,590               4,852,587               25,346,362           8,338,068
                               -------------            ------------            -------------       -------------
 End of year                      $4,248,622              $4,288,913              $19,701,556          $7,517,861
                               =============            ============            =============       =============


                                            GROWTH               MONEY MARKET          UTILITIES
                                         SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $(54,962)                $231,355             $17,436
 Net realized gain (loss) on
  security transactions                       157,153                       --             569,959
 Net realized gain on
  distributions                                    --                       --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                 546,121                       --             439,418
                                         ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                                  648,312                  231,355           1,026,813
                                         ------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                        450                   34,134               1,268
 Net transfers                               (126,988)               3,707,699              (8,294)
 Surrenders for benefit
  payments and fees                          (537,796)              (3,134,534)         (1,262,984)
 Net annuity transactions                          --                       --                  --
                                         ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                          (664,334)                 607,299          (1,270,010)
                                         ------------            -------------       -------------
 Net increase (decrease) in
  net assets                                  (16,022)                 838,654            (243,197)
NET ASSETS:
 Beginning of year                          3,560,492                6,981,579           6,158,118
                                         ------------            -------------       -------------
 End of year                               $3,544,470               $7,820,233          $5,914,921
                                         ============            =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                   EQUALLY-WEIGHTED         SMALL COMPANY
                                        S&P 500                 GROWTH            GLOBAL FRANCHISE
                                      SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(48,126)             $(13,530)               $(22,730)
 Net realized gain (loss) on
  security transactions                  1,868,955                 4,808                  21,567
 Net realized gain on
  distributions                          2,119,306                54,962                 108,848
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (3,773,902)              (44,925)                (15,512)
                                     -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               166,233                 1,315                  92,173
                                     -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                 133,822                   624                     432
 Net transfers                          (1,150,595)               76,144                   4,183
 Surrenders for benefit
  payments and fees                     (4,535,453)              (52,852)                (72,287)
 Net annuity transactions                  (11,139)                   --                      --
                                     -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (5,563,365)               23,916                 (67,672)
                                     -------------            ----------            ------------
 Net increase (decrease) in
  net assets                            (5,397,132)               25,231                  24,501
NET ASSETS:
 Beginning of year                      25,015,817               626,305               1,133,374
                                     -------------            ----------            ------------
 End of year                           $19,618,685              $651,536              $1,157,875
                                     =============            ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                 MTB MANAGED            MTB MANAGED
                                                                                  ALLOCATION             ALLOCATION
                                                                                   FUND --                FUND --
                                MTB LARGE CAP           MTB LARGE CAP              MODERATE              AGGRESSIVE
                                GROWTH FUND II          VALUE FUND II             GROWTH II              GROWTH II
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(10,929)                $(9,515)                $29,672                  $212
 Net realized gain (loss)
  on security transactions              1,654                  (1,362)                  6,556                (3,665)
 Net realized gain on
  distributions                        86,394                 116,206                 103,894                28,398
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                (12,438)               (146,845)                  6,873                  (123)
                                 ------------            ------------            ------------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                      64,681                 (41,516)                146,995                24,822
                                 ------------            ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                            539,977               1,424,936                 754,367               104,775
 Net transfers                         40,761                 212,111                 324,024                96,918
 Surrenders for benefit
  payments and fees                   (57,829)               (159,512)               (266,773)                  642
 Net annuity transactions                  --                      --                      --                    --
                                 ------------            ------------            ------------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              522,909               1,477,535                 811,618               202,335
                                 ------------            ------------            ------------            ----------
 Net increase (decrease)
  in net assets                       587,590               1,436,019                 958,613               227,157
NET ASSETS:
 Beginning of year                    700,714               1,881,487               2,407,940               401,638
                                 ------------            ------------            ------------            ----------
 End of year                       $1,288,304              $3,317,506              $3,366,553              $628,795
                                 ============            ============            ============            ==========

                                MTB MANAGED
                                 ALLOCATION
                                  FUND --              OPPENHEIMER
                                CONSERVATIVE              MIDCAP            OPPENHEIMER CAPITAL
                                 GROWTH II               FUND VA             APPRECIATION FUND
                                SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $7,157                $(41,875)               $(652,424)
 Net realized gain (loss)
  on security transactions              531                  31,394                   90,975
 Net realized gain on
  distributions                      11,563                      --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (5,444)                101,825                5,023,281
                                 ----------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                    13,807                  91,344                4,461,832
                                 ----------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                          304,636               1,034,224               14,981,662
 Net transfers                       85,077                 (14,486)               6,411,467
 Surrenders for benefit
  payments and fees                 (13,205)               (214,626)              (1,985,486)
 Net annuity transactions                --                      --                       --
                                 ----------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            376,508                 805,112               19,407,643
                                 ----------            ------------            -------------
 Net increase (decrease)
  in net assets                     390,315                 896,456               23,869,475
NET ASSETS:
 Beginning of year                  203,586               2,090,786               30,508,337
                                 ----------            ------------            -------------
 End of year                       $593,901              $2,987,242              $54,377,812
                                 ==========            ============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                      OPPENHEIMER                                        OPPENHEIMER
                                   GLOBAL SECURITIES            OPPENHEIMER              MAIN STREET
                                          FUND               MAIN STREET FUND          SMALL CAP FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(925,816)                $(92,935)               $(943,608)
 Net realized gain (loss) on
  security transactions                      (1,404)                   7,448                  (17,204)
 Net realized gain on
  distributions                           6,456,644                       --                2,000,089
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (893,806)                 219,030               (4,489,264)
                                     --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              4,635,618                  133,543               (3,449,987)
                                     --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               66,381,370                2,444,668               18,578,414
 Net transfers                           38,507,520                1,745,157               12,548,565
 Surrenders for benefit
  payments and fees                      (7,926,851)                (491,394)              (3,022,641)
 Net annuity transactions                    (3,854)                      --                       --
                                     --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      96,958,185                3,698,431               28,104,338
                                     --------------            -------------            -------------
 Net increase (decrease) in
  net assets                            101,593,803                3,831,974               24,654,351
NET ASSETS:
 Beginning of year                      111,325,622                7,392,660               50,933,798
                                     --------------            -------------            -------------
 End of year                           $212,919,425              $11,224,634              $75,588,149
                                     ==============            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                          PUTNAM
                                  PUTNAM                                                               INTERNATIONAL
                                DIVERSIFIED            PUTNAM GLOBAL            PUTNAM GROWTH           GROWTH AND
                                  INCOME              ASSET ALLOCATION           AND INCOME               INCOME
                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $810,327                $(75,933)                $(28,839)                $(60)
 Net realized gain (loss) on
  security transactions               (3,392)                  7,545                    7,103                   --
 Net realized gain on
  distributions                           --                      --                  691,250                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            970                 115,381               (1,318,269)                 317
                               -------------            ------------            -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                         807,905                  46,993                 (648,755)                 257
                               -------------            ------------            -------------            ---------
UNIT TRANSACTIONS:
 Purchases                        14,064,432               1,562,014                2,961,146               34,133
 Net transfers                     5,261,631                 925,227                1,243,922               17,910
 Surrenders for benefit
  payments and fees               (1,429,421)               (257,983)                (326,468)                  --
 Net annuity transactions               (418)                     --                       --                   --
                               -------------            ------------            -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               17,896,224               2,229,258                3,878,600               52,043
                               -------------            ------------            -------------            ---------
 Net increase (decrease) in
  net assets                      18,704,129               2,276,251                3,229,845               52,300
NET ASSETS:
 Beginning of year                19,942,631               5,329,576                3,892,641                   --
                               -------------            ------------            -------------            ---------
 End of year                     $38,646,760              $7,605,827               $7,122,486              $52,300
                               =============            ============            =============            =========


                                  PUTNAM
                               INTERNATIONAL          PUTNAM              PUTNAM
                                  EQUITY             INVESTORS           NEW VALUE
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $739,926           $(119,586)           $(56,184)
 Net realized gain (loss) on
  security transactions               72,960              10,520             (24,727)
 Net realized gain on
  distributions                    8,131,653                  --             913,501
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (4,997,563)           (898,792)         (1,617,428)
                               -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       3,946,976          (1,007,858)           (784,838)
                               -------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                        16,998,345          13,299,893           1,815,647
 Net transfers                     6,055,747           6,184,008             868,994
 Surrenders for benefit
  payments and fees               (3,264,071)           (362,901)           (339,501)
 Net annuity transactions                 --                  --                  --
                               -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               19,790,021          19,121,000           2,345,140
                               -------------       -------------       -------------
 Net increase (decrease) in
  net assets                      23,736,997          18,113,142           1,560,302
NET ASSETS:
 Beginning of year                57,771,023           3,925,345           8,702,403
                               -------------       -------------       -------------
 End of year                     $81,508,020         $22,038,487         $10,262,705
                               =============       =============       =============

(a)  From inception November 12, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                           PUTNAM THE
                                 PUTNAM SMALL            GEORGE PUTNAM
                                  CAP VALUE              FUND OF BOSTON           PUTNAM VISTA
                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(596,807)                $38,597                $(16,136)
 Net realized gain (loss) on
  security transactions               (115,078)                 (6,189)                 13,495
 Net realized gain on
  distributions                      6,020,565                 414,994                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (15,155,753)               (542,312)                 14,640
                                --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        (9,847,073)                (94,910)                 11,999
                                --------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                          13,183,272               3,195,074                 352,633
 Net transfers                       8,729,907                (720,204)                 (5,441)
 Surrenders for benefit
  payments and fees                 (2,343,818)               (178,560)               (100,470)
 Net annuity transactions                   --                      --                      --
                                --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 19,569,361               2,296,310                 246,722
                                --------------            ------------            ------------
 Net increase (decrease) in
  net assets                         9,722,288               2,201,400                 258,721
NET ASSETS:
 Beginning of year                  47,722,106               3,911,644                 797,371
                                --------------            ------------            ------------
 End of year                       $57,444,394              $6,113,044              $1,056,092
                                ==============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                 PIONEER OAK
                                                                                 RIDGE LARGE
                                       PUTNAM              PIONEER FUND           CAP GROWTH
                                      VOYAGER             VCT PORTFOLIO         VCT PORTFOLIO            ENTERPRISE
                                    SUB-ACCOUNT          SUB-ACCOUNT (J)         SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(35,126)              $(4,116)              $(9,376)               $(19,722)
 Net realized gain (loss) on
  security transactions                   29,484                12,141                 5,593                   9,511
 Net realized gain on
  distributions                               --                14,426                 2,095                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             79,377                (1,955)               34,651                 165,453
                                    ------------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              73,735                20,496                32,963                 155,242
                                    ------------            ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               434,725                22,356                10,555                   1,830
 Net transfers                          (217,744)              (32,423)              (14,347)               (106,908)
 Surrenders for benefit
  payments and fees                     (143,836)              (23,743)              (28,406)               (248,014)
 Net annuity transactions                     --                    --                    --                      --
                                    ------------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       73,145               (33,810)              (32,198)               (353,092)
                                    ------------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets                             146,880               (13,314)                  765                (197,850)
NET ASSETS:
 Beginning of year                     2,055,043               785,171               527,735               1,533,193
                                    ------------            ----------            ----------            ------------
 End of year                          $2,201,923              $771,857              $528,500              $1,335,343
                                    ============            ==========            ==========            ============


                                GROWTH AND                                  STRATEGIC
                                  INCOME             COMSTOCK                 GROWTH
                                SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(162,991)          $(133,852)              $(6,015)
 Net realized gain (loss) on
  security transactions              278,636              19,580                 5,411
 Net realized gain on
  distributions                    1,282,233           1,532,019                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,653,818)         (5,274,640)               36,533
                               -------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                        (255,940)         (3,856,893)               35,929
                               -------------       -------------            ----------
UNIT TRANSACTIONS:
 Purchases                        13,019,903          11,661,009                    --
 Net transfers                     9,373,978          12,139,812                62,400
 Surrenders for benefit
  payments and fees               (2,683,564)         (3,573,168)               (7,259)
 Net annuity transactions               (771)                 --                    --
                               -------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               19,709,546          20,227,653                55,141
                               -------------       -------------            ----------
 Net increase (decrease) in
  net assets                      19,453,606          16,370,760                91,070
NET ASSETS:
 Beginning of year                30,301,412          65,085,968               259,976
                               -------------       -------------            ----------
 End of year                     $49,755,018         $81,456,728              $351,046
                               =============       =============            ==========

(j) Effective November 9, 2007, Pioneer Value VCT Portfolio merged with Pioneer Fund VCT Portfolio.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                     AGGRESSIVE            GOVERNMENT
                                  GROWTH PORTFOLIO         PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(4,931)              $12,275
 Net realized gain (loss) on
  security transactions                  11,195                   305
 Net realized gain on
  distributions                          16,956                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             9,514                14,414
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             32,734                26,994
                                     ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                  432                 5,300
 Net transfers                          (67,214)               87,985
 Surrenders for benefit
  payments and fees                      (3,731)              (20,328)
 Net annuity transactions                    --                    --
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (70,513)               72,957
                                     ----------            ----------
 Net increase (decrease) in
  net assets                            (37,779)               99,951
NET ASSETS:
 Beginning of year                      220,930               507,510
                                     ----------            ----------
 End of year                           $183,151              $607,461
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO          WELLS FARGO        STI CLASSIC VT
                                  ADVANTAGE VT         ADVANTAGE VT           LARGE CAP
                                  LARGE COMPANY          SMALL CAP             GROWTH
                                   GROWTH FUND          GROWTH FUND          STOCK FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (K)
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(367)               $(235)               $(188)
 Net realized gain (loss) on
  security transactions                   155                  218                   65
 Net realized gain on
  distributions                            --                2,373                1,460
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,473                 (785)                 683
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,261                1,571                2,020
                                    ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                              3,230                1,615               25,000
 Net transfers                           (412)              (1,769)              (1,327)
 Surrenders for benefit
  payments and fees                        (3)                  (3)                  --
 Net annuity transactions                  --                   --                   --
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,815                 (157)              23,673
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets                            4,076                1,414               25,693
NET ASSETS:
 Beginning of year                     20,221               13,894                   --
                                    ---------            ---------            ---------
 End of year                          $24,297              $15,308              $25,693
                                    =========            =========            =========


                                  STI CLASSIC VT        STI CLASSIC VT          STI CLASSIC VT
                                  LARGE CAP CORE         MID-CAP CORE          LARGE CAP VALUE
                                   EQUITY FUND            EQUITY FUND            EQUITY FUND
                                 SUB-ACCOUNT (L)        SUB-ACCOUNT (M)          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(814)              $(1,218)                    $158
 Net realized gain (loss) on
  security transactions                     89                   110                    2,636
 Net realized gain on
  distributions                          7,645                11,282                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (8,715)               (8,722)                   6,974
                                    ----------             ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,795)                1,452                    9,768
                                    ----------             ---------             ------------
UNIT TRANSACTIONS:
 Purchases                               3,671                15,000                  520,199
 Net transfers                          15,648                 1,403                  367,235
 Surrenders for benefit
  payments and fees                       (306)                 (764)                 (96,598)
 Net annuity transactions                   --                    --                       --
                                    ----------             ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     19,013                15,639                  790,836
                                    ----------             ---------             ------------
 Net increase (decrease) in
  net assets                            17,218                17,091                  800,604
NET ASSETS:
 Beginning of year                     121,823                69,619                1,528,004
                                    ----------             ---------             ------------
 End of year                          $139,041               $86,710               $2,328,608
                                    ==========             =========             ============

(k) Funded as of June 11, 2007.

(l) Formerly STI Classic VT Large Cap Relative Value Fund. Change effective May 31, 2007.

(m) Formerly STI Classic VT Mid-Cap Equity Fund. Change effective May 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED          ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY        VP GLOBAL RESEARCH        VP INTERNATIONAL
                                       PORTFOLIO            GROWTH PORTFOLIO         VALUE PORTFOLIO
                                      SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(122,264)               $(13,351)                $(248,322)
 Net realized gain (loss) on
  security transactions                      4,552                   1,171                    60,353
 Net realized gain on
  distributions                                 --                  12,519                 1,052,921
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,825,410                  98,360                16,910,575
                                     -------------            ------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,707,698                  98,699                17,775,527
                                     -------------            ------------            --------------
UNIT TRANSACTIONS:
 Purchases                              10,054,716                 886,861                40,255,063
 Net transfers                           4,327,137                 255,897                16,769,170
 Surrenders for benefit
  payments and fees                       (423,760)                (29,659)               (2,401,900)
 Net annuity transactions                    5,688                      --                        --
                                     -------------            ------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     13,963,781               1,113,099                54,622,333
                                     -------------            ------------            --------------
 Net increase (decrease) in
  net assets                            15,671,479               1,211,798                72,397,860
NET ASSETS:
 Beginning of year                       5,736,349                 233,127                29,121,066
                                     -------------            ------------            --------------
 End of year                           $21,407,828              $1,444,925              $101,518,926
                                     =============            ============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN                                  AMERICAN FUNDS
                                  VP SMALL/MID CAP         ALLIANCEBERNSTEIN         GLOBAL GROWTH           AMERICAN FUNDS
                                   VALUE PORTFOLIO        VP VALUE PORTFOLIO              FUND                 GROWTH FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(89,435)               $(204,975)               $(30,038)               $(316,557)
 Net realized gain (loss) on
  security transactions                      (853)                  13,879                  58,326                  477,616
 Net realized gain on
  distributions                           437,123                  821,637                      --                  205,165
 Net unrealized appreciation
  (depreciation) of
  investments during the year             446,207                5,076,059                 568,963                2,268,855
                                    -------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              793,042                5,706,600                 597,251                2,635,079
                                    -------------            -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                              4,450,511               15,964,349                 247,148                1,033,241
 Net transfers                          1,801,508                8,219,944                 252,971                  455,359
 Surrenders for benefit
  payments and fees                      (240,612)              (1,400,088)               (294,830)              (2,365,819)
 Net annuity transactions                      --                       --                      --                       --
                                    -------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     6,011,407               22,784,205                 205,289                 (877,219)
                                    -------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets                            6,804,449               28,490,805                 802,540                1,757,860
NET ASSETS:
 Beginning of year                      3,597,139               16,255,698               3,182,441               32,187,451
                                    -------------            -------------            ------------            -------------
 End of year                          $10,401,588              $44,746,503              $3,984,981              $33,945,311
                                    =============            =============            ============            =============

                                                                                     AMERICAN FUNDS
                                   AMERICAN FUNDS                                     GLOBAL SMALL
                                    GROWTH-INCOME           AMERICAN FUNDS           CAPITALIZATION
                                        FUND              INTERNATIONAL FUND              FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(53,915)                  $1,753                $(56,539)
 Net realized gain (loss) on
  security transactions                   401,818                  122,946                  19,881
 Net realized gain on
  distributions                           592,963                  126,237                 230,457
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,191,355                1,920,938                 653,937
                                    -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,132,221                2,171,874                 847,736
                                    -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                999,135                  463,292                  61,114
 Net transfers                           (556,019)               1,797,647                 820,371
 Surrenders for benefit
  payments and fees                    (1,825,984)              (1,320,112)               (338,167)
 Net annuity transactions                      --                       --                  22,008
                                    -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,382,868)                 940,827                 565,326
                                    -------------            -------------            ------------
 Net increase (decrease) in
  net assets                            1,749,353                3,112,701               1,413,062
NET ASSETS:
 Beginning of year                     24,627,546               12,072,926               3,624,591
                                    -------------            -------------            ------------
 End of year                          $26,376,899              $15,185,627              $5,037,653
                                    =============            =============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                             BB&T CAPITAL
                                     BB&T MID CAP              MANAGER                BB&T LARGE
                                      GROWTH VIF              EQUITY VIF               CAP VIF
                                     SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(18,115)                $(1,643)                $(1,432)
 Net realized gain (loss) on
  security transactions                     1,129                   1,964                   9,712
 Net realized gain on
  distributions                           109,721                  33,714                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (97,687)                 96,057                 166,757
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (4,952)                130,092                 175,037
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              1,359,777                 655,511                 503,364
 Net transfers                            292,396                 120,670                 219,063
 Surrenders for benefit
  payments and fees                       (90,507)                (27,217)               (134,365)
 Net annuity transactions                      --                      --                      --
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,561,666                 748,964                 588,062
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            1,556,714                 879,056                 763,099
NET ASSETS:
 Beginning of year                        532,528                 480,055                 602,888
                                     ------------            ------------            ------------
 End of year                           $2,089,242              $1,359,111              $1,365,987
                                     ============            ============            ============

(a)  Formerly BB&T Large Cap Value VIF. Change effective March 13, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            BB&T SPECIAL
                                   BB&T LARGE CAP          OPPORTUNITIES             BB&T TOTAL            EVERGREEN VA
                                     GROWTH VIF              EQUITY VIF           RETURN BOND VIF         BALANCED FUND
                                  SUB-ACCOUNT (B)           SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(9,367)               $(77,378)                $45,685                $1,857
 Net realized gain (loss) on
  security transactions                      466                   2,491                   1,466                   267
 Net realized gain on
  distributions                            3,234                 279,981                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             47,775                 970,157                  (5,727)               15,013
                                    ------------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              42,108               1,175,251                  41,424                17,137
                                    ------------            ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               814,077               2,723,301                 497,980                85,126
 Net transfers                           473,714               1,142,791                 369,608                81,319
 Surrenders for benefit
  payments and fees                      (81,740)               (267,714)                (24,686)              (22,919)
 Net annuity transactions                     --                      --                      --                    --
                                    ------------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,206,051               3,598,378                 842,902               143,526
                                    ------------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets                           1,248,159               4,773,629                 884,326               160,663
NET ASSETS:
 Beginning of year                       394,799               3,133,259               1,031,380               122,138
                                    ------------            ------------            ------------            ----------
 End of year                          $1,642,958              $7,906,888              $1,915,706              $282,801
                                    ============            ============            ============            ==========

                                                           EVERGREEN VA
                                    EVERGREEN VA          INTERNATIONAL         EVERGREEN VA
                                    GROWTH FUND            EQUITY FUND           OMEGA FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(48,949)              $13,504                $(488)
 Net realized gain (loss) on
  security transactions                    2,694                (6,343)                  73
 Net realized gain on
  distributions                           93,439                32,488                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            182,042                47,195                2,008
                                    ------------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             229,226                86,844                1,593
                                    ------------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                             1,627,570               253,201               15,935
 Net transfers                         1,023,834               174,426                4,803
 Surrenders for benefit
  payments and fees                      (84,847)              (11,977)                 (15)
 Net annuity transactions                     --                    --                   --
                                    ------------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,566,557               415,650               20,723
                                    ------------            ----------            ---------
 Net increase (decrease) in
  net assets                           2,795,783               502,494               22,316
NET ASSETS:
 Beginning of year                     1,525,990               221,971               19,262
                                    ------------            ----------            ---------
 End of year                          $4,321,773              $724,465              $41,578
                                    ============            ==========            =========

(b) Formerly BB&T Large Company Growth VIF. Change effective March 13, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     EVERGREEN VA           EVERGREEN VA
                                    SPECIAL VALUES          FUNDAMENTAL           FIDELITY(R) VIP
                                         FUND              LARGE CAP FUND          EQUITY-INCOME
                                     SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(44,073)                  $33                 $473,368
 Net realized gain (loss) on
  security transactions                     4,487                   215                   12,412
 Net realized gain on
  distributions                           968,770                 2,798                4,501,672
 Net unrealized appreciation
  (depreciation) of
  investments during the year             180,205                10,114                1,131,990
                                     ------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,109,389                13,160                6,119,442
                                     ------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                              4,520,878                84,940               18,426,580
 Net transfers                          1,298,058                55,228                9,269,218
 Surrenders for benefit
  payments and fees                      (226,235)                 (323)              (1,371,024)
 Net annuity transactions                      --                    --                       --
                                     ------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     5,592,701               139,845               26,324,774
                                     ------------            ----------            -------------
 Net increase (decrease) in
  net assets                            6,702,090               153,005               32,444,216
NET ASSETS:
 Beginning of year                      3,005,636                39,578               18,396,419
                                     ------------            ----------            -------------
 End of year                           $9,707,726              $192,583              $50,840,635
                                     ============            ==========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                            FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP          FIDELITY(R) VIP
                                GROWTH             CONTRAFUND(R)            MID CAP              VALUE STRATEGIES
                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                         $(130,683)            $(486,654)            $(666,583)                $(28,632)
 Net realized gain (loss)
  on security transactions           1,690                 5,264                 3,434                    3,334
 Net realized gain on
  distributions                         --            16,223,244             2,932,015                  210,944
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             671,802            (2,306,499)            1,364,134                  117,714
                             -------------        --------------         -------------             ------------
 Net increase (decrease)
  in net assets resulting
  from operations                  542,809            13,435,355             3,633,000                  303,360
                             -------------        --------------         -------------             ------------
UNIT TRANSACTIONS:
 Purchases                       7,923,513           113,400,351            34,054,601                1,513,796
 Net transfers                   2,811,951            44,326,576            11,477,119                  410,674
 Surrenders for benefit
  payments and fees               (311,663)           (4,784,069)           (1,418,707)                (111,791)
 Net annuity transactions               --                46,530                    --                       --
                             -------------        --------------         -------------             ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions        10,423,801           152,989,388            44,113,013                1,812,679
                             -------------        --------------         -------------             ------------
 Net increase (decrease)
  in net assets                 10,966,610           166,424,743            47,746,013                2,116,039
NET ASSETS:
 Beginning of year               4,051,704            54,183,191            18,666,417                1,074,273
                             -------------        --------------         -------------             ------------
 End of year                   $15,018,314          $220,607,934           $66,412,430               $3,190,312
                             =============        ==============         =============             ============

                              FRANKLIN SMALL-MID      FRANKLIN STRATEGIC
                                  CAP GROWTH           INCOME SECURITIES          MUTUAL SHARES
                               SECURITIES FUND               FUND                SECURITIES FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(73,846)                $182,835                 $(62,176)
 Net realized gain (loss)
  on security transactions             58,856                    5,114                  319,740
 Net realized gain on
  distributions                            --                   39,199                  453,639
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                293,746                  229,435                1,417,467
                                 ------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                     278,756                  456,583                2,128,670
                                 ------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                            131,121                  244,698                  233,933
 Net transfers                         99,666                6,026,912                  508,936
 Surrenders for benefit
  payments and fees                  (288,565)                (552,927)              (1,311,050)
 Net annuity transactions                  --                       --                       --
                                 ------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              (57,778)               5,718,683                 (568,181)
                                 ------------            -------------            -------------
 Net increase (decrease)
  in net assets                       220,978                6,175,266                1,560,489
NET ASSETS:
 Beginning of year                  4,103,308                5,101,032               13,467,237
                                 ------------            -------------            -------------
 End of year                       $4,324,286              $11,276,298              $15,027,726
                                 ============            =============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      TEMPLETON                                     FIFTH THIRD
                                  DEVELOPING MARKETS       TEMPLETON GROWTH          BALANCED
                                   SECURITIES FUND         SECURITIES FUND           VIP FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(15,690)               $(18,211)              $1,028
 Net realized gain (loss) on
  security transactions                    40,519                  81,016                   56
 Net realized gain on
  distributions                                --                 143,532                  816
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                                634,509                 514,465                5,129
                                     ------------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              659,338                 720,802                7,029
                                     ------------            ------------            ---------
UNIT TRANSACTIONS:
 Purchases                                 99,715                 193,667               34,711
 Net transfers                            161,322                 312,239                   --
 Surrenders for benefit
  payments and fees                      (134,692)               (390,367)              (1,300)
 Net annuity transactions                 (24,654)                     --                   --
                                     ------------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       101,691                 115,539               33,411
                                     ------------            ------------            ---------
 Net increase (decrease) in
  net assets                              761,029                 836,341               40,440
NET ASSETS:
 Beginning of year                      2,452,869               3,463,721               52,922
                                     ------------            ------------            ---------
 End of year                           $3,213,898              $4,300,062              $93,362
                                     ============            ============            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    FIFTH THIRD                                  FIFTH THIRD
                                 DISCIPLINED VALUE       FIFTH THIRD MID       QUALITY GROWTH      FIRST HORIZON CAPITAL
                                      VIP FUND             CAP VIP FUND           VIP FUND         APPRECIATION PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (C)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $29,067               $(2,700)               $(330)                   $(5)
 Net realized gain (loss) on
  security transactions                      583                   439                  305                   (584)
 Net realized gain on
  distributions                           53,457                    --                   --                    674
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                               394,109                19,638                1,554                     49
                                    ------------            ----------            ---------               --------
 Net increase (decrease) in
  net assets resulting from
  operations                             477,216                17,377                1,529                    134
                                    ------------            ----------            ---------               --------
UNIT TRANSACTIONS:
 Purchases                             2,343,179               321,638                   --                    600
 Net transfers                         1,134,216                (4,763)              (4,238)                (2,226)
 Surrenders for benefit
  payments and fees                      (79,762)               (2,925)                  (9)                     1
 Net annuity transactions                     --                    --                   --                     --
                                    ------------            ----------            ---------               --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    3,397,633               313,950               (4,247)                (1,625)
                                    ------------            ----------            ---------               --------
 Net increase (decrease) in
  net assets                           3,874,849               331,327               (2,718)                (1,491)
NET ASSETS:
 Beginning of year                       676,169                66,406               48,146                  1,491
                                    ------------            ----------            ---------               --------
 End of year                          $4,551,018              $397,733              $45,428                   $ --
                                    ============            ==========            =========               ========

                                                                              HARTFORD
                                                         HARTFORD              TOTAL
                                 FIRST HORIZON CORE      ADVISERS           RETURN BOND
                                  EQUITY PORTFOLIO       HLS FUND             HLS FUND
                                  SUB-ACCOUNT (C)       SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(11)             $234,307           $8,513,644
 Net realized gain (loss) on
  security transactions                 (1,114)                  785                4,777
 Net realized gain on
  distributions                            862             1,469,028               23,424
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                                 311              (205,088)          (1,646,630)
                                      --------         -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                                48             1,499,032            6,895,215
                                      --------         -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                 800             6,348,496          100,873,132
 Net transfers                          (8,132)            3,881,422           53,840,509
 Surrenders for benefit
  payments and fees                         --              (692,305)          (6,922,244)
 Net annuity transactions                   --                    --               70,004
                                      --------         -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (7,332)            9,537,613          147,861,401
                                      --------         -------------       --------------
 Net increase (decrease) in
  net assets                            (7,284)           11,036,645          154,756,616
NET ASSETS:
 Beginning of year                       7,284             9,943,981           86,572,174
                                      --------         -------------       --------------
 End of year                              $ --           $20,980,626         $241,328,790
                                      ========         =============       ==============

(c)  Fund closed effective February 22, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   HARTFORD
                                 DIVIDEND AND                                     HARTFORD
                                    GROWTH              HARTFORD FOCUS        GLOBAL ADVISERS
                                   HLS FUND                HLS FUND               HLS FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $1,156,399               $(1,594)                $42,474
 Net realized gain (loss) on
  security transactions                 11,524                  (485)                    (17)
 Net realized gain on
  distributions                     10,925,053                37,730                  97,048
 Net unrealized appreciation
  (depreciation) of
  investments during the year        6,540,417                12,475                   5,783
                                --------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        18,633,393                48,126                 145,288
                                --------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                          79,287,579               459,529               1,182,111
 Net transfers                      34,725,469                (3,309)                631,857
 Surrenders for benefit
  payments and fees                 (3,862,093)              (11,692)                (77,150)
 Net annuity transactions                5,677                    --                      --
                                --------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                110,156,632               444,528               1,736,818
                                --------------            ----------            ------------
 Net increase (decrease) in
  net assets                       128,790,025               492,654               1,882,106
NET ASSETS:
 Beginning of year                  41,850,438               221,927               1,032,258
                                --------------            ----------            ------------
 End of year                      $170,640,463              $714,581              $2,914,364
                                ==============            ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          HARTFORD
                                      HARTFORD          DISCIPLINED                                     HARTFORD GROWTH
                                   GLOBAL LEADERS          EQUITY              HARTFORD GROWTH           OPPORTUNITIES
                                      HLS FUND            HLS FUND                 HLS FUND                HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(20,686)            $(85,809)               $(92,959)               $(110,516)
 Net realized gain (loss) on
  security transactions                   12,183               17,570                     848                   48,962
 Net realized gain on
  distributions                          255,168                   --                 486,277                2,488,960
 Net unrealized appreciation
  (depreciation) of
  investments during the year            202,464           14,663,438                (133,968)                (452,999)
                                    ------------       --------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             449,129           14,595,199                 260,198                1,974,407
                                    ------------       --------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                             1,826,655           74,019,558               2,745,993               14,660,761
 Net transfers                         1,015,160           42,244,487               2,047,361                3,599,474
 Surrenders for benefit
  payments and fees                     (183,052)          (5,553,153)               (242,143)                (600,390)
 Net annuity transactions                     --                   --                      --                       --
                                    ------------       --------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,658,763          110,710,892               4,551,211               17,659,845
                                    ------------       --------------            ------------            -------------
 Net increase (decrease) in
  net assets                           3,107,892          125,306,091               4,811,409               19,634,252
NET ASSETS:
 Beginning of year                     1,997,015           64,985,271               3,651,238                7,761,440
                                    ------------       --------------            ------------            -------------
 End of year                          $5,104,907         $190,291,362              $8,462,647              $27,395,692
                                    ============       ==============            ============            =============

                                                                                  HARTFORD
                                                                                INTERNATIONAL
                                                                                   CAPITAL
                                    HARTFORD HIGH           HARTFORD INDEX      APPRECIATION
                                   YIELD HLS FUND              HLS FUND           HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,470,747                 $33,138            $(62,336)
 Net realized gain (loss) on
  security transactions                     1,748                  (4,318)             (3,538)
 Net realized gain on
  distributions                                --                 533,313           1,298,188
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (594,047)                 35,646           1,308,060
                                    -------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              878,448                 597,779           2,540,374
                                    -------------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                              5,161,460               2,372,789           7,883,213
 Net transfers                          4,066,630               1,113,495           3,192,043
 Surrenders for benefit
  payments and fees                      (446,331)               (180,863)           (340,950)
 Net annuity transactions                  50,662                      --                  --
                                    -------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     8,832,421               3,305,421          10,734,306
                                    -------------            ------------       -------------
 Net increase (decrease) in
  net assets                            9,710,869               3,903,200          13,274,680
NET ASSETS:
 Beginning of year                      4,321,519               2,257,147           5,873,667
                                    -------------            ------------       -------------
 End of year                          $14,032,388              $6,160,347         $19,148,347
                                    =============            ============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD           HARTFORD
                                    INTERNATIONAL       INTERNATIONAL              HARTFORD
                                    SMALL COMPANY       OPPORTUNITIES            MONEY MARKET
                                       HLS FUND           HLS FUND                 HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $40,434            $523,075                 $676,903
 Net realized gain (loss) on
  security transactions                   (29,877)             21,573                       --
 Net realized gain on
  distributions                           741,464           3,584,233                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             332,557           2,607,904                        3
                                     ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,084,578           6,736,785                  676,906
                                     ------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              3,735,420          18,719,051               28,216,200
 Net transfers                            807,814           9,820,055               (1,338,633)
 Surrenders for benefit
  payments and fees                      (150,416)         (1,319,369)              (2,439,175)
 Net annuity transactions                      --                  --                    5,687
                                     ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     4,392,818          27,219,737               24,444,079
                                     ------------       -------------            -------------
 Net increase (decrease) in
  net assets                            5,477,396          33,956,522               25,120,985
NET ASSETS:
 Beginning of year                      2,139,116          15,818,273                8,196,168
                                     ------------       -------------            -------------
 End of year                           $7,616,512         $49,774,795              $33,317,153
                                     ============       =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                                   HARTFORD
                                      MORTGAGE             HARTFORD SMALL        SMALLCAP
                                     SECURITIES               COMPANY             GROWTH               HARTFORD STOCK
                                      HLS FUND                HLS FUND           HLS FUND                 HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT (D)       SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $475,172                 $(1,625)          $(170,225)                 $18,988
 Net realized gain (loss) on
  security transactions                      188                  (8,669)            (18,357)                   8,037
 Net realized gain on
  distributions                               --                 160,083           1,231,401                  946,087
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (306,719)                (84,342)           (316,893)                 722,068
                                    ------------            ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             168,641                  65,447             725,926                1,695,180
                                    ------------            ------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             2,870,262                 850,890           7,331,094                7,193,081
 Net transfers                         1,391,567                 390,515           1,873,864                2,092,757
 Surrenders for benefit
  payments and fees                     (208,098)                 (7,211)           (582,693)                (412,933)
 Net annuity transactions                     --                      --                  --                       --
                                    ------------            ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    4,053,731               1,234,194           8,622,265                8,872,905
                                    ------------            ------------       -------------            -------------
 Net increase (decrease) in
  net assets                           4,222,372               1,299,641           9,348,191               10,568,085
NET ASSETS:
 Beginning of year                     2,129,023                      --           9,393,043                6,765,655
                                    ------------            ------------       -------------            -------------
 End of year                          $6,351,395              $1,299,641         $18,741,234              $17,333,740
                                    ============            ============       =============            =============

                               HARTFORD U.S.
                                GOVERNMENT                                     HARTFORD VALUE
                                SECURITIES             HARTFORD VALUE           OPPORTUNITIES
                                 HLS FUND                 HLS FUND                HLS FUND
                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $1,099,703                  $7,746                   $8,372
 Net realized gain (loss) on
  security transactions                8,376                  10,609                    3,185
 Net realized gain on
  distributions                           --                  75,580                  982,660
 Net unrealized appreciation
  (depreciation) of
  investments during the year        731,774                 466,064                  232,505
                               -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       1,839,853                 559,999                1,226,722
                               -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                        39,131,345               2,115,409                4,510,528
 Net transfers                    22,920,405               1,165,409                1,817,138
 Surrenders for benefit
  payments and fees               (2,699,695)               (156,158)                (307,560)
 Net annuity transactions                 --                      --                       --
                               -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               59,352,055               3,124,660                6,020,106
                               -------------            ------------            -------------
 Net increase (decrease) in
  net assets                      61,191,908               3,684,659                7,246,828
NET ASSETS:
 Beginning of year                30,433,004               1,642,641                3,670,554
                               -------------            ------------            -------------
 End of year                     $91,624,912              $5,327,300              $10,917,382
                               =============            ============            =============

(d) From inception, June 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD             HUNTINGTON VA           HUNTINGTON VA
                                    EQUITY INCOME           INCOME EQUITY              DIVIDEND
                                       HLS FUND                  FUND                CAPTURE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $46,687                  $2,632                 $49,514
 Net realized gain (loss) on
  security transactions                     1,354                     511                   3,114
 Net realized gain on
  distributions                             6,018                  34,346                  66,183
 Net unrealized appreciation
  (depreciation) of
  investments during the year             520,146                 118,334                 330,829
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              574,205                 155,823                 449,640
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              1,890,129                 945,159               1,424,393
 Net transfers                          1,701,875                 240,079                 695,740
 Surrenders for benefit
  payments and fees                      (179,750)                (45,669)                (94,244)
 Net annuity transactions                  26,023                      --                      --
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     3,438,277               1,139,569               2,025,889
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            4,012,482               1,295,392               2,475,529
NET ASSETS:
 Beginning of year                      1,569,873                 754,942               1,764,623
                                     ------------            ------------            ------------
 End of year                           $5,582,355              $2,050,334              $4,240,152
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         HUNTINGTON VA           HUNTINGTON VA          HUNTINGTON VA
                                  HUNTINGTON VA             MID CORP              NEW ECONOMY              ROTATING
                                   GROWTH FUND            AMERICA FUND                FUND               MARKETS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(6,323)               $(20,355)               $(22,440)              $(1,545)
 Net realized gain (loss) on
  security transactions                    (64)                  6,356                   1,651                   183
 Net realized gain on
  distributions                          4,476                  19,063                  19,273                 2,748
 Net unrealized appreciation
  (depreciation) of
  investments during the year           47,727                  97,121                 152,323                26,835
                                    ----------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            45,816                 102,185                 150,807                28,221
                                    ----------            ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             492,864               1,056,474               1,569,224               270,963
 Net transfers                          78,284                 220,996                 279,196                51,058
 Surrenders for benefit
  payments and fees                    (12,259)                (58,479)                (55,239)               (4,644)
 Net annuity transactions                   --                      --                      --                    --
                                    ----------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    558,889               1,218,991               1,793,181               317,377
                                    ----------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets                           604,705               1,321,176               1,943,988               345,598
NET ASSETS:
 Beginning of year                     278,348                 997,276                 688,904                23,771
                                    ----------            ------------            ------------            ----------
 End of year                          $883,053              $2,318,452              $2,632,892              $369,369
                                    ==========            ============            ============            ==========

                                   HUNTINGTON VA                                  HUNTINGTON VA
                                   INTERNATIONAL           HUNTINGTON VA             MORTGAGE
                                    EQUITY FUND            MACRO 100 FUND        SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $920                $(16,341)              $(2,040)
 Net realized gain (loss) on
  security transactions                      431                     738                    81
 Net realized gain on
  distributions                            6,919                  13,607                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            154,599                  56,050                19,578
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             162,869                  54,054                17,619
                                    ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             1,051,046                 695,366               470,849
 Net transfers                           258,726                 290,888               118,126
 Surrenders for benefit
  payments and fees                      (23,371)                (47,510)               (7,985)
 Net annuity transactions                     --                      --                    --
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,286,401                 938,744               580,990
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets                           1,449,270                 992,798               598,609
NET ASSETS:
 Beginning of year                        72,054                 674,462                96,688
                                    ------------            ------------            ----------
 End of year                          $1,521,324              $1,667,260              $695,297
                                    ============            ============            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    HUNTINGTON VA                                    LORD ABBETT
                                     SITUS SMALL           LORD ABBETT ALL         AMERICA'S VALUE
                                       CAP FUND            VALUE PORTFOLIO            PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(41,982)               $(23,765)                $49,701
 Net realized gain (loss) on
  security transactions                     2,610                   2,426                   1,481
 Net realized gain on
  distributions                            42,705                 155,713                  81,773
 Net unrealized appreciation
  (depreciation) of
  investments during the year              80,665                 279,070                 287,193
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               83,998                 413,444                 420,148
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              2,215,914               3,244,491               1,091,163
 Net transfers                            604,440               1,233,970               1,243,611
 Surrenders for benefit
  payments and fees                       (98,928)               (139,622)               (184,222)
 Net annuity transactions                      --                      --                      --
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,721,426               4,338,839               2,150,552
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            2,805,424               4,752,283               2,570,700
NET ASSETS:
 Beginning of year                      1,247,616               1,776,558               1,701,102
                                     ------------            ------------            ------------
 End of year                           $4,053,040              $6,528,841              $4,271,802
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  LORD ABBETT              LORD ABBETT             LORD ABBETT             MFS CAPITAL
                                BOND-DEBENTURE             GROWTH AND               LARGE-CAP             OPPORTUNITIES
                                   PORTFOLIO            INCOME PORTFOLIO          CORE PORTFOLIO             SERIES
                                  SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $708,817                 $305,616                $(10,706)               $(7,578)
 Net realized gain (loss)
  on security transactions                 661                    5,488                      27                 21,942
 Net realized gain on
  distributions                             --                2,460,062                   9,463                     --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                  72,851                3,329,578                 182,877                 69,055
                                 -------------            -------------            ------------            -----------
 Net increase (decrease)
  in net assets resulting
  from operations                      782,329                6,100,744                 181,661                 83,419
                                 -------------            -------------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                           6,554,544               43,842,911               1,311,845                  5,000
 Net transfers                       3,997,363               19,040,066                 258,302               (197,167)
 Surrenders for benefit
  payments and fees                   (423,730)              (1,669,653)                (55,720)              (182,541)
 Net annuity transactions                   --                   53,186                   5,689                     --
                                 -------------            -------------            ------------            -----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            10,128,177               61,266,510               1,520,116               (374,708)
                                 -------------            -------------            ------------            -----------
 Net increase (decrease)
  in net assets                     10,910,506               67,367,254               1,701,777               (291,289)
NET ASSETS:
 Beginning of year                   4,439,334               12,541,528                 724,875                972,031
                                 -------------            -------------            ------------            -----------
 End of year                       $15,349,840              $79,908,782              $2,426,652               $680,742
                                 =============            =============            ============            ===========

                                                      MFS INVESTORS
                                MFS EMERGING          GROWTH STOCK           MFS INVESTORS
                               GROWTH SERIES             SERIES               TRUST SERIES
                                SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                           $(11,709)               $(7,703)               $(15,219)
 Net realized gain (loss)
  on security transactions            8,628                  1,992                  30,038
 Net realized gain on
  distributions                          --                     --                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               43,704                 29,129                 111,773
                                 ----------            -----------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                    40,623                 23,418                 126,592
                                 ----------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                            4,464                     --                  18,113
 Net transfers                      (12,065)               (57,811)                 19,017
 Surrenders for benefit
  payments and fees                 (20,674)               (74,392)               (165,774)
 Net annuity transactions                --                     --                      --
                                 ----------            -----------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (28,275)              (132,203)               (128,644)
                                 ----------            -----------            ------------
 Net increase (decrease)
  in net assets                      12,348               (108,785)                 (2,052)
NET ASSETS:
 Beginning of year                  676,079                534,275               1,252,550
                                 ----------            -----------            ------------
 End of year                       $688,427               $425,490              $1,250,498
                                 ==========            ===========            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  MFS TOTAL              EQUITY AND         CORE PLUS
                                RETURN SERIES              INCOME         FIXED INCOME
                                 SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $88,939               $(1,610)           $315,469
 Net realized gain (loss) on
  security transactions               155,541                 4,251              40,578
 Net realized gain on
  distributions                       463,229                 5,114              70,799
 Net unrealized appreciation
  (depreciation) of
  investments during the year         668,893                13,155            (183,003)
                                -------------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,376,602                20,910             243,843
                                -------------            ----------       -------------
UNIT TRANSACTIONS:
 Purchases                            262,731                12,000             102,713
 Net transfers                       (143,449)              (16,709)           (169,228)
 Surrenders for benefit
  payments and fees                (1,664,797)              (40,802)         (1,732,401)
 Net annuity transactions                  --                    --                  --
                                -------------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (1,545,515)              (45,511)         (1,798,916)
                                -------------            ----------       -------------
 Net increase (decrease) in
  net assets                         (168,913)              (24,601)         (1,555,073)
NET ASSETS:
 Beginning of year                 14,864,762               212,171          14,308,289
                                -------------            ----------       -------------
 End of year                      $14,695,849              $187,570         $12,753,216
                                =============            ==========       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   EMERGING                EMERGING
                                 MARKETS DEBT           MARKETS EQUITY            TECHNOLOGY              HIGH YIELD
                                 SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT (E)          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $72,759                 $(72,281)               $(1,000)               $126,412
 Net realized gain (loss)
  on security transactions              2,517                  (10,800)               (38,464)                (84,280)
 Net realized gain on
  distributions                        19,808                  203,888                     --                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 (4,968)               2,402,576                 50,150                  89,336
                                 ------------            -------------            -----------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                      90,116                2,523,383                 10,686                 131,468
                                 ------------            -------------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                              7,902                6,742,135                    440                   6,020
 Net transfers                         38,798                2,163,557               (192,304)                (31,249)
 Surrenders for benefit
  payments and fees                   (55,832)                (544,357)                (1,929)               (193,819)
 Net annuity transactions                  --                   61,319                     --                      --
                                 ------------            -------------            -----------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions               (9,132)               8,422,654               (193,793)               (219,048)
                                 ------------            -------------            -----------            ------------
 Net increase (decrease)
  in net assets                        80,984               10,946,037               (183,107)                (87,580)
NET ASSETS:
 Beginning of year                  1,035,654                3,401,363                183,107               2,121,719
                                 ------------            -------------            -----------            ------------
 End of year                       $1,116,638              $14,347,400                   $ --              $2,034,139
                                 ============            =============            ===========            ============

                                   MID CAP            U.S. MID
                                    GROWTH            CAP VALUE              FOCUS GROWTH
                                 SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT (F)
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(61,048)          $(129,279)               $(235,490)
 Net realized gain (loss)
  on security transactions             10,718             125,279                 (276,003)
 Net realized gain on
  distributions                       244,671           1,142,299                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 96,084             584,024                  209,885
                                 ------------       -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                     290,425           1,722,323                 (301,608)
                                 ------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                          3,015,696           3,196,214                   38,259
 Net transfers                      1,079,614           1,505,705               (1,566,846)
 Surrenders for benefit
  payments and fees                  (125,310)           (861,490)              (2,823,792)
 Net annuity transactions                  --                  --                   54,626
                                 ------------       -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            3,970,000           3,840,429               (4,297,753)
                                 ------------       -------------            -------------
 Net increase (decrease)
  in net assets                     4,260,425           5,562,752               (4,599,361)
NET ASSETS:
 Beginning of year                  1,750,800           7,011,458               19,392,593
                                 ------------       -------------            -------------
 End of year                       $6,011,225         $12,574,210              $14,793,232
                                 ============       =============            =============

(e)  Fund closed effective April 28, 2006.

(f)  Formerly American Opportunities. Change effective July 3, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              CAPITAL         DEVELOPING
                                   BALANCED GROWTH         OPPORTUNITIES        GROWTH
                                     SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $111,289               $(79,035)         $(76,620)
 Net realized gain (loss) on
  security transactions                  110,295                (35,826)          473,675
 Net realized gain on
  distributions                          506,837                     --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            333,451                380,896            72,109
                                     -----------            -----------       -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,061,872                266,035           469,164
                                     -----------            -----------       -----------
UNIT TRANSACTIONS:
 Purchases                                52,989                 15,513            26,998
 Net transfers                          (215,450)                22,620          (464,585)
 Surrenders for benefit
  payments and fees                   (1,525,822)              (822,832)         (769,339)
 Net annuity transactions                110,229                 13,744            19,722
                                     -----------            -----------       -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (1,578,054)              (770,955)       (1,187,204)
                                     -----------            -----------       -----------
 Net increase (decrease) in
  net assets                            (516,182)              (504,920)         (718,040)
NET ASSETS:
 Beginning of year                    10,834,682              5,360,561         5,649,630
                                     -----------            -----------       -----------
 End of year                         $10,318,500             $4,855,641        $4,931,590
                                     ===========            ===========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  FLEXIBLE INCOME          DIVIDEND GROWTH      GLOBAL EQUITY               GROWTH
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $242,393                 $(38,444)          $(59,307)                $(57,201)
 Net realized gain (loss) on
  security transactions                 (207,496)                (235,568)           375,122                   75,614
 Net realized gain on
  distributions                               --                       --            591,556                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            162,409                2,652,134            599,760                   53,939
                                    ------------            -------------        -----------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             197,306                2,378,122          1,507,131                   72,352
                                    ------------            -------------        -----------             ------------
UNIT TRANSACTIONS:
 Purchases                                22,023                   91,217             30,753                   25,819
 Net transfers                          (164,718)              (2,445,565)          (258,739)                (206,502)
 Surrenders for benefit
  payments and fees                     (679,313)              (4,511,565)        (1,380,361)                (425,048)
 Net annuity transactions                     --                   40,291             66,152                       --
                                    ------------            -------------        -----------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (822,008)              (6,825,622)        (1,542,195)                (605,731)
                                    ------------            -------------        -----------             ------------
 Net increase (decrease) in
  net assets                            (624,702)              (4,447,500)           (35,064)                (533,379)
NET ASSETS:
 Beginning of year                     5,477,289               29,793,862          8,373,132                4,093,871
                                    ------------            -------------        -----------             ------------
 End of year                          $4,852,587              $25,346,362         $8,338,068               $3,560,492
                                    ============            =============        ===========             ============

                                                                               EQUALLY-WEIGHTED
                                    MONEY MARKET          UTILITIES                 S&P 500
                                     SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $204,102             $34,881                 $(97,938)
 Net realized gain (loss) on
  security transactions                        --             324,898                2,071,281
 Net realized gain on
  distributions                                --                  --                1,360,903
 Net unrealized appreciation
  (depreciation) of
  investments during the year                  --             694,302                  (11,819)
                                    -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              204,102           1,054,081                3,322,427
                                    -------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 23,697              11,226                  116,358
 Net transfers                          3,922,893            (172,018)              (1,971,888)
 Surrenders for benefit
  payments and fees                    (3,976,982)         (1,197,175)              (3,952,438)
 Net annuity transactions                      --                  --                   78,984
                                    -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (30,392)         (1,357,967)              (5,728,984)
                                    -------------       -------------            -------------
 Net increase (decrease) in
  net assets                              173,710            (303,886)              (2,406,557)
NET ASSETS:
 Beginning of year                      6,807,869           6,462,004               27,422,374
                                    -------------       -------------            -------------
 End of year                           $6,981,579          $6,158,118              $25,015,817
                                    =============       =============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                   SMALL COMPANY                                 MTB LARGE CAP
                                       GROWTH            GLOBAL FRANCHISE        GROWTH FUND II
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(12,452)                $(4,771)              $(4,506)
 Net realized gain (loss) on
  security transactions                   8,510                  23,237                   540
 Net realized gain on
  distributions                          45,226                  24,570                 6,981
 Net unrealized appreciation
  (depreciation) of
  investments during the year            12,160                 145,700                42,487
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             53,444                 188,736                45,502
                                     ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               29,306                  18,143               366,082
 Net transfers                           40,080                  46,205                 2,830
 Surrenders for benefit
  payments and fees                     (29,493)                (97,401)               (9,454)
 Net annuity transactions                    --                      --                    --
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      39,893                 (33,053)              359,458
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets                             93,337                 155,683               404,960
NET ASSETS:
 Beginning of year                      532,968                 977,691               295,754
                                     ----------            ------------            ----------
 End of year                           $626,305              $1,133,374              $700,714
                                     ==========            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         MTB MANAGED            MTB MANAGED           MTB MANAGED
                                                          ALLOCATION             ALLOCATION            ALLOCATION
                                                           FUND --                FUND --               FUND --
                                MTB LARGE CAP              MODERATE              AGGRESSIVE           CONSERVATIVE
                                VALUE FUND II             GROWTH II              GROWTH II             GROWTH II
                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $(4,125)                $28,646                $5,441                $2,710
 Net realized gain (loss)
  on security transactions                342                   2,673                    53                    70
 Net realized gain on
  distributions                       119,068                 114,647                10,422                 2,974
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 67,269                  28,656                16,851                 1,493
                                 ------------            ------------            ----------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                     182,554                 174,622                32,767                 7,247
                                 ------------            ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                          1,113,707                 763,314               301,430               108,944
 Net transfers                        139,539                  12,281                 2,546                 3,628
 Surrenders for benefit
  payments and fees                   (30,671)                (73,857)               (2,350)               (8,942)
 Net annuity transactions                  --                      --                    --                    --
                                 ------------            ------------            ----------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            1,222,575                 701,738               301,626               103,630
                                 ------------            ------------            ----------            ----------
 Net increase (decrease)
  in net assets                     1,405,129                 876,360               334,393               110,877
NET ASSETS:
 Beginning of year                    476,358               1,531,580                67,245                92,709
                                 ------------            ------------            ----------            ----------
 End of year                       $1,881,487              $2,407,940              $401,638              $203,586
                                 ============            ============            ==========            ==========


                                 OPPENHEIMER                                       OPPENHEIMER
                                    MIDCAP            OPPENHEIMER CAPITAL       GLOBAL SECURITIES
                                   FUND VA             APPRECIATION FUND               FUND
                               SUB-ACCOUNT (G)            SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(24,767)               $(302,754)                $(616,996)
 Net realized gain (loss)
  on security transactions              3,057                    2,503                     7,419
 Net realized gain on
  distributions                            --                       --                 1,533,842
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 36,339                1,732,463                 9,008,601
                                 ------------            -------------            --------------
 Net increase (decrease)
  in net assets resulting
  from operations                      14,629                1,432,212                 9,932,866
                                 ------------            -------------            --------------
UNIT TRANSACTIONS:
 Purchases                          1,497,240               12,608,412                60,753,785
 Net transfers                       (174,676)               6,447,086                25,293,701
 Surrenders for benefit
  payments and fees                   (28,871)                (758,935)               (1,951,010)
 Net annuity transactions                  --                       --                    47,400
                                 ------------            -------------            --------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            1,293,693               18,296,563                84,143,876
                                 ------------            -------------            --------------
 Net increase (decrease)
  in net assets                     1,308,322               19,728,775                94,076,742
NET ASSETS:
 Beginning of year                    782,464               10,779,562                17,248,880
                                 ------------            -------------            --------------
 End of year                       $2,090,786              $30,508,337              $111,325,622
                                 ============            =============            ==============

(g)  Formerly Oppenheimer Aggressive Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              OPPENHEIMER           PUTNAM
                                     OPPENHEIMER              MAIN STREET         DIVERSIFIED
                                   MAIN STREET FUND         SMALL CAP FUND          INCOME
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(46,805)               $(486,722)           $280,576
 Net realized gain (loss) on
  security transactions                    (9,032)                   7,406               2,049
 Net realized gain on
  distributions                                --                  575,870                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             638,000                3,417,056             373,519
                                     ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              582,163                3,513,610             656,144
                                     ------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                              3,764,626               23,152,354           9,719,423
 Net transfers                          1,471,166               12,235,511           4,949,493
 Surrenders for benefit
  payments and fees                      (238,846)              (1,302,711)           (466,134)
 Net annuity transactions                      --                       --               5,681
                                     ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     4,996,946               34,085,154          14,208,463
                                     ------------            -------------       -------------
 Net increase (decrease) in
  net assets                            5,579,109               37,598,764          14,864,607
NET ASSETS:
 Beginning of year                      1,813,551               13,335,034           5,078,024
                                     ------------            -------------       -------------
 End of year                           $7,392,660              $50,933,798         $19,942,631
                                     ============            =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  PUTNAM
                                   PUTNAM GLOBAL           PUTNAM GROWTH       INTERNATIONAL               PUTNAM
                                  ASSET ALLOCATION           AND INCOME           EQUITY                 INVESTORS
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $20,317                $(12,460)          $(418,207)               $(28,238)
 Net realized gain (loss) on
  security transactions                      734                  (4,075)             18,086                   3,434
 Net realized gain on
  distributions                               --                  39,405                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            374,590                 331,677           9,091,711                 373,193
                                    ------------            ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             395,641                 354,547           8,691,590                 348,389
                                    ------------            ------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                             2,320,911               2,218,806          22,368,754               1,984,517
 Net transfers                           527,543                 431,022           9,241,319                 877,153
 Surrenders for benefit
  payments and fees                      (91,458)                (98,047)         (1,563,597)                (77,523)
 Net annuity transactions                     --                      --                  --                      --
                                    ------------            ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,756,996               2,551,781          30,046,476               2,784,147
                                    ------------            ------------       -------------            ------------
 Net increase (decrease) in
  net assets                           3,152,637               2,906,328          38,738,066               3,132,536
NET ASSETS:
 Beginning of year                     2,176,939                 986,313          19,032,957                 792,809
                                    ------------            ------------       -------------            ------------
 End of year                          $5,329,576              $3,892,641         $57,771,023              $3,925,345
                                    ============            ============       =============            ============

                                                                                 PUTNAM THE
                                       PUTNAM          PUTNAM SMALL            GEORGE PUTNAM
                                     NEW VALUE           CAP VALUE             FUND OF BOSTON
                                    SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(43,497)          $(395,805)                 $8,301
 Net realized gain (loss) on
  security transactions                    6,638                 579                  13,852
 Net realized gain on
  distributions                          249,911           2,009,778                  77,258
 Net unrealized appreciation
  (depreciation) of
  investments during the year            631,699           2,475,873                 225,030
                                    ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             844,751           4,090,425                 324,441
                                    ------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                             4,540,720          22,300,319               2,987,267
 Net transfers                           953,779          10,348,720                (651,120)
 Surrenders for benefit
  payments and fees                     (172,039)         (1,104,871)               (114,877)
 Net annuity transactions                     --                  --                      --
                                    ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    5,322,460          31,544,168               2,221,270
                                    ------------       -------------            ------------
 Net increase (decrease) in
  net assets                           6,167,211          35,634,593               2,545,711
NET ASSETS:
 Beginning of year                     2,535,192          12,087,513               1,365,933
                                    ------------       -------------            ------------
 End of year                          $8,702,403         $47,722,106              $3,911,644
                                    ============       =============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                                              PUTNAM              PIONEER FUND
                                    PUTNAM VISTA             VOYAGER             VCT PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(10,278)               $(31,052)              $(4,180)
 Net realized gain (loss) on
  security transactions                   1,948                   1,318                 1,611
 Net realized gain on
  distributions                              --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            30,175                  92,286                71,477
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             21,845                  62,552                68,908
                                     ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                              227,316               1,159,174                36,093
 Net transfers                          253,538                (594,930)               16,714
 Surrenders for benefit
  payments and fees                     (52,765)                (88,571)              (12,054)
 Net annuity transactions                    --                      --                    --
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     428,089                 475,673                40,753
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets                            449,934                 538,225               109,661
NET ASSETS:
 Beginning of year                      347,437               1,516,818               473,582
                                     ----------            ------------            ----------
 End of year                           $797,371              $2,055,043              $583,243
                                     ==========            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   PIONEER OAK
                                   RIDGE LARGE
                                    CAP GROWTH          PIONEER VALUE                               GROWTH AND
                                  VCT PORTFOLIO         VCT PORTFOLIO            ENTERPRISE           INCOME
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(8,545)              $(3,684)               $(19,650)          $(179,556)
 Net realized gain (loss) on
  security transactions                    331                 2,283                 (52,587)             81,629
 Net realized gain on
  distributions                          6,547                10,511                      --           1,048,740
 Net unrealized appreciation
  (depreciation) of
  investments during the year            8,858                14,921                 148,347           2,089,184
                                    ----------            ----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             7,191                24,031                  76,110           3,039,997
                                    ----------            ----------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                              90,387                11,851                   4,182          11,228,616
 Net transfers                         149,807               (15,205)                (24,865)          4,147,174
 Surrenders for benefit
  payments and fees                    (34,296)              (17,781)                (92,414)         (1,625,400)
 Net annuity transactions                   --                    --                      --                (822)
                                    ----------            ----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    205,898               (21,135)               (113,097)         13,749,568
                                    ----------            ----------            ------------       -------------
 Net increase (decrease) in
  net assets                           213,089                 2,896                 (36,987)         16,789,565
NET ASSETS:
 Beginning of year                     314,646               199,032               1,570,180          13,511,847
                                    ----------            ----------            ------------       -------------
 End of year                          $527,735              $201,928              $1,533,193         $30,301,412
                                    ==========            ==========            ============       =============


                                                             STRATEGIC             AGGRESSIVE
                                      COMSTOCK                 GROWTH           GROWTH PORTFOLIO
                                     SUB-ACCOUNT          SUB-ACCOUNT (H)         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(296,090)              $(5,083)              $(4,447)
 Net realized gain (loss) on
  security transactions                    10,227                 2,820                  (395)
 Net realized gain on
  distributions                         2,163,222                    --                17,267
 Net unrealized appreciation
  (depreciation) of
  investments during the year           4,807,286                 2,278                (6,630)
                                    -------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            6,684,645                    15                 5,795
                                    -------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             20,533,485                41,178                10,018
 Net transfers                         11,618,008               (26,627)                  919
 Surrenders for benefit
  payments and fees                    (2,081,837)              (10,017)               (3,979)
 Net annuity transactions                      --                    --                    --
                                    -------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    30,069,656                 4,534                 6,958
                                    -------------            ----------            ----------
 Net increase (decrease) in
  net assets                           36,754,301                 4,549                12,753
NET ASSETS:
 Beginning of year                     28,331,667               255,427               208,177
                                    -------------            ----------            ----------
 End of year                          $65,085,968              $259,976              $220,930
                                    =============            ==========            ==========

(h) Formerly Emerging Growth. Change effective August 15, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          WELLS FARGO
                                                         ADVANTAGE VT
                                     GOVERNMENT          LARGE COMPANY
                                     PORTFOLIO            GROWTH FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (I)
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $8,727                $(190)
 Net realized gain (loss) on
  security transactions                     552                    8
 Net realized gain on
  distributions                              --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (4,296)                 566
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              4,983                  384
                                     ----------            ---------
UNIT TRANSACTIONS:
 Purchases                               61,858               11,106
 Net transfers                           82,609                1,180
 Surrenders for benefit
  payments and fees                     (28,115)                  (1)
 Net annuity transactions                    --                   --
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     116,352               12,285
                                     ----------            ---------
 Net increase (decrease) in
  net assets                            121,335               12,669
NET ASSETS:
 Beginning of year                      386,175                7,552
                                     ----------            ---------
 End of year                           $507,510              $20,221
                                     ==========            =========

(i) Formerly Wells Fargo Advantage Large Company Growth Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    WELLS FARGO         STI CLASSIC VT
                                   ADVANTAGE VT           LARGE CAP          STI CLASSIC VT         STI CLASSIC VT
                                     SMALL CAP             RELATIVE              MID-CAP           LARGE CAP VALUE
                                    GROWTH FUND           VALUE FUND           EQUITY FUND           EQUITY FUND
                                  SUB-ACCOUNT (J)        SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(124)                $(465)               $(926)                $(1,924)
 Net realized gain (loss) on
  security transactions                     77                   108                 (115)                    952
 Net realized gain on
  distributions                            210                 6,184                5,170                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,207                 5,751                  847                 199,289
                                     ---------            ----------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,370                11,578                4,976                 198,317
                                     ---------            ----------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                               7,404                 6,646                8,675                 434,400
 Net transfers                             306                46,091                3,765                 320,862
 Surrenders for benefit
  payments and fees                         (3)                  150                 (829)                (40,806)
 Net annuity transactions                   --                    --                   --                      --
                                     ---------            ----------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      7,707                52,887               11,611                 714,456
                                     ---------            ----------            ---------            ------------
 Net increase (decrease) in
  net assets                             9,077                64,465               16,587                 912,773
NET ASSETS:
 Beginning of year                       4,817                57,358               53,032                 615,231
                                     ---------            ----------            ---------            ------------
 End of year                           $13,894              $121,823              $69,619              $1,528,004
                                     =========            ==========            =========            ============

(j) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Three (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively the "Sub-Accounts"): the AllianceBernstein VP Balanced Wealth Strategy Portfolio, AllianceBernstein VP Global Research Growth Portfolio, AllianceBernstein VP International Value Portfolio, AllianceBernstein VP Small/Mid Cap Value Portfolio, AllianceBernstein VP Value Portfolio, AllianceBernstein VPS International Growth Portfolio, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Large Cap VIF, BB&T Special Opportunities Equity VIF, BB&T Total Return Bond VIF, Evergreen VA Balanced Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA Fundamental Large Cap Fund, Fidelity(R) VIP Equity-Income, Fidelity(R) VIP Growth, Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Mid Cap, Fidelity(R) VIP Value Strategies, Fidelity(R) VIP Dynamic Capital Appreciation Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund, Hartford Advisers HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford Mid Cap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Cap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Small Cap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, Huntington VA Income Equity Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mortgage Securities Fund, Huntington VA Situs Small Cap Fund, Lord Abbett All Value Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Portfolio, Lord Abbett Large Cap Core Fund, MFS Core Equity Series, MFS Emerging Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series, Equity and Income, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, High Yield, Mid Cap Growth, U.S. Mid Cap Value, Focus Growth, Balanced Growth, Capital Opportunities, Developing Growth, Flexible Income, Dividend Growth, Global Equity, Growth, Money Market, Utilities, Equally-Weighted S&P 500, Small Company Growth, Global Franchise, MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund -- Moderate Growth II, MTB Managed Allocation Fund -- Aggressive Growth II, MTB Managed Allocation Fund -- Conservative Growth II, Oppenheimer Midcap Fund VA, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Securities Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Small Cap Fund, Putnam Diversified Income, Putnam Global Asset Allocation, Putnam Growth and Income, Putnam International Growth and Income, Putnam International Equity, Putnam Investors, Putnam New Value, Putnam Small Cap Value, Putnam The George Putnam Fund of Boston, Putnam Vista, Putnam Voyager, Pioneer Fund VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Enterprise, Growth and Income, Comstock, Strategic Growth, Aggressive Growth Portfolio, Government Portfolio, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Small Cap Growth Fund, STI Classic VT Large Cap Growth Stock Fund, STI Classic VT Large Cap Core Equity Fund, STI Classic VT Mid-Cap Core Equity Fund, and STI Classic VT Large Cap Value Equity Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with

-------------------------------------------------------------------------------

    accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2007.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) RECLASSIFICATIONS -- Certain reclassifications have been made to the December 31, 2006 Statements of Changes in Net Assets to conform to the current year presentation.

       h) FAIR VALUE MEASUREMENTS -- In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Account will adopt SFAS 157 on January 1, 2008. Adoption of this statement is not expected to have a material impact on the Account's financial statements.

       i) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATIVE FEES -- The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.60% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of up to 0.20% of the Account's average daily net assets.

       b) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These charges are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

                                                PURCHASES           PROCEEDS
SUB-ACCOUNT                                      AT COST           FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth
 Strategy Portfolio                                $24,112,943        $2,648,185
AllianceBernstein VP Global Research
 Growth Portfolio                                    1,552,452           401,636
AllianceBernstein VP International Value
 Portfolio                                          65,399,151        12,206,791
AllianceBernstein VP Small/Mid Cap Value
 Portfolio                                          10,175,089         2,071,862
AllianceBernstein VP Value Portfolio                26,690,852         2,142,002
AllianceBernstein VPS International Growth
 Portfolio                                             559,961             6,229
American Funds Global Growth Fund                      925,979           901,117
American Funds Growth Fund                           4,806,248         6,142,683
American Funds Growth-Income Fund                    2,997,251         4,388,059
American Funds International Fund                    2,542,092         2,774,634
American Funds Global Small Capitalization
 Fund                                                1,046,281         1,280,621
BB&T Mid Cap Growth VIF                              1,450,325           368,708
BB&T Capital Manager Equity VIF                        900,691           318,356
BB&T Large Cap VIF                                   4,650,782         2,123,835
BB&T Special Opportunities Equity VIF                6,917,261           944,477
BB&T Total Return Bond VIF                           1,343,821           406,690
Evergreen VA Balanced Fund                             342,958            14,026
Evergreen VA Growth Fund                             2,151,177           698,777
Evergreen VA International Equity Fund               1,503,155           188,709
Evergreen VA Omega Fund                                    336             2,254
Evergreen VA Special Values Fund                     6,484,530         1,411,110
Evergreen VA Fundamental Large Cap Fund                 91,566            32,172
Fidelity(R) VIP Equity-Income                       35,115,061         4,304,798
Fidelity(R) VIP Growth                               9,331,284         3,803,528
Fidelity(R) VIP Contrafund(R)                      249,586,067         8,897,766
Fidelity(R) VIP Mid Cap                             35,101,569         5,369,408
Fidelity(R) VIP Value Strategies                     5,934,348         1,704,157
Fidelity(R) VIP Dynamic Capital
 Appreciation Portfolio                                 23,278                24
Franklin Small-Mid Cap Growth Securities
 Fund                                                  707,328         1,239,758
Franklin Strategic Income Securities Fund            8,471,983         3,559,348
Mutual Shares Securities Fund                        1,706,813         2,540,583
Templeton Developing Markets Securities
 Fund                                                  571,904         1,086,258
Templeton Growth Securities Fund                       539,057           704,695
Fifth Third Balanced VIP Fund                           28,430           109,528
Fifth Third Disciplined Value VIP Fund               2,609,117         5,801,952
Fifth Third Mid Cap VIP Fund                           285,246           509,482
Fifth Third Quality Growth VIP Fund                     13,308            51,719
Hartford Advisers HLS Fund                          12,590,804         3,192,663
Hartford LargeCap Growth HLS Fund                      101,037                59
Hartford Total Return Bond HLS Fund                161,832,671        12,202,983
Hartford Dividend and Growth HLS Fund              160,939,949         6,638,633
Hartford Fundamental Growth HLS Fund                 1,036,408            94,691
Hartford Global Advisers HLS Fund                    2,134,590           341,347
Hartford Global Growth HLS Fund                      4,384,424         1,188,632
Hartford Disciplined Equity HLS Fund                72,473,993        14,900,803

-------------------------------------------------------------------------------

                                                PURCHASES           PROCEEDS
SUB-ACCOUNT                                      AT COST           FROM SALES
--------------------------------------------------------------------------------
Hartford Growth HLS Fund                            $4,749,038        $1,482,535
Hartford Growth Opportunities HLS Fund              27,644,810         2,974,953
Hartford High Yield HLS Fund                        15,628,272         1,912,501
Hartford Index HLS Fund                              5,289,465         1,948,622
Hartford International Growth HLS Fund              22,508,524         1,656,389
Hartford International Small Company HLS
 Fund                                               11,903,764         2,696,942
Hartford International Opportunities HLS
 Fund                                               38,310,268        10,887,011
Hartford MidCap Growth HLS Fund                        167,250             6,255
Hartford Money Market HLS Fund                      79,870,075        53,258,934
Hartford Mortgage Securities HLS Fund                2,989,869           743,315
Hartford SmallCap Value HLS Fund                        51,470             3,977
Hartford Small Company HLS Fund                     16,513,481           548,682
Hartford SmallCap Growth HLS Fund                    8,055,317         2,995,366
Hartford Stock HLS Fund                              7,587,025         1,585,640
Hartford U.S. Government Securities HLS
 Fund                                               72,551,652         5,053,012
Hartford Value HLS Fund                             22,375,728         1,065,626
Hartford Value Opportunities HLS Fund               15,309,155         1,618,042
Hartford Equity Income HLS Fund                      7,132,735           780,213
Huntington VA Income Equity Fund                     1,165,563           281,587
Huntington VA Dividend Capture Fund                  1,913,139           316,291
Huntington VA Growth Fund                            1,012,280           134,717
Huntington VA Mid Corp America Fund                    953,059           158,455
Huntington VA New Economy Fund                       1,259,650           432,944
Huntington VA Rotating Markets Fund                    902,799            38,481
Huntington VA International Equity Fund              1,457,329           218,414
Huntington VA Macro 100 Fund                           672,868           175,467
Huntington VA Mortgage Securities Fund                 688,245            98,579
Huntington VA Situs Small Cap Fund                   2,048,375           448,924
Lord Abbett All Value Portfolio                      3,612,689           785,194
Lord Abbett America's Value Portfolio                3,209,113           676,126
Lord Abbett Bond Debenture Fund                     18,762,003         1,964,563
Lord Abbett Growth and Income Portfolio             86,904,952         5,649,628
Lord Abbett Large Cap Core Fund                      3,159,201           455,000
MFS Core Equity Series                                  32,171           144,741
MFS Emerging Growth Series                             189,423           214,943
MFS Investors Growth Stock Series                       11,745            51,113
MFS Investors Trust Series                             250,874           306,759
MFS Total Return Series                              1,511,888         2,938,179
Equity and Income                                      145,246            54,925
Core Plus Fixed Income                               1,611,476         3,895,430
Emerging Markets Debt                                  254,691           248,317
Emerging Markets Equity                             19,480,901         5,445,229
High Yield                                             281,546           444,949
Mid Cap Growth                                       6,809,711         1,569,793
U.S. Mid Cap Value                                   7,998,992         3,519,693
Focus Growth                                           206,202         3,811,136
Balanced Growth                                      1,140,814         2,652,995
Capital Opportunities                                  286,711         1,276,056

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                PURCHASES           PROCEEDS
SUB-ACCOUNT                                      AT COST           FROM SALES
--------------------------------------------------------------------------------
Developing Growth                                      $66,721        $1,701,639
Flexible Income                                        578,606         1,035,357
Dividend Growth                                        412,638         6,869,709
Global Equity                                        1,301,457         2,146,916
Growth                                                  28,159           747,451
Money Market                                         6,445,454         5,606,792
Utilities                                              426,050         1,678,654
Equally-Weighted S&P 500                             3,815,948         7,307,696
Small Company Growth                                   157,016            91,666
Global Franchise                                       247,145           228,700
MTB Large Cap Growth Fund II                           704,121           105,748
MTB Large Cap Value Fund II                          1,805,287           221,077
MTB Managed Allocation Fund -- Moderate
 Growth II                                           1,271,157           325,963
MTB Managed Allocation Fund -- Aggressive
 Growth II                                             442,139           211,194
MTB Managed Allocation Fund --
 Conservative Growth II                                435,861            40,817
Oppenheimer Midcap Fund VA                           1,539,296           776,080
Oppenheimer Capital Appreciation Fund               22,050,143         3,295,211
Oppenheimer Global Securities Fund                 108,330,801         5,842,639
Oppenheimer Main Street Fund                         5,046,932         1,441,544
Oppenheimer Main Street Small Cap Fund              33,014,895         3,855,293
Putnam Diversified Income                           22,982,415         4,275,877
Putnam Global Asset Allocation                       2,791,054           636,631
Putnam Growth and Income                             5,217,711           676,710
Putnam International Growth and Income                  52,041                58
Putnam International Equity                         35,645,992         6,985,590
Putnam Investors                                    19,833,988           832,580
Putnam New Value                                     4,538,634         1,336,212
Putnam Small Cap Value                              29,100,597         4,108,808
Putnam The George Putnam Fund of Boston              4,681,471         1,931,581
Putnam Vista                                           418,368           187,789
Putnam Voyager                                         716,562           678,557
Pioneer Fund VCT Portfolio                             300,104           323,605
Pioneer Oak Ridge Large Cap Growth VCT
 Portfolio                                              58,448            97,928
Enterprise                                             110,577           483,392
Growth and Income                                   25,045,282         4,216,746
Comstock                                            26,282,069         4,656,774
Strategic Growth                                        97,240            48,119
Aggressive Growth Portfolio                             33,740            92,229
Government Portfolio                                   117,195            31,963
Wells Fargo Advantage VT Large Company
 Growth Fund                                             4,072             1,628
Wells Fargo Advantage VT Small Cap Growth
 Fund                                                    3,991             2,029
STI Classic VT Large Cap Growth Stock Fund              26,541             1,596
STI Classic VT Large Cap Core Equity Fund               28,488             2,644
STI Classic VT Mid-Cap Core Equity Fund                 27,818             2,114
STI Classic VT Large Cap Value Equity Fund             939,506           148,545
                                            ------------------  ----------------
                                                $1,825,908,854      $324,632,242
                                            ==================  ================

-------------------------------------------------------------------------------

5.   CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                 UNITS         UNITS           NET INCREASE
SUB-ACCOUNT                      ISSUE        REDEEMED          (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP             1,883,751       202,325          1,681,426
 Balanced Wealth Strategy
 Portfolio
AllianceBernstein VP Global        103,389        26,972             76,417
 Research Growth Portfolio
AllianceBernstein VP             3,938,197       762,074          3,176,123
 International Value
 Portfolio
AllianceBernstein VP               735,040       165,942            569,098
 Small/Mid Cap Value
 Portfolio
AllianceBernstein VP Value       2,033,465       159,412          1,874,053
 Portfolio
AllianceBernstein VPS               50,137           544             49,593
 International Growth
 Portfolio
American Funds Global Growth        46,174        58,061            (11,887)
 Fund
American Funds Growth Fund         197,168       463,656           (266,488)
American Funds Growth-Income       123,460       271,938           (148,478)
 Fund
American Funds International       108,816       201,799            (92,983)
 Fund
American Funds Global Small         25,705        56,621            (30,916)
 Capitalization Fund
BB&T Mid Cap Growth VIF            632,488       191,799            440,689
BB&T Capital Manager Equity        487,973       206,947            281,026
 VIF
BB&T Large Cap VIF               2,077,884     1,813,937            263,947
BB&T Special Opportunities       3,641,463       517,398          3,124,065
 Equity VIF
BB&T Total Return Bond VIF       1,175,415       353,435            821,980
Evergreen VA Balanced Fund         306,034         5,894            300,140
Evergreen VA Growth Fund         1,018,622       542,125            476,497
Evergreen VA International         911,427       119,975            791,452
 Equity Fund
Evergreen VA Omega Fund                142         2,062             (1,920)
Evergreen VA Special Values      2,556,792       756,155          1,800,637
 Fund
Evergreen VA Fundamental            50,013        22,421             27,592
 Large Cap Fund
Fidelity(R) VIP                  2,216,963       309,287          1,907,676
 Equity-Income
Fidelity(R) VIP Growth             786,898       293,604            493,294
Fidelity(R) VIP                 11,447,634       627,285         10,820,349
 Contrafund(R)
Fidelity(R) VIP Mid Cap          2,144,167       379,016          1,765,151
Fidelity(R) VIP Value              421,552       128,127            293,425
 Strategies
Fidelity(R) VIP Dynamic              2,266            --              2,266
 Capital Appreciation
 Portfolio
Franklin Small-Mid Cap              48,938       138,893            (89,955)
 Growth Securities Fund
Franklin Strategic Income          499,952       216,418            283,534
 Securities Fund
Mutual Shares Securities            55,643       129,095            (73,452)
 Fund
Templeton Developing Markets        10,537        45,039            (34,502)
 Securities Fund
Templeton Growth Securities         19,651        40,420            (20,769)
 Fund
Hartford Advisers HLS Fund       5,653,968     1,619,838          4,034,130
Hartford LargeCap Growth HLS        10,280            --             10,280
 Fund
Hartford Total Return Bond      86,374,523     7,935,268         78,439,255
 HLS Fund
Hartford Dividend and Growth    70,775,174     3,289,177         67,485,997
 HLS Fund
Hartford Fundamental Growth        739,469        66,574            672,895
 HLS Fund
Hartford Global Advisers HLS     1,148,342       185,894            962,448
 Fund
Hartford Global Growth HLS       1,856,745       625,897          1,230,848
 Fund
Hartford Disciplined Equity     52,801,022     9,657,183         43,143,839
 HLS Fund
Hartford Growth HLS Fund         2,874,896     1,027,642          1,847,254
Hartford Growth                 10,313,540     1,436,444          8,877,096
 Opportunities HLS Fund
Hartford High Yield HLS Fund     9,707,541     1,311,583          8,395,958
Hartford Index HLS Fund          3,350,529     1,567,847          1,782,682

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                 UNITS         UNITS           NET INCREASE
SUB-ACCOUNT                      ISSUE        REDEEMED          (DECREASE)
--------------------------------------------------------------------------------
Hartford International           9,041,770       842,724          8,199,046
 Growth HLS Fund
Hartford International Small     3,866,415     1,065,878          2,800,537
 Company HLS Fund
Hartford International          14,583,917     6,184,138          8,399,779
 Opportunities HLS Fund
Hartford MidCap Growth HLS          15,918           645             15,273
 Fund
Hartford Money Market HLS       63,109,118    43,771,455         19,337,663
 Fund
Hartford Mortgage Securities     1,739,945       467,266          1,272,679
 HLS Fund
Hartford SmallCap Value HLS          5,332           432              4,900
 Fund
Hartford Small Company HLS       7,490,861       227,774          7,263,087
 Fund
Hartford SmallCap Growth HLS     4,354,974     1,833,288          2,521,686
 Fund
Hartford Stock HLS Fund          2,714,831     1,101,519          1,613,312
Hartford U.S. Government        61,785,789     4,286,933         57,498,856
 Securities HLS Fund
Hartford Value HLS Fund         14,893,305       742,495         14,150,810
Hartford Value Opportunities     7,072,621       912,381          6,160,240
 HLS Fund
Hartford Equity Income HLS       4,437,761       488,808          3,948,953
 Fund
Huntington VA Income Equity        723,926       178,981            544,945
 Fund
Huntington VA Dividend             900,817       145,572            755,245
 Capture Fund
Huntington VA Growth Fund          927,955       116,451            811,504
Huntington VA Mid Corp             498,656        71,386            427,270
 America Fund
Huntington VA New Economy          629,548       212,350            417,198
 Fund
Huntington VA Rotating             483,158        18,505            464,653
 Markets Fund
Huntington VA International         95,780        12,686             83,094
 Equity Fund
Huntington VA Macro 100 Fund       338,491       136,943            201,548
Huntington VA Mortgage              63,724         8,458             55,266
 Securities Fund
Huntington VA Situs Small        1,192,280       272,138            920,142
 Cap Fund
Lord Abbett All Value              258,895        55,611            203,284
 Portfolio
Lord Abbett America's Value        234,810        49,854            184,956
 Portfolio
Lord Abbett Bond Debenture       1,554,362       177,513          1,376,849
 Fund
Lord Abbett Growth and           6,284,023       452,007          5,832,016
 Income Portfolio
Lord Abbett Large Cap Core         236,629        32,876            203,753
 Fund
MFS Core Equity Series               3,741        15,513            (11,772)
MFS Emerging Growth Series          24,944        33,374             (8,430)
MFS Investors Growth Stock           1,404         5,453             (4,049)
 Series
MFS Investors Trust Series          26,197        38,136            (11,939)
MFS Total Return Series             56,006       186,778           (130,772)
Equity and Income                    8,967         3,322              5,645
Core Plus Fixed Income             112,790       286,922           (174,132)
Emerging Markets Debt                7,097        11,181             (4,084)
Emerging Markets Equity            872,501       272,401            600,100
High Yield                          10,588        37,744            (27,156)
Mid Cap Growth                     449,137       115,093            334,044
U.S. Mid Cap Value                 460,237       219,169            241,068
Focus Growth                        34,789       191,929           (157,140)
Balanced Growth                     42,045       224,660           (182,615)
Capital Opportunities               53,661       144,082            (90,421)
Developing Growth                    5,834        69,939            (64,105)
Flexible Income                     52,819        72,375            (19,556)
Dividend Growth                     10,377       252,431           (242,054)
Global Equity                       14,173       104,718            (90,545)

-------------------------------------------------------------------------------

                                 UNITS         UNITS           NET INCREASE
SUB-ACCOUNT                      ISSUE        REDEEMED          (DECREASE)
--------------------------------------------------------------------------------
Growth                               4,582        78,267            (73,685)
Money Market                       538,461       459,176             79,285
Utilities                           33,227        70,159            (36,932)
Equally-Weighted S&P 500            93,131       306,937           (213,806)
Small Company Growth                 7,062         5,641              1,421
Global Franchise                     7,417        10,752             (3,335)
MTB Large Cap Growth Fund II       516,235        65,339            450,896
MTB Large Cap Value Fund II      1,213,626       134,060          1,079,566
MTB Managed Allocation Fund        930,248       245,750            684,498
 -- Moderate Growth II
MTB Managed Allocation Fund         31,489        15,593             15,896
 -- Aggressive Growth II
MTB Managed Allocation Fund         37,825         3,528             34,297
 -- Conservative Growth II
Oppenheimer Midcap Fund VA         131,740        62,931             68,809
Oppenheimer Capital              1,861,733       253,854          1,607,879
 Appreciation Fund
Oppenheimer Global               7,361,940       403,811          6,958,129
 Securities Fund
Oppenheimer Main Street Fund       413,638       110,321            303,317
Oppenheimer Main Street          2,470,766       288,003          2,182,763
 Small Cap Fund
Putnam Diversified Income        1,311,637       252,364          1,059,273
Putnam Global Asset                125,021        31,815             93,206
 Allocation
Putnam Growth and Income           148,170        29,077            119,093
Putnam International Growth          5,365            --              5,365
 and Income
Putnam International Equity      1,375,206       375,974            999,232
Putnam Investors                 2,054,628        82,411          1,972,217
Putnam New Value                   169,635        61,402            108,233
Putnam Small Cap Value             898,007       158,587            739,420
Putnam The George Putnam           296,391       132,630            163,761
 Fund of Boston
Putnam Vista                        48,372        15,333             33,039
Putnam Voyager                      52,992        42,394             10,598
Pioneer Fund VCT Portfolio         230,854       265,623            (34,769)
Pioneer Oak Ridge Large Cap         50,343        78,549            (28,206)
 Growth VCT Portfolio
Enterprise                          16,095        59,373            (43,278)
Growth and Income                1,347,109       235,420          1,111,689
Comstock                         1,419,102       259,082          1,160,020
Strategic Growth                     6,606         3,040              3,566
Aggressive Growth Portfolio          1,354         6,599             (5,245)
Government Portfolio                 8,987         1,874              7,113
Wells Fargo Advantage VT             3,656         1,076              2,580
 Large Company Growth Fund
Wells Fargo Advantage VT             1,003         1,166               (163)
 Small Cap Growth Fund
STI Classic VT Large Cap             1,843            93              1,750
 Growth Stock Fund
STI Classic VT Large Cap            10,385           163             10,222
 Core Equity Fund
STI Classic VT Mid-Cap Core          8,288           377              7,911
 Equity Fund
STI Classic VT Large Cap           448,119        65,449            382,670
 Value Equity Fund

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                 UNITS         UNITS           NET INCREASE
SUB-ACCOUNT                      ISSUED       REDEEMED          (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP             1,356,164       100,026          1,256,138
 Balanced Wealth Strategy
 Portfolio
AllianceBernstein VP Global         96,185         8,709             87,476
 Research Growth Portfolio
AllianceBernstein VP             4,651,071       378,076          4,272,995
 International Value
 Portfolio
AllianceBernstein VP               573,463        37,689            535,774
 Small/Mid Cap Value
 Portfolio
AllianceBernstein VP Value       2,221,806       153,388          2,068,418
 Portfolio
American Funds Global Growth        52,660        36,579             16,081
 Fund
American Funds Growth Fund         363,161       351,107             12,054
American Funds Growth-Income       162,856       243,115            (80,259)
 Fund
American Funds International       410,768       220,948            189,820
 Fund
American Funds Global Small         73,044        37,071             35,973
 Capitalization Fund
BB&T Mid Cap Growth VIF          1,249,761       289,444            960,317
BB&T Capital Manager Equity        697,941        90,782            607,159
 VIF
BB&T Large Cap Value VIF           445,162        88,441            356,721
BB&T Large Company Growth        1,276,910       102,875          1,174,035
 VIF
BB&T Special Opportunities       2,887,810       279,754          2,608,056
 Equity VIF
BB&T Total Return Bond VIF       1,055,305       227,647            827,658
Evergreen VA Balanced Fund         176,749        30,299            146,450
Evergreen VA Growth Fund         2,622,021       250,760          2,371,261
Evergreen VA International         455,886       108,108            347,778
 Equity Fund
Evergreen VA Omega Fund             35,297         1,772             33,525
Evergreen VA Special Values      3,565,018       288,108          3,276,910
 Fund
Evergreen VA Fundamental           119,291         7,362            111,929
 Large Cap Fund
Fidelity(R) VIP                  2,510,760       135,201          2,375,559
 Equity-Income
Fidelity(R) VIP Growth           1,005,697        41,710            963,987
Fidelity(R) VIP                 13,214,716       259,026         12,955,690
 Contrafund(R)
Fidelity(R) VIP Mid Cap          3,881,471       181,359          3,700,112
Fidelity(R) VIP Value              184,729        19,647            165,082
 Strategies
Franklin Small-Mid Cap             121,883        71,502             50,381
 Growth Securities Fund
Franklin Strategic Income          478,569        54,154            424,415
 Securities Fund
Mutual Shares Securities           137,785       143,231             (5,446)
 Fund
Templeton Developing Markets        31,827        20,298             11,529
 Securities Fund
Templeton Growth Securities         63,066        52,828             10,238
 Fund
Fifth Third Balanced VIP            28,470         1,044             27,426
 Fund
Fifth Third Disciplined          2,066,523        63,849          2,002,674
 Value VIP Fund
Fifth Third Mid Cap VIP Fund       195,408         8,078            187,330
Fifth Third Quality Growth              53         5,499             (5,446)
 VIP Fund
Hartford Advisers HLS Fund       7,771,675       644,473          7,127,202
Hartford Total Return Bond      94,002,343     2,140,992         91,861,351
 HLS Fund
Hartford Dividend and Growth    70,276,828     1,528,617         68,748,211
 HLS Fund
Hartford Focus HLS Fund            485,171        75,334            409,837
Hartford Global Advisers HLS     1,401,229        95,154          1,306,075
 Fund
Hartford Global Leaders HLS      1,800,685       190,379          1,610,306
 Fund
Hartford Disciplined Equity     95,354,717     2,878,644         92,476,073
 HLS Fund
Hartford Growth HLS Fund         4,010,141       448,371          3,561,770
Hartford Growth                 13,317,902     1,815,633         11,502,269
 Opportunities HLS Fund
Hartford High Yield HLS Fund     7,406,306       662,537          6,743,769

-------------------------------------------------------------------------------

                                 UNITS         UNITS           NET INCREASE
SUB-ACCOUNT                      ISSUED       REDEEMED          (DECREASE)
--------------------------------------------------------------------------------
Hartford Index HLS Fund          2,909,252       202,094          2,707,158
Hartford International           8,014,480       619,886          7,394,594
 Capital Appreciation HLS
 Fund
Hartford International Small     2,831,276       658,699          2,172,577
 Company HLS Fund
Hartford International          21,121,419     1,276,115         19,845,304
 Opportunities HLS Fund
Hartford Money Market HLS       44,549,963    24,282,946         20,267,017
 Fund
Hartford Mortgage Securities     3,245,668       350,191          2,895,477
 HLS Fund
Hartford Small Company HLS         767,985        53,135            714,850
 Fund
Hartford SmallCap Growth HLS     9,124,225     3,148,184          5,976,041
 Fund
Hartford Stock HLS Fund          8,882,986     1,429,329          7,453,657
Hartford U.S. Government        56,983,188     2,458,964         54,524,224
 Securities HLS Fund
Hartford Value HLS Fund          3,009,179       509,279          2,499,900
Hartford Value Opportunities     4,407,363       367,643          4,039,720
 HLS Fund
Hartford Equity Income HLS       2,960,488       351,798          2,608,690
 Fund
Huntington VA Income Equity        889,487        35,687            853,800
 Fund
Huntington VA Dividend           1,227,898        99,978          1,127,920
 Capture Fund
Huntington VA Growth Fund          576,705        29,613            547,092
Huntington VA Mid Corp             801,203        99,499            701,704
 America Fund
Huntington VA New Economy        1,084,611        59,890          1,024,721
 Fund
Huntington VA Rotating             192,098         2,564            189,534
 Markets Fund
Huntington VA International        101,742         2,420             99,322
 Equity Fund
Huntington VA Macro 100 Fund       871,140        43,071            828,069
Huntington VA Mortgage              58,954         2,027             56,927
 Securities Fund
Huntington VA Situs Small        2,230,472       171,876          2,058,596
 Cap Fund
Lord Abbett All Value              419,008        39,488            379,520
 Portfolio
Lord Abbett America's Value        239,072        34,585            204,487
 Portfolio
Lord Abbett Bond-Debenture       1,021,628        34,341            987,287
 Portfolio
Lord Abbett Growth and           5,698,820       151,835          5,546,985
 Income Portfolio
Lord Abbett Large-Cap Core         156,615        19,119            137,496
 Portfolio
MFS Capital Opportunities           39,043        53,519            (14,476)
 Series
MFS Emerging Growth Series           2,481         6,290             (3,809)
MFS Investors Growth Stock           1,301        20,433            (19,132)
 Series
MFS Investors Trust Series          77,229        39,637             37,592
MFS Total Return Series             66,869       178,269           (111,400)
Equity and Income                    2,587         5,725             (3,138)
Core Plus Fixed Income             152,783       223,722            (70,939)
Emerging Markets Debt                7,145         7,925               (780)
Emerging Markets Equity            803,636       202,420            601,216
High Yield                          35,304        39,254             (3,950)
Mid Cap Growth                     367,732        40,566            327,166
U.S. Mid Cap Value                 440,357       100,114            340,243
Focus Growth                        77,229       215,996           (138,767)
Balanced Growth                    109,025       105,165              3,860
Capital Opportunities              145,258       226,113            (80,855)
Developing Growth                   14,392        77,380            (62,988)
Flexible Income                     96,701       104,414             (7,713)
Dividend Growth                     67,763       313,903           (246,140)
Global Equity                       15,383       117,875           (102,492)
Growth                             147,627        82,183             65,444

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                 UNITS         UNITS           NET INCREASE
SUB-ACCOUNT                      ISSUED       REDEEMED          (DECREASE)
--------------------------------------------------------------------------------
Money Market                       405,268       398,972              6,296
Utilities                           36,716        64,828            (28,112)
Equally-Weighted S&P 500           169,050       291,462           (122,412)
Small Company Growth                12,063         8,886              3,177
Global Franchise                     8,953        10,801             (1,848)
MTB Large Cap Growth Fund II       390,798        44,715            346,083
MTB Large Cap Value Fund II      1,045,256        36,689          1,008,567
MTB Managed Allocation Fund        835,192       185,079            650,113
 -- Moderate Growth II
MTB Managed Allocation Fund         27,403           183             27,220
 -- Aggressive Growth II
MTB Managed Allocation Fund         10,715           848              9,867
 -- Conservative Growth II
Oppenheimer Midcap Fund VA         162,712        46,363            116,349
Oppenheimer Capital              1,776,980        68,262          1,708,718
 Appreciation Fund
Oppenheimer Global               7,052,880       153,693          6,899,187
 Securities Fund
Oppenheimer Main Street Fund       535,617        80,264            455,353
Oppenheimer Main Street          3,066,644       149,473          2,917,171
 Small Cap Fund
Putnam Diversified Income          945,224        71,093            874,131
Putnam Global Asset                192,084         6,545            185,539
 Allocation
Putnam Growth and Income           108,867        13,655             95,212
Putnam International Equity      2,100,434       159,467          1,940,967
Putnam Investors                   340,586         8,689            331,897
Putnam New Value                   317,718        39,622            278,096
Putnam Small Cap Value           1,376,607        58,963          1,317,644
Putnam The George Putnam           289,524       113,746            175,778
 Fund of Boston
Putnam Vista                        59,636         9,492             50,144
Putnam Voyager                     118,873       158,495            (39,622)
Pioneer Fund VCT Portfolio          70,259        33,606             36,653
Pioneer Oak Ridge Large Cap        260,186        59,072            201,114
 Growth Portfolio
Pioneer Value VCT Portfolio         24,512        44,487            (19,975)
Enterprise                           1,889        16,601            (14,712)
Growth and Income                1,100,620       176,531            924,089
Comstock                         2,087,665       148,622          1,939,043
Strategic Growth                     4,909         4,636                273
Aggressive Growth Portfolio          1,165           594                571
Government Portfolio                15,221         3,656             11,565
Wells Fargo Advantage VT            12,052            89             11,963
 Large Company Growth Fund
Wells Fargo Advantage VT             6,180           352              5,828
 Small Cap Growth Fund
STI Classic VT Large Cap            36,234         4,677             31,557
 Relative Value Fund
STI Classic VT Mid-Cap              10,322         3,578              6,744
 Equity Fund
STI Classic VT Large Cap           482,486        55,272            427,214
 Value Equity Fund

-------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED
 WEALTH STRATEGY PORTFOLIO
 2007  Lowest contract charges          7,924    $12.638593        $100,147
    Highest contract charges               62     12.043388             750
    Remaining contract charges      3,469,025            --      42,928,526
 2006  Lowest contract charges          2,763     12.097214          33,419
    Highest contract charges           42,131     11.735880         494,452
    Remaining contract charges      1,750,691            --      20,879,957
 2005  Lowest contract charges         50,342     10.678542         537,579
    Highest contract charges            7,224     10.567251          76,333
    Remaining contract charges        481,881            --       5,122,437
ALLIANCEBERNSTEIN VP GLOBAL
 RESEARCH GROWTH PORTFOLIO
 2007  Lowest contract charges          1,088     15.251626          16,591
    Highest contract charges              319     10.843732           3,460
    Remaining contract charges        182,003            --       2,707,474
 2006  Lowest contract charges            142     13.699024           1,939
    Highest contract charges            3,580     13.327881          47,723
    Remaining contract charges        103,271            --       1,395,263
 2005  Lowest contract charges          3,486     11.997909          41,819
    Highest contract charges              136     11.898589           1,622
    Remaining contract charges         15,895            --         189,686
ALLIANCEBERNSTEIN VP
 INTERNATIONAL VALUE PORTFOLIO
 2007  Lowest contract charges         10,455     15.623839         163,340
    Highest contract charges              904     10.203042           9,225
    Remaining contract charges     10,077,140            --     153,874,076
 2006  Lowest contract charges          4,887     14.909092          72,868
    Highest contract charges          116,807     14.464028       1,689,486
    Remaining contract charges      6,790,682            --      99,756,572
 2005  Lowest contract charges            100     11.117122           1,110
    Highest contract charges           81,587     10.964475         894,562
    Remaining contract charges      2,557,694            --      28,225,394

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED
 WEALTH STRATEGY PORTFOLIO
 2007  Lowest contract charges        0.74%             2.22%              4.48%
    Highest contract charges          2.04%               --               2.72%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.79%             12.91%
    Highest contract charges          2.40%             0.50%             11.06%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             0.11%              9.59%
    Highest contract charges          2.37%             0.55%              8.68%
    Remaining contract charges          --                --                 --
ALLIANCEBERNSTEIN VP GLOBAL
 RESEARCH GROWTH PORTFOLIO
 2007  Lowest contract charges        0.74%             0.18%             11.33%
    Highest contract charges          1.76%               --               4.45%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.73%               --              13.88%
    Highest contract charges          2.38%               --              12.01%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.11%               --              19.98%
    Highest contract charges          2.38%               --              18.99%
    Remaining contract charges          --                --                 --
ALLIANCEBERNSTEIN VP
 INTERNATIONAL VALUE PORTFOLIO
 2007  Lowest contract charges        0.74%             1.04%              4.79%
    Highest contract charges          1.79%               --              (1.66)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.71%             34.11%
    Highest contract charges          2.40%             1.23%             31.92%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.86%             0.74%             19.17%
    Highest contract charges          2.35%             0.17%             17.87%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID
 CAP VALUE PORTFOLIO
 2007  Lowest contract charges          1,863    $12.131787         $22,597
    Highest contract charges            3,149     11.560375          36,404
    Remaining contract charges      1,440,930            --      17,092,244
 2006  Lowest contract charges            708     12.039175           8,521
    Highest contract charges            2,999     11.679520          35,040
    Remaining contract charges        873,137            --      10,358,027
 2005  Lowest contract charges            396     10.621426           4,209
    Highest contract charges              509     10.471156           5,327
    Remaining contract charges        340,165            --       3,587,603
ALLIANCEBERNSTEIN VP VALUE
 PORTFOLIO
 2007  Lowest contract charges          4,505     11.844777          53,366
    Highest contract charges            1,390     11.286935          15,691
    Remaining contract charges      5,516,681            --      63,899,628
 2006  Lowest contract charges          4,314     12.452476          53,724
    Highest contract charges            1,158     12.069459          13,980
    Remaining contract charges      3,643,051            --      44,678,799
 2005  Lowest contract charges        257,334     10.331580       2,658,663
    Highest contract charges            1,296     10.219611          13,249
    Remaining contract charges      1,321,475            --      13,583,786
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH
 PORTFOLIO
 2007  Lowest contract charges          8,567     10.529980          90,209
    Highest contract charges              918     10.493320           9,632
    Remaining contract charges         40,108            --         421,624
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2007  Lowest contract charges         13,039      1.889019          24,631
    Highest contract charges            9,633     11.926853         114,893
    Remaining contract charges        297,394            --       4,160,928
 2006  Lowest contract charges         13,039      1.666306          21,727
    Highest contract charges            9,950     10.658295         106,049
    Remaining contract charges        308,964            --       3,857,205
 2005  Lowest contract charges         13,039      1.401769          18,278
    Highest contract charges            5,435      9.083466          49,369
    Remaining contract charges        297,398            --       3,114,794
 2004  Lowest contract charges         13,037      1.244884          16,232
    Highest contract charges            4,780      8.172367          39,066
    Remaining contract charges        279,808            --       2,587,495
 2003  Lowest contract charges         13,039      1.111293          14,490
    Highest contract charges            4,583     10.434278          47,823
    Remaining contract charges        240,727            --       1,941,944

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID
 CAP VALUE PORTFOLIO
 2007  Lowest contract charges        0.74%             0.42%              0.77%
    Highest contract charges          2.42%               --              (0.93)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.25%             13.35%
    Highest contract charges          2.40%             0.21%             11.49%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.75%             0.41%             12.68%
    Highest contract charges          2.41%             0.98%             11.41%
    Remaining contract charges          --                --                 --
ALLIANCEBERNSTEIN VP VALUE
 PORTFOLIO
 2007  Lowest contract charges        0.75%             1.49%             (4.88)%
    Highest contract charges          2.44%             1.11%             (6.48)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.93%             20.13%
    Highest contract charges          2.45%             0.77%             18.10%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             0.19%              7.24%
    Highest contract charges          2.43%             1.44%              6.32%
    Remaining contract charges          --                --                 --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH
 PORTFOLIO
 2007  Lowest contract charges        0.32%             1.14%              1.53%
    Highest contract charges          0.59%               --               1.36%
    Remaining contract charges          --                --                 --
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2007  Lowest contract charges        1.30%             2.70%             13.37%
    Highest contract charges          2.59%             2.68%             11.90%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             0.87%             18.87%
    Highest contract charges          2.59%             0.61%             17.34%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.30%             0.67%             12.60%
    Highest contract charges          2.59%             0.67%             11.15%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%             0.44%             12.02%
    Highest contract charges          2.59%             0.56%             10.58%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.24%               --              33.53%
    Highest contract charges          1.43%               --              29.34%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 2007  Lowest contract charges        345,147     $1.546007        $533,599
    Highest contract charges           42,418     10.406277         441,409
    Remaining contract charges      2,700,375            --      33,055,784
 2006  Lowest contract charges        348,660      1.394084         486,062
    Highest contract charges           44,571      9.506472         423,712
    Remaining contract charges      2,961,197            --      33,035,537
 2005  Lowest contract charges        252,224      1.281399         323,199
    Highest contract charges           42,523      8.852411         376,435
    Remaining contract charges      3,047,627            --      31,487,817
 2004  Lowest contract charges        178,363      1.117260         199,278
    Highest contract charges           23,616      7.819403         184,664
    Remaining contract charges      2,973,353            --      27,028,232
 2003  Lowest contract charges        103,201      1.006145         103,835
    Highest contract charges            1,633      7.133854          11,653
    Remaining contract charges      2,470,547            --      19,719,704
AMERICAN FUNDS GROWTH-INCOME
 FUND
 2007  Lowest contract charges         66,648      1.385135          92,316
    Highest contract charges            8,767     13.858148         121,501
    Remaining contract charges      1,735,369            --      24,886,894
 2006  Lowest contract charges         69,629      1.335895          93,017
    Highest contract charges           10,626     13.540353         143,875
    Remaining contract charges      1,879,007            --      26,140,007
 2005  Lowest contract charges         41,179      1.174773          48,376
    Highest contract charges           10,307     12.063035         124,336
    Remaining contract charges      1,988,035            --      24,454,834
 2004  Lowest contract charges        328,740     11.817193       3,884,782
    Highest contract charges            5,094     11.698456          59,597
    Remaining contract charges      1,658,622            --      19,653,548
 2003  Lowest contract charges        279,723     10.857374       3,037,059
    Highest contract charges            1,086     10.878053          11,813
    Remaining contract charges      1,283,434            --      14,099,748

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 2007  Lowest contract charges        1.30%             0.78%             10.90%
    Highest contract charges          2.59%             0.77%              9.47%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             0.92%              8.79%
    Highest contract charges          2.60%             0.81%              7.39%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             0.73%             14.69%
    Highest contract charges          2.58%             0.84%             13.21%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.29%             0.25%             11.04%
    Highest contract charges          2.57%             0.31%              9.61%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.28%             0.55%             35.04%
    Highest contract charges          1.58%             0.31%             24.34%
    Remaining contract charges          --                --                 --
AMERICAN FUNDS GROWTH-INCOME
 FUND
 2007  Lowest contract charges        1.30%             1.51%              3.69%
    Highest contract charges          2.60%             1.43%              2.35%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             2.09%             13.72%
    Highest contract charges          2.60%             1.58%             12.25%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             2.32%              4.47%
    Highest contract charges          2.57%             1.86%              3.12%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%             0.93%              8.84%
    Highest contract charges          2.59%             1.23%              7.54%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%             1.21%             30.59%
    Highest contract charges          1.58%             2.50%             24.33%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL
 FUND
 2007  Lowest contract charges        330,619     $2.116001        $699,590
    Highest contract charges           15,712     12.631102         198,459
    Remaining contract charges      1,036,404            --      15,952,789
 2006  Lowest contract charges        367,792      1.786074         656,905
    Highest contract charges           15,615     10.801046         168,652
    Remaining contract charges      1,092,311            --      14,360,070
 2005  Lowest contract charges        248,186      1.520816         377,446
    Highest contract charges           17,101      9.317239         159,332
    Remaining contract charges      1,020,611            --      11,536,148
 2004  Lowest contract charges         39,749      1.268031          50,407
    Highest contract charges            6,911      7.870167          54,392
    Remaining contract charges        662,992            --       6,034,159
 2003  Lowest contract charges         25,692      9.940938         255,398
    Highest contract charges              856      9.764532           8,358
    Remaining contract charges        409,265            --       2,871,640
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2007  Lowest contract charges         92,536      2.472943         228,836
    Highest contract charges            1,861     17.261982          32,116
    Remaining contract charges        244,938            --       5,009,809
 2006  Lowest contract charges         91,929      2.063188         189,667
    Highest contract charges            1,866     14.590139          27,213
    Remaining contract charges        276,456            --       4,820,773
 2005  Lowest contract charges         91,929      1.684898         154,892
    Highest contract charges            1,597     12.070920          19,280
    Remaining contract charges        240,752            --       3,450,419
 2004  Lowest contract charges         91,929      1.361722         125,182
    Highest contract charges            1,285      9.883142          12,698
    Remaining contract charges        188,207            --       2,174,827
 2003  Lowest contract charges         91,929      1.141236         104,913
    Highest contract charges            7,682     11.602372          89,133
    Remaining contract charges         87,496            --         791,276
BB&T MID CAP GROWTH VIF
 2007  Lowest contract charges        657,257      2.031000       1,334,888
    Highest contract charges            3,041      1.921515           5,844
    Remaining contract charges      1,086,506            --       2,328,323
 2006  Lowest contract charges        362,143      1.521650         551,054
    Highest contract charges            3,258      1.457705           4,750
    Remaining contract charges        940,714            --       1,533,438
 2005  Lowest contract charges        135,916      1.490627         202,600
    Highest contract charges            5,756      1.643177           9,458
    Remaining contract charges        204,126            --         320,470

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
AMERICAN FUNDS INTERNATIONAL
 FUND
 2007  Lowest contract charges        1.30%             1.44%             18.47%
    Highest contract charges          2.59%             1.49%             16.94%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             2.05%             17.44%
    Highest contract charges          2.60%             1.61%             15.93%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             2.20%             19.94%
    Highest contract charges          2.58%             1.93%             18.39%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.28%             2.64%             17.78%
    Highest contract charges          2.51%             5.67%             16.26%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.39%             2.43%             32.98%
    Highest contract charges          1.40%             4.98%             34.26%
    Remaining contract charges          --                --                 --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2007  Lowest contract charges        1.30%             2.90%             19.86%
    Highest contract charges          2.59%             2.91%             18.31%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             0.46%             22.45%
    Highest contract charges          2.60%             0.49%             20.87%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.30%             0.97%             23.73%
    Highest contract charges          2.59%             1.00%             22.14%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%               --              19.32%
    Highest contract charges          2.56%               --              17.78%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.28%               --              51.55%
    Highest contract charges          1.90%               --              50.57%
    Remaining contract charges          --                --                 --
BB&T MID CAP GROWTH VIF
 2007  Lowest contract charges        1.14%               --              33.47%
    Highest contract charges          2.39%               --              31.82%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             0.23%              2.08%
    Highest contract charges          2.41%               --               0.81%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%               --              23.22%
    Highest contract charges          2.05%               --              22.45%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
BB&T CAPITAL MANAGER EQUITY
 VIF
 2007  Lowest contract charges        835,576     $1.184223        $989,508
    Highest contract charges           60,368      1.613733          97,418
    Remaining contract charges        437,221            --         642,850
 2006  Lowest contract charges        612,937      1.173652         719,375
    Highest contract charges          273,515      1.644496         449,795
    Remaining contract charges        165,687            --         189,941
 2005  Lowest contract charges        385,299      1.025898         395,277
    Highest contract charges           56,273      1.444668          81,296
    Remaining contract charges          3,408            --           3,482
BB&T LARGE CAP VIF
 2007  Lowest contract charges      1,063,022      1.713950       1,821,966
    Highest contract charges            3,032      1.613259           4,891
    Remaining contract charges      1,502,657            --       2,495,534
 2006  Lowest contract charges        253,501      1.841882         466,920
    Highest contract charges            4,818      1.734298           8,355
    Remaining contract charges        497,943            --         890,712
 2005  Lowest contract charges         71,748      1.536222         110,221
    Highest contract charges            6,302      1.460300           9,203
    Remaining contract charges        321,491            --         483,464
BB&T SPECIAL OPPORTUNITIES
 EQUITY VIF
 2007  Lowest contract charges      3,516,606      1.756853       6,178,160
    Highest contract charges           25,098      1.688134          42,369
    Remaining contract charges      4,667,508            --       8,069,954
 2006  Lowest contract charges      1,597,994      1.567011       2,504,073
    Highest contract charges           18,105      1.524647          27,606
    Remaining contract charges      3,469,048            --       5,375,209
 2005  Lowest contract charges        618,270      1.271051         785,852
    Highest contract charges            7,267      1.255389           9,123
    Remaining contract charges      1,851,554            --       2,338,284
BB&T TOTAL RETURN BOND VIF
 2007  Lowest contract charges      1,239,170      1.103453       1,367,366
    Highest contract charges           44,011      1.069333          47,063
    Remaining contract charges      1,375,560            --       1,495,715
 2006  Lowest contract charges        932,454      1.048296         977,488
    Highest contract charges          572,194      1.035633         592,584
    Remaining contract charges        332,113            --         345,634
 2005  Lowest contract charges        525,006      1.024796         538,024
    Highest contract charges          291,419      1.017495         296,500
    Remaining contract charges        192,678            --         196,856

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
BB&T CAPITAL MANAGER EQUITY
 VIF
 2007  Lowest contract charges        1.15%             2.70%              0.90%
    Highest contract charges          2.08%             3.23%             (0.05)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             1.13%             14.40%
    Highest contract charges          1.64%             1.19%             13.83%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.11%             3.18%              9.26%
    Highest contract charges          1.55%            10.72%              8.89%
    Remaining contract charges          --                --                 --
BB&T LARGE CAP VIF
 2007  Lowest contract charges        1.14%             2.16%             (6.95)%
    Highest contract charges          2.38%             2.19%             (8.10)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             1.32%             19.90%
    Highest contract charges          2.10%             1.36%             18.76%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             2.85%              6.88%
    Highest contract charges          2.04%             2.75%              6.20%
    Remaining contract charges          --                --                 --
BB&T SPECIAL OPPORTUNITIES
 EQUITY VIF
 2007  Lowest contract charges        1.14%               --              12.12%
    Highest contract charges          2.39%               --              10.72%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             0.06%             23.29%
    Highest contract charges          2.38%             0.05%             21.75%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%               --               7.89%
    Highest contract charges          2.05%               --               7.21%
    Remaining contract charges          --                --                 --
BB&T TOTAL RETURN BOND VIF
 2007  Lowest contract charges        1.15%             4.32%              5.26%
    Highest contract charges          2.08%             4.21%              4.27%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             4.33%              2.29%
    Highest contract charges          1.65%             4.33%              1.78%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             4.63%              0.44%
    Highest contract charges          1.61%             4.52%              0.11%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND
 2007  Lowest contract charges        126,210     $1.113690        $140,559
    Highest contract charges           53,534      1.039964          55,673
    Remaining contract charges        397,491            --         425,262
 2006  Lowest contract charges         39,522      1.055993          41,735
    Highest contract charges           53,021      0.995492          52,782
    Remaining contract charges        184,552            --         188,284
 2005  Lowest contract charges          1,523      0.972446           1,481
    Highest contract charges           28,809      0.925472          26,662
    Remaining contract charges        100,313            --          93,995
EVERGREEN VA GROWTH FUND
 2007  Lowest contract charges        720,796      1.585578       1,142,878
    Highest contract charges           90,128      1.080915          97,421
    Remaining contract charges      3,600,059            --       4,038,929
 2006  Lowest contract charges        663,423      1.444366         958,226
    Highest contract charges          102,923      0.997024         102,617
    Remaining contract charges      3,168,140            --       3,260,930
 2005  Lowest contract charges        124,839      1.315864         164,272
    Highest contract charges           79,855      0.919738          73,445
    Remaining contract charges      1,358,531            --       1,288,273
EVERGREEN VA INTERNATIONAL
 EQUITY FUND
 2007  Lowest contract charges        157,813      2.291471         361,623
    Highest contract charges           16,075      1.339833          21,538
    Remaining contract charges      1,164,443            --       1,626,970
 2006  Lowest contract charges         46,785      2.015588          94,300
    Highest contract charges           13,829      1.193327          16,502
    Remaining contract charges        486,265            --         613,663
 2005  Lowest contract charges         10,168      1.655468          16,833
    Highest contract charges           13,829      0.992443          13,724
    Remaining contract charges        175,104            --         191,414
EVERGREEN VA OMEGA FUND
 2007  Lowest contract charges          6,324      0.939459           5,941
    Highest contract charges           39,386      0.697741          27,481
    Remaining contract charges         15,226            --          10,913
 2006  Lowest contract charges          6,324      0.850503           5,379
    Highest contract charges           41,273      0.636425          26,266
    Remaining contract charges         15,259            --           9,933
 2005  Lowest contract charges          6,324      0.813148           5,142
    Highest contract charges           20,065      0.613061          12,301
    Remaining contract charges          2,942            --           1,819

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
EVERGREEN VA BALANCED FUND
 2007  Lowest contract charges        1.14%             5.00%              5.46%
    Highest contract charges          2.09%             4.18%              4.47%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             2.46%              8.59%
    Highest contract charges          2.10%             2.66%              7.57%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.07%            10.62%              6.76%
    Highest contract charges          1.97%             6.72%              6.09%
    Remaining contract charges          --                --                 --
EVERGREEN VA GROWTH FUND
 2007  Lowest contract charges        1.15%               --               9.78%
    Highest contract charges          2.39%               --               8.41%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%               --               9.77%
    Highest contract charges          2.40%               --               8.40%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.11%               --              16.61%
    Highest contract charges          2.34%               --              15.65%
    Remaining contract charges          --                --                 --
EVERGREEN VA INTERNATIONAL
 EQUITY FUND
 2007  Lowest contract charges        1.14%             4.32%             13.69%
    Highest contract charges          2.39%             2.82%             12.28%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             4.74%             21.75%
    Highest contract charges          2.40%             3.79%             20.24%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.11%             7.69%             16.73%
    Highest contract charges          2.23%            16.52%             15.76%
    Remaining contract charges          --                --                 --
EVERGREEN VA OMEGA FUND
 2007  Lowest contract charges        1.34%             0.54%             10.46%
    Highest contract charges          2.09%             0.54%              9.63%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.36%               --               4.59%
    Highest contract charges          2.09%               --               3.81%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.35%               --              12.74%
    Highest contract charges          2.06%               --              12.18%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES
 FUND
 2007  Lowest contract charges      1,171,832     $1.968555      $2,306,815
    Highest contract charges           88,369      1.446461         127,822
    Remaining contract charges      5,893,575            --       9,517,338
 2006  Lowest contract charges        738,406      2.153172       1,589,915
    Highest contract charges          105,970      1.602021         169,767
    Remaining contract charges      4,508,763            --       7,948,044
 2005  Lowest contract charges        153,677      1.791931         275,379
    Highest contract charges           83,392      1.350018         112,581
    Remaining contract charges      1,839,160            --       2,617,676
EVERGREEN VA FUNDAMENTAL LARGE
 CAP FUND
 2007  Lowest contract charges         14,712      1.468101          21,599
    Highest contract charges           22,613      1.329012          30,053
    Remaining contract charges        136,071            --         194,677
 2006  Lowest contract charges          9,801      1.371376          13,441
    Highest contract charges           22,613      1.257064          28,426
    Remaining contract charges        113,390            --         150,716
 2005  Lowest contract charges          5,540      1.223488           6,778
    Highest contract charges           22,613      1.142774          25,841
    Remaining contract charges          5,722            --           6,959
FIDELITY(R) VIP EQUITY-INCOME
 2007  Lowest contract charges          2,368     12.505825          29,618
    Highest contract charges            1,471     11.916841          17,524
    Remaining contract charges      6,052,797            --      74,004,319
 2006  Lowest contract charges          1,221     12.441638          15,189
    Highest contract charges            1,313     12.058974          15,827
    Remaining contract charges      4,146,426            --      50,809,619
 2005  Lowest contract charges            407     10.452282           4,257
    Highest contract charges            1,148     10.304441          11,832
    Remaining contract charges      1,771,846            --      18,380,330
FIDELITY(R) VIP GROWTH
 2007  Lowest contract charges            283     14.231633           4,030
    Highest contract charges           23,554     13.580692         319,878
    Remaining contract charges      1,814,655            --      25,305,045
 2006  Lowest contract charges        511,524     11.237773       5,748,387
    Highest contract charges           18,012     10.982519         197,822
    Remaining contract charges        815,662            --       9,072,105
 2005  Lowest contract charges        111,290     10.666705       1,187,093
    Highest contract charges            6,590     10.555587          69,558
    Remaining contract charges        263,331            --       2,795,053

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
EVERGREEN VA SPECIAL VALUES
 FUND
 2007  Lowest contract charges        1.14%             1.72%             (8.57)%
    Highest contract charges          2.40%             1.28%             (9.71)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             1.26%             20.16%
    Highest contract charges          2.40%             0.90%             18.67%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             3.89%             14.95%
    Highest contract charges          2.34%             2.81%             14.00%
    Remaining contract charges          --                --                 --
EVERGREEN VA FUNDAMENTAL LARGE
 CAP FUND
 2007  Lowest contract charges        1.15%             1.26%              7.05%
    Highest contract charges          2.39%             1.13%              5.72%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.14%             2.42%             11.38%
    Highest contract charges          2.40%             1.28%             10.00%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.43%             2.56%              9.59%
    Highest contract charges          2.24%             7.33%              8.90%
    Remaining contract charges          --                --                 --
FIDELITY(R) VIP EQUITY-INCOME
 2007  Lowest contract charges        0.75%             2.13%              0.52%
    Highest contract charges          2.44%             1.73%             (1.18)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             2.58%             19.03%
    Highest contract charges          2.46%             3.23%             17.03%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.71%               --               9.37%
    Highest contract charges          2.43%               --               8.14%
    Remaining contract charges          --                --                 --
FIDELITY(R) VIP GROWTH
 2007  Lowest contract charges        0.75%             0.04%             25.71%
    Highest contract charges          2.39%             0.36%             23.66%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             0.08%              5.35%
    Highest contract charges          2.39%             0.07%              4.05%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.13%               --              11.57%
    Highest contract charges          2.36%               --              10.65%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)
 2007  Lowest contract charges         54,366    $14.680736        $798,132
    Highest contract charges            3,704     13.989471          51,819
    Remaining contract charges     28,504,981            --     409,972,991
 2006  Lowest contract charges         29,305     12.609462         369,520
    Highest contract charges            1,230     12.221659          15,026
    Remaining contract charges     17,712,167            --     220,223,388
 2005  Lowest contract charges          3,538     11.401061          40,338
    Highest contract charges              503     11.239872           5,659
    Remaining contract charges      4,782,971            --      54,137,194
FIDELITY(R) VIP MID CAP
 2007  Lowest contract charges          9,991     14.374716         143,613
    Highest contract charges               98     13.697774           1,341
    Remaining contract charges      7,126,361            --     100,134,912
 2006  Lowest contract charges         10,260     12.556903         128,829
    Highest contract charges           46,288     12.181858         563,871
    Remaining contract charges      5,314,751            --      65,719,730
 2005  Lowest contract charges             35     11.255439             397
    Highest contract charges              783     11.096304           8,683
    Remaining contract charges      1,670,369            --      18,657,337
FIDELITY(R) VIP VALUE
 STRATEGIES
 2007  Lowest contract charges          1,104     12.622679          13,936
    Highest contract charges            2,789     12.028191          33,549
    Remaining contract charges        557,840            --       6,900,980
 2006  Lowest contract charges            391     12.017161           4,700
    Highest contract charges            4,090     11.701169          47,850
    Remaining contract charges        263,827            --       3,137,762
 2005  Lowest contract charges         34,370     10.440272         358,836
    Highest contract charges            1,027     10.331500          10,613
    Remaining contract charges         67,829            --         704,824
FIDELITY(R) VIP DYNAMIC
 CAPITAL APPRECIATION
 PORTFOLIO
 2007  Lowest contract charges            457      9.560421           4,365
    Highest contract charges              188      9.539030           1,793
    Remaining contract charges          1,621            --          15,481

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)
 2007  Lowest contract charges        0.75%             0.91%             16.43%
    Highest contract charges          2.44%             1.08%             14.47%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             1.20%             10.60%
    Highest contract charges          2.43%             1.64%              8.74%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%               --              19.05%
    Highest contract charges          2.40%               --              17.72%
    Remaining contract charges          --                --                 --
FIDELITY(R) VIP MID CAP
 2007  Lowest contract charges        0.75%             0.46%             14.48%
    Highest contract charges          2.42%             1.43%             12.55%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.10%             11.56%
    Highest contract charges          2.40%             0.13%              9.74%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.90%               --              20.62%
    Highest contract charges          2.41%               --              19.27%
    Remaining contract charges          --                --                 --
FIDELITY(R) VIP VALUE
 STRATEGIES
 2007  Lowest contract charges        0.75%             0.34%              4.65%
    Highest contract charges          2.43%             0.83%              2.89%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.94%             0.35%             14.91%
    Highest contract charges          2.40%             0.10%             13.26%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.13%               --              16.53%
    Highest contract charges          2.36%               --              15.56%
    Remaining contract charges          --                --                 --
FIDELITY(R) VIP DYNAMIC
 CAPITAL APPRECIATION
 PORTFOLIO
 2007  Lowest contract charges        0.30%             0.41%             (0.91)%
    Highest contract charges          0.50%             0.34%             (1.01)%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2007  Lowest contract charges        173,959     $1.302551        $226,591
    Highest contract charges            9,673      7.980030          77,194
    Remaining contract charges        374,516            --       3,653,878
 2006  Lowest contract charges        182,240      1.186237         216,179
    Highest contract charges            9,840      7.362563          72,453
    Remaining contract charges        456,023            --       4,035,654
 2005  Lowest contract charges        118,621      1.105640         131,152
    Highest contract charges            7,732      6.952213          53,755
    Remaining contract charges        471,369            --       3,918,401
 2004  Lowest contract charges         26,024      1.068933          27,818
    Highest contract charges            6,267      6.809347          42,673
    Remaining contract charges        432,054            --       3,459,462
 2003  Lowest contract charges         47,047     11.135937         523,912
    Highest contract charges              744      6.269322           4,664
    Remaining contract charges        341,209            --       2,249,400
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2007  Lowest contract charges         59,373      1.494425          88,728
    Highest contract charges           17,301     14.647354         253,410
    Remaining contract charges      1,008,914            --      15,888,302
 2006  Lowest contract charges         59,086      1.425577          84,232
    Highest contract charges           14,521     14.155259         205,538
    Remaining contract charges        728,447            --      10,986,528
 2005  Lowest contract charges         15,437      1.331024          20,547
    Highest contract charges           12,073     13.389254         161,654
    Remaining contract charges        350,129            --       4,918,831
 2004  Lowest contract charges         13,279      1.325500          17,602
    Highest contract charges              159     13.508186           2,152
    Remaining contract charges        281,958            --       3,967,706
 2003  Lowest contract charges         54,976     13.368091         734,920
    Highest contract charges              726     12.618912           9,164
    Remaining contract charges        144,849            --       1,861,858

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2007  Lowest contract charges        1.30%               --               9.81%
    Highest contract charges          2.59%               --               8.39%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%               --               7.29%
    Highest contract charges          2.60%               --               5.90%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%               --               3.43%
    Highest contract charges          2.59%               --               2.10%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.23%               --              10.04%
    Highest contract charges          2.58%               --               8.61%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              35.34%
    Highest contract charges          1.58%               --              30.99%
    Remaining contract charges          --                --                 --
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2007  Lowest contract charges        1.30%             5.14%              4.83%
    Highest contract charges          2.59%             5.30%              3.48%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             3.80%              7.10%
    Highest contract charges          2.60%             4.71%              5.72%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             4.68%              0.42%
    Highest contract charges          2.57%             2.63%             (0.88)%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%             3.67%              8.59%
    Highest contract charges          2.54%               --               7.19%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%             2.39%             18.68%
    Highest contract charges          1.48%               --               8.80%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 2007  Lowest contract charges        146,639     $1.528406        $224,125
    Highest contract charges            7,321     16.564137         121,266
    Remaining contract charges        788,740            --      13,650,972
 2006  Lowest contract charges        146,646      1.496340         219,432
    Highest contract charges            7,407     16.428819         121,691
    Remaining contract charges        862,099            --      14,686,603
 2005  Lowest contract charges        112,250      1.280557         143,743
    Highest contract charges            4,274     14.243479          60,883
    Remaining contract charges        905,074            --      13,262,611
 2004  Lowest contract charges         70,371      1.173480          82,579
    Highest contract charges              971     13.223137          12,843
    Remaining contract charges        904,104            --      12,234,364
 2003  Lowest contract charges        189,249     12.392633       2,345,296
    Highest contract charges            1,862     12.065535          22,470
    Remaining contract charges        543,049            --       6,633,216
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2007  Lowest contract charges         64,890      3.416340         221,687
    Highest contract charges            4,766     25.990444         123,860
    Remaining contract charges        105,298            --       2,809,279
 2006  Lowest contract charges         64,890      2.681166         173,982
    Highest contract charges            4,903     20.664228         101,294
    Remaining contract charges        139,663            --       2,938,622
 2005  Lowest contract charges         57,958      2.114912         122,577
    Highest contract charges            2,914     16.513159          48,113
    Remaining contract charges        137,055            --       2,282,179
 2004  Lowest contract charges         57,958      1.677055          97,200
    Highest contract charges               92     13.265566           1,223
    Remaining contract charges         94,391            --       1,255,893
 2003  Lowest contract charges         40,770      1.360999          55,488
    Highest contract charges              302     10.920992           3,301
    Remaining contract charges         49,099            --         530,017
TEMPLETON GROWTH SECURITIES
 FUND
 2007  Lowest contract charges         14,201      1.522683          21,623
    Highest contract charges            6,261     14.466570          90,570
    Remaining contract charges        254,258            --       3,891,874
 2006  Lowest contract charges         14,201      1.507218          21,403
    Highest contract charges            6,249     14.507161          90,667
    Remaining contract charges        275,039            --       4,187,992
 2005  Lowest contract charges         14,201      1.253557          17,801
    Highest contract charges            2,469     12.223467          30,176
    Remaining contract charges        268,581            --       3,415,744
 2004  Lowest contract charges         14,200      1.166563          16,566
    Highest contract charges            1,379     11.523966          15,886
    Remaining contract charges        247,336            --       2,937,936
 2003  Lowest contract charges         14,201      1.018575          14,464
    Highest contract charges            1,665     10.207451          16,995
    Remaining contract charges        208,346            --       2,166,856

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 2007  Lowest contract charges        1.30%             1.42%              2.14%
    Highest contract charges          2.59%             1.43%              0.82%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             1.27%             16.85%
    Highest contract charges          2.60%             1.22%             15.34%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             1.05%              9.13%
    Highest contract charges          2.56%             0.61%              7.72%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.23%               --              11.18%
    Highest contract charges          2.58%               --               9.74%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%             1.05%             23.41%
    Highest contract charges          1.49%               --              19.40%
    Remaining contract charges          --                --                 --
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2007  Lowest contract charges        1.30%             2.51%             27.42%
    Highest contract charges          2.59%             2.51%             25.78%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             1.21%             26.77%
    Highest contract charges          2.60%             0.94%             25.14%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.30%             1.41%             26.11%
    Highest contract charges          2.57%             0.45%             24.48%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.29%             1.79%             23.22%
    Highest contract charges          2.58%               --              21.63%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.28%               --              51.76%
    Highest contract charges          1.50%               --              44.39%
    Remaining contract charges          --                --                 --
TEMPLETON GROWTH SECURITIES
 FUND
 2007  Lowest contract charges        1.30%             1.32%              1.03%
    Highest contract charges          2.59%             1.31%             (0.28)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             1.32%             20.24%
    Highest contract charges          2.59%             0.99%             18.68%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.30%             1.10%              7.46%
    Highest contract charges          2.59%             1.23%              6.07%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%             1.17%             14.53%
    Highest contract charges          2.58%               --              13.05%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.24%               --              30.43%
    Highest contract charges          1.49%               --              30.31%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2007  Lowest contract charges             80     $1.282397            $103
    Highest contract charges           10,879      1.215681          13,226
    Remaining contract charges     18,497,233            --      28,273,820
 2006  Lowest contract charges      5,012,687      1.192989       5,980,081
    Highest contract charges           29,829      1.168295          34,849
    Remaining contract charges      9,431,546            --      14,965,696
 2005  Lowest contract charges      2,477,999      1.090110       2,701,291
    Highest contract charges           20,735      1.081514          22,425
    Remaining contract charges      4,848,126            --       7,220,265
HARTFORD LARGECAP GROWTH HLS
 FUND
 2007  Lowest contract charges          9,538      9.816844          93,633
    Highest contract charges              187      9.794897           1,828
    Remaining contract charges            555            --           5,448
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2007  Lowest contract charges        423,040      1.594851         674,686
    Highest contract charges           38,751      1.519717          58,890
    Remaining contract charges    226,272,880            --     385,531,728
 2006  Lowest contract charges        209,162      1.535168         321,099
    Highest contract charges           36,028      1.487922          53,607
    Remaining contract charges    148,050,226            --     240,954,084
 2005  Lowest contract charges         16,935      1.475829          24,993
    Highest contract charges           36,096      1.454940          52,518
    Remaining contract charges     56,381,034            --      86,494,663
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 2007  Lowest contract charges        374,714      1.782505         667,929
    Highest contract charges           42,952      1.596005          68,551
    Remaining contract charges    164,806,209            --     312,241,243
 2006  Lowest contract charges        198,226      1.658967         328,851
    Highest contract charges           49,964      1.510859          75,489
    Remaining contract charges     97,489,688            --     170,236,123
 2005  Lowest contract charges         21,114      1.388704          29,322
    Highest contract charges           44,104      1.286401          56,735
    Remaining contract charges     28,924,449            --      41,764,381
HARTFORD FUNDAMENTAL GROWTH
 HLS FUND
 2007  Lowest contract charges        514,835      1.333943         686,760
    Highest contract charges            3,798      1.252075           4,755
    Remaining contract charges        774,594            --       1,000,981
 2006  Lowest contract charges        232,649      1.172110         272,691
    Highest contract charges            4,137      1.111231           4,597
    Remaining contract charges        383,546            --         437,293
 2005  Lowest contract charges         20,942      1.080585          22,629
    Highest contract charges            4,669      1.034759           4,831
    Remaining contract charges        184,884            --         194,467

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2007  Lowest contract charges        0.03%             3.08%              5.84%
    Highest contract charges          2.45%             1.32%              4.06%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             3.09%              9.44%
    Highest contract charges          2.45%             3.11%              8.02%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.13%             6.17%              8.23%
    Highest contract charges          2.36%            11.61%              7.29%
    Remaining contract charges          --                --                 --
HARTFORD LARGECAP GROWTH HLS
 FUND
 2007  Lowest contract charges        0.31%             1.48%              2.99%
    Highest contract charges          0.48%             1.33%              2.88%
    Remaining contract charges          --                --                 --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2007  Lowest contract charges        0.75%             6.95%              3.89%
    Highest contract charges          2.44%             5.47%              2.14%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             7.85%              4.02%
    Highest contract charges          2.45%             5.20%              2.27%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%            19.51%              0.94%
    Highest contract charges          2.41%            11.78%             (0.20)%
    Remaining contract charges          --                --                 --
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 2007  Lowest contract charges        0.75%             2.36%              7.45%
    Highest contract charges          2.44%             1.56%              5.64%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             3.25%             19.46%
    Highest contract charges          2.45%             2.01%             17.45%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.74%             3.54%              8.05%
    Highest contract charges          2.40%             3.34%              6.84%
    Remaining contract charges          --                --                 --
HARTFORD FUNDAMENTAL GROWTH
 HLS FUND
 2007  Lowest contract charges        1.14%             0.04%             13.81%
    Highest contract charges          2.16%             0.05%             12.68%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             1.24%              8.47%
    Highest contract charges          2.15%             0.81%              7.39%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.14%             9.90%             13.25%
    Highest contract charges          1.91%            12.51%             12.50%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS
 FUND
 2007  Lowest contract charges            226     $1.506901            $340
    Highest contract charges          624,913      1.448549         905,217
    Remaining contract charges      2,487,740            --       4,032,822
 2006  Lowest contract charges        518,371      1.282188         664,649
    Highest contract charges          477,719      1.268796         606,128
    Remaining contract charges      1,154,341            --       1,643,587
 2005  Lowest contract charges         73,962      1.191716          88,141
    Highest contract charges          150,385      1.190538         179,039
    Remaining contract charges        620,009            --         765,078
HARTFORD GLOBAL GROWTH HLS
 FUND
 2007  Lowest contract charges          3,814      1.780206           6,789
    Highest contract charges          116,924      1.698782         198,628
    Remaining contract charges      3,935,160            --       8,685,113
 2006  Lowest contract charges          3,095      1.434316           4,440
    Highest contract charges          108,623      1.391475         151,144
    Remaining contract charges      2,713,332            --       4,949,323
 2005  Lowest contract charges        222,607      1.251555         278,604
    Highest contract charges           57,197      1.248662          71,420
    Remaining contract charges        934,940            --       1,646,991
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 2007  Lowest contract charges         90,995      1.280301         116,501
    Highest contract charges           27,543      1.436846          39,576
    Remaining contract charges    192,860,809            --     262,224,176
 2006  Lowest contract charges         61,121      1.190599          72,770
    Highest contract charges           11,134      1.359078          15,133
    Remaining contract charges    149,763,253            --     190,203,459
 2005  Lowest contract charges     10,140,732      1.054512      10,693,523
    Highest contract charges           15,982      1.238558          19,795
    Remaining contract charges     47,202,721            --      54,271,953
HARTFORD GROWTH HLS FUND
 2007  Lowest contract charges         75,468      1.576049         118,941
    Highest contract charges           35,346      1.465205          51,789
    Remaining contract charges      8,164,821            --      12,372,154
 2006  Lowest contract charges         72,541      1.359730          98,637
    Highest contract charges           28,070      1.285135          36,073
    Remaining contract charges      6,327,770            --       8,327,937
 2005  Lowest contract charges         19,902      1.309557          26,063
    Highest contract charges           19,434      1.258313          24,454
    Remaining contract charges      2,827,275            --       3,600,721

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS
 FUND
 2007  Lowest contract charges        0.58%             1.18%             15.72%
    Highest contract charges          2.09%             0.96%             14.17%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             4.28%              7.59%
    Highest contract charges          2.10%             3.87%              6.57%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             6.00%              7.95%
    Highest contract charges          2.06%             6.26%              7.27%
    Remaining contract charges          --                --                 --
HARTFORD GLOBAL GROWTH HLS
 FUND
 2007  Lowest contract charges        0.75%             0.05%             24.12%
    Highest contract charges          2.39%             0.05%             22.09%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.72%             1.91%             13.29%
    Highest contract charges          2.40%             0.95%             11.44%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             1.77%             13.15%
    Highest contract charges          2.36%             1.44%             12.21%
    Remaining contract charges          --                --                 --
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 2007  Lowest contract charges        0.75%             1.17%              7.53%
    Highest contract charges          2.44%             1.32%              5.72%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             1.98%             11.61%
    Highest contract charges          2.46%             0.98%              9.73%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             3.23%              9.11%
    Highest contract charges          2.43%             1.85%              8.17%
    Remaining contract charges          --                --                 --
HARTFORD GROWTH HLS FUND
 2007  Lowest contract charges        0.75%             0.02%             15.91%
    Highest contract charges          2.40%             0.02%             14.01%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.07%              3.83%
    Highest contract charges          2.40%             0.06%              2.13%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.74%               --              13.12%
    Highest contract charges          2.34%               --              11.88%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 2007  Lowest contract charges         53,177     $2.102007        $111,777
    Highest contract charges          123,441      1.948859         240,570
    Remaining contract charges     25,614,268            --      53,103,236
 2006  Lowest contract charges         26,657      1.633478          43,544
    Highest contract charges          394,603      1.584678         625,319
    Remaining contract charges     16,492,530            --      26,726,829
 2005  Lowest contract charges        887,815      1.455585       1,292,290
    Highest contract charges            2,089      1.408825           2,944
    Remaining contract charges      4,521,617            --       6,466,206
HARTFORD HIGH YIELD HLS FUND
 2007  Lowest contract charges         26,014      1.417630          36,878
    Highest contract charges            1,094      1.360119           1,488
    Remaining contract charges     18,509,352            --      26,096,976
 2006  Lowest contract charges         28,682      1.389570          39,855
    Highest contract charges            2,380      1.356048           3,228
    Remaining contract charges     10,109,440            --      13,989,305
 2005  Lowest contract charges        635,946      1.244947         791,719
    Highest contract charges            3,526      1.250060           4,408
    Remaining contract charges      2,757,261            --       3,525,392
HARTFORD INDEX HLS FUND
 2007  Lowest contract charges         54,673      1.178530          64,434
    Highest contract charges           96,120      1.165052         111,985
    Remaining contract charges      6,164,322            --       8,995,851
 2006  Lowest contract charges         33,344      1.128688          37,635
    Highest contract charges          103,408      1.134339         117,301
    Remaining contract charges      4,395,681            --       6,005,411
 2005  Lowest contract charges         17,214      0.984953          16,955
    Highest contract charges           78,579      1.006357          79,079
    Remaining contract charges      1,729,482            --       2,161,113
HARTFORD INTERNATIONAL GROWTH
 HLS FUND
 2007  Lowest contract charges        104,300      2.069968         215,897
    Highest contract charges              352     11.885065           4,179
    Remaining contract charges     19,925,738            --      39,412,152
 2006  Lowest contract charges         61,985      1.683127         104,329
    Highest contract charges          271,330      1.576637         427,787
    Remaining contract charges     11,498,029            --      18,616,231
 2005  Lowest contract charges         17,868      1.366664          24,419
    Highest contract charges           67,922      1.301496          88,400
    Remaining contract charges      4,350,960            --       5,760,848

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 2007  Lowest contract charges        0.75%             0.20%             28.68%
    Highest contract charges          2.42%             0.30%             26.52%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             1.45%             11.22%
    Highest contract charges          2.39%             1.05%              9.40%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.13%             0.62%             25.05%
    Highest contract charges          2.42%             0.36%             23.98%
    Remaining contract charges          --                --                 --
HARTFORD HIGH YIELD HLS FUND
 2007  Lowest contract charges        0.75%             7.32%              2.02%
    Highest contract charges          2.46%             6.72%              0.30%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%            18.77%             10.34%
    Highest contract charges          2.44%            12.84%              8.48%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             1.97%              4.42%
    Highest contract charges          2.36%               --               3.53%
    Remaining contract charges          --                --                 --
HARTFORD INDEX HLS FUND
 2007  Lowest contract charges        0.75%             2.18%              4.42%
    Highest contract charges          2.40%             1.64%              2.71%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             2.60%             14.59%
    Highest contract charges          2.40%             1.85%             12.72%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges          --                --               7.98%
    Highest contract charges          2.33%             5.60%              6.80%
    Remaining contract charges          --                --                 --
HARTFORD INTERNATIONAL GROWTH
 HLS FUND
 2007  Lowest contract charges        0.75%             0.91%             22.98%
    Highest contract charges          1.83%             4.43%             15.35%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             1.11%             23.16%
    Highest contract charges          2.40%             0.95%             21.14%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%             2.72%             15.40%
    Highest contract charges          2.33%             2.87%             14.14%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 2007  Lowest contract charges         10,731     $2.531786         $27,169
    Highest contract charges            2,083     10.128436          21,093
    Remaining contract charges      6,169,806            --      14,971,409
 2006  Lowest contract charges          3,943      2.340119           9,226
    Highest contract charges           30,430      2.192075          66,708
    Remaining contract charges      3,347,710            --       7,540,578
 2005  Lowest contract charges            553      1.822914           1,008
    Highest contract charges           12,370      1.735984          21,474
    Remaining contract charges      1,196,583            --       2,116,634
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2007  Lowest contract charges         66,471      1.766656         117,431
    Highest contract charges              111     12.199778           1,356
    Remaining contract charges     41,374,578            --      78,599,367
 2006  Lowest contract charges          7,539      1.396856          10,531
    Highest contract charges          596,472      1.374614         819,919
    Remaining contract charges     32,437,370            --      48,944,345
 2005  Lowest contract charges            348      1.130783             394
    Highest contract charges          463,040      1.131293         523,833
    Remaining contract charges     12,732,689            --      15,294,046
HARTFORD MIDCAP GROWTH HLS
 FUND
 2007  Lowest contract charges          2,112      9.797763          20,695
    Highest contract charges              118      9.777219           1,151
    Remaining contract charges         13,043            --         127,623
HARTFORD MONEY MARKET HLS FUND
 2007  Lowest contract charges         87,011      1.209133         105,208
    Highest contract charges          142,702      1.038826         148,242
    Remaining contract charges     46,024,319            --      59,673,151
 2006  Lowest contract charges         80,942      1.160839          93,960
    Highest contract charges           17,435      1.014418          17,692
    Remaining contract charges     26,817,992            --      33,205,501
 2005  Lowest contract charges      1,575,373      1.104241       1,739,591
    Highest contract charges           17,436      0.992855          17,311
    Remaining contract charges      5,056,543            --       6,439,266
HARTFORD MORTGAGE SECURITIES
 HLS FUND
 2007  Lowest contract charges          6,613      1.419566           9,387
    Highest contract charges           28,194      1.314873          37,071
    Remaining contract charges      5,721,965            --       8,350,876
 2006  Lowest contract charges          1,428      1.383332           1,976
    Highest contract charges           28,194      1.302625          36,726
    Remaining contract charges      4,454,471            --       6,312,693
 2005  Lowest contract charges          1,430      1.331509           1,905
    Highest contract charges            1,880      1.274155           2,396
    Remaining contract charges      1,585,306            --       2,124,722

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 2007  Lowest contract charges        0.75%             2.80%              8.19%
    Highest contract charges          1.83%             3.17%             (2.90)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             2.47%             28.37%
    Highest contract charges          2.40%             2.67%             26.27%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.64%             8.05%             18.53%
    Highest contract charges          2.37%             4.45%             17.24%
    Remaining contract charges          --                --                 --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2007  Lowest contract charges        0.74%             2.00%             26.47%
    Highest contract charges          1.84%             5.50%             17.19%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             3.41%             23.53%
    Highest contract charges          2.40%             2.86%             21.51%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.90%               --              17.26%
    Highest contract charges          2.35%               --              15.98%
    Remaining contract charges          --                --                 --
HARTFORD MIDCAP GROWTH HLS
 FUND
 2007  Lowest contract charges        0.28%             0.31%              2.96%
    Highest contract charges          0.40%               --               2.86%
    Remaining contract charges          --                --                 --
HARTFORD MONEY MARKET HLS FUND
 2007  Lowest contract charges        0.75%             4.80%              4.16%
    Highest contract charges          2.40%             4.61%              2.41%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.74%             4.86%              3.92%
    Highest contract charges          2.45%             4.59%              2.17%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.13%             3.42%              1.34%
    Highest contract charges          2.40%             3.14%              0.47%
    Remaining contract charges          --                --                 --
HARTFORD MORTGAGE SECURITIES
 HLS FUND
 2007  Lowest contract charges        0.74%             6.89%              2.62%
    Highest contract charges          2.39%             5.48%              0.94%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.76%            10.46%              3.89%
    Highest contract charges          2.40%            10.24%              2.19%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.75%               --               0.84%
    Highest contract charges          2.37%             7.15%             (0.29)%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD SMALLCAP VALUE HLS
 FUND
 2007  Lowest contract charges          2,003     $9.120220         $18,272
    Highest contract charges              172      9.101084           1,569
    Remaining contract charges          2,725            --          24,810
HARTFORD SMALL COMPANY HLS
 FUND
 2007  Lowest contract charges         32,283      1.827464          58,996
    Highest contract charges           17,781      1.546238          27,494
    Remaining contract charges      7,927,873            --      15,990,336
 2006  Lowest contract charges        397,547      1.575297         626,255
    Highest contract charges            2,708      1.387226           3,757
    Remaining contract charges        314,595            --         669,629
HARTFORD SMALLCAP GROWTH HLS
 FUND
 2007  Lowest contract charges         68,395      1.414586          96,750
    Highest contract charges            7,464      1.311438           9,788
    Remaining contract charges     15,442,898            --      21,398,728
 2006  Lowest contract charges         40,383      1.451976          58,635
    Highest contract charges            7,510      1.369188          10,282
    Remaining contract charges     12,949,178            --      18,672,317
 2005  Lowest contract charges          2,654      1.369036           3,633
    Highest contract charges            7,994      1.313122          10,497
    Remaining contract charges      7,010,382            --       9,378,913
HARTFORD STOCK HLS FUND
 2007  Lowest contract charges         18,539      1.148022          21,283
    Highest contract charges          130,175      1.127052         146,714
    Remaining contract charges     14,718,766            --      20,951,736
 2006  Lowest contract charges         16,145      1.092190          17,633
    Highest contract charges          102,478      1.090081         111,709
    Remaining contract charges     13,135,545            --      17,204,398
 2005  Lowest contract charges          2,006      0.959768           1,926
    Highest contract charges           46,829      0.973852          45,604
    Remaining contract charges      5,751,676            --       6,718,125
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2007  Lowest contract charges         96,025      1.184437         113,736
    Highest contract charges           30,312      1.098120          33,286
    Remaining contract charges    140,124,544            --     159,762,605
 2006  Lowest contract charges         56,712      1.143295          64,838
    Highest contract charges           27,367      1.078142          29,506
    Remaining contract charges     82,667,946            --      91,530,568
 2005  Lowest contract charges          3,267      1.107461           3,618
    Highest contract charges           30,199      1.062245          32,079
    Remaining contract charges     28,194,335            --      30,397,307

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HARTFORD SMALLCAP VALUE HLS
 FUND
 2007  Lowest contract charges        0.27%               --              (2.25)%
    Highest contract charges          0.47%             3.98%             (2.35)%
    Remaining contract charges          --                --                 --
HARTFORD SMALL COMPANY HLS
 FUND
 2007  Lowest contract charges        0.74%             0.65%             13.37%
    Highest contract charges          2.42%             0.45%             11.46%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.73%             0.51%              2.42%
    Highest contract charges          1.57%             0.50%              1.64%
    Remaining contract charges          --                --                 --
HARTFORD SMALLCAP GROWTH HLS
 FUND
 2007  Lowest contract charges        0.75%             0.40%             (2.58)%
    Highest contract charges          2.45%             0.29%             (4.22)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.52%              6.06%
    Highest contract charges          2.45%             0.36%              4.27%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges          --                --              17.77%
    Highest contract charges          2.42%             0.63%             16.45%
    Remaining contract charges          --                --                 --
HARTFORD STOCK HLS FUND
 2007  Lowest contract charges        0.75%             1.09%              5.11%
    Highest contract charges          2.39%             1.17%              3.39%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             1.92%             13.80%
    Highest contract charges          2.40%             1.60%             11.94%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.75%             3.19%             12.41%
    Highest contract charges          2.36%             3.03%             11.18%
    Remaining contract charges          --                --                 --
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2007  Lowest contract charges        0.75%             3.92%              3.60%
    Highest contract charges          2.44%             3.80%              1.85%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.74%             2.50%              3.24%
    Highest contract charges          2.45%             2.66%              1.50%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.72%               --               0.46%
    Highest contract charges          2.41%             4.28%             (0.67)%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND
 2007  Lowest contract charges                    5,887       $1.505403            $8,862
    Highest contract charges                      3,889        1.386664             5,392
    Remaining contract charges               18,121,483              --        26,156,232
 2006  Lowest contract charges                1,314,841        1.371064         1,802,732
    Highest contract charges                    125,637        1.303700           163,792
    Remaining contract charges                2,539,971              --         3,360,776
 2005  Lowest contract charges                  174,257        1.138452           198,383
    Highest contract charges                      3,168        1.096127             3,473
    Remaining contract charges                1,303,124              --         1,440,785
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                   10,727        1.561011            16,745
    Highest contract charges                     40,122        1.447249            58,066
    Remaining contract charges               12,789,859              --        19,532,743
 2006  Lowest contract charges                    5,805        1.678386             9,743
    Highest contract charges                    289,353        1.628257           471,142
    Remaining contract charges                6,385,310              --        10,436,497
 2005  Lowest contract charges                    3,050        1.420752             4,333
    Highest contract charges                      3,913        1.362775             5,332
    Remaining contract charges                2,633,785              --         3,660,889
HARTFORD EQUITY INCOME HLS FUND
 2007  Lowest contract charges                   49,828        1.541964            76,833
    Highest contract charges                      2,379        1.450037             3,449
    Remaining contract charges                7,823,472              --        11,738,861
 2006  Lowest contract charges                   48,318        1.452696            70,192
    Highest contract charges                      2,621        1.389511             3,643
    Remaining contract charges                3,875,787              --         5,508,520
 2005  Lowest contract charges                      446        1.211673               540
    Highest contract charges                     23,556        1.180208            27,801
    Remaining contract charges                1,294,034              --         1,541,532
HUNTINGTON VA INCOME EQUITY FUND
 2007  Lowest contract charges                  885,364        1.383280         1,224,707
    Highest contract charges                     80,313        1.443302           115,915
    Remaining contract charges                1,019,251              --         1,459,981
 2006  Lowest contract charges                  626,849        1.386243           868,965
    Highest contract charges                     71,473        1.460214           104,366
    Remaining contract charges                  741,661              --         1,077,003
 2005  Lowest contract charges                  197,546        1.245491           246,042
    Highest contract charges                     37,068        1.324465            49,096
    Remaining contract charges                  351,569              --           459,804

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD VALUE HLS FUND
 2007  Lowest contract charges                0.75%              2.29%               8.17%
    Highest contract charges                  2.44%              3.28%               6.34%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.48%              20.43%
    Highest contract charges                  2.39%              2.30%              18.94%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              4.26%               7.86%
    Highest contract charges                  2.37%              3.82%               6.96%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                0.75%              2.57%              (6.99)%
    Highest contract charges                  2.42%              7.32%              (8.56)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.54%              18.13%
    Highest contract charges                  2.39%              1.79%              16.20%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              2.31%              12.64%
    Highest contract charges                  2.41%              2.44%              11.37%
    Remaining contract charges                  --                 --                  --
HARTFORD EQUITY INCOME HLS FUND
 2007  Lowest contract charges                0.75%              2.18%               6.15%
    Highest contract charges                  2.45%              2.04%               4.36%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              4.07%              19.89%
    Highest contract charges                  2.47%              7.47%              17.87%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.80%              1.72%               4.59%
    Highest contract charges                  2.37%              2.88%               3.45%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA INCOME EQUITY FUND
 2007  Lowest contract charges                1.14%              1.68%              (0.21)%
    Highest contract charges                  2.09%              1.75%              (1.16)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.60%              11.30%
    Highest contract charges                  2.10%              1.88%              10.25%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              1.92%               3.53%
    Highest contract charges                  2.07%              0.59%               2.88%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2007  Lowest contract charges                  974,854       $1.489438        $1,451,985
    Highest contract charges                         61       14.164468               870
    Remaining contract charges                1,947,692              --         3,661,698
 2006  Lowest contract charges                  590,720        1.605086           948,157
    Highest contract charges                         62       15.456286               955
    Remaining contract charges                1,576,580              --         3,291,040
 2005  Lowest contract charges                  174,359        1.392666           242,824
    Highest contract charges                         62       13.579374               844
    Remaining contract charges                  865,021              --         1,520,955
HUNTINGTON VA GROWTH FUND
 2007  Lowest contract charges                  915,554        1.032542           945,348
    Highest contract charges                      9,308       14.091540           131,162
    Remaining contract charges                  669,343              --           872,808
 2006  Lowest contract charges                  388,384        0.910619           353,670
    Highest contract charges                      4,863       12.546009            61,011
    Remaining contract charges                  389,454              --           468,372
 2005  Lowest contract charges                   86,491        0.854848            73,936
    Highest contract charges                      3,352       11.890056            39,852
    Remaining contract charges                  145,766              --           164,560
HUNTINGTON VA MID CORP AMERICA FUND
 2007  Lowest contract charges                  836,675        1.795830         1,502,527
    Highest contract charges                      8,720       18.172960           158,467
    Remaining contract charges                  883,157              --         1,613,482
 2006  Lowest contract charges                  556,198        1.670403           929,075
    Highest contract charges                      7,260       17.064993           123,898
    Remaining contract charges                  737,824              --         1,265,479
 2005  Lowest contract charges                  156,171        1.575703           246,079
    Highest contract charges                      2,230       16.251286            36,248
    Remaining contract charges                  441,177              --           714,949
HUNTINGTON VA NEW ECONOMY FUND
 2007  Lowest contract charges                  897,527        1.920209         1,723,439
    Highest contract charges                      7,441       19.742399           146,901
    Remaining contract charges                  956,693              --         1,885,261
 2006  Lowest contract charges                  644,733        1.726573         1,113,179
    Highest contract charges                      5,647       17.920935           101,188
    Remaining contract charges                  794,083              --         1,418,525
 2005  Lowest contract charges                  103,423        1.583729           163,794
    Highest contract charges                        300       16.595263             4,983
    Remaining contract charges                  316,019              --           520,127

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2007  Lowest contract charges                1.14%              3.04%              (7.21)%
    Highest contract charges                  2.51%              3.38%              (8.36)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.97%              15.25%
    Highest contract charges                  2.31%              3.47%              13.82%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%              1.21%               4.32%
    Highest contract charges                  2.22%                --                3.48%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA GROWTH FUND
 2007  Lowest contract charges                1.14%              0.37%              13.39%
    Highest contract charges                  2.08%              0.39%              12.32%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.26%               6.52%
    Highest contract charges                  2.10%              0.45%               5.52%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.11%              0.37%               3.78%
    Highest contract charges                  2.07%              0.16%               3.12%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MID CORP AMERICA FUND
 2007  Lowest contract charges                1.14%              0.52%               7.51%
    Highest contract charges                  2.09%              0.53%               6.49%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.32%               6.01%
    Highest contract charges                  2.09%              0.36%               5.01%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%              0.04%              14.39%
    Highest contract charges                  2.06%              0.09%              13.67%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA NEW ECONOMY FUND
 2007  Lowest contract charges                1.14%              0.15%              11.22%
    Highest contract charges                  2.09%              0.16%              10.16%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.08%               9.02%
    Highest contract charges                  2.09%              0.07%               7.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.11%                --               16.09%
    Highest contract charges                  2.06%                --               15.36%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA ROTATING MARKETS FUND
 2007  Lowest contract charges                  295,139       $1.638282          $483,520
    Highest contract charges                      6,944       18.503060           128,486
    Remaining contract charges                  368,829              --           634,743
 2006  Lowest contract charges                  101,095        1.518895           153,553
    Highest contract charges                      1,545       17.318252            26,764
    Remaining contract charges                  103,619              --           189,052
 2005  Lowest contract charges                   14,850        1.284542            19,076
    Highest contract charges                        172       14.873813             2,561
    Remaining contract charges                    1,703              --             2,134
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2007  Lowest contract charges                   82,314       16.282287         1,340,267
    Highest contract charges                     12,088       15.887446           192,054
    Remaining contract charges                   94,208              --         1,516,795
 2006  Lowest contract charges                   45,120       14.476142           653,162
    Highest contract charges                      3,291       14.259822            46,939
    Remaining contract charges                   57,105              --           821,223
 2005  Lowest contract charges                    3,592       11.643997            41,827
    Highest contract charges                        187       11.599757             2,169
    Remaining contract charges                    2,415              --            28,058
HUNTINGTON VA MACRO 100 FUND
 2007  Lowest contract charges                  584,244        1.116207           652,137
    Highest contract charges                     48,339        1.079664            52,189
    Remaining contract charges                1,015,982              --         1,115,570
 2006  Lowest contract charges                  464,924        1.161549           540,032
    Highest contract charges                     42,268        1.134249            47,942
    Remaining contract charges                  939,825              --         1,079,286
 2005  Lowest contract charges                  189,185        1.095413           207,236
    Highest contract charges                     21,559        1.079887            23,281
    Remaining contract charges                  408,204              --           443,945
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2007  Lowest contract charges                   63,069       10.775519           679,602
    Highest contract charges                      2,500       10.514016            26,286
    Remaining contract charges                   56,285              --           599,095
 2006  Lowest contract charges                   28,601       10.488149           299,976
    Highest contract charges                      1,700       10.331301            17,560
    Remaining contract charges                   36,287              --           377,761
 2005  Lowest contract charges                    5,930       10.019191            59,413
    Highest contract charges                        409        9.963537             4,079
    Remaining contract charges                    3,322              --            33,196

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA ROTATING MARKETS FUND
 2007  Lowest contract charges                1.14%              0.71%               7.86%
    Highest contract charges                  2.07%              0.79%               6.84%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.45%              18.24%
    Highest contract charges                  2.08%                --               17.13%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              1.31%              13.51%
    Highest contract charges                  1.51%                --               12.94%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2007  Lowest contract charges                1.14%              0.02%              12.48%
    Highest contract charges                  2.07%              0.01%              11.41%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.63%              24.32%
    Highest contract charges                  2.10%              2.68%              23.15%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.11%              1.82%              15.30%
    Highest contract charges                  1.78%              2.64%              14.93%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MACRO 100 FUND
 2007  Lowest contract charges                1.15%              0.41%              (3.90)%
    Highest contract charges                  2.09%              0.40%              (4.81)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.15%               6.04%
    Highest contract charges                  2.10%              0.14%               5.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%              0.09%              14.19%
    Highest contract charges                  2.06%              0.17%              13.47%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2007  Lowest contract charges                1.14%              1.96%               2.74%
    Highest contract charges                  2.09%              1.86%               1.77%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.89%               4.68%
    Highest contract charges                  2.09%              1.39%               3.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%                --               (0.17)%
    Highest contract charges                  2.05%                --               (0.63)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HUNTINGTON VA SITUS SMALL CAP
 FUND
 2007  Lowest contract charges      1,167,877     $1.492538      $1,743,101
    Highest contract charges          690,618      1.443681         997,033
    Remaining contract charges      2,080,770            --       3,058,405
 2006  Lowest contract charges        965,257      1.355598       1,308,501
    Highest contract charges          554,681      1.323739         734,251
    Remaining contract charges      1,499,185            --       2,010,288
 2005  Lowest contract charges        233,861      1.307997         305,889
    Highest contract charges          217,268      1.289462         280,158
    Remaining contract charges        509,398            --         661,569
LORD ABBETT ALL VALUE
 PORTFOLIO
 2007  Lowest contract charges         15,609     12.791256         199,658
    Highest contract charges           12,937     12.206180         157,907
    Remaining contract charges        722,884            --       9,057,849
 2006  Lowest contract charges         17,797     12.075767         214,913
    Highest contract charges           13,246     11.715068         155,179
    Remaining contract charges        517,103            --       6,158,749
 2005  Lowest contract charges          7,823     10.612875          83,025
    Highest contract charges            4,448     10.467117          46,553
    Remaining contract charges        156,355            --       1,646,980
LORD ABBETT AMERICA'S VALUE
 PORTFOLIO
 2007  Lowest contract charges         13,973     11.971920         167,285
    Highest contract charges              902     11.424297          10,309
    Remaining contract charges        541,213            --       6,324,657
 2006  Lowest contract charges         14,051     11.692294         164,291
    Highest contract charges            1,228     11.343054          13,935
    Remaining contract charges        355,853            --       4,093,576
 2005  Lowest contract charges          9,033     10.283680          92,890
    Highest contract charges              521     10.142435           5,281
    Remaining contract charges        157,091            --       1,602,931
LORD ABBETT BOND DEBENTURE
 FUND
 2007  Lowest contract charges         26,182     11.456197         299,944
    Highest contract charges              750     10.916673           8,186
    Remaining contract charges      2,783,660            --      31,165,323
 2006  Lowest contract charges         14,575     10.870047         158,432
    Highest contract charges              676     10.535676           7,120
    Remaining contract charges      1,418,492            --      15,184,288
 2005  Lowest contract charges          3,529     10.017399          35,352
    Highest contract charges           16,403      9.879781         162,055
    Remaining contract charges        426,524            --       4,241,927

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HUNTINGTON VA SITUS SMALL CAP
 FUND
 2007  Lowest contract charges        1.15%             0.35%             10.10%
    Highest contract charges          2.09%             0.37%              9.06%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             0.09%              3.64%
    Highest contract charges          2.09%             0.08%              2.66%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%               --              20.20%
    Highest contract charges          2.04%               --              19.45%
    Remaining contract charges          --                --                 --
LORD ABBETT ALL VALUE
 PORTFOLIO
 2007  Lowest contract charges        0.75%             0.46%              5.93%
    Highest contract charges          2.39%             0.50%              4.19%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.72%             13.78%
    Highest contract charges          2.41%             0.84%             11.92%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%             1.53%             11.45%
    Highest contract charges          2.33%             1.06%             10.24%
    Remaining contract charges          --                --                 --
LORD ABBETT AMERICA'S VALUE
 PORTFOLIO
 2007  Lowest contract charges        0.75%             2.72%              2.39%
    Highest contract charges          2.40%             2.64%              0.72%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             3.02%             13.70%
    Highest contract charges          2.40%             3.31%             11.84%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.72%            10.00%              6.50%
    Highest contract charges          2.33%             6.58%              5.34%
    Remaining contract charges          --                --                 --
LORD ABBETT BOND DEBENTURE
 FUND
 2007  Lowest contract charges        0.75%             7.50%              5.39%
    Highest contract charges          2.45%             7.03%              3.62%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             7.57%              8.51%
    Highest contract charges          2.42%            24.56%              6.68%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.72%            24.21%              4.62%
    Highest contract charges          2.35%            14.14%              3.48%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2007  Lowest contract charges         49,568    $12.274113        $608,409
    Highest contract charges            3,943     11.696028          46,120
    Remaining contract charges     12,555,201            --     151,060,217
 2006  Lowest contract charges         22,792     11.955476         272,495
    Highest contract charges            2,782     11.587688          32,240
    Remaining contract charges      6,751,122            --      79,604,047
 2005  Lowest contract charges          5,421     10.271292          55,685
    Highest contract charges            1,699     10.125948          17,206
    Remaining contract charges      1,222,591            --      12,468,637
LORD ABBETT LARGE CAP CORE
 FUND
 2007  Lowest contract charges          9,890     13.100410         129,569
    Highest contract charges           14,024     12.520156         175,581
    Remaining contract charges        385,819            --       4,954,553
 2006  Lowest contract charges          4,673     11.925730          55,727
    Highest contract charges            1,303     11.650909          15,181
    Remaining contract charges        200,004            --       2,355,744
 2005  Lowest contract charges          3,164     10.641404          33,671
    Highest contract charges              226     10.542723           2,384
    Remaining contract charges         65,094            --         688,820
MFS CORE EQUITY SERIES
 2007  Lowest contract charges         38,409      1.216627          46,730
    Highest contract charges            3,553      7.519618          26,715
    Remaining contract charges         72,379            --         567,932
 2006  Lowest contract charges         38,409      1.108918          42,593
    Highest contract charges           18,297      6.947882         127,126
    Remaining contract charges         69,407            --         511,023
 2005  Lowest contract charges         33,750      8.482700         286,289
    Highest contract charges            5,817      8.275443          48,137
    Remaining contract charges        101,022            --         637,605
 2004  Lowest contract charges         49,553      8.459697         419,205
    Highest contract charges           18,589      6.230456         115,817
    Remaining contract charges         82,266            --         520,049
 2003  Lowest contract charges          4,488      7.628186          34,236
    Highest contract charges           18,591      5.643391         104,918
    Remaining contract charges         81,703            --         466,190

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2007  Lowest contract charges        0.74%             1.66%              2.67%
    Highest contract charges          2.44%             1.44%              0.94%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             2.28%             16.40%
    Highest contract charges          2.44%             1.89%             14.44%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.72%             4.39%              7.03%
    Highest contract charges          2.40%             1.60%              5.82%
    Remaining contract charges          --                --                 --
LORD ABBETT LARGE CAP CORE
 FUND
 2007  Lowest contract charges        0.74%             0.99%              9.85%
    Highest contract charges          2.42%             1.12%              8.00%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.70%             12.07%
    Highest contract charges          2.13%             1.03%             10.51%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.72%             1.35%              6.41%
    Highest contract charges          2.09%             0.40%              5.43%
    Remaining contract charges          --                --                 --
MFS CORE EQUITY SERIES
 2007  Lowest contract charges        1.30%             0.34%              9.71%
    Highest contract charges          1.98%               --               8.95%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.38%               --              12.33%
    Highest contract charges          1.85%             0.44%             11.71%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.40%             0.79%              0.27%
    Highest contract charges          1.88%               --              (0.23)%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.39%             0.11%             10.90%
    Highest contract charges          1.85%             0.36%             10.40%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%             0.23%             25.62%
    Highest contract charges          1.85%             0.23%             25.06%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
MFS EMERGING GROWTH SERIES
 2007  Lowest contract charges         10,981    $10.254739        $112,607
    Highest contract charges           11,996      6.435608          77,200
    Remaining contract charges         87,977            --         611,729
 2006  Lowest contract charges            490      8.582192           4,202
    Highest contract charges            8,923      5.408651          48,267
    Remaining contract charges        109,971            --         635,958
 2005  Lowest contract charges          3,249      8.066515          26,206
    Highest contract charges            8,924      5.134777          45,823
    Remaining contract charges        111,020            --         604,050
 2004  Lowest contract charges          3,249      7.491736          24,345
    Highest contract charges            8,924      4.816813          42,986
    Remaining contract charges        105,806            --         537,235
 2003  Lowest contract charges          2,362      6.725746          15,884
    Highest contract charges            1,995      6.622651          13,213
    Remaining contract charges        111,634            --         499,548
MFS INVESTORS GROWTH STOCK
 SERIES
 2007  Lowest contract charges         11,009      9.316867         102,566
    Highest contract charges            1,514      6.847257          10,365
    Remaining contract charges         42,197            --         318,474
 2006  Lowest contract charges         13,246      8.484512         112,389
    Highest contract charges            1,521      6.298182           9,582
    Remaining contract charges         44,002            --         303,519
 2005  Lowest contract charges         19,612      7.998221         156,862
    Highest contract charges            1,592      5.996884           9,545
    Remaining contract charges         56,697            --         367,868
 2004  Lowest contract charges         27,268      7.762533         211,663
    Highest contract charges            1,600      5.878665           9,405
    Remaining contract charges        103,992            --         650,706
 2003  Lowest contract charges         58,552      7.209750         422,146
    Highest contract charges              150      7.081801           1,059
    Remaining contract charges         98,920            --         275,300

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
MFS EMERGING GROWTH SERIES
 2007  Lowest contract charges        1.38%               --              19.49%
    Highest contract charges          2.29%               --              18.42%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.40%               --               6.39%
    Highest contract charges          2.40%               --               5.33%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.40%               --               7.67%
    Highest contract charges          2.39%               --               6.60%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%               --              11.39%
    Highest contract charges          2.39%               --              10.28%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              28.42%
    Highest contract charges          1.87%               --              27.72%
    Remaining contract charges          --                --                 --
MFS INVESTORS GROWTH STOCK
 SERIES
 2007  Lowest contract charges        1.40%             0.36%              9.81%
    Highest contract charges          2.39%             0.32%              8.72%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.40%               --               6.08%
    Highest contract charges          2.40%               --               5.02%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.40%             0.32%              3.04%
    Highest contract charges          2.39%             0.35%              2.01%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%               --               7.67%
    Highest contract charges          2.37%               --               6.60%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              21.31%
    Highest contract charges          1.42%               --              14.47%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES
 2007  Lowest contract charges        144,681     $1.331219        $192,602
    Highest contract charges            4,355     10.091082          43,951
    Remaining contract charges        101,862            --       1,067,345
 2006  Lowest contract charges        152,922      1.222627         186,967
    Highest contract charges            4,229      9.389215          39,706
    Remaining contract charges        105,686            --       1,023,825
 2005  Lowest contract charges         93,862      1.096187         102,890
    Highest contract charges            4,201      8.528364          35,826
    Remaining contract charges        127,182            --       1,113,834
 2004  Lowest contract charges          9,566      8.380645          80,172
    Highest contract charges            1,453      8.156435          11,852
    Remaining contract charges        103,690            --         860,826
 2003  Lowest contract charges         13,504      7.632109         103,065
    Highest contract charges              144      7.496658           1,082
    Remaining contract charges        100,841            --         765,925
MFS TOTAL RETURN SERIES
 2007  Lowest contract charges         48,459      1.329842          64,443
    Highest contract charges            5,108     13.927118          71,140
    Remaining contract charges        903,174            --      13,018,275
 2006  Lowest contract charges         48,463      1.292758          62,651
    Highest contract charges            5,994     13.715825          82,214
    Remaining contract charges      1,033,056            --      14,550,984
 2005  Lowest contract charges         44,912      1.170452          52,567
    Highest contract charges            6,643     12.580684          83,577
    Remaining contract charges      1,147,358            --      14,728,618
 2004  Lowest contract charges        238,908     12.917678       3,086,138
    Highest contract charges            4,079     12.557976          51,226
    Remaining contract charges        893,207            --      11,376,568
 2003  Lowest contract charges        230,841     11.767538       2,716,435
    Highest contract charges            1,000     11.577974          11,576
    Remaining contract charges        751,811            --       8,818,843

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
MFS INVESTORS TRUST SERIES
 2007  Lowest contract charges        1.30%             0.83%              8.88%
    Highest contract charges          2.59%             0.81%              7.48%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             0.36%             11.54%
    Highest contract charges          2.60%             0.49%             10.09%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%               --               5.93%
    Highest contract charges          2.58%             0.60%              4.56%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%             0.68%              9.81%
    Highest contract charges          2.58%               --               8.50%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.39%             0.57%             20.45%
    Highest contract charges          1.42%               --              16.37%
    Remaining contract charges          --                --                 --
MFS TOTAL RETURN SERIES
 2007  Lowest contract charges        1.30%             2.52%              2.87%
    Highest contract charges          2.59%             2.41%              1.54%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             2.20%             10.45%
    Highest contract charges          2.60%             2.48%              9.02%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%               --               1.49%
    Highest contract charges          2.58%             1.74%              0.18%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%             1.73%              9.77%
    Highest contract charges          2.57%             1.29%              8.47%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%             1.63%             14.71%
    Highest contract charges          1.58%               --              11.85%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
EQUITY AND INCOME
 2007  Lowest contract charges          2,639    $15.230246         $40,187
    Highest contract charges            2,978     14.676995          43,707
    Remaining contract charges         12,814            --         191,820
 2006  Lowest contract charges          1,481     14.957667          22,158
    Highest contract charges            6,300     14.530066          91,528
    Remaining contract charges          5,005            --          73,884
 2005  Lowest contract charges          3,764     13.487418          50,761
    Highest contract charges            6,733     13.207063          88,924
    Remaining contract charges          5,427            --          72,486
 2004  Lowest contract charges          1,481     12.750251          18,888
    Highest contract charges              122     12.644405           1,544
    Remaining contract charges          2,364            --          29,980
 2003  Lowest contract charges             30     11.571353             343
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --
CORE PLUS FIXED INCOME
 2007  Lowest contract charges        196,369      1.239946         243,487
    Highest contract charges           15,046     13.527056         203,522
    Remaining contract charges        720,363            --      10,204,658
 2006  Lowest contract charges        190,270      1.191205         226,650
    Highest contract charges           15,164     13.165406         199,643
    Remaining contract charges        900,476            --      12,326,923
 2005  Lowest contract charges        121,983      1.163384         141,913
    Highest contract charges           13,600     13.026094         177,149
    Remaining contract charges      1,041,266            --      13,989,227
 2004  Lowest contract charges         18,644      1.130940          21,084
    Highest contract charges           13,210     12.828577         169,470
    Remaining contract charges      1,169,257            --      15,321,412
 2003  Lowest contract charges          2,838      1.097784           3,115
    Highest contract charges            1,247     12.698069          15,839
    Remaining contract charges      1,243,626            --      15,890,128

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
EQUITY AND INCOME
 2007  Lowest contract charges        1.49%             1.71%              1.82%
    Highest contract charges          2.30%             1.98%              1.01%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.50%             1.22%             10.90%
    Highest contract charges          2.30%             1.30%             10.02%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.49%             0.44%              5.78%
    Highest contract charges          2.28%             0.94%              4.94%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.48%               --               9.86%
    Highest contract charges          1.95%               --               9.31%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.34%             1.76%             15.71%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
CORE PLUS FIXED INCOME
 2007  Lowest contract charges        1.30%             3.81%              4.09%
    Highest contract charges          2.59%             3.64%              2.75%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             3.25%              2.39%
    Highest contract charges          2.60%             4.17%              1.07%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             5.28%              2.87%
    Highest contract charges          2.59%             3.41%              1.54%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.29%             4.26%              3.02%
    Highest contract charges          2.55%             2.41%              1.69%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.29%               --               3.29%
    Highest contract charges          1.49%               --               0.89%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
EMERGING MARKETS DEBT
 2007  Lowest contract charges         18,052    $19.239520        $347,310
    Highest contract charges              537     22.107798          11,866
    Remaining contract charges         33,127            --         717,081
 2006  Lowest contract charges         17,642     18.314375         323,111
    Highest contract charges              544     21.298708          11,572
    Remaining contract charges         37,614            --         781,955
 2005  Lowest contract charges         18,877     16.761055         316,402
    Highest contract charges              852     19.819846          16,896
    Remaining contract charges         36,851            --         702,356
 2004  Lowest contract charges         22,170     15.142234         335,696
    Highest contract charges              649     18.085485          11,742
    Remaining contract charges         31,725            --         535,933
 2003  Lowest contract charges         26,169     13.951766         365,104
    Highest contract charges              218     16.932756           3,683
    Remaining contract charges         22,646            --         356,997
EMERGING MARKETS EQUITY
 2007  Lowest contract charges            742     23.038258          17,100
    Highest contract charges            2,009     29.399461          59,063
    Remaining contract charges      1,469,918            --      33,295,994
 2006  Lowest contract charges          1,175     16.525505          19,411
    Highest contract charges            2,046     21.482782          43,957
    Remaining contract charges        869,348            --      14,284,032
 2005  Lowest contract charges            531     12.138274           6,441
    Highest contract charges            1,230     16.076611          19,777
    Remaining contract charges        269,592            --       3,375,145
 2004  Lowest contract charges          4,818      1.443391           6,955
    Highest contract charges              141     12.326618           1,742
    Remaining contract charges         62,142            --         751,277
 2003  Lowest contract charges          4,818      1.187725           5,722
    Highest contract charges            2,460     10.311851          25,367
    Remaining contract charges         43,417            --         423,599

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
EMERGING MARKETS DEBT
 2007  Lowest contract charges        1.40%             7.21%              5.05%
    Highest contract charges          2.59%             7.15%              3.80%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.40%             8.79%              9.27%
    Highest contract charges          2.60%            14.71%              7.97%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.40%             7.34%             10.69%
    Highest contract charges          2.38%             8.56%              9.59%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%             6.88%              8.53%
    Highest contract charges          2.38%             8.25%              7.45%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              26.09%
    Highest contract charges          1.47%               --              12.72%
    Remaining contract charges          --                --                 --
EMERGING MARKETS EQUITY
 2007  Lowest contract charges        0.75%             0.52%             39.41%
    Highest contract charges          2.59%             0.44%             36.85%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.94%             36.14%
    Highest contract charges          2.60%             0.94%             33.63%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%             0.04%             34.19%
    Highest contract charges          2.57%             0.21%             30.42%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%             0.66%             21.53%
    Highest contract charges          2.58%             1.07%             19.96%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.28%               --              47.74%
    Highest contract charges          2.09%               --              45.90%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HIGH YIELD
 2007  Lowest contract charges         26,511     $1.391435         $36,888
    Highest contract charges            3,724     10.862917          40,459
    Remaining contract charges        149,852            --       1,705,781
 2006  Lowest contract charges         28,253      1.355279          38,291
    Highest contract charges            3,853     10.719109          41,307
    Remaining contract charges        175,137            --       1,954,541
 2005  Lowest contract charges          9,408      1.264029          11,892
    Highest contract charges            4,041     10.128146          40,930
    Remaining contract charges        197,744            --       2,068,897
 2004  Lowest contract charges         84,772     10.727163         909,364
    Highest contract charges            1,769     10.286162          18,193
    Remaining contract charges        139,399            --       1,454,327
 2003  Lowest contract charges         98,201      9.935899         975,717
    Highest contract charges              377      9.707303           3,663
    Remaining contract charges        127,351            --       1,232,501
MID CAP GROWTH
 2007  Lowest contract charges          3,373     15.576117          52,545
    Highest contract charges            3,985     14.863779          59,236
    Remaining contract charges        803,112            --      12,251,578
 2006  Lowest contract charges          2,984     12.799102          38,197
    Highest contract charges            2,092     12.416818          25,967
    Remaining contract charges        471,350            --       5,947,061
 2005  Lowest contract charges            324     11.815831           3,826
    Highest contract charges              499     11.653645           5,815
    Remaining contract charges        148,437            --       1,741,159
U.S. MID CAP VALUE
 2007  Lowest contract charges          4,061     14.068913          57,130
    Highest contract charges            4,473     20.076072          89,793
    Remaining contract charges      1,091,216            --      16,230,607
 2006  Lowest contract charges          2,926     13.156067          38,498
    Highest contract charges            4,623     19.105897          88,324
    Remaining contract charges        851,133            --      12,447,388
 2005  Lowest contract charges            597     10.988986           6,557
    Highest contract charges            3,755     16.246380          61,013
    Remaining contract charges        514,087            --       6,943,888
 2004  Lowest contract charges        136,454     13.981589       1,907,850
    Highest contract charges            2,888     14.846750          42,874
    Remaining contract charges        260,350            --       3,278,228
 2003  Lowest contract charges        161,815     12.373105       2,002,156
    Highest contract charges              488     13.386714           6,539
    Remaining contract charges        225,789            --       2,474,261

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
HIGH YIELD
 2007  Lowest contract charges        1.30%             8.51%              2.67%
    Highest contract charges          2.59%             8.66%              1.34%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             5.07%              7.22%
    Highest contract charges          2.60%             8.08%              5.84%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%               --              (0.25)%
    Highest contract charges          2.58%             6.50%             (1.54)%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%             6.00%              7.96%
    Highest contract charges          2.58%             7.70%              6.68%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              23.96%
    Highest contract charges          1.48%               --              10.68%
    Remaining contract charges          --                --                 --
MID CAP GROWTH
 2007  Lowest contract charges        0.75%               --              21.70%
    Highest contract charges          2.38%               --              19.71%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%               --               8.32%
    Highest contract charges          2.38%               --               6.55%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.74%               --              24.28%
    Highest contract charges          2.37%               --              22.92%
    Remaining contract charges          --                --                 --
U.S. MID CAP VALUE
 2007  Lowest contract charges        0.75%             0.60%              6.94%
    Highest contract charges          2.59%             0.65%              5.08%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.24%             19.72%
    Highest contract charges          2.60%             0.31%             17.60%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%               --              13.94%
    Highest contract charges          2.59%             0.28%              9.43%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.40%             0.02%             13.00%
    Highest contract charges          2.58%             0.03%             11.65%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              39.54%
    Highest contract charges          1.48%               --              33.41%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
FOCUS GROWTH
 2007  Lowest contract charges        356,325     $1.333634        $475,207
    Highest contract charges            1,431      8.111956          11,605
    Remaining contract charges        659,802            --      13,628,464
 2006  Lowest contract charges        355,168      1.100382         390,820
    Highest contract charges            1,437      6.783478           9,752
    Remaining contract charges        818,093            --      14,392,660
 2005  Lowest contract charges        301,232      1.110661         334,567
    Highest contract charges            2,590      6.940242          17,977
    Remaining contract charges      1,009,643            --      19,040,049
 2004  Lowest contract charges        306,404      0.983629         301,389
    Highest contract charges            2,599      6.227146          16,185
    Remaining contract charges      1,212,281            --      21,047,470
 2003  Lowest contract charges        298,056      0.920177         274,264
    Highest contract charges            8,240      5.911953          48,715
    Remaining contract charges      1,565,664            --      26,926,215
BALANCED GROWTH
 2007  Lowest contract charges        508,592      1.356218         689,762
    Highest contract charges               43     13.947661             600
    Remaining contract charges        348,180            --       7,535,741
 2006  Lowest contract charges        605,059      1.322920         800,445
    Highest contract charges               60     13.776356             821
    Remaining contract charges        434,311            --       9,517,234
 2005  Lowest contract charges        526,064      1.189469         625,737
    Highest contract charges               60     12.545496             748
    Remaining contract charges        509,446            --      10,208,197
 2004  Lowest contract charges        104,168      1.113625          16,002
    Highest contract charges            1,232     11.924222          14,691
    Remaining contract charges        671,814            --      13,017,016
 2003  Lowest contract charges        104,166      1.017026         105,939
    Highest contract charges            1,259     11.007388          13,856
    Remaining contract charges        756,760            --      13,374,030
CAPITAL OPPORTUNITIES
 2007  Lowest contract charges         18,070      1.508588          27,260
    Highest contract charges              755      5.111479           3,862
    Remaining contract charges        617,285            --       4,671,313
 2006  Lowest contract charges         18,070      1.280881          23,146
    Highest contract charges              650      4.405475           2,868
    Remaining contract charges        707,811            --       4,829,627
 2005  Lowest contract charges          4,327      1.203121           5,205
    Highest contract charges              651      4.204831           2,739
    Remaining contract charges        802,408            --       5,352,617
 2004  Lowest contract charges          5,696      0.994021           5,664
    Highest contract charges              521      3.530842           1,841
    Remaining contract charges        949,695            --       5,366,990
 2003  Lowest contract charges        376,405      7.822737       2,944,514
    Highest contract charges           12,610      2.979113          37,568
    Remaining contract charges        499,056            --       1,552,683

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
FOCUS GROWTH
 2007  Lowest contract charges        1.30%               --              21.20%
    Highest contract charges          2.39%               --              19.58%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             0.02%             (0.93)%
    Highest contract charges          2.41%               --              (2.26)%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.30%             0.72%             12.92%
    Highest contract charges          2.39%             0.45%             11.45%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%             0.36%              6.90%
    Highest contract charges          2.39%             0.11%              5.40%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.29%               --              19.01%
    Highest contract charges          1.44%               --              17.02%
    Remaining contract charges          --                --                 --
BALANCED GROWTH
 2007  Lowest contract charges        1.30%             2.54%              2.52%
    Highest contract charges          2.26%             2.26%              1.24%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.30%             2.67%             11.22%
    Highest contract charges          2.33%             2.36%              9.81%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.29%             2.51%              6.81%
    Highest contract charges          2.34%             2.19%              5.44%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.30%             2.31%              9.50%
    Highest contract charges          2.15%             2.06%              8.33%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.29%             3.14%             18.29%
    Highest contract charges          1.44%             1.92%             15.79%
    Remaining contract charges          --                --                 --
CAPITAL OPPORTUNITIES
 2007  Lowest contract charges        1.30%               --              17.78%
    Highest contract charges          2.59%               --              16.03%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.26%               --               6.46%
    Highest contract charges          2.61%               --               4.77%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.30%               --              21.04%
    Highest contract charges          2.59%               --              19.09%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.27%               --              21.01%
    Highest contract charges          2.59%               --              19.27%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.40%               --              39.67%
    Highest contract charges          1.17%               --              28.54%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
DEVELOPING GROWTH
 2007  Lowest contract charges                   25,036       $1.942474           $48,631
    Highest contract charges                      2,609       10.806114            28,192
    Remaining contract charges                  154,380              --         4,171,799
 2006  Lowest contract charges                   30,593        1.600730            48,971
    Highest contract charges                      2,705        9.042643            24,458
    Remaining contract charges                  212,832              --         4,858,161
 2005  Lowest contract charges                   37,737        1.465011            55,285
    Highest contract charges                      2,846        8.405217            23,923
    Remaining contract charges                  268,535              --         5,570,422
 2004  Lowest contract charges                   30,705        1.250444            38,397
    Highest contract charges                        152        7.285686             1,109
    Remaining contract charges                  318,391              --         5,916,226
 2003  Lowest contract charges                   13,786        1.035726            14,279
    Highest contract charges                      4,535        6.144071            27,866
    Remaining contract charges                  344,050              --         5,765,780
FLEXIBLE INCOME
 2007  Lowest contract charges                  119,067        1.397865           166,440
    Highest contract charges                      1,798       11.282737            20,286
    Remaining contract charges                  311,314              --         4,102,187
 2006  Lowest contract charges                   90,335        1.363163           123,141
    Highest contract charges                      1,886       11.173114            21,089
    Remaining contract charges                  359,514              --         4,708,357
 2005  Lowest contract charges                   28,620        1.305789            37,371
    Highest contract charges                      1,987       10.851070            21,562
    Remaining contract charges                  428,841              --         5,418,356
 2004  Lowest contract charges                   16,611        1.285868            21,359
    Highest contract charges                      1,814       10.852128            19,683
    Remaining contract charges                  599,234              --         7,396,898
 2003  Lowest contract charges                    2,324        1.217480             2,829
    Highest contract charges                        652       10.446908             6,807
    Remaining contract charges                  445,340              --         5,545,946
DIVIDEND GROWTH
 2007  Lowest contract charges                  238,842        1.226769           293,004
    Highest contract charges                        787       12.390268             9,753
    Remaining contract charges                  752,777              --        19,398,799
 2006  Lowest contract charges                  256,585        1.191924           305,830
    Highest contract charges                        792       12.208537             9,658
    Remaining contract charges                  977,083              --        25,030,874
 2005  Lowest contract charges                  233,502        1.085444           253,454
    Highest contract charges                        828       11.267672             9,326
    Remaining contract charges                1,246,270              --        29,531,082
 2004  Lowest contract charges                  127,169        1.041591           132,458
    Highest contract charges                        832       10.958814             9,117
    Remaining contract charges                1,596,811              --        36,647,893
 2003  Lowest contract charges                  125,937        0.974474           122,723
    Highest contract charges                      7,937       10.426884            82,759
    Remaining contract charges                1,975,665              --        42,825,348

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
DEVELOPING GROWTH
 2007  Lowest contract charges                1.30%              0.46%              21.35%
    Highest contract charges                  2.59%              0.15%              19.50%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                9.26%
    Highest contract charges                  2.60%                --                7.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%                --               17.16%
    Highest contract charges                  2.57%                --               15.37%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%                --               20.73%
    Highest contract charges                  2.61%                --               18.82%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               39.58%
    Highest contract charges                  1.44%                --               28.73%
    Remaining contract charges                  --                 --                  --
FLEXIBLE INCOME
 2007  Lowest contract charges                1.29%              6.18%               2.55%
    Highest contract charges                  2.59%              5.91%               0.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              6.22%               4.39%
    Highest contract charges                  2.60%              6.20%               2.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              6.91%               1.55%
    Highest contract charges                  2.59%              6.89%              (0.01)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              8.96%               5.62%
    Highest contract charges                  2.59%              9.44%               3.88%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.28%              5.84%              12.08%
    Highest contract charges                  1.59%              3.85%               6.24%
    Remaining contract charges                  --                 --                  --
DIVIDEND GROWTH
 2007  Lowest contract charges                1.30%              1.18%               2.92%
    Highest contract charges                  2.39%              0.93%               1.49%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.36%               9.81%
    Highest contract charges                  2.40%              1.08%               8.35%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.37%               4.21%
    Highest contract charges                  2.39%              1.02%               2.82%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              1.60%               6.89%
    Highest contract charges                  2.37%              3.13%               5.47%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              2.18%              26.09%
    Highest contract charges                  1.29%              1.24%              21.61%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
GLOBAL EQUITY
 2007  Lowest contract charges                   87,872       $1.696135          $149,043
    Highest contract charges                      1,132       11.805397            13,364
    Remaining contract charges                  320,963              --         7,355,454
 2006  Lowest contract charges                   91,504        1.475550           135,018
    Highest contract charges                      1,132       10.431601            11,809
    Remaining contract charges                  407,876              --         8,191,241
 2005  Lowest contract charges                  118,077        1.229415           145,165
    Highest contract charges                        962        8.822506             8,487
    Remaining contract charges                  483,965              --         8,219,480
 2004  Lowest contract charges                   94,315        1.125673           106,169
    Highest contract charges                        362        8.243688             2,982
    Remaining contract charges                  569,788              --         8,978,583
 2003  Lowest contract charges                  105,930        1.054284           111,680
    Highest contract charges                      3,521        7.845732            27,627
    Remaining contract charges                  657,150              --        10,000,357
GROWTH
 2007  Lowest contract charges                  216,266        1.376764           297,747
    Highest contract charges                      9,768        8.205665            80,154
    Remaining contract charges                  195,013              --         3,166,569
 2006  Lowest contract charges                  249,157        1.143977           285,029
    Highest contract charges                     10,841        6.926968            75,102
    Remaining contract charges                  234,734              --         3,200,361
 2005  Lowest contract charges                  148,101        1.115013           165,135
    Highest contract charges                     10,483        6.852504            71,835
    Remaining contract charges                  270,704              --         3,856,901
 2004  Lowest contract charges                    9,176        0.977539             8,970
    Highest contract charges                      4,574        6.104294            27,920
    Remaining contract charges                  326,924              --         4,081,409
 2003  Lowest contract charges                    9,176        0.920058             8,443
    Highest contract charges                        218        5.860878             1,278
    Remaining contract charges                  387,025              --         4,746,465
MONEY MARKET
 2007  Lowest contract charges                  226,793       13.835207         3,137,724
    Highest contract charges                      1,551       10.215179            15,841
    Remaining contract charges                  436,272              --         4,666,668
 2006  Lowest contract charges                  298,634       13.370650         3,992,927
    Highest contract charges                      1,511       10.017061            15,139
    Remaining contract charges                  285,186              --         2,973,513
 2005  Lowest contract charges                  328,687       12.963657         4,260,982
    Highest contract charges                      1,381        9.853007            13,605
    Remaining contract charges                  248,967              --         2,533,282
 2004  Lowest contract charges                   23,538        0.988854            23,275
    Highest contract charges                      1,419        9.867901            13,999
    Remaining contract charges                  761,387              --         8,829,364
 2003  Lowest contract charges                  678,970       12.866023         8,735,641
    Highest contract charges                      1,326       10.080023            13,365
    Remaining contract charges                  400,218              --         4,094,566

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
GLOBAL EQUITY
 2007  Lowest contract charges                1.30%              0.66%              14.95%
    Highest contract charges                  2.59%              0.43%              13.17%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.78%              20.02%
    Highest contract charges                  2.60%              0.54%              18.24%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              0.62%               9.22%
    Highest contract charges                  2.52%                --                7.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.24%               6.77%
    Highest contract charges                  2.18%                --                5.44%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.38%              32.98%
    Highest contract charges                  1.29%                --               27.38%
    Remaining contract charges                  --                 --                  --
GROWTH
 2007  Lowest contract charges                1.30%                --               20.35%
    Highest contract charges                  2.60%                --               18.46%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                2.60%
    Highest contract charges                  2.60%                --                1.09%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.49%              14.06%
    Highest contract charges                  2.58%              0.29%              12.26%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.21%               6.25%
    Highest contract charges                  1.95%                --                4.63%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.28%                --               25.27%
    Highest contract charges                  1.91%                --               24.07%
    Remaining contract charges                  --                 --                  --
MONEY MARKET
 2007  Lowest contract charges                1.40%              4.82%               3.47%
    Highest contract charges                  2.59%              4.54%               1.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              4.50%               3.14%
    Highest contract charges                  2.60%              4.26%               1.67%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              2.67%               1.31%
    Highest contract charges                  2.59%              2.44%              (0.15)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              1.45%              (0.44)%
    Highest contract charges                  2.54%              1.07%              (1.97)%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.66%              (0.75)%
    Highest contract charges                  1.49%              0.18%              (1.28)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
UTILITIES
 2007  Lowest contract charges                  198,781       $1.895936          $376,876
    Highest contract charges                      2,925       11.721275            34,284
    Remaining contract charges                  229,022              --         5,503,761
 2006  Lowest contract charges                  194,271        1.602471           311,314
    Highest contract charges                        973        9.979562             9,714
    Remaining contract charges                  272,416              --         5,837,090
 2005  Lowest contract charges                  166,305        1.347218           224,049
    Highest contract charges                        973        8.485148             8,259
    Remaining contract charges                  328,494              --         6,229,696
 2004  Lowest contract charges                   27,527        1.173772            32,310
    Highest contract charges                      1,766        7.473436            13,196
    Remaining contract charges                  381,649              --         6,589,087
 2003  Lowest contract charges                    3,754        0.955583             3,588
    Highest contract charges                      1,804        6.150422            11,096
    Remaining contract charges                  446,982              --         6,437,087
EQUALLY-WEIGHTED S&P 500
 2007  Lowest contract charges                  317,919        1.504079           478,175
    Highest contract charges                     10,652       15.263891           162,594
    Remaining contract charges                  818,669              --        18,977,916
 2006  Lowest contract charges                  334,184        1.501713           501,848
    Highest contract charges                     10,471       15.474905           162,060
    Remaining contract charges                1,016,391              --        24,351,909
 2005  Lowest contract charges                  244,008        1.315013           320,873
    Highest contract charges                      9,116       13.770088           125,521
    Remaining contract charges                1,230,334              --        26,975,980
 2004  Lowest contract charges                  104,751        1.235637           129,433
    Highest contract charges                      4,282       13.138524            56,256
    Remaining contract charges                1,551,252              --        33,099,080
 2003  Lowest contract charges                   76,728        1.073160            82,342
    Highest contract charges                      6,898       11.606791            80,066
    Remaining contract charges                1,486,823              --        30,163,701
SMALL COMPANY GROWTH
 2007  Lowest contract charges                    9,092       13.969089           127,000
    Highest contract charges                      5,965       13.404473            79,958
    Remaining contract charges                   32,601              --           444,578
 2006  Lowest contract charges                    8,782       13.772179           120,951
    Highest contract charges                      6,109       13.361686            81,622
    Remaining contract charges                   31,346              --           423,732
 2005  Lowest contract charges                   10,015       12.500760           125,194
    Highest contract charges                      5,691       12.262332            69,779
    Remaining contract charges                   27,354              --           337,995
 2004  Lowest contract charges                    2,381       11.241435            26,774
    Highest contract charges                        723       11.148935             8,065
    Remaining contract charges                    4,346              --            48,619

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
UTILITIES
 2007  Lowest contract charges                1.30%              1.82%              18.31%
    Highest contract charges                  2.09%              1.58%              17.11%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              2.16%              18.95%
    Highest contract charges                  2.16%              1.85%              17.61%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              2.40%              14.78%
    Highest contract charges                  2.15%              1.82%              13.54%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.27%              2.92%              22.83%
    Highest contract charges                  2.15%              1.99%              21.51%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.26%              2.61%              18.92%
    Highest contract charges                  1.44%              2.00%              14.46%
    Remaining contract charges                  --                 --                  --
EQUALLY-WEIGHTED S&P 500
 2007  Lowest contract charges                1.30%              1.46%               0.16%
    Highest contract charges                  2.59%              1.21%              (1.36)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.04%              14.20%
    Highest contract charges                  2.60%              1.13%              12.38%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.03%               6.42%
    Highest contract charges                  2.58%              0.79%               4.81%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.82%              15.14%
    Highest contract charges                  2.55%                --               13.35%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              1.25%              35.38%
    Highest contract charges                  1.48%                --               29.88%
    Remaining contract charges                  --                 --                  --
SMALL COMPANY GROWTH
 2007  Lowest contract charges                1.50%                --                1.43%
    Highest contract charges                  2.59%                --                0.32%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%                --               10.17%
    Highest contract charges                  2.60%                --                8.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.48%                --               11.20%
    Highest contract charges                  2.57%                --                9.99%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.11%                --               12.41%
    Highest contract charges                  1.90%                --               11.49%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
GLOBAL FRANCHISE
 2007  Lowest contract charges                   15,779      $19.407659          $306,231
    Highest contract charges                        162       18.455152             2,989
    Remaining contract charges                   44,689              --           848,655
 2006  Lowest contract charges                   17,712       17.945559           317,850
    Highest contract charges                        427       17.253444             7,374
    Remaining contract charges                   45,826              --           808,150
 2005  Lowest contract charges                   17,933       14.991994           268,855
    Highest contract charges                        383       14.573126             5,585
    Remaining contract charges                   47,497              --           703,251
 2004  Lowest contract charges                    3,027       13.590845            41,156
    Highest contract charges                        103       13.357186             1,382
    Remaining contract charges                   25,682              --           346,338
 2003  Lowest contract charges                      613       12.234140             7,505
    Highest contract charges                      8,056       12.181166            98,126
    Remaining contract charges                   15,548              --           189,744
MTB LARGE CAP GROWTH FUND II
 2007  Lowest contract charges                  375,398        1.194606           448,453
    Highest contract charges                     29,188        1.159425            33,841
    Remaining contract charges                  685,644              --           806,010
 2006  Lowest contract charges                  145,521        1.107052           161,099
    Highest contract charges                     20,256        1.083082            21,939
    Remaining contract charges                  473,557              --           517,676
 2005  Lowest contract charges                   63,248        1.014895            64,190
    Highest contract charges                      7,579        1.000907             7,586
    Remaining contract charges                  222,424              --           223,978
MTB LARGE CAP VALUE FUND II
 2007  Lowest contract charges                1,127,372        1.335509         1,505,616
    Highest contract charges                     17,100        1.296207            22,165
    Remaining contract charges                1,363,509              --         1,789,725
 2006  Lowest contract charges                  370,926        1.330094           493,367
    Highest contract charges                     13,085        1.301319            17,026
    Remaining contract charges                1,044,404              --         1,371,094
 2005  Lowest contract charges                   12,241        1.144063            14,005
    Highest contract charges                      3,318        1.128300             3,744
    Remaining contract charges                  404,289              --           458,609
MTB MANAGED ALLOCATION FUND --
 MODERATE GROWTH II
 2007  Lowest contract charges                1,246,543        1.213306         1,512,439
    Highest contract charges                     68,363        1.177618            80,506
    Remaining contract charges                1,482,212              --         1,773,608
 2006  Lowest contract charges                  721,243        1.148226           828,150
    Highest contract charges                     50,226        1.123383            56,422
    Remaining contract charges                1,341,151              --         1,523,368
 2005  Lowest contract charges                  596,925        1.052312           628,151
    Highest contract charges                     50,225        1.037808            52,124
    Remaining contract charges                  815,357              --           851,305

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
GLOBAL FRANCHISE
 2007  Lowest contract charges                1.50%                --                8.15%
    Highest contract charges                  2.59%                --                6.97%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%              1.41%              19.70%
    Highest contract charges                  2.60%              1.41%              18.39%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.47%                --               10.31%
    Highest contract charges                  2.57%                --                9.10%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.49%              0.18%              11.09%
    Highest contract charges                  2.59%              0.20%               9.88%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.95%                --               22.34%
    Highest contract charges                  1.39%                --               21.81%
    Remaining contract charges                  --                 --                  --
MTB LARGE CAP GROWTH FUND II
 2007  Lowest contract charges                1.14%              0.52%               7.91%
    Highest contract charges                  1.94%              0.42%               7.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.75%               9.08%
    Highest contract charges                  1.94%              0.69%               8.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%              0.68%               5.71%
    Highest contract charges                  1.69%              4.71%               5.15%
    Remaining contract charges                  --                 --                  --
MTB LARGE CAP VALUE FUND II
 2007  Lowest contract charges                1.14%              1.14%               0.41%
    Highest contract charges                  1.94%              1.04%              (0.39)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.27%              16.26%
    Highest contract charges                  1.95%              1.51%              15.33%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              1.12%              12.93%
    Highest contract charges                  1.91%              1.32%              12.33%
    Remaining contract charges                  --                 --                  --
MTB MANAGED ALLOCATION FUND --
 MODERATE GROWTH II
 2007  Lowest contract charges                1.14%              2.55%               5.67%
    Highest contract charges                  1.94%              2.23%               4.83%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.98%               9.12%
    Highest contract charges                  1.95%              2.57%               8.25%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              3.02%               6.53%
    Highest contract charges                  1.91%              2.70%               5.97%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MTB MANAGED ALLOCATION FUND --
 AGGRESSIVE GROWTH II
 2007  Lowest contract charges                   17,253      $12.791953          $220,696
    Highest contract charges                      1,553       12.530085            19,455
    Remaining contract charges                   30,683              --           388,644
 2006  Lowest contract charges                   10,559       12.013898           126,849
    Highest contract charges                      1,552       11.862441            18,418
    Remaining contract charges                   21,482              --           256,371
 2005  Lowest contract charges                    5,217       10.555525            55,068
    Highest contract charges                      1,156       10.536982            12,177
    Remaining contract charges                       --              --                --
MTB MANAGED ALLOCATION FUND --
 CONSERVATIVE GROWTH II
 2007  Lowest contract charges                   28,972       11.204078           324,604
    Highest contract charges                        963       10.974704            10,571
    Remaining contract charges                   23,349              --           258,726
 2006  Lowest contract charges                    6,164       10.778088            66,431
    Highest contract charges                     11,938       10.692953           127,657
    Remaining contract charges                      885              --             9,498
 2005  Lowest contract charges                      683       10.193799             6,959
    Highest contract charges                      8,437       10.163961            85,750
    Remaining contract charges                       --              --                --
OPPENHEIMER MIDCAP FUND VA
 2007  Lowest contract charges                   70,205       11.803633           828,669
    Highest contract charges                        119       11.376060             1,358
    Remaining contract charges                  185,717              --         2,157,215
 2006  Lowest contract charges                   49,690       11.260326           559,525
    Highest contract charges                        712       11.004514             7,840
    Remaining contract charges                  136,830              --         1,523,421
 2005  Lowest contract charges                    9,331       11.091041           103,485
    Highest contract charges                      1,549       10.975468            16,996
    Remaining contract charges                   60,003              --           661,983
OPPENHEIMER CAPITAL APPRECIATION FUND
 2007  Lowest contract charges                    6,655       12.809096            85,239
    Highest contract charges                        595       12.205811             7,268
    Remaining contract charges                4,333,439              --        54,285,305
 2006  Lowest contract charges                    1,770       11.334601            20,066
    Highest contract charges                        171       10.985837             1,879
    Remaining contract charges                2,730,869              --        30,486,392
 2005  Lowest contract charges                  168,848       10.569767         1,784,688
    Highest contract charges                        486       10.455204             5,079
    Remaining contract charges                  854,758              --         8,989,795

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MTB MANAGED ALLOCATION FUND --
 AGGRESSIVE GROWTH II
 2007  Lowest contract charges                1.15%              1.50%               6.48%
    Highest contract charges                  1.94%              1.22%               5.63%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              5.11%              13.48%
    Highest contract charges                  1.95%              2.74%              12.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.84%                --                9.84%
    Highest contract charges                  1.86%              2.29%               9.67%
    Remaining contract charges                  --                 --                  --
MTB MANAGED ALLOCATION FUND --
 CONSERVATIVE GROWTH II
 2007  Lowest contract charges                1.14%              3.16%               3.95%
    Highest contract charges                  1.94%              2.64%               3.12%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              5.40%               5.73%
    Highest contract charges                  1.65%              3.06%               5.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%             10.26%               1.55%
    Highest contract charges                  1.59%              7.38%               1.30%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MIDCAP FUND VA
 2007  Lowest contract charges                1.15%                --                4.83%
    Highest contract charges                  2.34%                --                3.47%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%                --                1.53%
    Highest contract charges                  2.40%                --                0.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --               16.86%
    Highest contract charges                  2.24%                --               15.89%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2007  Lowest contract charges                0.74%                --               13.01%
    Highest contract charges                  2.40%              0.01%              11.11%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --                6.88%
    Highest contract charges                  2.48%              0.33%               5.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%                --                8.93%
    Highest contract charges                  2.43%                --                7.99%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND
 2007  Lowest contract charges                   39,729      $14.137670          $561,682
    Highest contract charges                        275       10.304583             2,838
    Remaining contract charges               15,324,409              --       212,354,905
 2006  Lowest contract charges                   20,123       13.427502           270,208
    Highest contract charges                     90,175       13.026465         1,174,656
    Remaining contract charges                8,295,986              --       109,880,758
 2005  Lowest contract charges                      441       11.527071             5,085
    Highest contract charges                     17,923       11.368801           203,763
    Remaining contract charges                1,488,733              --        17,040,032
OPPENHEIMER MAIN STREET FUND
 2007  Lowest contract charges                    1,210       12.344736            14,937
    Highest contract charges                        366       11.763316             4,309
    Remaining contract charges                  931,556              --        11,205,388
 2006  Lowest contract charges                    1,082       11.941867            12,919
    Highest contract charges                     32,407       11.585138           375,442
    Remaining contract charges                  596,326              --         7,004,299
 2005  Lowest contract charges                   24,595       10.449383           257,000
    Highest contract charges                     11,654       10.340458           120,506
    Remaining contract charges                  138,213              --         1,436,045
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2007  Lowest contract charges                    1,457       12.219796            17,809
    Highest contract charges                      1,956       11.644211            22,781
    Remaining contract charges                6,321,287              --        75,547,559
 2006  Lowest contract charges                      454       12.485517             5,664
    Highest contract charges                        214       12.101367             2,593
    Remaining contract charges                4,141,269              --        50,925,541
 2005  Lowest contract charges                  196,865       10.934626         2,152,647
    Highest contract charges                        308       10.816124             3,330
    Remaining contract charges                1,027,593              --        11,179,057
PUTNAM DIVERSIFIED INCOME
 2007  Lowest contract charges                    5,348       18.865269           100,892
    Highest contract charges                     58,882       13.944160           821,067
    Remaining contract charges                2,204,985              --        37,724,801
 2006  Lowest contract charges                      970       18.253223            17,711
    Highest contract charges                     13,592       13.716189           186,414
    Remaining contract charges                1,195,380              --        19,738,506
 2005  Lowest contract charges                      367       17.301813             6,346
    Highest contract charges                      8,554       13.217511           113,064
    Remaining contract charges                  326,890              --         4,958,614

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND
 2007  Lowest contract charges                0.75%              0.80%               5.29%
    Highest contract charges                  1.72%                --               (1.60)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.32%              16.49%
    Highest contract charges                  2.39%              0.36%              14.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.75%                --               19.81%
    Highest contract charges                  2.33%                --               18.50%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MAIN STREET FUND
 2007  Lowest contract charges                0.75%              0.74%               3.37%
    Highest contract charges                  2.35%                --                1.63%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.74%                --               13.90%
    Highest contract charges                  2.40%              0.59%              12.04%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%                --                8.85%
    Highest contract charges                  2.32%                --                7.95%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2007  Lowest contract charges                0.75%              0.04%              (2.13)%
    Highest contract charges                  2.41%              0.04%              (3.78)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --               13.80%
    Highest contract charges                  2.45%              0.03%              11.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%                --               17.49%
    Highest contract charges                  2.43%                --               16.48%
    Remaining contract charges                  --                 --                  --
PUTNAM DIVERSIFIED INCOME
 2007  Lowest contract charges                0.74%              4.24%               3.35%
    Highest contract charges                  2.38%              4.34%               1.66%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.76%              3.63%               5.50%
    Highest contract charges                  2.40%              6.11%               3.77%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%                --                2.19%
    Highest contract charges                  2.37%                --                1.07%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION
 2007  Lowest contract charges                    1,927      $38.469378           $74,121
    Highest contract charges                        136        9.944940             1,352
    Remaining contract charges                  435,605              --         7,530,354
 2006  Lowest contract charges                    1,892       37.652345            71,246
    Highest contract charges                     10,360       11.181051           115,842
    Remaining contract charges                  332,210              --         5,142,488
 2005  Lowest contract charges                      285       33.613874             9,575
    Highest contract charges                      4,787       10.147839            48,581
    Remaining contract charges                  153,851              --         2,118,783
PUTNAM GROWTH AND INCOME
 2007  Lowest contract charges                        5       55.693138               276
    Highest contract charges                        561       11.122224             6,244
    Remaining contract charges                  264,785              --         7,115,966
 2006  Lowest contract charges                      139       59.390313             8,267
    Highest contract charges                        562       12.130723             6,811
    Remaining contract charges                  145,557              --         3,877,563
 2005  Lowest contract charges                    3,365       51.469113           173,195
    Highest contract charges                        561       10.725103             6,021
    Remaining contract charges                   47,120              --           807,097
PUTNAM INTERNATIONAL GROWTH AND INCOME
 2007  Lowest contract charges                      459        9.760552             4,477
    Highest contract charges                      4,906        9.746889            47,823
    Remaining contract charges                       --              --                --
PUTNAM INTERNATIONAL EQUITY
 2007  Lowest contract charges                    2,460       26.666709            65,587
    Highest contract charges                     12,229       10.270794           125,599
    Remaining contract charges                4,463,983              --        81,316,834
 2006  Lowest contract charges                    2,426       24.793041            60,141
    Highest contract charges                     75,170       12.560151           944,159
    Remaining contract charges                3,401,844              --        56,766,723
 2005  Lowest contract charges                      501       19.558296             9,799
    Highest contract charges                     50,940       10.073002           513,120
    Remaining contract charges                1,487,032              --        18,510,038
PUTNAM INVESTORS
 2007  Lowest contract charges                   11,096       10.573923           117,332
    Highest contract charges                        809        7.289828             5,896
    Remaining contract charges                2,393,816              --        21,915,259
 2006  Lowest contract charges                   11,276       11.233877           126,668
    Highest contract charges                     21,453        7.889516           169,261
    Remaining contract charges                  400,775              --         3,629,416
 2005  Lowest contract charges                      477        9.934290             4,742
    Highest contract charges                      9,771        7.092883            69,306
    Remaining contract charges                   91,359              --           718,761

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION
 2007  Lowest contract charges                0.75%              0.50%               2.17%
    Highest contract charges                  1.83%                --               (2.89)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.08%              12.01%
    Highest contract charges                  2.41%              2.52%              10.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.66%                --                7.04%
    Highest contract charges                  2.37%                --                5.87%
    Remaining contract charges                  --                 --                  --
PUTNAM GROWTH AND INCOME
 2007  Lowest contract charges                0.27%                --               (6.74)%
    Highest contract charges                  2.45%              1.29%              (8.31)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.04%                --               14.70%
    Highest contract charges                  2.45%              1.51%              13.11%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --                7.83%
    Highest contract charges                  2.42%                --                6.90%
    Remaining contract charges                  --                 --                  --
PUTNAM INTERNATIONAL GROWTH AND INCOME
 2007  Lowest contract charges                  --                 --               (1.12)%
    Highest contract charges                  0.45%                --               (1.18)%
    Remaining contract charges                  --                 --                  --
PUTNAM INTERNATIONAL EQUITY
 2007  Lowest contract charges                0.75%              2.20%               7.56%
    Highest contract charges                  1.85%                --               (1.78)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.45%              26.77%
    Highest contract charges                  2.40%              0.54%              24.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.72%                --               14.66%
    Highest contract charges                  2.36%                --               13.41%
    Remaining contract charges                  --                 --                  --
PUTNAM INVESTORS
 2007  Lowest contract charges                0.75%              0.36%              (5.88)%
    Highest contract charges                  2.44%                --               (7.46)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.30%              13.08%
    Highest contract charges                  2.39%              0.29%              11.23%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.67%                --               13.42%
    Highest contract charges                  2.37%                --               12.18%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM NEW VALUE
 2007  Lowest contract charges                   10,391      $21.041934          $218,652
    Highest contract charges                      4,782       14.754219            70,552
    Remaining contract charges                  514,066              --         9,973,501
 2006  Lowest contract charges                    8,051       22.290074           179,448
    Highest contract charges                        403       15.897471             6,415
    Remaining contract charges                  412,552              --         8,516,540
 2005  Lowest contract charges                    1,639       19.357998            31,730
    Highest contract charges                        322       14.042955             4,518
    Remaining contract charges                  140,949              --         2,498,944
PUTNAM SMALL CAP VALUE
 2007  Lowest contract charges                    4,054       23.443202            95,047
    Highest contract charges                      1,594       19.242065            30,680
    Remaining contract charges                2,601,796              --        57,318,667
 2006  Lowest contract charges                    3,804       27.061733           102,943
    Highest contract charges                        308       22.593352             6,938
    Remaining contract charges                1,863,912              --        47,612,225
 2005  Lowest contract charges                    1,198       23.245262            27,851
    Highest contract charges                        351       19.739785             6,933
    Remaining contract charges                  548,831              --        12,052,729
PUTNAM THE GEORGE PUTNAM FUND OF
 BOSTON
 2007  Lowest contract charges                    4,043       13.832698            55,931
    Highest contract charges                        121       12.282903             1,488
    Remaining contract charges                  445,569              --         6,055,625
 2006  Lowest contract charges                    3,647       13.805165            50,352
    Highest contract charges                      8,607       12.487367           107,476
    Remaining contract charges                  273,718              --         3,753,816
 2005  Lowest contract charges                    3,865       12.396378            47,916
    Highest contract charges                      1,549       11.428257            17,706
    Remaining contract charges                  104,780              --         1,300,311
PUTNAM VISTA
 2007  Lowest contract charges                    1,154       17.006719            19,632
    Highest contract charges                     22,856        6.525817           149,153
    Remaining contract charges                  102,270              --           887,307
 2006  Lowest contract charges                    1,154       16.505957            19,054
    Highest contract charges                     23,550        6.439048           151,636
    Remaining contract charges                   68,537              --           626,681
 2005  Lowest contract charges                      201       15.770447             3,165
    Highest contract charges                     16,747        6.254512           104,745
    Remaining contract charges                   26,149              --           239,527

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM NEW VALUE
 2007  Lowest contract charges                0.75%              1.02%              (5.60)%
    Highest contract charges                  2.42%              0.28%              (7.19)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.88%              15.15%
    Highest contract charges                  2.47%              1.04%              13.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%                --                9.05%
    Highest contract charges                  2.36%                --                7.82%
    Remaining contract charges                  --                 --                  --
PUTNAM SMALL CAP VALUE
 2007  Lowest contract charges                0.75%              0.55%             (13.37)%
    Highest contract charges                  2.42%              0.25%             (14.83)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.22%              16.42%
    Highest contract charges                  2.45%              0.35%              14.46%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%                --               14.65%
    Highest contract charges                  2.40%                --               13.36%
    Remaining contract charges                  --                 --                  --
PUTNAM THE GEORGE PUTNAM FUND OF
 BOSTON
 2007  Lowest contract charges                0.75%              2.58%               0.20%
    Highest contract charges                  2.33%                --               (1.49)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.05%              11.09%
    Highest contract charges                  2.39%              0.99%               9.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.03%                --                4.64%
    Highest contract charges                  2.31%                --                3.70%
    Remaining contract charges                  --                 --                  --
PUTNAM VISTA
 2007  Lowest contract charges                0.75%                --                3.03%
    Highest contract charges                  2.39%                --                1.35%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --                4.66%
    Highest contract charges                  2.40%                --                2.95%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.68%                --               17.35%
    Highest contract charges                  2.34%                --               16.07%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VOYAGER
 2007  Lowest contract charges                   12,446      $57.361079          $713,888
    Highest contract charges                     15,515        6.793891           105,407
    Remaining contract charges                  109,928              --         1,382,628
 2006  Lowest contract charges                    9,719       54.988920           534,449
    Highest contract charges                     20,466        6.594853           134,974
    Remaining contract charges                   97,106              --         1,385,620
 2005  Lowest contract charges                    2,926       52.757362           154,348
    Highest contract charges                      8,792        6.406829            56,326
    Remaining contract charges                  155,195              --         1,306,144
PIONEER FUND VCT PORTFOLIO
 2007  Lowest contract charges                   56,562        1.216169            68,789
    Highest contract charges                    494,858        1.190416           589,087
    Remaining contract charges                   94,748              --           113,981
 2006  Lowest contract charges                   57,063        1.174047            66,995
    Highest contract charges                    360,589        1.160156           418,342
    Remaining contract charges                   83,927              --            97,906
 2005  Lowest contract charges                   46,189        1.020694            47,145
    Highest contract charges                    368,849        1.018250           375,581
    Remaining contract charges                   49,888              --            50,857
PIONEER OAK RIDGE LARGE CAP GROWTH VCT
 PORTFOLIO
 2007  Lowest contract charges                   15,530        1.129146            17,536
    Highest contract charges                      4,255        1.097818             4,671
    Remaining contract charges                  456,398              --           506,293
 2006  Lowest contract charges                   16,360        1.056411            17,282
    Highest contract charges                      4,327        1.040018             4,502
    Remaining contract charges                  483,702              --           505,951
 2005  Lowest contract charges                   11,074        1.039627            11,513
    Highest contract charges                     12,691        1.036360            13,152
    Remaining contract charges                  279,510              --           289,981
ENTERPRISE
 2007  Lowest contract charges                   49,295        9.697231           478,020
    Highest contract charges                      3,327        6.329218            21,057
    Remaining contract charges                  125,181              --           836,266
 2006  Lowest contract charges                   73,844        8.727171           644,445
    Highest contract charges                      3,326        5.776113            19,216
    Remaining contract charges                  143,911              --           869,532
 2005  Lowest contract charges                   85,125        8.265196           703,577
    Highest contract charges                      3,327        5.552645            18,473
    Remaining contract charges                  147,341              --           848,130
 2004  Lowest contract charges                  124,710        7.750029           966,502
    Highest contract charges                      3,327        5.282739            17,575
    Remaining contract charges                  172,624              --           936,701
 2003  Lowest contract charges                  124,465        7.553252           940,117
    Highest contract charges                      5,192        5.249094            27,253
    Remaining contract charges                  181,384              --           966,132

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM VOYAGER
 2007  Lowest contract charges                1.15%                --                4.31%
    Highest contract charges                  2.40%                --                3.02%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.09%               4.23%
    Highest contract charges                  2.40%              0.07%               2.94%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --               13.06%
    Highest contract charges                  2.37%                --               12.12%
    Remaining contract charges                  --                 --                  --
PIONEER FUND VCT PORTFOLIO
 2007  Lowest contract charges                1.15%              0.98%               3.59%
    Highest contract charges                  2.09%              1.03%               2.61%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.14%              15.02%
    Highest contract charges                  2.10%              1.11%              13.94%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              1.38%               2.57%
    Highest contract charges                  2.07%              1.91%               2.42%
    Remaining contract charges                  --                 --                  --
PIONEER OAK RIDGE LARGE CAP GROWTH VCT
 PORTFOLIO
 2007  Lowest contract charges                1.15%              0.20%               6.89%
    Highest contract charges                  2.39%              0.19%               5.56%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.04%               1.61%
    Highest contract charges                  2.44%              0.01%               0.35%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --                2.04%
    Highest contract charges                  2.35%                --                1.84%
    Remaining contract charges                  --                 --                  --
ENTERPRISE
 2007  Lowest contract charges                1.40%              0.41%              11.12%
    Highest contract charges                  2.59%              0.15%               9.58%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.44%               5.59%
    Highest contract charges                  2.60%              0.19%               4.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.73%               6.65%
    Highest contract charges                  2.59%              0.47%               5.11%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.37%               2.61%
    Highest contract charges                  2.58%                --                1.13%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.52%              24.13%
    Highest contract charges                  1.27%                --               18.48%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
GROWTH AND INCOME
 2007  Lowest contract charges                   17,636      $17.180850          $303,005
    Highest contract charges                      8,160       16.242615           132,539
    Remaining contract charges                3,028,065              --        49,319,474
 2006  Lowest contract charges                    8,460       16.884100           142,841
    Highest contract charges                      8,116       16.260056           131,982
    Remaining contract charges                1,925,596              --        30,026,589
 2005  Lowest contract charges                    2,399       14.668103            35,183
    Highest contract charges                      5,254       14.389633            75,600
    Remaining contract charges                1,010,430              --        13,401,064
 2004  Lowest contract charges                    3,002        1.156077             3,469
    Highest contract charges                        890       13.460455            11,982
    Remaining contract charges                  461,726              --         6,213,655
 2003  Lowest contract charges                  149,577       11.601336         1,735,287
    Highest contract charges                      6,838       12.121904            82,887
    Remaining contract charges                  188,166              --         2,297,160
COMSTOCK
 2007  Lowest contract charges                   21,012       16.435250           345,337
    Highest contract charges                     10,723       15.537611           166,608
    Remaining contract charges                4,988,601              --        80,944,783
 2006  Lowest contract charges                   10,555       16.953685           178,941
    Highest contract charges                     11,212       16.327017           183,059
    Remaining contract charges                3,838,549              --        64,723,968
 2005  Lowest contract charges                    2,148       14.719590            31,619
    Highest contract charges                     10,062       14.440094           145,293
    Remaining contract charges                1,909,063              --        28,154,755
 2004  Lowest contract charges                    9,229       14.484780           133,677
    Highest contract charges                        942       14.235396            13,413
    Remaining contract charges                  140,222              --         2,013,581
 2003  Lowest contract charges                      626       12.521462             7,844
    Highest contract charges                      5,744       12.458666            71,559
    Remaining contract charges                   47,422              --           592,021

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
GROWTH AND INCOME
 2007  Lowest contract charges                0.75%              0.95%               1.76%
    Highest contract charges                  2.59%              1.35%              (0.11)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.47%              15.11%
    Highest contract charges                  2.60%              0.86%              13.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                9.99%
    Highest contract charges                  2.57%              0.36%               6.90%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.28%                --               12.90%
    Highest contract charges                  2.37%                --               11.19%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.96%              26.25%
    Highest contract charges                  1.46%                --               23.62%
    Remaining contract charges                  --                 --                  --
COMSTOCK
 2007  Lowest contract charges                0.74%              1.07%              (3.06)%
    Highest contract charges                  2.59%              1.59%              (4.84)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.69%              15.18%
    Highest contract charges                  2.60%              1.28%              13.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                5.94%
    Highest contract charges                  2.57%              0.46%               1.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.48%              0.32%              15.68%
    Highest contract charges                  2.57%                --               14.42%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.99%                --               25.22%
    Highest contract charges                  1.40%                --               24.59%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
STRATEGIC GROWTH
 2007  Lowest contract charges                    2,176      $15.344436           $33,387
    Highest contract charges                      2,728       14.590661            39,810
    Remaining contract charges                   18,504              --           277,849
 2006  Lowest contract charges                    1,465       13.353671            19,566
    Highest contract charges                      2,729       12.838045            35,028
    Remaining contract charges                   15,648              --           205,382
 2005  Lowest contract charges                    1,648       13.208819            21,771
    Highest contract charges                         97       12.908054             1,249
    Remaining contract charges                   17,824              --           232,407
 2004  Lowest contract charges                    1,711       12.456970            21,318
    Highest contract charges                         26       12.295684               318
    Remaining contract charges                   14,860              --           183,692
 2003  Lowest contract charges                    1,375       11.842633            16,284
    Highest contract charges                      1,723       11.806929            20,340
    Remaining contract charges                    2,882              --            34,056
AGGRESSIVE GROWTH PORTFOLIO
 2007  Lowest contract charges                    4,517       14.122344            63,795
    Highest contract charges                        162       13.551542             2,197
    Remaining contract charges                    8,462              --           117,159
 2006  Lowest contract charges                    4,734       12.190083            57,702
    Highest contract charges                        131       11.826680             1,547
    Remaining contract charges                   13,521              --           161,681
 2005  Lowest contract charges                    4,878       11.793783            57,529
    Highest contract charges                        131       11.568800             1,515
    Remaining contract charges                   12,806              --           149,133
 2004  Lowest contract charges                      569       10.774757             6,131
    Highest contract charges                        131       10.686077             1,400
    Remaining contract charges                    6,632              --            71,049
GOVERNMENT PORTFOLIO
 2007  Lowest contract charges                      738       10.975127             8,104
    Highest contract charges                      6,935       10.536728            73,075
    Remaining contract charges                   49,168              --           526,282
 2006  Lowest contract charges                      739       10.410536             7,695
    Highest contract charges                      6,333       10.105234            63,997
    Remaining contract charges                   42,656              --           435,818
 2005  Lowest contract charges                      740       10.249360             7,584
    Highest contract charges                      6,149       10.058815            61,851
    Remaining contract charges                   31,274              --           316,740
 2004  Lowest contract charges                    1,954       10.071757            19,677
    Highest contract charges                      3,515        9.996370            35,141
    Remaining contract charges                    9,025              --            90,415

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
STRATEGIC GROWTH
 2007  Lowest contract charges                1.49%                --               14.91%
    Highest contract charges                  2.59%                --               13.65%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%                --                1.10%
    Highest contract charges                  2.56%                --               (0.01)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.50%              0.01%               6.04%
    Highest contract charges                  2.20%                --                5.09%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.50%                --                5.19%
    Highest contract charges                  2.28%                --                4.35%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.00%                --               18.43%
    Highest contract charges                  1.28%                --               18.07%
    Remaining contract charges                  --                 --                  --
AGGRESSIVE GROWTH PORTFOLIO
 2007  Lowest contract charges                1.50%                --               15.85%
    Highest contract charges                  2.59%                --               14.58%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%                --                3.36%
    Highest contract charges                  2.60%                --                2.23%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.48%                --                9.46%
    Highest contract charges                  2.59%                --                8.26%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.12%                --                7.75%
    Highest contract charges                  1.96%                --                6.86%
    Remaining contract charges                  --                 --                  --
GOVERNMENT PORTFOLIO
 2007  Lowest contract charges                1.50%              4.41%               5.42%
    Highest contract charges                  2.59%              4.30%               4.27%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%              4.23%               1.57%
    Highest contract charges                  2.60%              4.26%               0.46%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.48%              4.02%               1.74%
    Highest contract charges                  2.59%              3.42%               0.63%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.17%                --                0.72%
    Highest contract charges                  1.47%                --               (0.04)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2007  Lowest contract charges                   11,975       $1.135208           $13,594
    Highest contract charges                      5,214        1.088666             5,677
    Remaining contract charges                    4,506              --             5,026
 2006  Lowest contract charges                   12,043        1.069239            12,877
    Highest contract charges                      5,256        1.033116             5,430
    Remaining contract charges                    1,816              --             1,914
 2005  Lowest contract charges                    5,477        1.058917             5,799
    Highest contract charges                      1,675        1.046872             1,753
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2007  Lowest contract charges                    5,718        1.579591             9,032
    Highest contract charges                      2,490        1.514837             3,772
    Remaining contract charges                    1,613              --             2,504
 2006  Lowest contract charges                    6,390        1.406759             8,989
    Highest contract charges                      2,854        1.359239             3,879
    Remaining contract charges                      740              --             1,026
 2005  Lowest contract charges                    3,410        1.161578             3,961
    Highest contract charges                        746        1.148379               856
    Remaining contract charges                       --              --                --
STI CLASSIC VT LARGE CAP GROWTH STOCK
 FUND
 2007  Lowest contract charges                    1,750       14.684099            25,693
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
STI CLASSIC VT LARGE CAP CORE EQUITY
 FUND
 2007  Lowest contract charges                   13,956        1.810091            25,262
    Highest contract charges                     33,936        1.735837            58,907
    Remaining contract charges                   30,898              --            54,872
 2006  Lowest contract charges                    3,733        1.816743             6,782
    Highest contract charges                     33,937        1.758858            59,692
    Remaining contract charges                   30,898              --            55,349
 2005  Lowest contract charges                    6,740        1.567353            10,563
    Highest contract charges                     30,271        1.545839            46,795
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2007  Lowest contract charges                1.35%                --                6.17%
    Highest contract charges                  2.09%                --                5.38%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%                --                0.98%
    Highest contract charges                  2.09%                --                0.22%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.26%                --               16.28%
    Highest contract charges                  1.64%              0.33%              16.05%
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2007  Lowest contract charges                1.35%                --               12.29%
    Highest contract charges                  2.09%                --               11.45%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%                --               21.11%
    Highest contract charges                  2.08%                --               20.20%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.26%                --               19.79%
    Highest contract charges                  1.41%                --               19.55%
    Remaining contract charges                  --                 --                  --
STI CLASSIC VT LARGE CAP GROWTH STOCK
 FUND
 2007  Lowest contract charges                1.87%              0.57%              13.11%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
STI CLASSIC VT LARGE CAP CORE EQUITY
 FUND
 2007  Lowest contract charges                1.13%              1.38%              (0.37)%
    Highest contract charges                  2.09%              1.18%              (1.31)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.79%              14.87%
    Highest contract charges                  2.10%              1.28%              13.78%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.60%              1.70%               7.64%
    Highest contract charges                  2.03%              1.25%               7.32%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
STI CLASSIC VT MID-CAP CORE EQUITY
 FUND
 2007  Lowest contract charges                    9,370       $1.875333           $17,572
    Highest contract charges                     17,733        1.828175            32,419
    Remaining contract charges                   19,654              --            36,719
 2006  Lowest contract charges                    1,760        1.811680             3,189
    Highest contract charges                     17,620        1.774985            31,275
    Remaining contract charges                   19,466              --            35,155
 2005  Lowest contract charges                    3,087        1.675109             5,171
    Highest contract charges                     12,857        1.637179            21,049
    Remaining contract charges                   16,158              --            26,812
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 2007  Lowest contract charges                  388,876        1.881544           731,686
    Highest contract charges                     25,496        1.815961            46,300
    Remaining contract charges                  799,558              --         1,550,622
 2006  Lowest contract charges                  198,807        1.837953           365,398
    Highest contract charges                     19,614        1.796199            35,230
    Remaining contract charges                  612,839              --         1,127,376
 2005  Lowest contract charges                   64,472        1.518186            97,879
    Highest contract charges                      5,293        1.502355             7,953
    Remaining contract charges                  334,281              --           509,399

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
STI CLASSIC VT MID-CAP CORE EQUITY
 FUND
 2007  Lowest contract charges                1.59%              0.45%               3.51%
    Highest contract charges                  2.09%              0.23%               3.00%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.61%              0.40%               8.96%
    Highest contract charges                  2.10%              0.40%               8.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.09%              0.97%              14.69%
    Highest contract charges                  1.93%              0.17%              13.97%
    Remaining contract charges                  --                 --                  --
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 2007  Lowest contract charges                1.14%              1.67%               2.37%
    Highest contract charges                  2.39%              1.61%               1.10%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.58%              21.06%
    Highest contract charges                  2.39%              1.56%              19.56%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.12%              2.36%               5.11%
    Highest contract charges                  2.34%              2.19%               4.24%
    Remaining contract charges                  --                 --                  --

* This represents the annualized contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Funds' manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.55% to 1.60% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from 0.05% to 0.20% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as Optional Death Benefit Charge, Earnings Protection Benefit Charge, Principal First Charge, Principal First Preferred, MAV Plus, and MAV/EPB Death Benefit Charge. These deductions range from 0.15% to .75%.

    These charges are a reduction in unit values.

    The Company will charge an expense for Rider charges related to The Hartford's Income Foundation, The Hartford's Lifetime Income Builder, and The Hartford's Lifetime Income Builder II. The Company initially makes deductions of 0.30%, 0.40%, and 0.40%, respectively. The Company has the right to increase both the Lifetime Income Builder and Lifetime Income Builder II to a maximum charge of 0.75%.

    These charges are a redemption of units.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50, 000 or more, as determined on the most recent contract anniversary. These charges are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                            2007           2006           2005
                                                      (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                       $3,509         $3,113         $2,811
 Earned premiums                               983            547            449
 Net investment income                       3,048          2,728          2,569
 Net realized capital gains (losses)          (934)          (299)            75
                                          --------       --------       --------
                          TOTAL REVENUES     6,606          6,089          5,904
                                          --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, loss and loss adjustment
  expenses                                   3,980          3,205          3,008
 Insurance expenses and other                1,192            853            798
 Amortization of deferred policy
  acquisition costs and present value of
  future profits                               515          1,175            945
 Dividends to policyholders                     11             22             37
                                          --------       --------       --------
     TOTAL BENEFITS, LOSSES AND EXPENSES     5,698          5,255          4,788
                                          --------       --------       --------
 Income before income tax expense              908            834          1,116
 Income tax expense                            168            103            207
                                          --------       --------       --------
                              NET INCOME      $740           $731           $909
                                          --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                        AS OF DECEMBER 31,
                                                      2007              2006
                                                       (IN MILLIONS, EXCEPT
                                                          FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at fair
  value (amortized cost of $46,208 and $43,846)        $45,611           $44,646
 Equity securities, available for sale, at fair
  value (cost of $763 and $267)                            722               275
 Equity securities, held for trading, at fair
  value                                                     --                 1
 Policy loans, at outstanding balance                    2,016             2,009
 Mortgage loans on real estate                           4,166             2,631
 Short-term investments                                    752               694
 Other investments                                       1,726             1,023
                                                   -----------       -----------
                                TOTAL INVESTMENTS       54,993            51,279
                                                   -----------       -----------
 Cash                                                      281               186
 Premiums receivable and agents' balances                   28                29
 Reinsurance recoverables                                1,730             1,393
 Deferred policy acquisition costs and present
  value of future profits                                8,393             7,334
 Goodwill                                                  186               186
 Other assets                                            1,348             1,120
 Separate account assets                               199,253           179,943
                                                   -----------       -----------
                                     TOTAL ASSETS     $266,212          $241,470
                                                   -----------       -----------
LIABILITIES
 Reserve for future policy benefits                     $9,396            $8,209
 Other policyholder funds                               42,377            40,191
 Consumer Notes                                            809               258
 Deferred income taxes                                     124               491
 Other liabilities                                       6,621             4,718
 Separate account liabilities                          199,253           179,943
                                                   -----------       -----------
                                TOTAL LIABILITIES      258,580           233,810
                                                   -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 10             --                --
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized, issued
  and outstanding, par value $5,690                          6                 6
 Capital surplus                                         2,888             2,586
 Accumulated other comprehensive income
  Net unrealized capital gains on securities, net
   of tax                                                 (469)              290
  Foreign currency translation adjustments                  --                 1
                                                   -----------       -----------
     TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME         (469)              291
                                                   -----------       -----------
 Retained earnings                                       5,207             4,777
                                                   -----------       -----------
                       TOTAL STOCKHOLDER'S EQUITY        7,632             7,660
                                                   -----------       -----------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $266,212          $241,470
                                                   -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                       NET               NET (LOSS)
                                                                    UNREALIZED            GAIN ON
                                                                  CAPITAL GAINS          CASH FLOW              FOREIGN
                                      COMMON                       (LOSSES) ON            HEDGING              CURRENCY
                                       STOCK         CAPITAL       SECURITIES,          INSTRUMENTS,          TRANSLATION
                                                     SURPLUS        NET OF TAX           NET OF TAX           ADJUSTMENTS
                                                                           (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
2007
Balance, December 31, 2006               $6          $2,586             $500                $(210)                  $1
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (832)
 Net gains on cash flow hedging
  instruments                                                                                  73
 Cumulative translation
  adjustments                                                                                                       (1)
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        302
Dividends declared
Cumulative effect of Accounting
 Changes, net of tax
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2007       $6          $2,888            $(332)               $(137)                $ --
                                        ---          ------           ------               ------                -----
2006
Balance, December 31, 2005               $6          $2,405             $577                $(113)                 $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                                 (97)
 Cumulative translation
  adjustments                                                                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500                $(210)                  $1
                                        ---          ------           ------               ------                -----
2005
Balance, December 31, 2004               $6          $2,240           $1,124                $(184)                 $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net gains on cash flow hedging
  instruments                                                                                  71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577                $(113)                 $(1)
                                        ---          ------           ------               ------                -----


                                                                TOTAL
                                        RETAINED            STOCKHOLDER'S
                                        EARNINGS                EQUITY
                                                 (IN MILLIONS)
----------------------------------  ---------------------------------------
2007
Balance, December 31, 2006               $4,777                 $7,660
                                                                ------
Comprehensive income
 Net income                                 740                    740
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (832)
 Net gains on cash flow hedging
  instruments                                                       73
 Cumulative translation
  adjustments                                                       (1)
                                                                ------
Total other comprehensive income                                  (760)
                                                                ------
 Total comprehensive income                                        (20)
Capital contribution from parent                                   302
Dividends declared                         (307)                  (307)
Cumulative effect of Accounting
 Changes, net of tax                         (3)                    (3)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2007       $5,207                 $7,632
                                         ------                 ------
2006
Balance, December 31, 2005               $4,463                 $7,337
                                                                ------
Comprehensive income
 Net income                                 731                    731
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
                                                                ------
Total other comprehensive income                                  (172)
                                                                ------
 Total comprehensive income                                        559
Capital contribution from parent                                   181
Dividends declared                         (417)                  (417)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2006       $4,777                 $7,660
                                         ------                 ------
2005
Balance, December 31, 2004               $4,064                 $7,249
                                                                ------
Comprehensive income
 Net income                                 909                    909
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net gains on cash flow hedging
  instruments                                                       71
                                                                ------
Total other comprehensive income                                  (476)
                                                                ------
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                         (510)                  (510)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2005       $4,463                 $7,337
                                         ------                 ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $448, $(42) and $(295) for the years ended December 31, 2007, 2006 and 2005, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(39), $(52) and $38 for the years ended December 31, 2007, 2006 and 2005, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(140), $(75), and $26 for the years ended December 31, 2007, 2006 and 2005, respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2007            2006            2005
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $740            $731            $909
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               515           1,175             945
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,400)         (1,351)         (1,226)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses            1,187             836             129
 Reinsurance recoverables              (236)            (47)            177
 Receivables                            190              11              (3)
 Payables and accruals                  560             210             385
 Accrued and deferred income
  taxes                                (102)            340              36
 Net realized capital losses
  (gains)                               934             299             (75)
 Depreciation and amortization          438             404             239
 Other, net                            (267)            157            (228)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES     $2,559          $2,765          $1,288
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed Maturities and Short-term
  Investments, available for
  sale                              $15,892         $19,517         $19,727
 Equity securities,
  available-for-sale                    296             249              38
 Mortgage loans                         958             301             354
 Partnerships                           175              91             169
 Payments for the purchase of:
 Fixed Maturities and Short-term
  Investments, available for
  sale                              (18,780)        (22,017)        (21,511)
 Equity securities,
  available-for-sale                   (484)           (455)            (60)
 Mortgage loans                      (2,492)         (1,574)           (915)
 Partnerships                          (607)           (496)           (337)
 Change in policy loans, net             (6)            (39)            647
 Change in payables for
  collateral under securities
  lending, net                        1,306             788            (276)
 Change in all other, net              (587)           (713)           (193)
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES    $(4,329)        $(4,348)        $(2,357)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Deposits and other additions to
  investment and universal
  life-type contracts                32,396          26,991          25,383
 Withdrawals and other
  deductions from investment and
  universal life-type contracts     (30,433)        (26,687)        (24,888)
 Net transfers (to)/from
  separate accounts related to
  investment and universal
  life-type contracts                  (606)          1,382             852
  Capital contributions                 270              --             129
  Dividends paid                      $(305)          $(300)          $(498)
  Proceeds from issuance of
   consumer notes                       551             258              --
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES     $1,873          $1,644            $978
                                  ---------       ---------       ---------
 Impact of foreign exchange              (8)              1              (1)
 Net (decrease) increase in cash         95              62             (92)
 Cash -- beginning of year              186             124             216
                                  ---------       ---------       ---------
 Cash -- end of year                   $281            $186            $124
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash Paid During the Year
  for:
 Income taxes                          $125           $(163)           $149

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

THE COMPANY RECAPTURED AN INDEMNITY REINSURANCE ARRANGEMENT WITH HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY IN 2005. IN CONJUNCTION WITH THIS TRANSACTION, THE COMPANY RECORDED A NONCASH CAPITAL CONTRIBUTION OF $36 AND A RELATED EXTINGUISHMENT OF THE REINSURANCE RECOVERABLE LIABILITY.

THE COMPANY MADE NONCASH DIVIDENDS OF $2 AND RECEIVED A NONCASH CAPITAL CONTRIBUTIONS OF $20 FROM ITS PARENT COMPANY DURING 2007 RELATED TO THE GUARANTEED MINIMUM INCOME AND ACCUMULATION BENEFIT REINSURANCE AGREEMENTS WITH HARTFORD LIFE INSURANCE K.K. THE COMPANY MADE NONCASH DIVIDENDS OF $117 AND RECEIVED A NONCASH CAPITAL CONTRIBUTIONS OF $154 FROM ITS PARENT COMPANY DURING 2006 RELATED TO THE GUARANTEED MINIMUM INCOME BENEFIT REINSURANCE AGREEMENT WITH HARTFORD LIFE INSURANCE K.K.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussions on variable interest entities see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; living benefits required to be fair valued; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefit of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized an $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

AMENDMENT OF FASB INTERPRETATION NO. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under master netting arrangements. The effect of applying FSP FIN 39-1 is recorded as a change in accounting principle through retrospective application. The effect on the consolidated balance sheet as of December 31, 2006 was a decrease of $171 in the derivative payable included in other liabilities, and corresponding decrease of $1 and $170, respectively, in other investments and derivative receivable included in other assets. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued Statement of Financial Accounting Standard ("SFAS") No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets". SFAS 155: (a) permits fair value remeasurement for any hybrid financial instrument (asset or liability) that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. SFAS 155 also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company began applying SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption on January 1, 2007.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS ("DAC") IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. FSP 115-1 is effective for reporting periods beginning after December 15, 2005, with earlier application permitted. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values rather than SFAS 141's requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS 141(R) on January 1, 2009, and has not yet determined the effect of SFAS 141(R) on its consolidated financial statements.

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, AN AMENDMENT OF ARB NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements" ("ARB 51"). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS 160 on January 1, 2009 and has not yet determined the effect of SFAS 160 on its consolidated financial statements.

CLARIFICATION OF THE SCOPE OF THE AUDIT AND ACCOUNTING GUIDE "INVESTMENT COMPANIES" AND ACCOUNTING BY PARENT COMPANIES AND EQUITY METHOD INVESTORS FOR INVESTMENTS IN INVESTMENT COMPANIES

In June 2007, the AICPA issued Statement of Position 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1").

SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies ("the Guide"). This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company's consolidated financial statements or the financial statements of an equity method investor. SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date of the SOP and (2) prohibit adoption of the SOP for an entity that has not early adopted the SOP. The Company did not early adopt SOP 07-1. SOP 07-1 as currently issued is not expected to have an impact on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option: (a) may be applied instrument by instrument, with certain exceptions; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

FAIR VALUE MEASUREMENTS

FAIR VALUE UNDER SFAS NO. 157

On January 1, 2008, the Company adopted SFAS 157, which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). An exit price valuation will include margins for risk even if they are not observable. As the Company is released from risk, the margins for risk will also be released through net realized capital gains (losses) in net income. SFAS 157 provides guidance on how to measure fair value, when required, under existing accounting standards. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.
Level 3 Unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). Guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they may have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits "GMWB"), and as such are scoped out of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that do not meet the requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

GUARANTEED BENEFITS ACCOUNTED FOR UNDER SOP 03-1

The GMDBs issued by the Company and certain GMDBs reinsured by the Company are accounted for under SOP 03-1. In addition, the Company's GMWB "for life" allows policyholders to receive the guaranteed annual withdrawal amount for as long as they are alive even if the guaranteed remaining balance ("GRB") is exhausted. Payments beyond the GRB are considered life contingent insurance benefits and are accounted for under SOP 03-1. Benefit guarantee liabilities accounted for under SOP 03-1, absent an unlocking event as described in the "Critical Accounting Estimates" within Management's Discussion and Analysis, do not result in a change in value that is immediately reflected in net income. Under SOP 03-1, the income statement reflects the current period increase in the liability due to the deferral of a percentage of current period revenues. The percentage is determined by dividing the present value of expected claims by the present value of expected revenues using best estimate assumptions over a range of market scenarios discounted at a rate consistent with that used in the Company's DAC models. Current period revenues are impacted by the actual increase or decrease in account value. Claims recorded against the liability have no immediate impact on the income statement unless those claims exceed the liability. Periodically, the Company unlocks its benefit assumptions, including the benefit deferral rate. The impact of this change is reflected in benefits, losses and loss adjustment expenses, in net income.

In the U.S., the Company sells variable annuity contracts that, in addition to the living benefits described above, offer various guaranteed death benefits. Declines in the equity market may increase the Company's net exposure to death benefits under these contracts. The Company's total gross exposure (i.e., before reinsurance) to these U.S. guaranteed death benefits is often referred to as the net amount at risk. However, the Company will incur these guaranteed death benefit payments in the future only if the policyholder has an in-the-money guaranteed death benefit at their time of death.

Effective July 31, 2006, an existing reinsurance agreement between a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI") and Hartford Life, Insurance. KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"), was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB product and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB product issued prior to April 1, 2005, which were recaptured. Declines in equity markets as well as a strengthening of Japanese Yen in comparison to the U.S. dollar may increase the Company's exposure to these guaranteed benefits. For the guaranteed death benefits, the Company pays the greater of account value at death or a guaranteed death benefit which, depending on the contract, may be based upon the premium paid and/or the maximum anniversary value established no later than age 80, as adjusted for withdrawals under the terms of the contract.

The following table provides the account value, net amount at risk and reserve amount, at December 31, 2007, for each type of guaranteed death and living benefit sold by the Company that is accounted for under SOP 03-1:

                                 ACCOUNT        NET AMOUNT          SOP 03-1
                                VALUE (1)        AT RISK          RESERVE (2)
--------------------------------------------------------------------------------
U.S. Guaranteed Minimum Death
 Benefits                         $126,834         $5,106              $527
Guaranteed Minimum Death
 Benefits Assumed                   30,724            380                 4
Life Contingent Portion of
 "for Life" GMWBs                   10,272             (*)               (*)
                               -----------       --------            ------
                        TOTAL    $ 167,830        $ 5,486             $ 531
                               -----------       --------            ------

(1) Policies with "for Life" GMWB riders include both benefits accounted for under SFAS 133 and SOP 03-1 and thus are included this table and the SFAS 133 table below. However, benefits payable are generally mutually exclusive (e.g., for a given contract, only the death or living benefits, but not both are payable at one time) (See Note 8).

(2) Before reinsurance. The Company uses reinsurance to manage its exposure to the mortality and equity risk associated with GMDB. Reinsurance of GMDB is accounted for under SOP 03-1. After reinsurance, the net amount at risk for U.S. GMDB is $976. After reinsurance, the net SOP 03-1 reserve for U.S. GMDB is $202.

(*)  Amounts are insignificant at December 31, 2007.

GUARANTEED BENEFITS ACCOUNTED AT FAIR VALUE UNDER SFAS 133

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees collected from the contract holder. Those fees attributed are set equal to the present value of future claims expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract (the "Attributed Fees"). The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of attributed fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. For most of the Company's GMWB for life riders, the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value. The sum of the in-the-money and out-of-the-money contracts is comparable to net amount at risk.

Certain GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB product issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include a tiered reinsurance premium structure. The modified reinsurance agreement applies to all contracts, GMIBs in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB product issued prior to April 1, 2005, which were recaptured.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are commonly controlled by The Hartford Financial Services Group, Inc. ("The Hartford").

The following table provides the account value, SFAS 133 fair value and GRB, at December 31, 2007, for each type of guaranteed living benefit liability sold or reinsured by the Company that is accounted for under SFAS 133, by rider fee:

                                                         (ASSET)           GUARANTEED
                                      ACCOUNT           LIABILITY           REMAINING
                                     VALUE (1)          FAIR VALUE           BALANCE
------------------------------------------------------------------------------------------
U.S. GUARANTEED MINIMUM
 WITHDRAWAL BENEFITS                    46,088               553               34,622
NON-LIFE CONTINGENT PORTION OF
 "FOR LIFE" GUARANTEED MINIMUM
 WITHDRAWAL BENEFITS                    10,272               154               10,230
REINSURED GUARANTEED LIVING
 BENEFITS
 Guaranteed Minimum Income
  Benefits                              16,289                72               15,297
 Guaranteed Minimum
  Accumulation Benefits                  2,734                (2)               2,768
                                     ---------            ------            ---------
  Subtotal                              19,023                70               18,065
                                     ---------            ------            ---------
                         TOTAL        $ 75,383             $ 777             $ 62,917
                                     ---------            ------            ---------

(1) "For life" GMWB policies, and their related account values, include both benefits accounted for under SFAS 133 and SOP 03-1 and thus are included in this SFAS 133 table and the SOP 03-1 table above. However, benefits payable are generally mutually exclusive (e.g., for a given contract, only the death or living benefits, but not both are payable at one time).

(2) The magnitude of the SFAS 133 fair value, at December 31, 2007, was highly dependent upon the size of the block of business for guaranteed living benefits that are required to be fair valued, and the market conditions at the date of valuation, in particular high implied volatilities and low risk-free interest rates. If implied volatilities were lower and risk-free interest rates were higher at December 31, 2007, the SFAS 133 fair value would have been lower and vice versa.

DERIVATIVES THAT HEDGE CAPITAL MARKETS RISK FOR GUARANTEED MINIMUM BENEFITS ACCOUNTED FOR AS DERIVATIVES

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB REINSURANCE

For all U.S. GMWB contracts in effect through July 2003, the Company entered into a reinsurance arrangement to offset its exposure to the GMWB for the remaining lives of those contracts. Substantially all of the Company's reinsurance capacity was utilized as of the third quarter of 2003. Substantially all U.S. GMWB riders sold since July 2003, are not covered by reinsurance.

CUSTOMIZED DERIVATIVES

In June and July of 2007, the Company entered into two customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing these derivatives, the initial difference between the transaction price and modeled value was deferred in accordance with EITF No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" ("EITF 02-3") and included in Other Assets in the Condensed Consolidated Balance Sheets.

OTHER DERIVATIVE INSTRUMENTS

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The following table provides the notional amount and SFAS 133 fair value at December 31, 2007, for each type of derivative asset held by the Company to hedge capital markets risk for guaranteed living benefit sold by the
Company:

                                          NOTIONAL              FAIR
                                           AMOUNT              VALUE
                                                   (IN MILLIONS)
--------------------------------------------------------------------------
Reinsurance                                  $6,579              $128
Customized Derivatives                       12,784                50
                                          ---------            ------
Other Derivative Instruments                  8,573               592
                                          ---------            ------
                                   TOTAL   $ 27,936             $ 770
                                          ---------            ------

ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARD NO. 157, "FAIR VALUE MEASUREMENTS" ("SFAS 157")

Fair values for GMWB embedded derivatives, reinsured GMIB and GMAB freestanding derivatives and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

PRE-SFAS 157 FAIR VALUE

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value is made for liabilities where no market observable transactions exist for that liability or similar liabilities, market risk margins are only included in the valuation if the margin is identifiable, measurable and significant. If a reliable estimate of market risk margins is not obtainable, the present value of expected future cash flows, discounted at the risk free rate of interest, may be the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value is calculated based on actuarial and capital market assumptions related to projected cashflows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cashflows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels are used. Estimating these cashflows involves numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; three years of history for fund regression; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As GMWB obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value, Actively-Managed Volatility Adjustment, Credit Standing Adjustment, Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits, the related reinsurance and customized derivatives, required to be fair valued. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied index volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that GMWB obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that GMWB obligations are illiquid and have no market observable exit prices in the capital markets. The Market Illiquidity Premium was determined using inputs that are identified in customized derivative transactions that the Company has entered into to hedge GMWB related risks.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using the Company's long-term view on interest rates and volatility. The adverse assumptions incorporate adverse dynamic lapse behavior, greater utilization of the withdrawal features, and the potential for contract holders to shift their investment funds into more aggressive investments when allowed.

SFAS 157 TRANSITION

Pending the release and potential impact of adopting the proposed FASB Staff Position, "Measuring Liabilities under FASB Statement No. 157", if any, the Company expects the impact of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, to be recorded in the first quarter of 2008, will be a reduction to net income of $250-$350, after the effects of DAC amortization and income taxes. In addition, net realized capital gains and losses that will be recorded in 2008 and future years are also likely to be more volatile than amounts recorded in prior years. Furthermore, adoption of SFAS 157 will result in lower variable annuity fee income for new business issued in 2008 as fees attributed to the embedded derivative will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative.

The Company is still evaluating potential changes to its hedging program as a result of the adoption of SFAS 157. However, based on analysis to date, the Company does not expect significant changes in any of its hedging targets. The loss deferred in accordance with EITF 02-3 of $51 for the customized derivatives used to hedge a portion of the GMWB risk will be recognized in retained earnings upon the adoption of SFAS 157. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $35 will also be recorded in retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. The Company's adoption of SFAS 157 will not materially impact the fair values of other derivative instruments used to hedge guaranteed minimum benefits, as those instruments are composed primarily of Level 1 and Level 2 inputs and as a result, the Company was already using market observable transactions to value those hedging instruments. Additionally, the adoption of SFAS 157 will not have a significant impact on the fair values of the Company's other financial instruments.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholder's equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance, which approximates fair value. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Other investments primarily consist of limited partnership interests and other alternative investments and derivatives instruments. Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives instruments are carried at fair value.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: third party pricing service market prices, independent broker quotations or pricing matrices. Security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from third party pricing services with the remaining unpriced securities submitted to independent brokers for prices or lastly priced via a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the asset-backed securities ("ABS"), collaterized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") pricing are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates

Prices from third party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2007 and 2006 primarily consisted of non-144A private placements and have an average duration of 4.7 and 5.0 years, respectively. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon available market data, the price received from the third party is adjusted accordingly.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2007 and 2006.

                                                                      PERCENTAGE                                   PERCENTAGE
                                                            2007       OF TOTAL                          2006       OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via third party pricing services         $35,892                    78.7%             $37,190                    83.3%
Priced via independent broker
 quotations                                       5,931                    13.0%               3,567                     8.0%
Priced via matrices                               3,526                     7.7%               3,810                     8.5%
Priced via other methods                            262                     0.6%                  79                     0.2%
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,611                   100.0%             $44,646                   100.0%
                                              ---------                 -------            ---------                 -------

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including assumptions and estimates, a market participant would utilize. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been or is expected to be less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principle received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2007 and 2006, approximately 89% and 82% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 11% and 18%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the reinsurance contracts associated with the GMIB and GMAB products, which are discussed in the preceding paragraphs under "Accounting for Guaranteed Benefits Offered with Variable Annuities" section.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB and GMAB. The fair value of the GMWB, GMIB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, to determine the present value of expected future cash flows produced in the stochastic projection process. Changes in capital market assumptions can significantly change the value of the GMWB, GMIB, and GMAB. In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of SFAS 157, the Company will revise many of the assumptions used to value GMWB, GMIB and GMAB.

For contracts issued prior to July 2003, the Company has a reinsurance arrangement in place to transfer its risk of loss due to GMWB. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreement is recorded in net realized capital gains and losses. As of July 2003, the Company had substantially exhausted all of its reinsurance capacity, with respect to contracts issued after July 2003, and began hedging its exposure to the GMWB rider using a sophisticated program involving interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. During 2007, the Company also purchased customized derivative instruments to hedge capital market risks associated with GMWB. For the years ended December 31, 2007, 2006 and 2005, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB and GMAB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $283 loss, $26 loss and $46 loss, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure, after reinsurance, as of December 31, 2007, was $139. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $139.

SEPARATE ACCOUNTS

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2007 and 2006, the carrying value of the Company's DAC asset was $8.4 billion and $7.3 billion, respectively. At December 31, 2007, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $445, $1.0 billion and $550, respectively. At December 31, 2006, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $397, $769 and $483, respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2007, 2006 and 2005 was an increase to amortization of $0, $45 and $27, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current separate account return assumption is approximately 8% (after fund fees, but before mortality and expense charges). Beginning in 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior years where we used a single deterministic estimation.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly. During the third quarter of 2007 and the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits during the third quarter of each successive year.

Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as market, product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs.

UNLOCK RESULTS

During the third quarter of 2007 and the fourth quarter of 2006, the Company completed an annual, comprehensive study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses, hedging costs, and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the unlock during the third quarter of 2007 was as follows:

                                                               Unearned           Death             Sales
                                              DAC and           Revenue          Benefit          Inducement
                                                PVFP           Reserves        Reserves (1)         Assets          Total (2)
---------------------------------------------------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE) BENEFIT
Retail                                           $181              $(5)             $(4)               $9               $181
Retirement Plans                                   (9)              --               --                --                 (9)
Institutional                                       1               --               --                --                  1
Individual Life                                    24               (8)              --                --                 16
                                               ------            -----             ----              ----             ------
                                   TOTAL         $197             $(13)             $(4)               $9               $189
                                               ------            -----             ----              ----             ------

(1) As a result of the unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10,pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for variable annuities.

As a result of the unlock in the third quarter of 2007, the Company expects an immaterial change to total Company DAC amortization in 2008.

The after-tax impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter of 2006 was as follows:

                                                                   Unearned           Death             Sales
                                                  DAC and          Revenue           Benefit          Inducement
                                                   PVFP            Reserves       Reserves (1)          Assets        Total
---------------------------------------------------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE) BENEFIT
Retail                                              $(116)             $5              $(10)               $3          $(118)
Retirement Plans                                       20              --                --                --             20
Individual Life                                       (46)             30                --                --            (16)
                                                  -------            ----             -----              ----        -------
                                      TOTAL         $(142)            $35              $(10)               $3          $(114)
                                                  -------            ----             -----              ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2007, the Company believed individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 54%, before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for an unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by VIE issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income. The Company's assumed foreign balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 3% and 3% as of December 31, 2007, 2006 and 2005, respectively, of total life insurance in-force. Dividends to policyholders were $11, $22 and $37 for the years ended December 31, 2007, 2006 and 2005, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

2. SEGMENT INFORMATION

The Company has four reporting segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code.

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, guaranteed minimum income benefit ("GMIB'), guaranteed minimum death benefit ("GMDB") and guaranteed minimum accumulation benefit ("GMAB") reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, as well as certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2007           2006           2005
--------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other
  considerations
 RETAIL
  Individual annuity:
   Individual variable annuity         $2,103         $1,835         $1,629
   Fixed / MVA Annuity                      1              3             (2)
  Other                                    --             --             --
                                     --------       --------       --------
  Total Retail                          2,104          1,838          1,627
 RETIREMENT PLANS
   401(k)                                 179            154            106
   403(b)/457                              50             45             43
                                     --------       --------       --------
  Total Retirement Plans                  229            199            149
 INSTITUTIONAL
   IIP                                  1,012            623            516
   PPLI                                   224            103            105
                                     --------       --------       --------
  Total Institutional                   1,236            726            621
 INDIVIDUAL LIFE
  Total Individual Life                   760            780            716
 OTHER                                    163            117            147
                                     --------       --------       --------
  Total Life premiums, fees, and
   other considerations                 4,492          3,660          3,260
  Net investment income                 3,048          2,728          2,569
 Net realized capital losses             (934)          (299)            75
                                     --------       --------       --------
                         TOTAL LIFE     6,606          6,089          5,904
                                     --------       --------       --------

NET INCOME (LOSS)                        2007          2006    2005
---------------------------------------------------------------------------------
 Retail                                    $663          $397  $480
 Retirement Plans                            53            94   73
 Institutional                                7            69  107
 Individual Life                            169           137  157
 Other                                     (152)           34   92
                                        -------       -------  ---
                      TOTAL NET INCOME     $740          $731  $909
                                        -------       -------  ---

                                         2007          2006          2005
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
 Retail                                    $815          $835          $934
 Retirement Plans                           355           326           311
 Institutional                            1,226           987           784
 Individual Life                            331           293           272
 Other                                      321           287           268
                                        -------       -------       -------
           TOTAL NET INVESTMENT INCOME   $3,048        $2,728        $2,569
                                        -------       -------       -------
AMORTIZATION OF DEFERRED POLICY
 ACQUISITION AND PRESENT VALUE OF
 FUTURE PROFITS
 Retail                                    $316          $913          $685
 Retirement Plans                            58            (4)           31
 Institutional                               23            32            32
 Individual Life                            117           235           198
 Other                                        1            (1)           (1)
                                        -------       -------       -------
             TOTAL AMORTIZATION OF DAC     $515        $1,175          $945
                                        -------       -------       -------
INCOME TAX EXPENSE (BENEFIT)
Retail                                     $137          $(40)          $11
Retirement Plans                             14            35            22
Institutional                                (5)           26            49
Individual Life                              81            60            73
Other (1)                                   (59)           22            52
                                        -------       -------       -------
              TOTAL INCOME TAX EXPENSE     $168          $103          $207
                                        -------       -------       -------

                                                           DECEMBER 31,
                                                      2007              2006
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $135,244          $129,158
 Retirement Plans                                       28,157            24,596
 Institutional                                          77,990            65,897
 Individual Life                                        15,151            13,810
 Other                                                   9,670             8,009
                                                   -----------       -----------
                                     TOTAL ASSETS     $266,212          $241,470
                                                   -----------       -----------
DAC
 Retail                                                 $5,182            $4,561
 Retirement Plans                                          658               543
 Institutional                                             143               111
 Individual Life                                         2,411             2,119
 Other                                                      (1)               --
                                                   -----------       -----------
                                        TOTAL DAC       $8,393            $7,334
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $944              $845
 Retirement Plans                                          333               357
 Institutional                                           6,657             5,711
 Individual Life                                           685               575
 Other                                                     777               721
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $9,396            $8,209
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,391           $15,008
 Retirement Plans                                        5,591             5,544
 Institutional                                          12,455            11,401
 Individual Life                                         5,210             4,845
 Other                                                   3,730             3,393
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $42,377           $40,191
                                                   -----------       -----------

3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                         2007          2006          2005
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities (1)                     $2,710        $2,459        $2,275
Policy loans                                132           140           142
Mortgage loans on real estate               227           126            64
Other investments                            35            53           125
Gross investment income                   3,104         2,778         2,606
Less: Investment expenses                    56            50            37
                                        -------       -------       -------
                 NET INVESTMENT INCOME   $3,048        $2,728        $2,569
                                        -------       -------       -------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                          $(248)        $(105)          $57
Equity securities                           (46)           (3)            8
Foreign currency transaction
 remeasurements                             102            18           157
Derivatives and other (2)                  (742)         (209)         (147)
                                        -------       -------       -------
   NET REALIZED CAPITAL GAINS (LOSSES)    $(934)        $(299)          $75
                                        -------       -------       -------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                        2007           2006          2005
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(597)         $800          $986
Equity securities                           (42)            8             7
Net unrealized gains credited to
 policyholders                                3            (4)           (9)
                                        -------       -------       -------
Net unrealized gains                       (636)          804           984
Deferred income taxes and other items      (304)          304           407
                                        -------       -------       -------
Net unrealized gains (losses), net of
 tax -- end of year                        (332)          500           577
Net unrealized gains, net of tax --
 beginning of year                          500           577         1,124
                                        -------       -------       -------
        CHANGE IN UNREALIZED LOSSES ON
         AVAILABLE-FOR-SALE SECURITIES    $(832)         $(77)        $(547)
                                        -------       -------       -------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2007
                                                                      GROSS                     GROSS
                                           AMORTIZED                UNREALIZED               UNREALIZED              FAIR
                                             COST                     GAINS                    LOSSES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                           $7,602                      $24                     $(519)              $7,107
CMOs
 Agency backed                                   793                       18                        (3)                 808
 Non-agency backed                               411                        4                        (2)                 413
Commercial mortgage-backed
 securities ("CMBS")                          11,515                      159                      (572)              11,102
Corporate                                     21,928                      807                      (571)              22,164
Government/Government agencies
 Foreign                                         465                       35                        (2)                 498
 United States                                   516                       14                        (1)                 529
MBS                                            1,750                       15                       (15)               1,750
States, municipalities and political
 subdivisions                                  1,226                       32                       (20)               1,238
Redeemable preferred stock                         2                        2                        (2)                   2
                                           ---------                 --------                 ---------            ---------
              TOTAL FIXED MATURITIES         $46,208                   $1,110                   $(1,707)             $45,611
                                           ---------                 --------                 ---------            ---------

                                                                      AS OF DECEMBER 31, 2006
                                                                        GROSS                    GROSS
                                             AMORTIZED                UNREALIZED              UNREALIZED             FAIR
                                               COST                     GAINS                   LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                             $6,170                      $38                    $(41)              $6,167
CMOs
 Agency backed                                     778                        8                      (5)                 781
 Non-agency backed                                  76                       --                      --                   76
Commercial mortgage-backed securities
 ("CMBS")                                       10,806                      146                     (71)              10,881
Corporate                                       21,982                      911                    (206)              22,687
Government/Government agencies
 Foreign                                           568                       44                      (4)                 608
 United States                                     542                        2                      (5)                 539
MBS                                              1,808                        6                     (31)               1,783
States, municipalities and political
 subdivisions                                    1,114                       23                     (15)               1,122
Redeemable preferred stock                           2                       --                      --                    2
                                             ---------                 --------                 -------            ---------
                TOTAL FIXED MATURITIES         $43,846                   $1,178                   $(378)             $44,646
                                             ---------                 --------                 -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2007 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                                 $767                  $805
Over one year through five years                7,389                 7,675
Over five years through ten years               6,041                 5,994
Over ten years                                 21,455                21,059
Subtotal                                       35,652                35,533
ABS, MBS, and CMOs                             10,556                10,078
                                            ---------             ---------
                               TOTAL          $46,208               $45,611
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage- and asset-backed securities which is why ABS, MBS, and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2007            2006            2005
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $12,415         $16,159         $15,784
Gross gains                             246             210             302
Gross losses                           (135)           (230)           (218)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $296            $249             $38
Gross gains                              12               5               8
Gross losses                             (7)             (5)             --
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholder's equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer including multiple investment grade tranches of the same security as of December 31, 2007 were Wachovia Bank Commercial Mortgage Trust, Goldman Equity Office Properties and PARCS-R and as of December 31, 2006 were Wachovia Bank Commercial Mortgage Trust, General Electric Company, and Citigroup, Inc., which each comprise less than 1.0%, of total invested assets. Wachovia Bank Commercial Mortgage Trust, Goldman Equity Office Properties, and PARCS-R include multiple investment grade tranches.

The Company's largest three exposures by sector, as of December 31, 2007 and 2006, were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 10%, respectively, for 2007 and 26%, 13% and 8%, respectively, for 2006, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2007 and 2006, the largest concentrations were in California, Oregon, and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2007 and 2006.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

                                                                       2007
                                 LESS THAN 12 MONTHS                                           12 MONTHS OR MORE
                   AMORTIZED             FAIR            UNREALIZED          AMORTIZED                FAIR           UNREALIZED
                      COST              VALUE              LOSSES            COST                    VALUE             LOSSES
-----------------------------------------------------------------------------------------------------------------------------------
ABS                   $6,271             $5,789              $(482)                  $497                460              $(37)
CMOs
 Agency
  backed                 270                268                 (2)                    60                 59                (1)
 Non-agency
  backed                  97                 96                 (1)                    33                 32                (1)
CMBS                   5,493              5,010               (483)                 1,808              1,719               (89)
Corporate              8,354              7,920               (434)                 2,554              2,417              (137)
Government/Government
 agencies
 Foreign                  86                 84                 (2)                    43                 43                --
 United
  States                 136                135                 (1)                     7                  7                --
MBS                       49                 48                 (1)                   760                746               (14)
States,
municipalities
 and
 political
 subdivisions            383                373                (10)                   189                179               (10)
Redeemable
 preferred
 stock                     4                  2                 (2)                    --                 --                --
                    --------           --------           --------                -------           --------           -------
  TOTAL FIXED
   MATURITIES         21,143             19,725             (1,418)                 5,951              5,662              (289)
Common stock             106                102                 (4)                    --                 --                --
Non-redeemable
 preferred
 stock                   509                463                (46)                    20                 19                (1)
                    --------           --------           --------                -------           --------           -------
 TOTAL EQUITY            615                565                (50)                    20                 19                (1)
                    --------           --------           --------                -------           --------           -------
        TOTAL
  TEMPORARILY
     IMPAIRED
   SECURITIES        $21,758            $20,290            $(1,468)                $5,971             $5,681             $(290)
                    --------           --------           --------                -------           --------           -------

                                                  2007
                                                  TOTAL
                           AMORTIZED              FAIR              UNREALIZED
                             COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------
ABS                           $6,768               $6,249                $(519)
CMOs
 Agency backed                   330                  327                   (3)
 Non-agency backed               130                  128                   (2)
CMBS                           7,301                6,729                 (572)
Corporate                     10,908               10,337                 (571)
Government/Government
 agencies
 Foreign                         129                  127                   (2)
 United States                   143                  142                   (1)
MBS                              809                  794                  (15)
States,
 municipalities and
 political
 subdivisions                    572                  552                  (20)
Redeemable preferred
 stock                             4                    2                   (2)
                           ---------            ---------            ---------
         TOTAL FIXED
          MATURITIES          27,094               25,387               (1,707)
Common stock                     106                  102                   (4)
Non-redeemable
 preferred stock                 529                  482                  (47)
                           ---------            ---------            ---------
        TOTAL EQUITY             635                  584                  (51)
                           ---------            ---------            ---------
   TOTAL TEMPORARILY
 IMPAIRED SECURITIES         $27,729              $25,971              $(1,758)
                           ---------            ---------            ---------

As of December 31, 2007, fixed maturities, comprised of approximately 2,920 securities, accounted for approximately 97% of the Company's total unrealized loss amount. The remaining 3% primarily consisted of non-redeemable preferred stock in the financial services sector, the majority of which were in an unrealized loss position for less than six months. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2007 that were deemed to be other-than-temporarily impaired.

Fixed maturity securities in an unrealized loss position for less than twelve months were comprised of approximately 1,850 securities. The majority of these securities are investment grade fixed maturities depressed due to changes in credit spreads from the date of purchase. As of December 31, 2007, 81% were securities priced at or greater than 90% of amortized cost. The remaining securities were primarily composed of CMBS, ABS, and corporate securities in the financial services sector, of which 78% had a credit rating of A or above as of December 31, 2007. The severity of the depression resulted from credit spread widening due to tightened lending conditions and the market's flight to quality securities.

Fixed maturity securities depressed for twelve months or more as of December 31, 2007 were comprised of approximately 1,160 securities, with the majority of the unrealized loss amount relating to CMBS, corporate fixed maturities within the financial services sector and ABS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date. The recent price depression resulted from widening credit spreads primarily due to tightened lending conditions and the market's flight to quality securities. However, commercial real estate fundamentals still appear strong with delinquencies, defaults and losses holding to relatively low levels. Substantially all of these securities are investment grade securities with an average price of 96% of amortized cost as of December 31, 2007. Future changes in fair value of these securities are primarily dependent on sector fundamentals, credit spread movements, and changes in interest rates.

CORPORATE -- Corporate securities in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date primarily due to tightened lending conditions and the market's flight to quality securities. Substantially all of these securities are investment grade securities with an average price of 96% of amortized cost. Future changes in fair value of these securities are primarily dependent on the extent of future issuer credit losses, return of liquidity, and changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.2 billion and $2.6 billion as of December 31, 2007 and 2006, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type. At December 31, 2007 and 2006, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2007 and 2006.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                     DECEMBER 31, 2007                                 DECEMBER 31, 2006
                         CARRYING VALUE            PERCENT OF TOTAL        CARRYING VALUE            PERCENT OF TOTAL
------------------------------------------------------------------------------------------------------------------------
East North Central              $101                        2.4%                   $94                        3.6%
East South Central                --                         --                     --                         --
Middle Atlantic                  503                       12.1%                   470                       17.9%
Mountain                         101                        2.4%                    24                        0.9%
New England                      348                        8.4%                   166                        6.3%
Pacific                          959                       23.0%                   523                       19.9%
South Atlantic                   749                       18.0%                   551                       20.9%
West North Central                25                        0.6%                     6                        0.2%
West South Central               179                        4.3%                   100                        3.8%
Other (1)                      1,201                       28.8%                   697                       26.5%
                            --------                    -------               --------                    -------
               TOTAL          $4,166                      100.0%                $2,631                      100.0%
                            --------                    -------               --------                    -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                     DECEMBER 31, 2007                                 DECEMBER 31, 2006
                      CARRYING VALUE               PERCENT OF TOTAL     CARRYING VALUE               PERCENT OF TOTAL
------------------------------------------------------------------------------------------------------------------------
Industrial                      $424                       10.2%                  $298                       11.3%
Lodging                          424                       10.2%                   413                       15.7%
Agricultural                     236                        5.7%                    58                        2.2%
Multifamily                      708                       17.0%                   250                        9.5%
Office                         1,550                       37.2%                 1,130                       43.0%
Retail                           702                       16.8%                   352                       13.4%
Other                            122                        2.9%                   130                        4.9%
                            --------                    -------               --------                    -------
               TOTAL          $4,166                      100.0%                $2,631                      100.0%
                            --------                    -------               --------                    -------

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the accompanying consolidated financial statements.

                                     DECEMBER 31, 2007                                     DECEMBER 31, 2006
                    CARRYING                           MAXIMUM EXPOSURE   CARRYING                           MAXIMUM EXPOSURE
                    VALUE (1)       LIABILITY (2)         TO LOSS (3)     VALUE (1)       LIABILITY (2)         TO LOSS (3)
------------------------------------------------------------------------------------------------------------------------------
Collateralized
 loan obligations
 ("CLOs") and
 other funds (4)        $359             $199                 $171            $296             $167                 $136
Limited
 partnerships            309              121                  150             103               15                   75
Other investments
 (5)                      65               --                   81              --               --                   --
                       -----            -----                -----           -----            -----                -----
         TOTAL (6)      $733             $320                 $402            $399             $182                 $211
                       -----            -----                -----           -----            -----                -----

(1) The carrying value of CLOs and other funds and Other investments is equal to fair value. Limited partnerships are accounted for under the equity method.

(2) Creditors have no recourse against the Company in the event of default by the VIE.

(3) The maximum exposure to loss does not include changes in fair value or the Company's proportionate shares of earnings associated with limited partnerships accounted for under the equity method. The Company's maximum exposure to loss as of December 31, 2007 and 2006 based on the carrying value was $413 and $217, respectively. The Company's maximum exposure to loss as of December 31, 2007 and 2006 based on the Comany's initial co-investment or amortized cost basis was $402 and $211, respectively.

(4) The Company provides collateral management services and earns a fee associated with these structures.

(5) Other investments include investment structures that are backed by preferred securities.

(6) As of December 31, 2007 and 2006, the Company had relationships with six and four VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2007, the Company held variable interests in four VIEs, where the Company is not the primary beneficiary and as a result, these are not consolidated by the Company. As of December 31, 2007, these VIEs included two collateralized bond obligations and two CLOs which are managed by HIMCO. These investments have been held by the Company for a period of one year. The maximum exposure to loss consisting of the Company's investments based on the amortized cost of the non-consolidated VIEs was approximately $100 as of December 31, 2007 For the year ended December 31, 2007 the Company recognized $1 of the maximum exposure to loss representing an other-than-temporary impairment recorded as a realized capital loss.

HIMCO is the collateral manager for four market value CLOs (included in the VIE discussion above) that invest in senior secured bank loans through total return swaps. For two of the CLOs, the Company has determined it is the primary beneficiary and accordingly consolidates the transactions. The maximum exposure to loss for these two consolidated CLOs, which is included in the "Collateral loan obligations and other funds" line in the table above, is $74 of which the Company has recognized a realized capital loss of $19. The Company is not the primary beneficiary for the remaining two CLOs, but maintains a significant involvement in the transactions. The maximum exposure to loss for these remaining two CLOs, included in the $100 in the preceding paragraph, is $14. The CLOs have triggers that allow the total return swap counterparty to terminate the transactions if the fair value of the aggregate referenced bank loan portfolio declines below a stated level.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options to achieve one of four Company approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivatives use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                         ASSET VALUES        LIABILITY VALUES
                                       2007         2006     2007          2006
--------------------------------------------------------------------------------
Other investments                       $446         $271      $ --         $ --
Reinsurance recoverables                 128           --        --           22
Other policyholder funds and
 benefits payable                          2          172       801           --
Consumer notes                            --           --         5            1
Other liabilities                         --           --       354          589
                                      ------       ------  --------       ------
                               TOTAL    $576         $443    $1,160         $612
                                      ------       ------  --------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2007 and 2006. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2007 and 2006.

                                                                                                            HEDGE
                                                                                                      INEFFECTIVENESS,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily used
 to convert interest receipts on
 floating-rate fixed maturity securities
 to fixed rates. These derivatives are
 predominantly used to better match cash
 receipts from assets with cash
 disbursements required to fund
 liabilities.
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed investment
 contract payments to a fixed rate to
 better match the cash receipts earned
 from the supporting investment
 portfolio.                                    $4,019          $4,560      $73          $(19)           $1             $(8)
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash flows
 associated with certain foreign
 denominated fixed maturity investments
 to U.S. dollars. The foreign fixed
 maturities are primarily denominated in
 euros and are swapped to minimize cash
 flow fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to convert
 foreign denominated cash flows
 associated with certain liability
 payments to U.S. dollars in order to
 minimize cash flow fluctuations due to
 changes in currency rates.                     1,226           1,420     (269)         (318)           (1)             (4)
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.            3,594           3,303      (38)            7            --              --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed rate
 liabilities due to changes in foreign
 currency rates.                                  696             492       25            (9)           --              --
                                          -----------       ---------  -------       -------       -------       ---------
   TOTAL CASH-FLOW AND FAIR-VALUE HEDGES       $9,535          $9,775    $(209)        $(339)         $ --            $(12)
                                          -----------       ---------  -------       -------       -------       ---------

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENT AND/OR RISK MANAGEMENT
 ACTIVITIES
Interest rate swaps, caps and floors
 The Company uses interest rate swaps,
 caps and floors to manage duration risk
 between assets and liabilities in
 certain portfolios. In addition, the
 Company enters into interest rate swaps
 to terminate existing swaps in hedging
 relationships, thereby offsetting the
 changes in value of the original swap.        $6,666          $4,911     $ --          $(15)          $15            $(27)
Interest rate forwards
 The Company uses interest rate forwards
 to replicate the purchase of
 mortgage-backed securities to manage
 duration risk and liquidity.                      --             644       --            (4)           (1)              5
Foreign currency swaps and forwards
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments.                                     199             162       (8)          (11)           (5)             (7)
Credit default and total return swaps
 The Company enters into credit default
 swap agreements in which the Company
 assumes credit risk of an individual
 entity, referenced index or asset pool.
 These contracts entitle the Company to
 receive a periodic fee in exchange for
 an obligation to compensate the
 derivative counterparty should a credit
 event occur on the part of the
 referenced security issuers. The
 maximum potential future exposure to
 the Company is the notional value of
 the swap contracts, which is $1,202 and
 $786, after-tax, as of December 31,
 2007 and 2006, respectively.                   1,849           1,209     (235)          (92)          (83)             20
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific index
 or collateral portfolio. The maximum
 potential future exposure to the
 Company for the credit index swaps is
 the notional value and for the total
 return swaps is the cash collateral
 associated with the transaction, which
 has termination triggers that limit
 investment losses. As of December 31,
 2007 and 2006, the maximum potential
 future exposure to the Company from
 such contracts is $639 and $707,
 after-tax, respectively.                       1,731           1,629      (62)            1           (48)              1

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
 The Company enters into credit default
 swap agreements, in which the Company
 reduces credit risk to an individual
 entity. These contracts require the
 Company to pay a derivative
 counterparty a periodic fee in exchange
 for compensation from the counterparty
 should a credit event occur on the part
 of the referenced security issuer. The
 Company entered into these agreements
 as an efficient means to reduce credit
 exposure to specified issuers or
 sectors.                                      $3,494          $1,882      $56           $(8)          $38             $(6)
Yen fixed annuity hedging instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and yen
 interest rate exposures associated with
 the yen denominated individual fixed
 annuity product. The associated
 liability is adjusted for changes in
 spot rates which was $(66) and $12,
 after-tax, as of December 31, 2007 and
 2006, respectively, and offsets the
 derivative.                                    1,849           1,869     (115)         (225)           34             (64)
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider. The
 GMWB is a bifurcated embedded
 derivative that provides the
 policyholder with a GRB if the account
 value is reduced to zero through a
 combination of market declines and
 withdrawals. The GRB is generally equal
 to premiums less withdrawals. The
 policyholder also has the option, after
 a specified time period, to reset the
 GRB to the then-current account value,
 if greater. The notional value of the
 embedded derivative is the GRB balance.
 For a further discussion, see the
 Derivative Instruments section of Note
 2.                                            44,852          37,769     (707)           53          (430)             79
GMWB reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMWB embedded derivative for the lives
 of the host variable annuity contracts.
 The notional amount of the reinsurance
 contracts is the GRB amount.                   6,579           7,172      128           (22)           83             (19)
GMWB hedging instruments
 The Company enters into derivative
 contracts to economically hedge
 exposure to the volatility associated
 with the portion of the GMWB
 liabilities which are not reinsured.
 These derivative contracts include
 customized swaps, interest rate swaps
 and futures, and equity swaps, put and
 call options, and futures, on certain
 indices including the S&P 500 index,
 EAFE index, and NASDAQ index.                 21,357           8,379      642           346           167             (77)

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum benefit product
 reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives for
 the lives of the host variable annuity
 contracts. The reinsurance contracts
 are accounted for as free-standing
 derivative contracts. The notional
 amount of the reinsurance contracts is
 the yen denominated GRB balance value
 converted at the year-end yen to U.S.
 dollar foreign spot exchange rate.           $18,065         $11,304     $(70)         $119         $(101)           $(35)
Equity index swaps and options
 The Company offers certain equity
 indexed products, which may contain an
 embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition, the
 Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.                            149              25      (22)           (1)            1              --
Statutory reserve hedging instruments
 The Company purchases one and two year
 S&P 500 put option contracts to
 economically hedge the statutory
 reserve impact of equity risk arising
 primarily from GMDB and GMWB
 obligations against a decline in the
 equity markets.                                  661           2,220       18            29           (14)             (9)
Coinsurance and modified coinsurance
 reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance with
 funds withheld and modified coinsurance
 reinsurance agreement ("Agreement")
 with an affiliate reinsurance company
 to provide statutory surplus relief for
 certain life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative.                                      655              --       --            --            --              --
      TOTAL OTHER INVESTMENT AND/OR RISK
                   MANAGEMENT ACTIVITIES     $108,106         $79,175    $(375)         $170         $(344)          $(139)
                                          -----------       ---------  -------       -------       -------       ---------
                   TOTAL DERIVATIVES (1)     $117,641         $88,950    $(584)        $(169)        $(344)          $(151)
                                          -----------       ---------  -------       -------       -------       ---------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, of derivatives held for other investment and/or risk management activities.

The increase in notional amount since December 31, 2006, is primarily due to an increase in embedded derivatives associated with the GMWB rider, an increase in the related GMWB hedging derivatives, and an increase in the guaranteed minimum benefit riders reinsured from a related party. The Company offers certain variable annuity products with a GMWB rider, which is accounted for as an embedded derivative. For further discussion on the GMWB rider, refer to Note 8 of Notes to Consolidated Financial Statements. For further discussion of the internal reinsurance of the guaranteed minimum benefit riders, including GMIB and GMAB products, which are accounted for as free standing derivatives, refer to Note 8 and Note 16 of Notes to Consolidated Financial Statements.

The increase in notional of GMWB embedded derivatives is primarily due to additional product sales. The increase in notional of GMWB hedging derivatives primarily related to two customized swap contracts that were entered into during 2007 to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company. As of December 31, 2007, these swaps had a notional value of $12.8 billion and a market value of $50. Due to the significance of the non-observable inputs associated with pricing these derivatives, the initial difference between the transaction price and modeled value was deferred in accordance with EITF No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" and included in Other Assets in the Condensed Consolidated Balance Sheets. The deferred loss of $51 will be recognized in retained earnings upon the adoption of SFAS 157. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $35 will also be recorded in retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses).

The increase in notional of the reinsurance of guaranteed minimum benefit riders is primarily due GMIB product sales as well as depreciation of the U.S. dollar compared to the yen. Also contributing to the increase is a new reinsurance agreement entered into effective September 30, 2007, related to the GMAB rider, which is also accounted for as a free-standing derivative.

The decrease in net fair value of derivative instruments since December 31, 2006, was primarily related to GMWB related derivatives, the internal reinsurance contract associated with GMIB, and credit derivatives, partially offset by the Japanese fixed annuity hedging instruments, interest rate derivatives, and foreign currency swaps. The GMWB related derivatives decreased in value primarily due to liability model assumption updates and modeling refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices as well as those to reflect newly reliable market inputs for volatility. The internal reinsurance contract associated with GMIB decreased in value primarily as a result of liability model refinements, a decrease in interest rates, and changes in equity volatility levels. Credit derivatives, including credit default swaps, credit index swaps, and bank loan total return swaps, declined in value due to credit spreads widening. Credit spreads widened primarily due to the deterioration in the U.S. housing market, tightened lending conditions, the market's flight to quality securities, as well as increased likelihood of a U.S. recession. The Japanese fixed annuity contract hedging instruments increased in value primarily due to appreciation of the Japanese yen in comparison to the U.S. dollar. Interest rate derivatives increased in value primarily due to the decline in interest rates. The fair value of foreign currency swaps hedging foreign bonds increased primarily as a result of the sale of certain swaps that were in loss positions due to the weakening of the U.S. dollar in comparison to certain foreign currencies.

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment ("non-qualifying strategies"), including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2007 and 2006, these non-qualifying strategies resulted in after-tax net losses of $(344) and $(139), respectively. For the year ended December 31, 2007, net losses were primarily comprised of net losses on the GMWB related derivatives, net losses on credit derivatives, and net losses associated with the internal reinsurance of GMIB. The net losses on the GMWB rider embedded derivatives were primarily due to liability model assumption updates and modeling refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices, as well as other assumption updates made during the second quarter to reflect newly reliable market inputs for volatility. The net losses on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, were due to credit spreads widening. The net losses associated with the internal reinsurance of GMIB were primarily driven by liability model refinements, a decrease in interest rates, and changes in equity volatility levels. For the year ended December 31, 2006, losses were largely comprised of losses on the reinsurance of GMIB, net losses on GMWB rider and hedging derivatives primarily driven by modeling refinements, net losses on interest rate derivatives due to an increase in interest rates, and net losses on the Japanese fixed annuity hedging instruments primarily due to an increase in Japan interest rates.

As of December 31, 2007 and 2006, the after-tax deferred net (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(16) and $(8), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. For the year ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2005, after-tax net gains (losses) representing the total ineffectiveness of all cash-flow hedges was $(6) and fair-value hedges was $2, while there were no net gains (losses) on net investment hedges.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2007 and 2006, the fair value of the loaned securities was approximately $2.1 billion and $1.6 billion, respectively, and was included in fixed maturities, equities, available for sale, and short-term investments in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $6 and $2 for the years ended December 31, 2007 and 2006, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2007 and 2006, collateral pledged having a fair value of $355 and $441, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2007 and 2006, were as follows:

                                            2007      2006
------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                             $4        $3
CMO                                             21        --
CMBS                                           244       169
Corporate                                    1,554     1,339
MBS                                            221       152
Government/Government Agencies
 Foreign                                        14         4
 United States                                 303       327
Short-term                                       1        --
Preferred stock                                 53        --
                                          --------  --------
                                   TOTAL    $2,415    $1,994
                                          --------  --------

As of December 31, 2007 and 2006, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $3.3 billion and $1.8 billion, respectively. At December 31, 2007 and 2006, cash collateral of $3.1 billion and $1.6 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount predominately recorded in other liabilities. At December 31, 2007 and 2006, cash received from derivative counterparties of $175 and $109, respectively, was netted against the derivative assets values in accordance with FSP FIN 39-1 and recorded in other assets. For further discussion on the adoption of FSP FIN 39-1, see Note 2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred no counterparty default for the years ended December 31, 2007 and 2006. As of December 31, 2007 and 2006, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2007 and 2006, the fair value of securities on deposit was approximately $14 and $9, respectively.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans and short-term investments, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2007 and 2006 were as follows:

                                        2007                          2006
                               CARRYING            FAIR       CARRYING          FAIR
                                AMOUNT             VALUE       AMOUNT           VALUE
----------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                $45,611          $45,611      $44,646          $44,646
 Equity securities                   722              722      276              276
 Policy loans                      2,016            2,016      2,009            2,009
 Mortgage loans on real
  estate                           4,166            4,169      2,631            2,619
 Short-term investments              752              752      694              694
 Other investments (1)               480              480      273              273
LIABILITIES
 Other policyholder funds
  and benefits payable
  (2)                            $15,148          $15,097      $13,931          $13,186
 Consumer notes                      809              814      258              260
                               ---------          -------      --                --

(1) 2007 and 2006 includes $446 and $271 of derivative related assets, respectively.

(2) Excludes universal life insurance contracts, including corporate owned life insurance.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2007and 2006, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2007, the Company's policy for the largest amount retained on any one life doubled from $5 to $10 compared to the corresponding 2006 and 2005 periods.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2007           2006           2005
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,173         $4,360         $4,019
Reinsurance assumed                        13             19             39
Reinsurance ceded                        (694)          (719)          (798)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER    $4,492         $3,660         $3,260
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company.

In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $285, $241 and $378 for the years ended December 31, 2007, 2006 and 2005, respectively. The Company also assumes reinsurance from other insurers.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $132, $166 and $130 in 2007, 2006 and 2005, respectively, and accident and health premium of $243, $259 and $221, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2007           2006           2005
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 7,334        $ 7,101        $ 6,453
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                (20)            --             --
BALANCE, JANUARY 1, AS ADJUSTED         7,314          7,101          6,453
Capitalization                          1,400          1,351          1,226
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (817)        (1,033)          (945)
AMORTIZATION -- UNLOCK, PRE-TAX (1)       302           (142)            --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other             194             57            367
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $8,393         $7,334         $7,101
                                     --------       --------       --------

(1) For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

For the years ended December 31,
--------------------------------------------------------------------------------
2008                                                                         $27
2009                                                                         $27
2010                                                                         $25
2011                                                                         $23
2012                                                                         $22
--------------------------------------------------------------------------------

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2007 and December 31, 2006, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2007 and 2006.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2007, 2006 and 2005 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued or reinsured by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that your policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007         $531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006          $ 158                 5
Incurred                                           130                 2
Unlock                                             294                --
Paid                                              (106)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2006         $476                 7
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006. The reinsurance recoverable asset related to the UL Secondary Guarantees was $6 as of December 31, 2006.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the SOP 03-1 liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock Results in Note 1, the Company unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2007 and the fourth quarter of 2006.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2007:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8% after fund fees, but before mortality and expense charges; it varies by asset class with a low of 3% for cash and a high of 11% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2007.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 13%, with an average of 11%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.50% for issue year 2005 & 2006, and discount rate of 4.25% for issue year 2007.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 3% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies is 0.4%.

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2007

                                                                                           RETAINED          WEIGHTED AVERAGE
                                                       ACCOUNT        NET AMOUNT          NET AMOUNT          ATTAINED AGE OF
                                                        VALUE          AT RISK             AT RISK               ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
Maximum anniversary value (MAV) (1)
MAV only                                                 $47,463         $3,557               $419                   65
With 5% rollup (2)                                         3,360            285                 67                   64
With Earnings Protection Benefit Rider (EPB) (3)           5,463            530                 85                   62
With 5% rollup & EPB                                       1,333            155                 30                   64
Total MAV                                                 57,619          4,527                601
Asset Protection Benefit (APB) (4)                        42,489            446                242                   62
Lifetime Income Benefit (LIB) (5)                         10,273             25                 25                   62
Reset (6) (5-7 years)                                      6,132             80                 80                   66
Return of Premium (7)/Other                               10,321             28                 28                   54
                                                     -----------       --------             ------                  ---
                                              TOTAL     $126,834         $5,106               $976                   63
                                                     -----------       --------             ------                  ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value or MAV, net premiums paid, or a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a GMWB rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allow policyholders to receive the guaranteed annual withdrawal amount for as long as they are alive. Through this feature, the policyholder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB and GMAB reinsurance represent free-standing derivatives and are carried at fair value and reported in other policyholder funds. See Note 16 for additional disclosure concerning reinsurance agreements. The fair value of the GMWB obligation, as well as the GMIB and GMAB obligations, assumed from a related party are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based primarily on a blend of observed market

"implied volatility"; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts. During, the second quarter of 2007, the Company reflected newly reliable market inputs for volatility on Standard and Poor's ("S&P") 500, National Association of Securities Dealers Automated Quotations ("NASDAQ") and Europe, Australasia and Far East ("EAFE") index options.

As of December 31, 2007 and December 31, 2006, the embedded derivative (liability) asset recorded for GMWB, before reinsurance or hedging, was $(707) and $53, respectively. During 2007, 2006 and 2005 the change in value of the GMWB, before reinsurance and hedging, reported in realized gains (losses) was $(661), $121and ($64), respectively. Included in the realized gain (loss) for the years ended December 31, 2007 and 2006 were liability model refinements, changes in policyholder behavior assumptions and changes in other assumptions to reflect newly reliable market inputs for volatility of a net $(234) and $(2), respectively.

As of December 31, 2007 and 2006, $46.3 billion, or 82%, and $37.3 billion, or 77%, respectively, of account value representing substantially all of the contracts written after July 2003 with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established a risk management strategy. During the second and third quarter of 2007, as part of the Company's risk management strategy, the Company purchased two customized swap contracts which hedge certain capital market risk components for the remaining term of certain blocks of the non-reinsured GMWB riders. As of December 31, 2007, these swaps had a notional value of $12.8 billion. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company. The Company also uses other derivative instruments to hedge its unreinsured GMWB exposure including interest rate futures, S&P 500 and NASDAQ index options and futures contracts and EAFE Index swaps to hedge GMWB exposure to international equity markets. The total (reinsured and unreinsured) GRB as of December 31, 2007 and 2006 was $44.8 billion and $37.8 billion, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, after reinsurance, as of December 31, 2007 and 2006, was $139 and $8, respectively. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $139.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                      AS OF                      AS OF
                                  DECEMBER 31,               DECEMBER 31,
                                      2007                       2006
--------------------------------------------------------------------------------
ASSET TYPE
Equity securities                     $109,354                   $104,687
Cash and cash equivalents                9,975                      8,931
                                   -----------                -----------
                     TOTAL            $119,329                   $113,618
                                   -----------                -----------

As of December 31, 2007, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2007         2006
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $397         $359
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                      (1)          --
BALANCE, JANUARY 1, AS ADJUSTED                            396          359
Sales inducements deferred                                  97           84
Unlock                                                     (15)           4
Amortization charged to income                             (33)         (50)
                                                        ------       ------
BALANCE, END OF PERIOD                                    $445         $397
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under ERISA. The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. . The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint . The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of the Sherman Act, RICO and ERISA claims.

REGULATORY DEVELOPMENTS

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without taking any action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $27, $35 and $35 for the years ended December 31, 2007, 2006 and 2005, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expires on December 31, 2007, as this operating lease will be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $6, $27 and $27 for the years ended December 31, 2007, 2006 and 2005, respectively.

Future minimum rental commitments on all operating leases are as follows:

2008                                                                         $17
2009                                                                          11
2010                                                                           8
2011                                                                           5
2012                                                                           2
Thereafter                                                                     2
                                                                            ----
                                                                     TOTAL  $ 45
                                                                            ----

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and the Company expects the audit to be concluded in early 2008. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD. The Company recorded benefits of $155, $174 and $184 related to the separate account DRD in the year ended December 31, 2007, December 31, 2006 and December 31, 2005, respectively. The 2007 benefit included a tax of $1 related to a true-up of the prior year tax return, the 2006 benefit included a benefit of $6 related to true-ups of prior years' tax returns and the 2005 benefit included a benefit of $3 related to a true-up of the prior year tax return

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $11 and $17 related to separate account FTC in the year ended December 31, 2007 and December 31, 2006, respectively. These amounts included benefits related to true-ups of prior years' tax returns of $0 and $7 in 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2007, the Company has outstanding commitments totaling $888, of which $616 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2007 and 2006, the liability balance was $4 and $4, respectively. As of December 31, 2007 and 2006, $12 and $13, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                                      FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 2007         2006         2005
--------------------------------------------------------------------------------
Current                                           $106         $115          $71
Deferred                                            62          (12)         136
                                                ------       ------       ------
                            INCOME TAX EXPENSE    $168         $103         $207
                                                ------       ------       ------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2007         2006         2005
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $318         $292         $391
Dividends received deduction                 (155)        (174)        (184)
Penalties                                       7           --            1
Foreign related investments                   (11)         (10)          (2)
Other                                           9           (5)           1
                                           ------       ------       ------
                                    TOTAL    $168         $103         $207
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2007            2006
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $682            $568
Unrealized Loss on Investments                          294              --
Other Investment-related items                          455             179
Minimum tax credit                                      239             217
Foreign tax credit carryovers                            --               7
Other                                                    17              --
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      1,687             971
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,775)         (1,252)
Net unrealized gains on equity securities                --            (169)
Employee benefits                                       (36)            (39)
Other                                                    --              (2)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,811)         (1,462)
                                                  ---------       ---------
                    TOTAL DEFERRED TAX LIABILITY      $(124)          $(491)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $62 and $(78) as of December 31, 2007 and 2006, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. During 2005, the Internal Revenue Service ("IRS") commenced an examination of the Company's U.S. income tax returns for 2002 through 2003 that is anticipated to be completed in early 2008. The 2004 through 2006 examination will begin in 2008. The Company anticipates that it is reasonably possible that the Internal Revenue Service will issue the 2002-2003 Revenue Agent's Report within 12 months. The Company does not anticipate that the outcome of the audit will result in a material change to its financial position.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. As a result of the adoption, the Company recognized an $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no balance of unrecognized tax benefits as of January 1, 2007 or December 31, 2007. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2007 and 2006, $809 and $258 of consumer notes had been issued. As of December 31, 2007, these consumer notes have interest rates ranging from 4.75% to 6.25% for fixed notes and, for variable notes, either consumer price index plus 157 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials or the Nikkei 225. The aggregate maturities of consumer notes are as follows: $222 in 2008, $494 in 2009, $34 in 2010, $19 in 2011 and
$40 thereafter. For the year ended December 31, 2007 and 2006, interest credited to holders of consumer notes was $11 and $2, respectively.

13. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2007          2006          2005
--------------------------------------------------------------------------------
Statutory net income                            $255          $777          $393
                                             -------       -------       -------
Statutory capital and surplus                 $4,448        $3,276        $3,022
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2007, the maximum amount of statutory dividends which may be paid by the Company in 2008, without prior approval, is $445.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $22 and $21 for the years ended December 31, 2007, 2006 and 2005, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2007, employees who had salaries of less than $100,000 per year received a contribution of 1.5% of base salary and employees who had salaries of $100,000 or more per year received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $11, $9 and $8 for the years ended December 31, 2007, 2006 and 2005, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $21 million, $19 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $7 million, $6 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. If, prior to the adoption of SFAS 123(R), the Company had been expensing stock option awards to retirement-eligible employees over the shorter of the stated vesting period or the date of retirement eligibility, then the Company would have recognized an immaterial increase in net income for the year ended December 31, 2005 and an immaterial decrease in net income for the year ended December 31, 2004. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2007, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2007 and 2006 the Company had $4.8 billion and $3.8 billion of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2007, 2006 and 2005, the Company recorded earned premiums of $525, $296 and $339 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of

December 31, 2007 and 2006, $1.8 billion and $1.7 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is an asset of $2 at December 31, 2007.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2007 and 2006, the fair value of the GMIB reinsurance derivative was an asset (liability) of $(72) and $119, respectively. During the year ended December 31, 2007 the Company recorded a net capital contribution (dividend) of $17 and a pre-tax realized loss of $156, representing the change in fair value of the GMIB reinsurance derivative. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.)

The methodology for calculating the value of the reinsurance derivative's for GMIB and GMAB are consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The contracts underlying the GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMIB and GMAB, as of December 31, 2007 and 2006, was $130 and $0, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $130.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $380, respectively. As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. QUARTERLY RESULTS FOR 2007 AND 2006 (UNAUDITED)

                                             MARCH 31,              JUNE 30,             SEPTEMBER 30,          DECEMBER 31,
                                        2007          2006     2007          2006     2007          2006     2007          2006
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $1,692        $1,623   $1,660        $1,272   $1,751        $1,523   $1,503        $1,671
Benefits, claims and expenses            1,360         1,286    1,551         1,198    1,337         1,259    1,450         1,512
Net income                                 262           259      110            93      290           231       78           148
                                       -------       -------  -------       -------  -------       -------  -------       -------